Exhibit 10.7

CREDIT AGREEMENT

dated as of October 29, 2012

among

PACIFIC ETHANOL HOLDING CO. LLC,
PACIFIC ETHANOL MADERA LLC,
PACIFIC ETHANOL COLUMBIA, LLC,
PACIFIC ETHANOL STOCKTON LLC, and
PACIFIC ETHANOL MAGIC VALLEY, LLC,
as Borrowers,

PACIFIC ETHANOL HOLDING CO. LLC,
as Borrowers’ Agent,

THE LENDERS REFERRED TO HEREIN,

WELLS FARGO BANK, N.A.,
as Administrative Agent for the Lenders,

WELLS FARGO BANK, N.A.,
as Collateral Agent for the Senior Secured Parties,

CREDIT SUISSE LOAN FUNDING LLC,

as Syndication Agent

and

AMARILLO NATIONAL BANK,
as Accounts Bank

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SCHEDULES

Schedule 1.01(a) – Commitments

Schedule 5.11 – Contracts

Schedule 5.12 – UCC Filing Offices

Schedule 5.13(a) – Site Descriptions

Schedule 5.19(a)(i) – Environmental Warranties

Schedule 5.19(d)(ii) – Underground Storage Tanks

Schedule 5.23 – Separateness Provisions

Schedule 5.28 – Legal Names and Places of Business

Schedule 5.29 – Broker Fees

Schedule 6.01(a)(ix) – Project Document Consents

Schedule 6.01(m)A – Initial Budget

Schedule 6.01(m)B – Initial Annual Forecast

Schedule 7.01(h) – Insurance

Schedule 7.02(a) – Bonds

Schedule 11.12 – Notice Information

EXHIBITS

Exhibit A – Defined Terms

Exhibit B – Intercreditor Agreement

Exhibit C – Amended Credit Agreement

Exhibit 2.02 – Form of Funding Notice

Exhibit 2.04 – Form of Note

Exhibit 3.03 – Form of Interest Period Notice

Exhibit 4.07 – Form of Non-U.S. Lender Statement

Exhibit 6.01(k) – Form of Insurance Certificate

Exhibit 7.01(t)A – Form of Estoppel Certificate (Stockton)

Exhibit 7.01(t)B – Form of Estoppel Certificate (Boardman)

Exhibit 7.03(l) – Form of Operating Statement

Exhibit 11.03 – Form of Lender Assignment Agreement

Exhibit 11.21 – Security Procedures

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This CREDIT AGREEMENT (this “Agreement”), dated as of October 29, 2012, is by and among Pacific Ethanol Holding Co. LLC, a Delaware limited liability company (“Pacific Holding”), Pacific Ethanol Madera LLC, a Delaware limited liability company (“Madera”), Pacific Ethanol Columbia, LLC, a Delaware limited liability company (“Boardman”), Pacific Ethanol Stockton LLC, a Delaware limited liability company (“Stockton”), and Pacific Ethanol Magic Valley, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman and Stockton, the “Borrowers”), Pacific Holding, as Borrowers’ Agent, each of the Lenders from time to time party hereto, WELLS FARGO BANK, N.A., as administrative agent for the Lenders, WELLS FARGO BANK, N.A., as collateral agent for the Senior Secured Parties, CREDIT SUISSE LOAN FUNDING LLC, as Syndication Agent and AMARILLO NATIONAL BANK, as accounts bank.

RECITALS

WHEREAS, the undersigned Lenders are parties to the Amended and Restated Credit Agreement, dated as of August 1, 2011, by and among the Borrowers, the Borrowers’ Agent, each of the lenders from time to time party thereto, Wells Fargo, as administrative agent for the Lenders (as defined therein) and collateral agent for the Senior Secured Parties (as defined therein), WestLB, as issuing bank thereunder, and the Accounts Bank, as accounts bank, as amended by the First Amendment thereto, dated as of July 13, 2012 (as so amended, and as further amended, supplemented or otherwise modified prior to giving effect to the Existing Credit Agreement Amendment referred to below, the “Existing Credit Agreement”);

WHEREAS, the Borrowers have requested, and the Lenders have agreed, pursuant to the term of this Agreement, to enter into a priming first priority secured credit facility whereby the Lenders shall extend credit and make certain financial accommodations to the Borrowers, which facility shall be senior in right of payment and lien priority to the credit facility provided pursuant to the Existing Credit Agreement, in each case subject to the terms set forth herein, in the Intercreditor Agreement and in the other Financing Documents;

WHEREAS, as a condition to the extension of credit hereunder, the Borrowers in their capacity as Borrowers under the Existing Credit Agreement, certain Lenders (as defined in the Existing Credit Agreement) and the Existing Agents shall enter into a second amendment and restatement to the Existing Credit Agreement, dated as of the date hereof (the “Existing Credit Agreement Amendment”; the Existing Credit Agreement as amended by the Existing Credit Agreement Amendment, as attached hereto as Exhibit C, the “Amended Credit Agreement”); and

WHEREAS, in connection with the foregoing agreements and concurrently herewith, the Loan Parties, the Existing Agents and the Agents are entering into the Intercreditor Agreement, to set forth the respective rights and obligations with respect to payment and lien priority under the credit facilities established pursuant to the Amended Credit Agreement and this Agreement, respectively.

NOW, THEREFORE, the parties hereto agree as follows:

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ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01 Defined Terms. Capitalized terms used in this Agreement, including its preamble and recitals, shall, except as otherwise defined herein or where the context otherwise requires, have the meanings provided in Exhibit A.

Section 1.02 Principles of Interpretation. (a) Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have the same meanings when used in each Financing Document, notice and other communication delivered from time to time in connection with any Financing Document.

(b)               Unless the context requires otherwise, any reference in this Agreement to any Transaction Document shall mean such Transaction Document and all schedules, exhibits and attachments thereto.

(c)                All the agreements, contracts or documents defined or referred to herein shall mean such agreements, contracts or documents as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and this Agreement, and shall disregard any supplement, amendment or waiver made in breach of this Agreement.

(d)               Any reference in any Financing Document relating to a Default or an Event of Default that has occurred and is continuing (or words of similar effect) shall be understood to mean that (i) in the case of a Default only, such Default has not been cured or remedied, or has not been waived in the manner set forth herein, before becoming an Event of Default and (ii) in the case of an Event of Default, such Event of Default has not been waived in the manner set forth herein.

(e)                The term “knowledge” in relation to the Borrowers, and any other similar expressions, shall mean knowledge of each of the Borrowers after due inquiry.

(f)                Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

(g)               The words “herein,” “hereof” and “hereunder” and words of similar import when used in this Agreement shall, unless otherwise expressly specified, refer to this Agreement as a whole and not to any particular provision of this Agreement and all references to Articles, Sections, Exhibits and Schedules shall be references to Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specified.

(h)               The words “include,” “includes” and “including” are not limiting.

(i)                 The word “or” is not exclusive.

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(j)                 Any reference to any Person shall include its permitted successors and permitted assigns in the capacity indicated, and in the case of any Governmental Authority, any Person succeeding to its functions and capacities.

Section 1.03 UCC Terms. Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the respective meanings given to those terms in the UCC.

Section 1.04 Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in any Financing Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared, in accordance with GAAP.

Section 1.05 Joint and Several. Subject to Section 1.05(b), the Obligations of each Borrower under this Agreement and each other Financing Document to which any Borrower is a party shall constitute the joint and several obligations of all Borrowers. All representations, warranties, undertakings, agreements and obligations of each Borrower expressed or implied in this Agreement or any other Financing Document shall, unless the context requires otherwise, be deemed to be made, given or assumed by the Borrowers jointly and severally.

(a)                Each of the Borrowers, the Administrative Agent and the Lenders hereby confirms that it is the intention of all such Persons that this Agreement and the other Financing Documents and the Obligations of each Borrower hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of any Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law, to the extent applicable to this Agreement or such other Financing Document and the Obligations of each Borrower hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Borrowers hereby irrevocably agree that the Obligations of each Borrower at any time shall be limited to the maximum amount as will result in the Obligations of such Borrower not constituting a fraudulent transfer or conveyance.

ARTICLE II

COMMITMENTS AND BORROWING

On the terms, subject to the conditions and relying upon the representations and warranties herein set forth:

Section 2.01 Loans. (a) Each Lender agrees, severally and not jointly, on the terms and conditions of this Agreement, to make loans (each such loan, a “Loan”) to the Borrowers, from time to time but not more frequently than six (6) times each calendar month, until the last Business Day immediately preceding the Maturity Date, in an aggregate principal amount from time to time outstanding not in excess of the Commitment of such Lender; provided, that the aggregate principal amount of the Funded Loans of any Lender at any one time outstanding shall not exceed such Lender’s Commitment. For the avoidance of doubt, the aggregate principal balance of the outstanding Loans of any Lender may exceed such Lender’s Commitment, and the aggregate principal balance of the outstanding Loans of all Lenders may exceed the Aggregate Commitments, in each case solely as the result of the payment of Capitalized Interest in accordance with Section 3.02(a) (Interest Payment Dates).

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(b)               Each Funding of Loans shall be in the minimum amount of one hundred thousand Dollars ($100,000).

(c)                Proceeds of each Loan shall be deposited into the Revenue Account (or as otherwise agreed by Borrowers’ Agent and the Administrative Agent, at the direction of the Required Lenders, and specified in the relevant Funding Notice) and applied solely in accordance with this Agreement and shall be used solely in accordance with the then-current Budget.

(d)               Within the limits set forth in Sections 2.01(a) and 3.08(d), the Borrowers may pay or prepay Loans in accordance with Section 3.07 and reborrow Funded Loans that have been so repaid.

Section 2.02 Notice of Fundings. (a) From time to time, but not more frequently than six times per calendar month, the Borrowers may propose a Funding by delivering to the Administrative Agent a properly completed Funding Notice not later than 12:00 noon, New York City time, five (5) Business Days prior to the proposed Funding Date; provided that in the case of the Loans to be made on the Closing Date such five (5) Business Days period is hereby waived. Each Funding Notice delivered pursuant to this Section 2.02 shall be irrevocable and shall refer to this Agreement and specify (i) whether such Funding is requested to be of Eurodollar Loans and/or Base Rate Loans, (ii) the requested Funding Date (which shall be a Business Day) and (iii) the amount of such requested Funding.

(b)               The Administrative Agent shall promptly advise each Lender of any Funding Notice given pursuant to this Section 2.02, and of each such Lender’s portion of the requested Funding.

Section 2.03 Funding of Loans. (a) Subject to Section 2.03(d), each Funding shall consist of Loans made by the Lenders ratably in accordance with their respective applicable Commitment Availability Percentages and shall consist of Eurodollar Loans or Base Rate Loans as the Borrowers may request pursuant to Section 2.02 (Notice of Fundings); provided, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender).

(b)               Subject to Section 4.04 (Obligation to Mitigate), each Lender may (without relieving any Borrower of its obligation to repay a Loan in accordance with the terms of this Agreement and the Notes) at its option fulfill its Commitment with respect to any such Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that the use of such domestic or foreign branch does not result in any increased costs payable by any of the Borrowers hereunder.

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(c)                Subject to Section 2.03(d), each Lender shall make a Loan in the amount of its applicable Commitment Availability Percentage of each Funding of Loans hereunder on the proposed Funding Date by wire transfer of immediately available funds to the Administrative Agent, not later than 11:00 a.m. New York City time, and the Administrative Agent shall transfer the amounts so received to the Accounts Bank for deposit into the Revenue Account in the amount set forth in the Funding Notice (or as otherwise agreed by the Administrative Agent, at the direction of the Required Lenders, and specified in the relevant Funding Notice); provided, that if a Funding does not occur on the proposed Funding Date because any condition precedent to such requested Funding herein specified has not been met and not all Lenders have made their respective Loans on such date, the Administrative Agent shall return any amounts so received to the respective Lenders without interest.

(d)               Unless the Administrative Agent has been notified in writing by any Lender prior to a proposed Funding Date that such Lender will not make available to the Administrative Agent its portion of the Funding proposed to be made on such date, the Administrative Agent may assume that such Lender has made such amounts available to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made such amount available to the Borrowers, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender and, if such Lender pays such amount (together with the interest noted below), then the amount so paid shall constitute such Lender’s Loan included in such Funding. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand, the Administrative Agent shall promptly notify the Borrowers and the Borrowers shall immediately repay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the Borrowers, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrowers to the date such corresponding amount is recovered by the Administrative Agent, at an interest rate per annum equal to (i) in the case of a payment made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment made by the Borrowers, the Base Rate plus the Applicable Margin. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitment hereunder. Notwithstanding anything to the contrary in this Agreement or any other Financing Document, the Administrative Agent may, subject to the Intercreditor Agreement and the rights of the other Senior Secured Parties under the Security Documents and with prior notice to the Borrowers, apply all funds and proceeds of Collateral available for the payment of any Obligation to repay any amount owing by any Lender to the Administrative Agent as a result of such Lender’s failure to fund its applicable share of any Funding hereunder. A notice of the Administrative Agent to any Lender or the Borrowers with respect to any amounts owing under this Section 2.03(d) shall be conclusive, absent manifest error.

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Section 2.04 Evidence of Indebtedness. (a) Each Loan made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business, including the Register for the recordation of the Loans maintained by the Administrative Agent in accordance with the provisions of Section 11.03(c) (Assignments). The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive evidence, absent manifest error, of the amount of the Loans made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(b)               The Borrowers agree that in addition to the Register and any other accounts and records maintained pursuant to Section 2.04(a), the Loans made by each Lender shall be evidenced, in each case when requested by a Lender, by a Note or Notes duly executed on behalf of each Borrower, dated the Closing Date (or, if later, the date of any such request), payable to the order of such Lender in a principal amount equal to such Lender’s Commitment. Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loan and payments with respect thereto.

Section 2.05 Termination or Reduction of Commitments. (a) Any unused Commitments shall be automatically and permanently terminated on the Maturity Date.

(b)               If any prepayment of Loans is required by Section 3.08 (Mandatory Prepayment), the Commitments shall be automatically and permanently reduced in an amount equal to such required prepayment, without regard to whether any Loans are outstanding as of the date of such prepayment (unless such Commitment reduction is waived pursuant to Section 3.08(a) (Mandatory Prepayment)).

(c)                Any unused Commitments shall be terminated upon the occurrence of an Event of Default if and to the extent required pursuant to Section 9.02 (Action upon Bankruptcy) or Section 9.03 (Action Upon Other Event of Default) in accordance with the terms thereof.

Section 2.06 Defaulting Lenders. Anything contained herein to the contrary notwithstanding, in the event that any Lender, other than at the direction or request of any regulatory agency or authority or due to a temporary disruption in the financial markets generally, defaults (such Lender, and each Affiliate of such Lender that is a Lender, a “Defaulting Lender”) in its obligation to fund (a “Funding Default”) any Loan (in each case, a “Defaulted Loan”), then (i) during any Default Period with respect to such Defaulting Lender, such Defaulting Lender shall be a Non-Voting Lender; and (ii) to the extent permitted by applicable law, during any Default Period and until such time as the Default Excess with respect to such Defaulting Lender shall have been reduced to zero, (A) any voluntary prepayment of the Loans shall be applied to the outstanding Loans of Lenders other than Defaulting Lenders prior to the outstanding Loans of the Defaulting Lenders, (B) any mandatory prepayment of the Loans shall be applied to the outstanding Loans of Lenders other than Defaulting Lenders prior to the outstanding Loans of the Defaulting Lenders, (C) such Defaulting Lender shall not be entitled to receive any Commitment Fee pursuant to Section 3.11 (Fees) with respect to such Defaulting Lender’s Commitment; and (D) availability of Loans pursuant to Section 2.01(a) (Loans) shall, as at any date of determination, be calculated as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender. No Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.06, performance by the Borrowers of their obligations hereunder and the other Financing Documents shall not be excused or otherwise modified as a result of any Funding Default or the operation of this Section 2.06. The rights and remedies against a Defaulting Lender under this Section 2.06 are in addition to other rights and remedies which the Borrowers may have against such Defaulting Lender with respect to any Funding Default and which the Administrative Agent or any Lender may have against such Defaulting Lender with respect to any Funding Default.

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ARTICLE III

REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

Section 3.01 Repayment of Loan Fundings. The Borrowers unconditionally and irrevocably promise to pay in full to the Administrative Agent, for the ratable account of each Lender, the aggregate outstanding principal amount of the Loans on the Maturity Date.

Section 3.02 Interest Payment Dates. (a) Interest accrued on each Loan shall be payable, without duplication:

(i)	on the Maturity Date;
(ii)	with respect to Eurodollar Loans, the last day of each applicable Interest Period or, if applicable, any date on which such Eurodollar Loan is converted to a Base Rate Loan;
(iii)	with respect to Base Rate Loans, on each Monthly Date or, if applicable, any date on which such Base Rate Loan is converted to a Eurodollar Loan; and
(iv)	with respect to any Loan, on any date when such Loan is prepaid hereunder;

provided, that in the case of the foregoing clauses (ii) and (iii), as applicable, so long as no Default or Event of Default has occurred and is continuing, if, not later than two (2) Business Days prior to the date on which such payment is due, the Borrowers’ Agent notifies the Administrative Agent and the Lenders in writing that the Borrowers’ shall not pay all interest due on such date in cash, on the date such interest would, but for the application of this proviso, be payable, the amount of such interest (as adjusted in accordance with the definition of “Applicable Margin”) shall (x) automatically be deemed to be added to the outstanding principal amount of the Loans (but not, for the avoidance of doubt, an additional amount of Funded Loans) as of such date, (y) be treated as an additional principal amount of Loans (but not, for the avoidance of doubt, an additional amount of Funded Loans) due under, and evidenced by, this Agreement and the Notes, and (z) shall bear interest, from such date until paid in full, at the rate per annum otherwise applicable to Loans (such amounts being referred to herein as “Capitalized Interest”).

(b)               Interest accrued on the Loans or other monetary Obligations after the date such amount is due and payable (whether on the Maturity Date, any Monthly Date, any Interest Payment Date, upon acceleration or otherwise) shall be payable, subject to the Intercreditor Agreement, upon demand.

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(c)                Interest hereunder shall be due and payable in accordance with the terms hereof, before and after judgment, regardless of whether an Insolvency Proceeding exists in respect of any Borrower, and to the fullest extent permitted by law, the Lenders shall be entitled to receive post-petition interest during the pendency of an Insolvency Proceeding.

Section 3.03 Interest Rates. (a) Pursuant to each properly delivered Funding Notice and Interest Period Notice, (i) the Eurodollar Loans shall accrue interest at a rate per annum during each Interest Period applicable thereto equal to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin and (ii) each Base Rate Loan shall accrue interest at a rate per annum during each Monthly Period equal to the sum of the Base Rate for such Monthly Period plus the Applicable Margin. Any Loan made within thirty (30) days of the Maturity Date shall be a Base Rate Loan.

(b)               On or before 12:00 noon, New York City time, at least four (4) Business Days prior to the end of each Interest Period for each Eurodollar Loan, the Borrowers shall, and at least four (4) Business Days prior to the end of any Monthly Period for any Base Rate Loans, the Borrowers may, deliver to the Administrative Agent an Interest Period Notice setting forth the Borrowers’ election (i) to continue any such Eurodollar Loan as (or convert any such Base Rate Loan to) a Eurodollar Loan or (ii) to convert any such Eurodollar Loan to a Base Rate Loan at the end of the then-current Interest Period; provided, that if an Event of Default has occurred and is continuing, all Eurodollar Loans shall automatically convert into Base Rate Loans at the end of the then-current Interest Periods. Upon the waiver or cure of such Event of Default, the Borrowers shall have the option to continue such Loans as Base Rate Loans and/or to convert such Loans to Eurodollar Loans (by delivery of an Interest Period Notice), subject to the notice periods set forth above. Notwithstanding anything to the contrary, any portion of the Loans maturing in less than one month may not be continued as, or converted to, Eurodollar Loans and will automatically convert to Base Rate Loans at the end of the then-current Interest Period.

(c)                If the Borrowers fail to deliver an Interest Period Notice in accordance with Section 3.03(b) with respect to any Eurodollar Loan, such Eurodollar Loan shall automatically continue as a Eurodollar Loan.

(d)               All Eurodollar Loans shall bear interest from and including the first day of the applicable Interest Period to (and excluding) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Loan.

(e)                Notwithstanding anything to the contrary, the Borrowers shall have, in the aggregate, no more than eight (8) separate Eurodollar Loans outstanding at any one time. For purposes of the foregoing, all Eurodollar Loans commencing on the same day of a month (notwithstanding that such Eurodollar Loans commence in different months) shall be considered a single Eurodollar Loan.

(f)                All Base Rate Loans shall bear interest from and including the first day of each Monthly Period (or the day on which Eurodollar Loans are converted to Base Rate Loans as required under Section 3.03(b) or under Article IV (Eurodollar Rate and Tax Provisions)) to (and including) the next succeeding Monthly Date at the interest rate determined as applicable to such Base Rate Loan.

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Section 3.04 Default Interest Rate.

(a)                If all or a portion of (i) the principal amount of any Loan is not paid when due (whether on the Maturity Date, by acceleration or otherwise), at the election of the Required Lenders (which election may be rescinded by the Required Lenders) such overdue amount shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto plus two percent (2%) or (ii) any Obligation (other than principal on the Loans) is not paid when due (whether on the Maturity Date, by acceleration or otherwise), at the election of the Required Lenders (which election may be rescinded by the Required Lenders) such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans plus two percent (2%) (the rate in effect as described in the foregoing clauses (i) or (ii), as applicable, plus such two percent (2%) per annum, the “Default Rate”), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (after as well as before judgment).

(b)               Upon the occurrence and during the continuance of any Event of Default (other than an Event of Default addressed by Section 3.04(a)), at the election of the Required Lenders (which election may be rescinded by the Required Lenders) the Borrowers shall pay interest (after as well as before judgment) on the Loans at a rate per annum equal to the rate then applicable to Base Rate Loans plus two percent (2%) until such Event of Default is cured or waived.

Section 3.05 Interest Rate Determination. The Administrative Agent shall determine the interest rate applicable to the Loans in accordance with the terms of this Agreement, and shall give prompt notice to the Borrowers and the Lenders of such determination, and its determination thereof shall be conclusive in the absence of manifest error.

Section 3.06 Computation of Interest and Fees. (a) All computations of interest for Base Rate Loans when the Base Rate is determined by Wells Fargo’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of interest for Eurodollar Loans and for Base Rate Loans when the Base Rate is determined by the Federal Funds Effective Rate shall be made on the basis of a 360-day year and actual days elapsed.

(b)               Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided, that any Loan that is repaid on the same day on which it is made shall bear interest for one (1) day.

(c)                Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

Section 3.07 Optional Prepayment. (a) Subject to the Intercreditor Agreement, the Borrowers shall have the right at any time, and from time to time, to prepay the Loans, in whole or in part, upon not fewer than three (3) Business Days’ prior written notice from the Borrowers’ Agent to the Administrative Agent.

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(b)               Any partial prepayment of such Loans shall be in a minimum amount of five hundred thousand Dollars ($500,000) and in integral multiples of one hundred thousand Dollars ($100,000) in excess thereof.

(c)                Each notice of prepayment given by the Borrowers’ Agent under this Section 3.07 shall specify the prepayment date and the portion of the principal amount of such Loans to be prepaid. All prepayments under this Section 3.07 shall be made by the Borrowers to the Administrative Agent for the account of the applicable Lenders and shall be accompanied by accrued interest on the principal amount being prepaid to but excluding the date of payment and by any additional amounts required to be paid under Section 4.05 (Funding Losses).

(d)               Amounts of principal prepaid under this Section 3.07 shall be allocated by the Administrative Agent as follows, subject to the terms of the Intercreditor Agreement:

first, to the payment of all fees then due and payable to the Agents;

second, to the payment of all costs, fees, expenses and indemnities then due and payable to the Senior Secured Parties, including fees and expenses of attorneys and Consultants reimbursable hereunder;

third, subject only to Section 3.02(a), to the payment of all accrued and unpaid interest then due and payable in cash (excluding, for the avoidance of doubt, any previously Capitalized Interest) on the Loans pro rata among the Lenders (other than any Defaulting Lender) based on their respective outstanding principal amounts on the date of such prepayment;

fourth, to the payment first, of principal of the Funded Loans (excluding, for the avoidance of doubt, any previously Capitalized Interest) pro rata among the Lenders (other than any Defaulting Lender) based on their respective outstanding principal amounts of Funded Loans on the date of such prepayment and second, of principal of any Loans resulting from any Capitalized Interest pro rata among the Lenders (other than any Defaulting Lender) based on their respective outstanding principal amounts of such Loans on the date of such prepayment;

fifth, to the payment of all accrued and unpaid interest then due and payable in cash (excluding, for the avoidance of doubt, any previously Capitalized Interest) on the Loans pro rata among the Defaulting Lenders based on their respective outstanding principal amounts on the date of such prepayment;

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sixth, to the payment first, of principal of the Funded Loans (excluding, for the avoidance of doubt, any previously Capitalized Interest) pro rata among the Defaulting Lenders based on their respective outstanding principal amounts of Funded Loans on the date of such prepayment and a corresponding reduction in the Commitments of such Defaulting Lenders and second, of principal of any Loans resulting from any Capitalized Interest pro rata among the Defaulting Lenders based on their respective outstanding principal amounts of such Loans on the date of such prepayment; and

seventh, to the Existing Administrative Agent for application under the Amended Credit Agreement, subject to the terms of the Intercreditor Agreement;

provided, that unless the notice of such prepayment delivered by the Borrowers’ Agent in accordance with Section 3.07(a) expressly provides otherwise, (i) any Lender may in its sole discretion advise the Administrative Agent in writing by 12:00 p.m., New York City time, at least two (2) Business Days prior to the prepayment date specified in the Borrowers’ notice of any such prepayment, that such Lender elects to decline such prepayment, and (ii) the aggregate amount of payments declined pursuant to this proviso shall not be applied as a prepayment pursuant to this Section 3.07 and shall instead be applied by the Borrowers as a prepayment pursuant to Section 3.07 of the Amended Credit Agreement, as soon as practicable after giving effect to the notice requirements set forth therein. After giving effect to any such prepayments that have been applied to one or more Lenders and such prepayments that have been waived by one or more Lenders, the pro rata allocations among the Lenders shall be adjusted accordingly and the Administrative Agent shall give notice of the new outstanding balance of the Loans to each Lender.

(e)                Amounts prepaid, and not declined, pursuant to this Section 3.07 may be reborrowed within the limits of Section 2.01(a).

Section 3.08 Mandatory Prepayment. (a) Subject to the Intercreditor Agreement, the Borrowers shall be required to prepay the Loans:

(i)	upon receipt by any of the Borrowers of Insurance Proceeds, as required pursuant to clauses (y) or (z) of Section 8.07 (Insurance and Condemnation Proceeds Accounts);
(ii)	upon receipt by any of the Borrowers of Condemnation Proceeds, as required pursuant to clauses (y) or (z) of Section 8.07 (Insurance and Condemnation Proceeds Accounts);
(iii)	upon receipt of any Project Document Termination Payments, as required pursuant to clause (y) of Section 8.08 (Extraordinary Proceeds Account);
(iv)	upon receipt of proceeds of any asset disposal (other than proceeds received from the sale of Products) that are not used for replacement in accordance with Section 7.02(f)(i) (Negative Covenants – Asset Dispositions), as required pursuant to clause (x) of Section 8.08 (Extraordinary Proceeds Account); and
(v)	on each Monthly Date, as required pursuant to Section 8.03 (Revenue Account);
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provided, that (i) the Borrowers’ Agent shall provide not fewer than four (4) Business Days’ prior written notice to the Administrative Agent of any prepayment in accordance with this Section 3.08 specifying the prepayment date and the amount thereof, (ii) any Lender may in its sole discretion advise the Administrative Agent in writing by 12:00 noon, New York City time, at least two (2) Business Days prior to the prepayment date specified in the Borrowers’ notice of any prepayment, that such Lender, with respect to such prepayment, (y) elects to decline such prepayment or (z) if such Lender does not have any Loans outstanding as of the date of such prepayment (or the amount of such Lender’s outstanding Loans at such time is less than such Lender’s pro rata share of such prepayment), elects for its Commitment not to be reduced in connection with such prepayment (and any such notice of election delivered by any Lender hereunder shall include the amount of the prepayment such Lender is declining and/or the amount by which its Commitment shall not be reduced, as applicable), and (iii) the aggregate amount of payments declined pursuant to this proviso shall not be applied as a mandatory prepayment pursuant to this Section 3.08 and shall instead be applied by the Borrowers as a mandatory prepayment pursuant to Section 3.08 of the Amended Credit Agreement, as soon as practicable after giving effect to the notice requirements set forth therein. After giving effect to any such prepayments that have been applied to one or more Lenders and such prepayments that have been waived by one or more Lenders, the pro rata allocations among the Lenders shall be adjusted accordingly and the Administrative Agent shall give notice of the new outstanding balance of the Loans to each Lender.

(b)               All prepayments under this Section 3.08 shall be made by the Borrowers to the Administrative Agent for the account of the applicable Lenders and shall be accompanied by accrued cash interest on the principal amount being prepaid to but excluding the date of payment and by any additional amounts required to be paid under Section 4.05 (Funding Losses).

(c)                Amounts of principal required to be prepaid under this Section 3.08 shall be allocated by the Administrative Agent, subject to the terms of the Intercreditor Agreement, in accordance with the priorities set forth in Section 3.07(d); provided that any mandatory prepayment under this Section 3.08 which results in the prepayment of principal of the Loans in accordance with clause fourth or sixth of Section 3.07(d) shall, notwithstanding anything to the contrary set forth elsewhere in this Agreement (other than each Lender’s right to waive a reduction of its Commitments pursuant to this Section 3.08), result in a corresponding reduction in the Commitments of the Lenders. If any Lender has no Loans outstanding at any time at which a prepayment under this Section 3.08 would otherwise be required or the amount of any Lender’s outstanding Loans at such time is less than such Lender’s pro rata share of such prepayment, the Commitments of the Lenders shall be reduced (i) in the instance of no Loans outstanding, in an amount equal to the amount of such Lender’s pro rata share of such prepayment or (ii) in the instance of a Lender’s pro rata share of such prepayment exceeding the amount of such Lender’s then outstanding Loans, in an amount equal to such excess, unless such Lender declines (in whole or in part) such reduction of Commitments in accordance with this Section 3.08.

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(d)               Amounts prepaid pursuant to this Section 3.08 that reduce Commitments may not be reborrowed.

Section 3.09 Time and Place of Payments. (a) The Borrowers shall make each payment (including any payment of principal of or interest on any Loan or any Fees or other Obligations) hereunder and under any other Financing Document without setoff, deduction or counterclaim not later than 12:00 noon New York City time on the date when due in Dollars in immediately available funds to the Administrative Agent at the account as may from time to time be specified by the Administrative Agent to the Borrowers. Funds received after 12:00 noon New York City time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day.

(b)               The Administrative Agent shall promptly remit in immediately available funds to each Senior Secured Party its share, if any, of any payments received by the Administrative Agent for the account of such Senior Secured Party, in accordance with the terms hereof and subject to the terms of the Intercreditor Agreement.

(c)                Whenever any payment (including any payment of principal of or interest on any Loan or any Fees or other Obligations) hereunder or under any other Financing Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment shall (except as otherwise required by the proviso to the definition of “Interest Period” with respect to Eurodollar Loans) be made on the immediately succeeding Business Day, and such increase of time shall in such case be included in the computation of interest or Fees, if applicable.

Section 3.10 Fundings and Payments Generally. (a) Unless the Administrative Agent has received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance with this Agreement and may, in reliance upon such assumption, distribute to the Lenders the amount due. If the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender with respect to any amount owing under this Section 3.10(a) shall be conclusive, absent manifest error.

(b)               Nothing herein shall be deemed to obligate any Lender to obtain funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain funds for any Loan in any particular place or manner.

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(c)                The Borrowers hereby authorize each Lender, if and to the extent payment owed to such Lender is not made when due under this Agreement or under the Notes held by such Lender, to charge from time to time against any or all of any Borrower’s accounts with such Lender (other than, in the event that the Account Bank is also a Lender, any Project Account) any amount so due.

Section 3.11 Fees. (a) From and including the Closing Date until the Maturity Date, the Borrowers agree to pay to the Administrative Agent, for the account of the Lenders, on each Monthly Date, a commitment fee (a “Commitment Fee”) equal to two percent (2.0%) per annum on the average daily amount by which the Aggregate Commitment exceeds the outstanding amount of all Loans during the calendar month then ended. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as pro-rated for any partial quarter, as applicable.

(b)               Each Borrower agrees to pay to the Administrative Agent, for the account of the Agents, additional fees in the amounts and at the times from time and time agreed to in writing by the Borrowers and the respective Agent, including pursuant to the Fee Letters.

(c)                All Fees shall be paid on the dates due, in immediately available funds, subject to the Intercreditor Agreement. Once paid, none of the Fees shall be refundable under any circumstances.

Section 3.12 Pro rata Treatment. (a) Except as otherwise expressly provided herein (including Section 4.01 (Eurodollar Rate Lending Unlawful), Section 2.05 (Termination or Reduction of Commitments), Section 2.06 (Defaulting Lenders), Section 3.07 (Optional Prepayment) and Section 3.08 (Mandatory Prepayment)), each Funding of Loans shall be allocated by the Administrative Agent pro rata among the Lenders in accordance with their respective Commitment Availability Percentages and each reduction of Commitments shall be allocated by the Administrative Agent pro rata among the Lenders in accordance with their respective Commitments.

(b)               Except as required under Section 2.06 (Defaulting Lenders), Section 3.07 (Optional Prepayment), Section 3.08 (Mandatory Prepayment) or Article IV (Eurodollar Rate and Tax Provisions), each payment or prepayment of principal of the Loans shall be allocated by the Administrative Agent pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans, each payment of interest on the Loans shall be allocated by the Administrative Agent pro rata among the Lenders in accordance with the respective interest amounts outstanding on their outstanding Loans, and each payment of fees on the Commitments shall be allocated by the Administrative Agent pro rata among the Lenders in accordance with their respective Commitment Availability.

(c)                Each Lender agrees that in computing such Lender’s portion of any Funding to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Funding to the next higher or lower whole Dollar amount.

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Section 3.13 Sharing of Payments. (a) If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Article IV (Eurodollar Rate and Tax Provisions)) in excess of its pro rata share of payments then or therewith obtained by all Lenders (other than as a result of the waiver by any Lender of its right to receive payment pursuant to Section 3.07 or Section 3.08), such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender that has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender’s ratable share (according to the proportion of (x) the amount of such selling Lender’s required repayment to the purchasing Lender to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 3.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 11.15 (Rights of Setoff)) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

(b)               If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.13 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 3.13 to share in the benefits of any recovery on such secured claim.

Section 3.14 Commitment Increase.

(a)                Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent, the Borrowers’ Agent may from time to time, request from all Lenders an increase in the Commitments by an amount in the aggregate (for all such increases) not exceeding $5,000,000; provided that (i) any such increase shall be in a minimum amount of $1,000,000, and (ii) the Borrowers’ Agent may make a maximum of five such requests. At the time of sending such notice, the Borrowers’ Agent shall specify the time period within which each such Lender is requested to respond (which shall in no event be less than ten (10) Business Days or more than fifteen (15) Business Days, in each case as measured from the date of delivery of such notice to the Lenders).

(b)               Lender Election to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount, equal to or less than its Commitment Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

(c)                Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrowers and each Lender of the Lenders’ responses to each request for a Commitment Increase made hereunder. If the Lenders have not agreed to increase their collective Commitments by an amount equal to one-hundred percent (100%) of the requested Commitment Increase, then, the Borrowers may invite Eligible Assignees to participate in the remaining amount of such requested increase (the “Shortfall”) and become Lenders pursuant to a joinder agreement to this Agreement delivered to the Administrative Agent in form and substance satisfactory to the Required Lenders. If the invited Eligible Assignees do not collectively commit to participate in an aggregate amount equal to the Shortfall, then the Borrowers’ Agent shall offer to those Lenders that have increased their respective Commitments in connection with such requested increase pursuant to this Section 3.14 their respective pro rata share of the remaining amount of the Shortfall, and each such Lender shall respond within five (5) Business Days after the date such offer is made to such Lender. Any such Lender not responding within such time period shall be deemed to have declined to further increase its Commitment.

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(d)               Effective Date and Allocations. If the Commitments are increased in accordance with this Section 3.14 (each such increase, a “Commitment Increase”), the Administrative Agent (at the direction of the Lenders holding in excess of 50% of the Commitments provided pursuant to the applicable Commitment Increase) and the Borrowers shall determine the effective date (the “Increase Effective Date”) and the final amount and allocation of such increase, it being understood that if Lenders and invited Eligible Assignees, if any, elect to participate in such Commitment Increase in an amount less than the full amount requested by the Borrowers, such Commitment Increase shall be in such lesser amount. The Borrowers shall promptly notify the Administrative Agent and the Lenders of the final allocation of each Commitment Increase and the applicable Increase Effective Date.

(e)                Conditions to Effectiveness of Increase. As a condition precedent to each Commitment Increase, on the applicable Increase Effective Date the Borrowers shall deliver to the Administrative Agent (x) a certificate of each Loan Party dated as of such Increase Effective Date (in sufficient copies for each Lender) signed by an Authorized Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Commitment Increase, and (ii) in the case of the Borrowers’ Agent, certifying that, before and after giving effect to such Commitment Increase, (A) all representations and warranties made by any Borrower or the Pledgor in this Agreement and each other Financing Document to which any Borrower or the Pledgor is a party are true and correct in all material respects on and as of the applicable Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Default or Event of Default exists, (y) such opinions of counsel, certificates, documents or other requirements as may be requested by any Lender participating in such Commitment Increase and (z) (1) the joinder agreement referenced in Section 3.14(c), duly executed by the Person becoming a Party hereto pursuant to the terms thereof (other than for any Lender already a party to this Agreement) and (2) an amendment to Schedule 1.01(a) setting forth the Commitments of each Lender after giving effect to the Commitment Increase. For the avoidance of doubt, after giving effect to any Commitment Increase, the pro rata allocations among the Lenders shall be adjusted and the Administrative Agent shall provide each Lender with a copy of the amendment to Schedule 1.01(a) delivered by the Borrowers. Other than the foregoing requirements to execute and deliver a joinder to this Agreement, if applicable, any conditions to the Funding of Loans made available pursuant to a Commitment Increase on the applicable Increase Effective Date may, notwithstanding anything to the contrary contained in this Agreement, be waived, unless a Default or Event of Default has occurred and is continuing, solely by the Lenders providing such Commitment Increase if immediately prior to giving effect to any Commitment Increase, the Commitment Availability of all Lenders is zero. Except as set forth in this Section 3.14, each Funding of Loans made available pursuant to this Section 3.14 shall otherwise comply with the requirements for each Funding set forth in this Agreement and shall require the delivery of a Funding Notice.

(f)                No Amendment. Notwithstanding anything to the contrary contained in Section 11.01 (Amendments, Etc.) or otherwise, any Commitment Increase in accordance with this Section 3.14 may be effected with the consent of the Borrowers and the Lenders participating in such Commitment Increase, shall not require the consent of any other Lender or any Agent, and is permitted by the terms of the Intercreditor Agreement.

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ARTICLE IV

EURODOLLAR RATE AND TAX PROVISIONS

Section 4.01 Eurodollar Rate Lending Unlawful. (a) If any Lender reasonably determines (which determination shall, upon notice thereof to the Borrowers and the Administrative Agent, be conclusive and binding on the Borrowers absent manifest error) that the introduction of or any change in or in the interpretation of any Law after the Closing Date makes it unlawful, or any central bank or other Governmental Authority asserts after the Closing Date that it is unlawful, for such Lender to make, maintain or fund any Loan as a Eurodollar Loan, the obligations of such Lender to make, maintain or fund any Loan as a Eurodollar Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Borrowers and the Administrative Agent that the circumstances causing such suspension no longer exist, and all Eurodollar Loans of such Lender shall automatically convert into Base Rate Loans at the end of the then-current Interest Periods with respect thereto or sooner, if required by such Law or assertion. Upon any such conversion the Borrowers shall pay any accrued interest on the amount so converted and, if such conversion occurs on a day other than the last day of the then-current Interest Period for such affected Eurodollar Loans, such Lender shall be entitled to make a request for, and the Borrowers shall pay, compensation for breakage costs under Section 4.05 (Funding Losses).

(b)               If such Lender notifies the Borrowers and the Administrative Agent that the circumstances giving rise to the suspension described in Section 4.01(a) no longer apply, the Borrowers may elect (by delivering an Interest Period Notice) to convert the principal amount of any such Base Rate Loan to a Eurodollar Loans in accordance with this Agreement.

Section 4.02 Inability to Determine Eurodollar Rates. (a) In the event, and on each occasion, that on or before the day that is three (3) Business Days prior to the commencement of any Interest Period for any Eurodollar Loan, (A) the Administrative Agent shall have determined in good faith that adequate and reasonable means do not exist for ascertaining LIBOR or (B) the Required Lenders shall have determined in good faith and notified the Administrative Agent in writing that (i) Dollar deposits in the amount of such Loan and with an Interest Period similar to such Interest Period are not generally available in the London interbank market, or (ii) the rate at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making, maintaining or funding the principal amount of such Loan during such Interest Period, then in either case the Administrative Agent shall forthwith notify the Borrowers and the Lenders of such determination, whereupon each such Eurodollar Loan will automatically, on the last day of the then-existing Interest Period for such Eurodollar Loan, convert into a Base Rate Loan. In the event of any such determination pursuant to Section 4.02(a)(A) or (B)(i), any Funding Notice delivered by the Borrowers shall be deemed to be a request for a Base Rate Loan until the Administrative Agent or the Required Lenders, as the case may be, determines that the circumstances giving rise to such notice no longer exist. In the event of any determination pursuant to Section 4.02(a)(B)(ii), each affected Lender shall, and is hereby authorized by the Borrowers to, fund its portion of the Loans as a Base Rate Loan. Each determination by the Administrative Agent or the Required Lenders, as the case may be, hereunder shall be conclusive absent manifest error.

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(b)               Upon the Administrative Agent’s or the Required Lenders’ determination, as the case may be, that the condition that was the subject of a notice under Section 4.02(a) has ceased, the Administrative Agent shall forthwith notify the Borrower and the Lenders of such determination, whereupon the Borrowers may elect (by delivering an Interest Period Notice) to convert any such Base Rate Loan to a Eurodollar Loan on the last day of the then-current Monthly Period in accordance with this Agreement.

Section 4.03 Increased Eurodollar Loan Costs. If after the Closing Date, the adoption of any applicable Law or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Eurodollar Office) with any request or directive (whether or not having the force of law) of any Governmental Authority would increase the cost (other than with respect to Taxes, which are addressed in Section 4.07 (Taxes)) to such Lender of, or result in any reduction in the amount of any sum receivable by such Lender (whether of principal, interest or any other amount) in respect of, making, maintaining or funding (or of its obligation to make, maintain or fund) the Loans as Eurodollar Loans, then the Borrowers agree to pay directly to such Lender the amount of any such increase or reduction. Such Lender shall promptly notify the Administrative Agent and the Borrowers in writing of the occurrence of any such event, such notice to state in reasonable detail the reasons (including the basis for determination) therefor and the additional amount required to compensate fully such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrowers directly to such Lender within thirty (30) days of delivery of such notice, and such notice shall be binding on the Borrowers absent manifest error.

Section 4.04 Obligation to Mitigate. (a) Each Lender agrees after it becomes aware of the occurrence of an event that would entitle it to give notice pursuant to Sections 4.01 (Eurodollar Rate Lending Unlawful), 4.03 (Increased Eurodollar Loan Costs), or 4.06 (Increased Capital Costs) or to receive additional amounts pursuant to Section 4.07 (Taxes), such Lender shall use reasonable efforts to make, fund or maintain its affected Loan through another lending office if as a result thereof the increased costs would be avoided or materially reduced or the illegality would thereby cease to exist and if, in the opinion of such Lender, the making, funding or maintaining of such Loan through such other lending office would not be disadvantageous to such Lender, contrary to such Lender’s normal banking practices or violate any applicable Law.

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(b)               No change by a Lender in its Domestic Office or Eurodollar Office made for such Lender’s convenience shall result in any increased cost to the Borrowers.

(c)                If any Lender demands compensation pursuant to Sections 4.03 (Increased Eurodollar Loan Costs) or 4.06 (Increased Capital Costs) with respect to any Eurodollar Loan, the Borrowers may, at any time upon at least three (3) Business Day’s prior notice to such Lender through the Administrative Agent, elect to convert such Loan into a Base Rate Loan. Thereafter, unless and until such Lender notifies the Borrowers that the circumstances giving rise to such notice no longer apply, all such Eurodollar Loans by such Lender shall bear interest as Base Rate Loans. If such Lender notifies the Borrowers that the circumstances giving rise to such notice no longer apply, the Borrowers may elect (by delivering an Interest Period Notice) to convert the principal amount of each such Base Rate Loan to a Eurodollar Loans in accordance with this Agreement.

Section 4.05 Funding Losses. In the event that any Lender incurs any loss or expense (including any loss or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as a Eurodollar Loan, and any customary administrative fees charged by such Lender in connection with the foregoing, but excluding any lost profits) as a result of (a) any conversion or repayment or prepayment of the principal amount of any Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.07 (Optional Prepayment), 3.08 (Mandatory Prepayment), 4.01(a) (Eurodollar Rate Lending Unlawful) or otherwise or (b) the Borrowers failing to make a Funding in accordance with any Funding Notice; then, upon the written notice (including the basis for determination) of such Lender to the Borrowers (with a copy to the Administrative Agent), the Borrowers shall, within thirty (30) days of receipt thereof, pay to the Administrative Agent for the account of such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice shall be binding on the Borrowers absent manifest error.

Section 4.06 Increased Capital Costs. If after the Closing Date any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any applicable Law or guideline, or request (whether or not having the force of law) of any Governmental Authority affects the amount of capital required to be maintained by any Lender, and such Lender reasonably determines that the rate of return on its capital as a consequence of its Loan is reduced to a level below that which such Lender could have achieved but for the occurrence of any such circumstance then, in any such case upon notice from time to time by such Lender to the Borrowers, the Borrowers shall pay within thirty (30) days after such demand directly to such Lender additional amounts sufficient to compensate such Lender for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including the basis for determination) shall be binding on the Borrowers absent manifest error.

Section 4.07 Taxes.

(a)                Payments Free of Taxes. Any and all payments by or on account of any Obligations shall be made free and clear of, and without deduction for, any Taxes, unless required by Law; provided, that if any Borrower shall be required to deduct any Indemnified Taxes from any such payment, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.07) the Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law.

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(b)               Payment of Other Taxes by the Borrowers. In addition, the Borrowers shall timely pay any Indemnified Taxes arising from any payment made under any Financing Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Financing Document and not collected by withholding at the source as contemplated by Section 4.07(a) to the relevant Governmental Authority in accordance with applicable Law.

(c)                Indemnification by the Borrowers. The Borrowers shall indemnify each Agent and each Lender, within thirty (30) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 4.07) paid by such Agent or Lender, as the case may be, and any penalties, interest, additions to tax and reasonable expenses arising therefrom or with respect thereto (other than those resulting from the gross negligence or willful misconduct of such Agent or Lender), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability (including the basis of determination) delivered to the Borrowers by a Lender or Agent, as the case may be, shall be conclusive absent manifest error.

(d)               Evidence of Payments. As soon as reasonably practicable after any payment of Indemnified Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)                Foreign Lenders. Each Lender (including any Participant and any other Person to which any Lender transfers its interests in this Agreement as provided under Section 11.03 (Assignments)) that is not a United States Person (a “Non-U.S. Lender”) shall deliver to the Borrowers and the Administrative Agent two (2) copies of U.S. Internal Revenue Service Form W-8ECI, Form W-8BEN, Form W-8EXP or Form W-8IMY (with supporting documentation), or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender and claiming, to the extent applicable, complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments of interest by the Borrowers under the Financing Documents, together with, in the case of a Non-U.S. Lender that is relying on an exemption pursuant to Section 871(h) or 881(c) of the Code, a statement substantially in the form of Exhibit 4.07. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement. In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrowers and the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrowers (or any other form of certification adopted by U.S. taxing authorities for such purpose). The Borrowers shall not be obligated to pay any additional amounts in respect of U.S. federal income taxes pursuant to this Section 4.07 (or make an indemnification payment pursuant to this Section 4.07) to any Lender (or any Participant or other Person to which any Lender transfers its interests in this Agreement as provided under Section 11.03 (Assignments)) if the obligation to pay such additional amounts (or such indemnification) would not have arisen but for a failure by such Lender to comply with this Section 4.07(e).

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(f)                In no event shall the Administrative Agent or the Collateral Agent have any duty, obligation or liability with respect to the payment of any Taxes.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

In order to induce each Agent, each Lender and each other party hereto (other than the Borrowers and the Borrowers’ Agent) to enter into this Agreement and to induce each Lender to make the Loans hereunder, each Borrower represents and warrants to each Agent and each Lender as set forth in this Article V on the date hereof, on the Closing Date, on the date of each Funding Notice and on each Funding Date (in each case, except to the extent such representations and warranties expressly relate to a future date or as otherwise provided in Article VI (Conditions Precedent)).

Section 5.01 Organization; Power and Compliance with Law. Each of the Borrowers (a) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as is now being conducted and as is proposed to be conducted by such Borrower and is in good standing as a foreign limited liability company in each jurisdiction where the nature of its business requires such qualification (other than any such failure to be so qualified or in good standing that could not reasonably be expected to have a Material Adverse Effect) and (c) has all requisite limited liability company power and authority required as of the date this representation is made or deemed repeated to enter into and perform its obligations under each Transaction Document to which it is a party and to conduct its business as currently conducted by it.

Section 5.02 Due Authorization; Non-Contravention. The execution, delivery and performance by each of the Borrowers of each Transaction Document to which it is a party are within such Borrower’s limited liability company powers, have been duly authorized by all necessary limited liability company action, and do not:

(a)                contravene such Borrower’s Organic Documents (including its Borrower LLC Agreement);

(b)               contravene in any material respect any Law binding on or affecting such Borrower;

(c)                (i) in the case of any Financing Document, contravene any Contractual Obligation binding on or affecting such Borrower or (ii) in the case of any Project Document, contravene any Contractual Obligation binding on or affecting such Borrower (other than in the case of this Section 5.02(c)(ii) any contravention which could not reasonably be expected to have a Material Adverse Effect);

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(d)               require any consent or approval under such Borrower’s Organic Documents that has not been obtained;

(e)                require any consent or approval under any Contractual Obligations binding on or affecting such Borrower other than any approvals or consents which have been obtained (and, in the case only of the execution, delivery and performance of the Project Documents, any other approvals or consents the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect); or

(f)                result in, or require the creation or imposition of, any Lien on any of such Borrower’s properties other than Permitted Liens.

Section 5.03 Governmental Approvals.

(a)                All Governmental Approvals that are required to be obtained by any Borrower in connection with (i) the due execution, delivery and performance by such Borrower of the Financing Documents to which it is a party and (ii) the grant by the Borrowers and the Pledgor of the Liens granted under the Security Documents and the validity, perfection and enforceability thereof have been obtained, are in full force and effect, are properly in the name of the appropriate Person, and are final and Non-Appealable.

(b)               All Necessary Project Approvals are in full force and effect, are properly in the name of the appropriate Person, and are final and Non-Appealable except as a result of the Cold Shutdown of the Madera Plant.  There is no action, suit, investigation or proceeding pending or to the knowledge of each Borrower, threatened that could reasonably be expected to result in the modification, rescission, termination or suspension of any Necessary Project Approval that could reasonably be expected to have a Material Adverse Effect.

(c)                The information set forth in each application (including any updates or supplements thereto) submitted by or on behalf of any Borrower in connection with each Necessary Project Approval was accurate and complete in all material respects at the time of submission and continues to be accurate in all material respects and complete in all respects to the extent required for the continued effectiveness of such Necessary Project Approval.

Section 5.04 Investment Company Act. None of the Borrowers is, and after giving effect to the Loans and the application of the proceeds of the Loans as described herein none of the Borrowers will be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.05 Validity of Financing Documents. Each Financing Document to which any Borrower is a party has been duly authorized, validly executed and delivered, and constitutes the legal, valid and binding obligations of such Borrower enforceable in accordance with its respective terms, except as the enforceability hereof or thereof may be limited by (a) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and (b) general equitable principles (whether considered in a proceeding in equity or at law).

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Section 5.06 Financial Information. Each of the financial statements delivered pursuant to Section 6.01(h) (Conditions to Closing – Financial Statements) and Section 7.03 (Reporting Requirements) has been prepared in accordance with GAAP, and fairly presents in all material respects the consolidated financial condition of the Borrowers as at the dates thereof and the results of their operations for the period then ended (subject, in the case of unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnotes).

Section 5.07 No Material Adverse Effect. Since April 16, 2010 no Material Adverse Effect has occurred and is continuing.

Section 5.08 Project Compliance. (a) Each Plant is owned and maintained in material compliance with all applicable Laws and the requirements of all Necessary Project Approvals.

(b)               Each Plant is owned and maintained in compliance in all material respects with all of the Borrowers’ Contractual Obligations (including the Project Documents applicable to such Plant, taking into account any cure or grace periods thereunder and the Borrower’s right to replace Project Documents as set forth in Section 9.01(i) (Events of Default – Project Document Defaults; Termination)) (except, (i) in the case of Contractual Obligations other than Project Documents, to the extent such failure to comply could not reasonably be expected to result in a Material Adverse Effect with respect to such Plant or Borrower and (ii) the cessation of operations and Cold Shutdown of the Madera Plant).

Section 5.09 Litigation. (a) No action, suit, proceeding or investigation has been instituted or threatened against any of Pacific Holding, the Pledgor, or any Plant or Borrower (including in connection with any Necessary Project Approval) that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect on any Plant or Borrower; and

(b)               no action, suit, proceeding or investigation has been instituted or threatened against any Major Project Party that is party to any Project Document with Pacific Holding or that relates to any Borrower or Plant that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

Section 5.10 Sole Purpose Nature; Business. None of the Borrowers has conducted nor is conducting any business or activities other than businesses and activities relating to the ownership, development, testing, financing, construction, operation and maintenance of the Project as contemplated by the Transaction Documents.

Section 5.11 Contracts.

(a)                All contracts, agreements, instruments, letters, understandings, or other documentation to which any Borrower is a party or by which it or any of its properties is bound as of June 25, 2010 (other than the Existing Financing Documents), including the Project Documents (including all documents amending, supplementing, interpreting or otherwise modifying or clarifying such agreements and instruments) are listed in Schedule 5.11(i). All material contracts, agreements, instruments, letters, understandings, or other documentation to which any Borrower entered into after June 25, 2010 (other than the Financing Documents and the Existing Financing Documents), including any such Project Documents (including all documents amending, supplementing, interpreting or otherwise modifying or clarifying such agreements and instruments), are listed in Schedule 5.11(ii), provided, that for the purposes of this Section 5.11(a), any such contract, agreement, instrument, letter, understanding, or other document that would reasonably be expected to provide for aggregate payments to or from, or aggregate liabilities of, the Loan Parties, equal to or in excess of five hundred thousand Dollars ($500,000) and each Project Document entered into since June 25, 2010 shall be deemed to be material.

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(b)               All Necessary Project Contracts are in full force and effect except such Necessary Projects Contracts the invalidity of which could not reasonably be expected to have a Material Adverse Effect.

(c)                As of any date (after the Closing Date) on which this representation is made or deemed repeated, there are no material contracts, agreements, instruments, or documents between any Borrower and any other Person relating to any Borrower or the Project other than (i) the Transaction Documents, (ii) the agreements listed in Schedule 5.11, and (iii) any other agreements permitted by this Agreement.

Section 5.12 Collateral. (a) The Collateral includes all of the Equity Interests in and all of the tangible and intangible assets of each Borrower (except, with respect to any asset the assignment of which is not permitted, as otherwise expressly provided in the applicable Security Agreement).

(b)               The respective Liens and security interests granted to the Collateral Agent (for the benefit of the Senior Secured Parties) pursuant to the Security Documents in effect on each date this representation is made or deemed repeated (i) constitute, as to personal property included in the Collateral, a valid first-priority security interest in such personal property and (ii) constitute, as to the Mortgaged Property included in the Collateral, a valid first-priority Lien of record in the Mortgaged Property, in each case subject only to Permitted Liens.

(c)                The security interests granted to the Collateral Agent (for the benefit of the Senior Secured Parties) pursuant to the Security Documents in the Collateral consisting of personal property will be perfected, as specified in the Intercreditor Agreement, (i) with respect to any property that can be perfected by filing, upon the filing of UCC financing statements in the filing offices identified in Schedule 5.12, (ii) with respect to any Project Account or Local Account Collateral that can be perfected solely by control, upon execution of this Agreement and the Blocked Account Agreements, respectively and (iii) with respect to any property (if any) that can be perfected solely by possession, pursuant to the Intercreditor Agreement, upon the Existing Collateral Agent receiving possession thereof, for purposes of perfecting the First Priority Liens (as defined in the Intercreditor Agreement), as gratuitous bailee for the Collateral Agent, and in each case such security interest will be, as to Collateral perfected under the UCC or otherwise as aforesaid, superior and prior to the rights of all third Persons now existing or hereafter arising whether by way of mortgage, lien, security interests, encumbrance, assignment or otherwise, in each case subject only to Permitted Liens. All such action as is necessary has been taken to establish and perfect the Collateral Agent’s rights in and to the Collateral covered by the Security Documents on the date this representation is made or deemed repeated to the extent the Collateral Agent’s security interest can be perfected by filing, including any recordation, filing, registration, giving of notice or other similar action. No filing, recordation, re-filing or re-recording other than those listed on Schedule 5.12 (as the same may be updated at the written request of the Borrowers’ Agent, with the written agreement of the Administrative Agent, following any change in applicable law) is necessary to perfect (or maintain the perfection of) the interest, title or Liens of the Security Documents (to the extent the Collateral Agent’s security interest can be perfected by filing or recording), and on and as of each relevant date which this representation and warranty is made or deemed repeated, all such filings or recordings have been made with respect to each Security Document then in effect. The Borrowers and the Pledgor have properly delivered or caused to be delivered to the Existing Collateral Agent, or provided the Existing Collateral Agent control of (in each case for purposes of perfecting the First Priority Liens (as defined in the Intercreditor Agreement), as gratuitous bailee for the Collateral Agent), all Collateral that requires perfection of the Liens and security interests described above by possession or control, in each case in accordance with the Intercreditor Agreement. All or substantially all of the Collateral (other than the Project Account Collateral, the Local Account Collateral, certificates, securities, investments, chattel paper, books and records and general intangibles), including the Mortgaged Property, is or will (when acquired) be located on the Sites.

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Section 5.13 Ownership of Properties. (a) Madera has a good and valid fee ownership interest in the Site for the Madera Plant (except as contemplated by Section 7.02(f) (Negative Covenants – Asset Dispositions)). Boardman has a good and valid leasehold interest or valid fee ownership in the Site for the Boardman Plant (except as contemplated by Section 7.02(f) (Negative Covenants – Asset Dispositions)). Burley has a good and valid fee ownership interest in the Site for the Burley Plant (except as contemplated by Section 7.02(f) (Negative Covenants – Asset Dispositions)). Stockton has a good and valid leasehold interest or valid fee ownership in the Site for the Stockton Plant (except as contemplated by Section 7.02(f) (Negative Covenants – Asset Dispositions)). Each such Site is described on Schedule 5.13(a).

(b)               Except as contemplated by Section 7.02(f) (Negative Covenants – Asset Dispositions), the Borrowers have a good and valid ownership interest, leasehold interest, license interest or other right of use in all other property and assets (tangible and intangible) included in the Collateral (other than the collateral pledged pursuant to the Pacific Holding Pledge Agreement). Such ownership interests, leasehold interest, license interest or other rights of use are and will be sufficient (along with the Kirby Equipment) to permit operation of the Plants substantially in accordance with the Project Documents applicable to each such Plant. None of said properties or assets are subject to any Liens or, to the knowledge of each Borrower, any other claims of any Person, including any easements, rights of way or similar agreements affecting the use or occupancy of the Project, any Plant or any Site, other than Permitted Liens and, with respect to claims, to the extent permitted by Section 5.09 (Litigation).

(c)                All Equity Interests in each of Madera, Boardman, Stockton and Burley are owned by Pacific Holding.

(d)               All Equity Interests in Pacific Holding are owned by the Pledgor.

(e)                The properties and assets of each of the Borrowers are separately identifiable and are not commingled with the properties and assets of any other Person (other than any Borrower) and are readily distinguishable from one another (except to the extent otherwise contemplated by the Transaction Documents).

(f)                None of the Borrowers has any leasehold interest in, and none of the Borrowers is lessee of, any real property other than the Leased Premises.

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Section 5.14 Taxes. (a) Each Borrower has (i) filed all Tax Returns required by law to have been filed by it and (ii) has paid all Taxes thereby shown to be owing, as and when the same are due and payable, other than in the case of this Section 5.14(a)(ii), (A) Taxes that are subject to a Contest or (B) the nonpayment of immaterial Taxes in an aggregate amount not in excess of twenty-five thousand Dollars ($25,000) at any one time outstanding (taking into account any interest and penalties that could accrue or be applicable to such past-due Taxes), and provided that such Taxes are no more than forty-five (45) days past due.

(b)               None of the Borrowers is or will be taxable as a corporation for federal, state or local tax purposes.

(c)                No Borrower is a party to any tax sharing agreement with any Person.

Section 5.15 Patents, Trademarks, Etc. Pacific Holding and each other Borrower has obtained and holds in full force and effect all material patents, trademarks, copyrights and other such material rights or adequate licenses therein (including on the Closing Date the license with respect to the use of the Pacific Ethanol name granted pursuant to the Asset Management Agreement), free from unduly burdensome restrictions, that are necessary for the ownership, construction, operation and maintenance of the Project.

Section 5.16 ERISA Plans. None of the Borrowers nor any ERISA Affiliate has (or within the five year period immediately preceding the Closing Date had) any liability in respect of any Plan or Multiemployer Plan. None of the Borrowers has any contingent liability with respect to any post-retirement benefit under any “welfare plan” (as defined in Section 3(1) of ERISA), other than liability for continuation coverage under Part 6 of Title I of ERISA.

Section 5.17 Property Rights, Utilities, Supplies Etc. (a)  All material property interests, utility services, means of transportation, facilities and other materials necessary for the use and operation of the Project (including, as necessary, gas, roads, rail transport, electrical, water and sewage services and facilities) are available to each Plant.

(b)               There are no material materials, supplies or equipment necessary for operation or maintenance of each Plant that are not available at the relevant Site on commercially reasonable terms consistent with the Budget.

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Section 5.18 No Defaults. (a) No Event of Default has occurred and is continuing.

(b)               None of Pacific Holding or any other Borrower is in any breach of, or in any default under, any of such Borrower’s Contractual Obligations that has had or could reasonably be expected to have a Material Adverse Effect with respect to such Borrower.

Section 5.19 Environmental Warranties.

(a)                Except as set forth on Schedule 5.19(a)(i), (i) Each Borrower is in compliance in all material respects with all applicable Environmental Laws, (ii) each Borrower has all Environmental Approvals required to operate its business as presently conducted or as reasonably anticipated to be conducted and is in compliance in all material respects with the terms and conditions thereof, (iii) no Borrower nor any of its Environmental Affiliates has received any written communication (other than any such communication that the Administrative Agent has agreed in writing is not materially adverse) from a Governmental Authority that alleges that any Borrower or any Environmental Affiliate is not in compliance in all material respects with all Environmental Laws and Environmental Approvals, and (iv) there are no circumstances that may prevent or interfere in the future with any Borrower’s compliance in all material respects with all applicable Environmental Laws and Environmental Approvals.

(b)               There is no Environmental Claim pending, or to the knowledge of each Borrower, threatened against any Borrower. No Environmental Affiliate has taken any action or violated any Environmental Law that to the knowledge of a Borrower could reasonably be expected to result in an Environmental Claim.

(c)                There are no present or past actions, activities, circumstances, conditions, events or incidents, including the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could reasonably be expected to form the basis of any Environmental Claim against any Borrower or any Environmental Affiliate.

(d)               Without in any way limiting the generality of the foregoing, (i) there are no on-site or off-site locations in which any Borrower or, to the knowledge of each Borrower, any Environmental Affiliate has stored, disposed or arranged for the disposal of Materials of Environmental Concern that could reasonably be expected to form the basis of an Environmental Claim, (ii) none of the Borrowers knows of any underground storage tanks located or to be located on property owned or leased by any Borrower except as identified on Schedule 5.19(d)(ii) (as the same may be updated in writing by the Borrowers’ Agent with the written approval of the Administrative Agent), (iii) there is no asbestos or lead paint contained in or forming part of any building, building component, structure or office space owned or leased by any Borrower except in such form, condition and quantity as could not reasonably be expected to result in an Environmental Claim, and (iv) no polychlorinated biphenyls (PCBs) are or will be used or stored at any property owned or leased by any Borrower, except in such form, condition and quantity as could not reasonably be expected to result in an Environmental Claim.

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(e)                None of the Borrowers has received any letter or request for information under Section 104 of the CERCLA, or comparable state laws, and to the knowledge of the Borrowers, none of the operations of the Borrowers is the subject of any investigation by a Governmental Authority evaluating whether any remedial action is needed to respond to a release or threatened release of any Material of Environmental Concern at any Plant or Site or at any other location, including any location to which any Borrower has transported, or arranged for the transportation of, any Material of Environmental Concern with respect to the Project.

Section 5.20 Regulations T, U and X. None of the Borrowers is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loan will be used for any purpose that violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefore, as from time to time in effect, are used in this Section 5.20 with such meanings.

Section 5.21 Accuracy of Information. (a) All factual information heretofore or contemporaneously furnished by or on behalf of any Borrower in this Agreement, in any other Transaction Document or otherwise in writing to any Senior Secured Party, any Consultant, or counsel for purposes of or in connection with this Agreement and the other Financing Documents or any transaction contemplated hereby or thereby (other than projections, budgets and other “forward-looking” information all of which has been prepared on a reasonable basis and in good faith) was, as of the date furnished, when taken as a whole (and after giving effect to any supplement of such information) (i) true and accurate in every material respect and (ii) not incomplete by omitting to state any material fact necessary to make such information not misleading in any material respect.

(b)               The assumptions constituting the basis on which the Borrowers prepared the Budget that is in effect on each date this representation is made or deemed repeated and the numbers set forth therein were developed and consistently utilized in good faith and are reasonable and represent each Borrower’s best judgment as of the date prepared as to the matters contained therein, based on all information known to the Borrowers.

(c)                The Borrowers reasonably believe that the use, ownership, operation and maintenance of the Project are technically feasible and, except for factors effecting the ethanol industry in general and not relating specifically to the Plants or the Project, economically feasible.

Section 5.22 Indebtedness. The Obligations are, after giving effect to the Financing Documents and the transactions contemplated thereby, the only outstanding Indebtedness of the Borrowers other than Permitted Indebtedness. The Obligations rank at least pari passu with all other Indebtedness of any Borrower.

Section 5.23 Separateness. (a) Each Borrower maintains separate bank accounts and separate books of account from each other Borrower and from the Pledgor (other than the Project Accounts maintained in accordance with this Agreement). The separate liabilities of each Borrower are readily distinguishable from the liabilities of each Affiliate of the Borrowers, including the Pledgor (except to the extent otherwise contemplated by the Transaction Documents).

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(b)               Each Borrower conducts its business solely in its own name in a manner not misleading to other Persons as to its identity.

(c)                Each Borrower is in compliance with the provisions set forth on Schedule 5.23.

Section 5.24 Subsidiaries. Madera, Boardman, Stockton and Burley have no Subsidiaries. Pacific Holding has no Subsidiaries other than Madera, Boardman, Stockton and Burley.

Section 5.25 Foreign Assets Control Regulations, Etc.  (a) The use of the proceeds of the Loan by the Borrowers will not violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b)               None of the Borrowers:

(i)	is or will become a Person or entity described by section 1 of Executive Order 13224 of September 24, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (12 C.F.R. 595), and none of the Borrowers engages in dealings or transactions with any such Persons or entities; or
(ii)	is in violation of the Patriot Act.

Section 5.26 Employment Matters. None of the Borrowers has or has had any employees or former employees.

Section 5.27 Solvency. Each of the Borrowers is and, upon the incurrence of any Obligations by the Borrowers and after giving effect to the transactions contemplated hereby, will be, Solvent.

Section 5.28 Legal Name and Place of Business. (a) The exact legal name and jurisdiction of formation of each Borrower is as set forth below, and none of the Borrowers has had any other legal names in the previous five (5) years except as set forth on Schedule 5.28:

(i)	Pacific Holding: Pacific Ethanol Holding Co. LLC, a limited liability company organized and existing under the laws of the State of Delaware;
(ii)	Madera: Pacific Ethanol Madera LLC, a limited liability company organized and existing under the laws of the State of Delaware;
(iii)	Boardman: Pacific Ethanol Columbia, LLC, a limited liability company organized and existing under the laws of the State of Delaware
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(iv)	Stockton: Pacific Ethanol Stockton LLC, a limited liability company organized and existing under the laws of the State of Delaware; and
(v)	Burley: Pacific Ethanol Magic Valley, LLC, a limited liability company organized and existing under the laws of the State of Delaware.

(b)               The sole place of business and chief executive office of each Borrower is as set forth on Schedule 5.28.

The information set forth in Sections 5.28(a) and (b) and on Schedule 5.28 may be changed from time to time by the Borrowers upon thirty (30) days’ prior written notice to the Administrative Agent and the Collateral Agent, subject in each case to the Borrowers’ obligations hereunder to provide the Collateral Agent with a perfected first-priority Lien on the Collateral (subject to Permitted Liens).

Section 5.29 No Brokers. None of the Borrowers has any obligation to pay any finder’s, advisory, brokers or investment banking fee, except for the fees payable pursuant to Section 3.11 (Fees) and those identified on Schedule 5.29.

Section 5.30 Insurance. All insurance required to be obtained and maintained pursuant to the Transaction Documents by Pacific Holding and each other Borrower is in full force and effect as of each date this representation is made or deemed repeated and complies with the insurance requirements set forth on Schedule 7.01(h). All premiums then due and payable on all such insurance have been paid. To the knowledge of each Borrower, all insurance required to be obtained and maintained by any Major Project Party to protect, directly or indirectly, against loss or liability to any Borrower, any Plant or any Senior Secured Party, as of the date this representation is made or deemed repeated, pursuant to any Project Document relating to any such Plant has been obtained, is in full force and effect and complies with the insurance requirements set forth on Schedule 7.01(h) (where applicable) and is otherwise in all material respects in accordance with such Project Document.

Section 5.31 Accounts. The Project Accounts exist at the Accounts Bank in accordance and in compliance with the terms of the Existing Credit Agreement. No Borrower has, nor is the beneficiary of, any bank account other than the Project Accounts. As of the Closing Date no Borrower has any Local Accounts.

Section 5.32 Interest Rate Protection Agreements. As of the date hereof, there are no Interest Rate Protection Agreements.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01 Conditions to Closing. The occurrence of the Closing Date shall be subject to the satisfaction of each of the following conditions precedent (satisfaction of which may be effected, as applicable and unless otherwise requested by the Required Lenders, by reliance on documents heretofore delivered to any Existing Agents pursuant to the Existing Credit Agreement, as applicable), as certified by the Borrowers’ Agent to the Administrative Agent:

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(a)                Delivery of Financing Documents. The Administrative Agent shall have received each of the following fully executed documents, each of which shall be originals, portable document format (“pdf”) or facsimiles, duly executed and delivered by each party thereto:

(i)	this Agreement;
(ii)	the Intercreditor Agreement;
(iii)	the original Notes, duly executed and delivered by an Authorized Officer of each Borrower in favor of each requesting Lender;
(iv)	each Mortgage;
(v)	each Subordination Agreement;
(vi)	each Pledge Agreement;
(vii)	each Security Agreement;
(viii)	the Amended Credit Agreement;
(ix)	each Closing Date Consent; and
(x)	the Fee Letters.

(b)               Delivery of Documents. The Administrative Agent shall have received a true, correct and complete copy of each agreement identified on Schedule 5.11 dated as of a date on or after June 26, 2010 that is reasonably requested by any Lender.

(c)                Officer’s Certificates. The Administrative Agent shall have received the following certificates, dated as of the Closing Date, upon which the Administrative Agent and each Lender may conclusively rely:

(i)	a duly executed certificate of an Authorized Officer of the Borrowers’ Agent certifying that (A) all conditions set forth in this Section 6.01 have been satisfied on and as of the Closing Date and (B) all representations and warranties made by any Borrower or the Pledgor in this Agreement and each other Financing Document to which any Borrower or the Pledgor is a party are true and correct in all material respects on and as of the Closing Date; and
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(ii)	a duly executed certificate of an Authorized Officer of the Borrowers’ Agent certifying that (A) the copies of each document delivered pursuant to Section 6.01(b) are true, correct and complete copies of such documents, (B) such documents are in full force and effect and no term or condition of any such Project Document has been amended from the form thereof delivered to the Administrative Agent, and (C) no material breach, material default or material violation by any Borrower, or to the knowledge of each Borrower, any Project Party under any Project Document has occurred and is continuing.

(d)               Resolutions, Incumbency, LLC Agreements. The Administrative Agent shall have received from each of the Borrowers and the Pledgor a certificate of an Authorized Officer dated as of the Closing Date, upon which the Administrative Agent and each Lender may conclusively rely, as to:

(i)	reasonably satisfactory resolutions of its members, managers or directors, as the case may be, then in full force and effect authorizing the execution, delivery and performance of each Transaction Document to which it is party and the consummation of the transactions contemplated therein (including, in the case of each Borrower, the appointment of the Borrowers’ Agent);
(ii)	the incumbency and signatures of those of its officers and representatives duly authorized to execute and otherwise act with respect to each Financing Document to which it is party; and
(iii)	such Person’s Organic Documents which, in the case of each Borrower, shall be in form and substance reasonably satisfactory to the Required Lenders, and in every case certifying that (A) such documents are in full force and effect and no term or condition thereof has been amended from the form thereof delivered to the Administrative Agent and (B) no material breach, material default or material violation thereunder has occurred and is continuing.

(e)                Authority to Conduct Business. The Administrative Agent shall have received evidence, including certificates of good standing from the Secretaries of State of each relevant jurisdiction, dated no more than eight (8) days (or such other time period reasonably acceptable to the Required Lenders) prior to the Closing Date, that:

(i)	each Borrower is duly authorized as a limited liability company to carry on its business, and is duly formed, validly existing and in good standing in each jurisdiction (including, in the case of Madera and Stockton, the State of California, in the case of Boardman, the State of Oregon, and in the case of Burley, the State of Idaho) in which it is required to be so authorized; and
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(ii)	the Pledgor is duly authorized as a limited liability company to carry on its business, and is duly organized, validly existing and in good standing in each jurisdiction in which it is required to be so authorized.

(f)                Opinions of Counsel. The Administrative Agent shall have received the following legal opinions, addressed to the Senior Secured Parties, and each in form and substance reasonably satisfactory to the Required Lenders:

(i)	the opinion of Snell & Wilmer LLP, New York and California counsel to the Loan Parties (and covering customary matters under Delaware law);
(ii)	the opinion of Tonkon Torp LLP, Oregon counsel to the Loan Parties; and
(iii)	the opinion of Holland & Hart LLP, Idaho counsel to the Loan Parties.

(g)               Lien Search; Perfection of Security. The Collateral Agent shall have been granted a first priority perfected security interest in all Collateral, and the Administrative Agent shall have received copies or evidence, as the case may be, of the following actions in connection with the perfection of the Security:

(i)	completed requests for information or lien search reports, dated no more than eight (8) days (or such other time period reasonably acceptable to the Required Lenders) before the Closing Date, listing all effective UCC financing statements, fixture filings or other filings evidencing a security interest filed in Delaware, California, Oregon, Idaho, and any other jurisdictions reasonably requested by the Required Lenders that name any Borrower or the Pledgor as a debtor, together with copies of each such UCC financing statement, fixture filing or other filings, which shall show no Liens other than Permitted Liens;
(ii)	UCC financing statements and other filings and recordations (other than fixture filings or recordation of any Mortgage), in proper form for filing in all jurisdictions that the Required Lenders may deem necessary or desirable in order to perfect and protect the first priority Liens and security interests created under the Security Documents and each such UCC financing statement and other filing or recordation shall be duly filed on behalf of the Senior Secured Parties on the Closing Date;
(iii)	the original certificates representing all Equity Interests in each Borrower shall have been delivered to the Existing Collateral Agent, in each case together with a duly executed transfer power in the form attached to the Pledge Agreement relating to such Equity Interests; and
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(iv)	evidence of the making (which may be on the Closing Date) of all other actions, recordings and filings of or with respect to the Security Documents delivered pursuant to Section 6.01(a) (Conditions to Closing – Delivery of Financing Documents) that the Required Lenders may deem necessary or desirable in order to perfect and protect the first priority Liens created thereunder.

(h)               Financial Statements. The Administrative Agent shall have received accurate and complete copies of the most recent financial statements of the Borrowers available on the Closing Date.

(i)                 Third Party Approvals. The Administrative Agent shall have received documentation reasonably satisfactory to the Required Lenders of any approval by any Person required in connection with any transaction contemplated by this Agreement or any other Financing Document that any Lender has reasonably requested in connection herewith.

(j)                 Existence of Project Accounts. Each of the Project Accounts shall be in existence with the Accounts Bank in accordance and in compliance with the terms of the Existing Credit Agreement, to the satisfaction of the Lenders.

(k)               Insurance. The Administrative Agent shall have received evidence reasonably satisfactory to the Lenders that the insurance requirements set forth on Schedule 7.01(h) with respect to the Borrowers and the Plants have been satisfied, including binders or certificates evidencing the commitment of insurers to provide each insurance policy required by Schedule 7.01(h), evidence of the payment of all premiums then due and owing in respect of such insurance policies and a certificate of the Borrowers’ insurance broker (or insurance carrier) certifying that all such insurance policies are in full force and effect.

(l)                 Governmental Approvals. Each Borrower that owns a Plant shall have all Necessary Project Approvals required as of the Closing Date to operate such Plant (in Cold Shutdown in the case of the Madera Plant), and the Administrative Agent shall have received a duly executed certificate of an Authorized Officer of the Borrowers’ Agent certifying that (i) attached to such certificate are true, correct and complete copies of each such Necessary Project Approval dated as of a date on or after June 26, 2010 and reasonably requested by the Required Lenders and (ii) each Necessary Project Approval is in full force and effect and is final and Non-Appealable.

(m)             Budgets; Forecast. The Administrative Agent shall have received the Initial Budget, accompanied by a certificate of an Authorized Officer of the Borrowers’ Agent, dated as of the Closing Date, certifying as to the reasonableness of the underlying assumptions and the conclusions on which the Initial Budget is based, each in form and substance reasonably satisfactory to the Required Lenders. The Administrative Agent shall have received the Initial Annual Forecast.

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(n)               Title Insurance.

(i)	The Administrative Agent shall have received a paid policy or policies of mortgage title insurance (the “Title Insurance Policy”) with respect to each Site on a Form 2006 extended coverage lender’s policy, containing such endorsements as the Required Lenders may request and otherwise in form and substance reasonably satisfactory to the Required Lenders, from the Title Insurance Company, containing no exception for mechanics’ or materialmen’s Liens and no other exceptions (printed or otherwise) other than those approved by the Required Lenders, and insuring that the Collateral Agent has a good, valid and enforceable first Lien of record on the corresponding Mortgaged Property free and clear of all defects and encumbrances (other than Permitted Liens).
(ii)	The Title Insurance Policy shall confirm that (A) Madera has good, marketable title to the Madera Site subject to no Liens (other than Liens in favor of the Collateral Agent or other Permitted Liens), (B) Boardman has a valid and subsisting leasehold estate in and to the Boardman Leased Premises subject to no Liens (other than Liens in favor of the Collateral Agent or other Permitted Liens), (C) Burley has good, marketable title to the Burley Site subject to no Liens (other than Permitted Liens) and (D) Stockton has a valid and subsisting leasehold estate in and to the Stockton Leased Premises subject to no Liens (other than Permitted Liens).

(o)               Bank Regulatory Requirements. The Administrative Agent shall have received at least one (1) Business Day prior to the Closing Date all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act.

(p)               Closing Fees; Expenses. The Administrative Agent shall have received for its own account, all fees due and payable pursuant to Section 3.11 (Fees) and all reasonable costs and expenses (including reasonable and documented legal fees and expenses) for which invoices have been presented, in each case, required to be paid on or before the Closing Date. Each other party hereto shall have received for its own account, all fees due and payable pursuant to Section 3.11 (Fees) and all reasonable costs and expenses (including reasonable and documented legal fees and expenses) required to be paid by the Borrowers hereunder and for which invoices have been presented.

(q)               The concurrent occurrence of the “Restatement Effective Date” as defined in the Amended Credit Agreement.

Section 6.02 Conditions to All Fundings. The obligation of each Lender to make available each Funding of its Loans, shall be subject to the fulfillment of the following conditions precedent.

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(a)                Funding Notice. The Administrative Agent shall have received a duly executed Funding Notice, as required by and in accordance with Section 2.02 (Notice of Fundings), which shall certify that:

(i)	the Borrowers are in compliance with all conditions set forth in this Section 6.02, and each other applicable Section of this Article VI, on and as of the proposed Funding Date, before and after giving effect to such Funding and to the application of the proceeds therefrom;
(ii)	all representations and warranties made by each of the Borrowers and the Pledgor in this Agreement and each of the Financing Documents to which it is a party are true and correct in all material respects on and as of such Funding Date (except with respect to representations and warranties that expressly refer to an earlier date), before and after giving effect to such Funding and to the application of the proceeds therefrom; and
(iii)	since April 16, 2010, no Material Adverse Effect has occurred and is continuing.

(b)               Government Approvals. Each Borrower that owns a Plant shall have all Necessary Project Approvals required as of the date of such requested Funding to operate such Plant (in Cold Shutdown in the case of the Madera Plant), and the Administrative Agent shall have received a duly executed certificate of an Authorized Officer of the relevant Borrowers certifying that each such Necessary Project Approval is in full force and effect and is final and Non-Appealable.

(c)                No Default or Event of Default. No Default or Event of Default has occurred and is continuing, or would result from such Funding.

(d)               Representations and Warranties. All representations and warranties made by each of the Borrowers and the Pledgor in this Agreement and each of the Financing Documents to which it is a party shall be true and correct in all material respects on and as of such Funding Date (except with respect to representations and warranties that expressly refer to an earlier date), before and after giving effect to such Funding and to the application of the proceeds therefrom.

(e)                No Litigation.

(i)	No action, suit, proceeding or investigation shall have been instituted or threatened against any of Pacific Holding, the Pledgor, or any Plant or Borrower that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect; and
(ii)	no action, suit, proceeding or investigation shall have been instituted or threatened against any Project Party that is party to any Project Document with Pacific Holding or that relates to any Borrower or Plant that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
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(f)                Abandonment, Taking, Total Loss. (i) No Event of Abandonment or Event of Total Loss shall have occurred and be continuing with respect to any Plant, (ii) no Event of Taking relating to any Equity Interests in Pacific Holding or any other Borrower shall have occurred and be continuing, or (iii) no Event of Taking with respect to a material part of any Plant shall have occurred.

(g)               Closing Date. The Closing Date shall have occurred.

(h)               Fees; Expenses. The Administrative Agent shall have received for its own account, or for the account of each Lender and Agent entitled thereto, all fees due and payable as of the date of such Funding pursuant to Section 3.11 (Fees), and all costs and expenses (including reasonable and documented costs, fees and expenses of legal counsel) for which invoices have been presented.

ARTICLE VII

COVENANTS

Section 7.01 Affirmative Covenants. Each Borrower agrees with each Agent and each Lender that, until the Discharge Date, each of the Borrowers will perform the obligations set forth in this Section 7.01 applicable to it.

(a)                Compliance with Laws. Each Borrower shall comply in all material respects with all Laws (other than Environmental Laws) applicable to it or to its business or property.

(b)               Environmental Matters.

(i)	The Borrowers shall (A) comply in all material respects with all Environmental Laws, (B) keep the Project free of any Lien imposed pursuant to any Environmental Law, (C) pay or cause to be paid when due and payable by any Borrower any and all costs required in connection with any Environmental Laws, including the cost of identifying the nature and extent of the presence of any Materials of Environmental Concern in, on or about the Project or on any real property owned or leased by any Borrower or on the Mortgaged Property, and the cost of delineation, management, remediation, removal, treatment and disposal of any such Materials of Environmental Concern, and (D) use their best efforts to ensure that no Environmental Affiliate takes any action or violates any Environmental Law that could reasonably be expected to result in an Environmental Claim.
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(ii)	The Borrowers shall not use or allow the Project to generate, manufacture, refine, produce, treat, store, handle, dispose of, transfer, process or transport Materials of Environmental Concern other than in compliance in all material respects with Environmental Laws.

(c)                Operations and Maintenance; Operating Status. Each Borrower owning a Plant shall own, operate and maintain (or cause to be operated and maintained) such Plant in all material respects in accordance with (A) the terms and provisions of the Transaction Documents except as a result of the Cold Shutdown of the Madera Plant, (B) all applicable Governmental Approvals and Laws and (C) Prudent Ethanol Operating Practice. Pacific Holding shall conduct its business in all material respects in accordance with all applicable Governmental Approvals and Laws.

(d)               Maintenance of Properties.

(i)	Each Borrower shall keep, or cause to be kept, in good working order and condition, ordinary wear and tear excepted, all of its material properties and equipment that are necessary or useful in the proper conduct of its business.
(ii)	The Borrowers shall not permit any Plant or any material portion thereof to be removed, demolished or materially altered, unless such material portion that has been removed, demolished or materially altered has been replaced or repaired as permitted under this Agreement.
(iii)	Each Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect (A) its limited liability company existence and (B) its material patents, trademarks, trade names, copyrights, franchises and similar rights.

(e)                Payment of Obligations. Each Borrower shall pay and discharge as the same shall become due and payable (i) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, (A) unless the same are subject to a Contest or (B) other than the nonpayment of immaterial Taxes in an aggregate amount not in excess of twenty-five thousand Dollars ($25,000) at any one time outstanding (taking into account any interest and penalties that could accrue or be applicable to such past-due Taxes), and provided that such Taxes are no more than forty-five (45) days past due, (ii) all of its obligations and liabilities under its Contractual Obligations (other than any such failure that could not reasonably be expected to have a Material Adverse Effect and that would not otherwise result in an Event of Default) and (iii) all lawful claims that, if unpaid, would by law become a Lien upon its properties (other than Permitted Liens), unless the same are subject to a Contest.

(f)                Governmental Approvals. Pacific Holding and each other Borrower shall maintain in full force and effect, in the name of the relevant Borrower, all Necessary Project Approvals (other than any such failure to maintain or obtain that could not reasonably be expected to have a Material Adverse Effect on the relevant Borrower or Plant).

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(g)               Use of Proceeds and Cash Flow.

(i)	All proceeds of the Loans shall be used solely to fund the amounts set forth in the Budget and, in each case only to the extent specified in the Budget (subject to the Permitted Variance), (a) operating expenses, limited capital expenditures and other amounts for general and ordinary course purposes of the Borrowers, (b) current interest and fees payable pursuant to the Financing Documents and (c) such other administrative payments, including the cumulative budgeted professional fees, as may be authorized and approved by the Required Lenders.
(ii)	The Borrowers shall cause all Cash Flow, Insurance Proceeds and Condemnation Proceeds to be applied in accordance with Article VIII (Project Accounts).

(h)               Insurance. Without cost to any Senior Secured Party, the applicable Borrower shall at all times obtain and maintain, or cause to be obtained and maintained, the types and amounts of insurance listed and described on Schedule 7.01(h), in accordance with the terms and provisions set forth therein for each Plant and the applicable Borrower, and shall obtain and maintain in all material respects such other insurance as may be required pursuant to the terms of any Transaction Document. In the event the Borrowers fail to take out or maintain the full insurance coverage required by this Section 7.01(h), the Administrative Agent may (but shall not be obligated to) take out the required policies of insurance and pay the premiums on the same. All amounts so advanced by the Administrative Agent shall become an Obligation and the Borrowers shall forthwith pay such amounts to the Administrative Agent, together with interest from the date of payment by the Administrative Agent at the Default Rate.

(i)                 Books and Records; Inspections. Each Borrower shall keep proper books of record and account in which complete, true and accurate entries in conformity with GAAP and all requirements of Law shall be made of all financial transactions and matters involving the assets and business of such Borrower, and shall maintain such books of record and account in material conformity with applicable requirements of any Governmental Authority having regulatory jurisdiction over such Borrower. Each Borrower shall keep books and records separate from the books and records of any other Person (including any Affiliates of the Borrowers) that accurately reflect all of its business affairs, transactions and the documents and other instruments that underlie or authorize all of its limited liability company actions. Each Borrower shall permit officers and designated representatives of the Administrative Agent or any Consultant to visit and inspect any of the properties of such Borrower (including the respective Plant), to examine its limited liability company, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its members, managers, directors, officers and independent public accountants, all at the expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to such Borrower; provided that if a Default or Event of Default has occurred and is continuing, any Agent, or Consultant (or, in the case of any Event of Default, any Lender) (or any of their respective officers or designated representatives) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice.

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(j)                 Maintenance of Existence. Each Borrower will continue to preserve, renew and keep in full force and effect its entity status in the jurisdiction of its formation and take all actions to maintain its rights, privileges and franchises necessary or desirable in the normal course of its business.

(k)               Budgets.

(i)	The Borrowers, not later than seven (7) days before the date that is the first day of the Fiscal Quarter commencing January 1, 2013 and each date falling every ninety (90) days thereafter (each such date, a “Period Start Date”), shall adopt a budget containing, among other things, rolling cash flow forecast, setting forth in reasonable detail the projected cash flow for each Plant and on an aggregate basis for the Project for the period starting on the then current Period Start Date and ending on the earlier of (A) thirteen (13) weeks after the then current Period Start Date and (B) the Maturity Date, and provide a copy of such forecast at such time to the Administrative Agent. Each such forecast shall become effective upon approval of the Required Lenders (acting in consultation with the Financial Advisor, if any) (each such approved forecast, and the Initial Budget, a “Budget”).
(ii)	Each Budget delivered to the Administrative Agent pursuant to this Section 7.01(k) shall be accompanied by a memorandum or worksheet detailing all changes in material assumptions used in the preparation of such Budget, shall contain a line item for each expense category reasonably requested by the Required Lenders and shall specify for each Fiscal Quarter and for each such expense category the amount budgeted for such category for such Fiscal Quarter.
(iii)	Subject to Section 7.02(w), the Borrowers shall comply with the Budget subject to the Permitted Variance.
(iv)	No later than forty-five (45) days in advance of the beginning of each calendar year, the Borrowers shall prepare a document substantially in the form of the Initial Annual Forecast setting forth in reasonable detail the projected requirements for Operation and Maintenance Expenses and Maintenance Capital Expenses for such calendar year on a monthly basis for each Plant and provide a copy of such document to the Administrative Agent.
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(l)                 Project Documents. Each Borrower shall use its reasonable best efforts to preserve, protect and defend its rights under each Project Document to which it is a party except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Each Borrower shall use its reasonable best efforts to exercise all material rights, discretion and remedies under each Project Document in accordance with its terms and in a manner consistent with and subject to such Borrower’s obligations under the Financing Documents.

(m)             Preservation of Title; Acquisition of Additional Property.

(i)	The Borrowers shall preserve and maintain (A) good, marketable and insurable fee interest in each Site (excluding the Leased Premises) and valid easement interest to its easement interest in each Site (excluding the Leased Premises), (B) a good, legal and valid leasehold interest in each Leased Premises, and (C) good, legal and valid title to all of its other respective material properties and assets, in each case free and clear of all Liens other than Permitted Liens.
(ii)	No Borrower shall acquire or commence to lease any real property interests without the prior written consent of the Required Lenders.

(n)               Maintenance of Liens; Creation of Liens.

(i)	The Borrowers shall take or cause to be taken all action necessary or desirable to maintain and preserve the Lien of the Security Documents and the first ranking priority thereof, in each case in accordance with the Intercreditor Agreement.
(ii)	The Borrowers shall take all actions required to cause each Additional Project Document to be or become subject to the Lien of the Security Documents (whether by amendment to any Security Agreement or otherwise).
(iii)	Simultaneously with the making of any investment in Cash Equivalents, each Borrower shall take or cause to be taken all actions to require such Cash Equivalent in the Project Accounts or any Local Account with respect to which a Blocked Account Agreement has been entered into to be or become subject to a first priority perfected Lien in favor of the Senior Secured Parties, in each case in accordance with the Intercreditor Agreement.

(o)               Certificate of Formation. Each Borrower shall observe in all material respects all of the separateness and other provisions and procedures of its certificate of formation and Borrower LLC Agreement.

(p)               Separateness. Each Borrower shall comply at all times with the separateness provisions set forth on Schedule 5.23.

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(q)               Further Assurances. Upon written request of the Administrative Agent, the Borrowers shall promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including UCC financing statements and UCC continuation statements):

(i)	that are necessary or advisable for compliance with Section 7.01(n)(i) (Affirmative Covenants – Maintenance of Liens; Creation of Liens);
(ii)	for the purposes of ensuring the validity and legality of this Agreement or any other Financing Document and the rights of the Lenders and the Agents hereunder or thereunder; and
(iii)	for the purposes of facilitating the proper exercise of rights and powers granted to the Lenders or the Agents under this Agreement or any other Financing Document.

(r)                 First Priority Ranking. The Borrowers shall cause their payment obligations with respect to the Loans to constitute direct senior secured obligations of each Borrower and to rank no less than pari passu in priority of payment, in right of security and in all other respects to all other Indebtedness (other than as contemplated by Section 8.03(b) (Revenue Account) with respect to payment priorities) of the Borrowers, in each case subject to the Intercreditor Agreement.

(s)                Quarterly Meetings. At least once per calendar quarter, upon request of the Required Lenders, at mutually acceptable times (and with telephonic conferences being acceptable), the Borrowers’ Agent shall, and shall procure that representatives of the Borrower’s professionals (including any counsel and financial advisors) as may be requested by the Required Lenders, meet together with the Lenders to update the Lenders on the status of the Borrowers and to discuss any other issues in connection therewith as may be requested by the Required Lenders.

(t)                 Post Closing Obligations. Borrowers shall, within thirty (30) days after the Closing Date, deliver to the Administrative Agent (x) a Consent, in form and substance reasonably satisfactory to the Lenders, with respect to each Project Document identified on Part B of Schedule 6.01(a)(ix), (y) fully executed estoppel certificate substantially in the form attached hereto as Exhibits 7.01(t)A and B, respectively and (z) a certificate of the insurance broker of the Borrowers certifying that the insurance requirements set forth on Schedule 7.01(h) with respect to the Borrowers and the Plants have been satisfied, in the form of Exhibit 6.01(k).

Section 7.02 Negative Covenants. Each Borrower agrees with each Agent and each Lender that, until the Discharge Date, each of the Borrowers will perform the obligations set forth in this Section 7.02 applicable to it.

(a)                Restrictions on Indebtedness of the Borrowers. The Borrowers will not create, incur, assume or suffer to exist any Indebtedness except:

(i)	the Obligations;
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(ii)	to the extent constituting Indebtedness, contingent obligations under or in respect of performance bonds, bid bonds, appeal bonds, indemnification obligations, obligations to pay insurance premiums, take or pay obligations and similar obligations in each case incurred in the ordinary course of business and otherwise permitted under this Agreement and not in connection with Indebtedness for borrowed money, with respect to bonds, (a) bonds existing on the Closing Date and set forth on Schedule 7.02(a) and replacements or extensions thereof that do not increase the face amount thereof (except to the extent a bond in the amount of such increase would be permitted pursuant to the following clause (b), and (b) other bonds in an aggregate amount not to exceed two hundred thousand Dollars ($200,000) at any one time outstanding;
(iii)	to the extent constituting Indebtedness, Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business; provided that such Indebtedness is extinguished within ten (10) Business Days of its incurrence and the aggregate amount of all such Indebtedness does not exceed, at any time, one hundred thousand Dollars ($100,000);
(iv)	Capitalized Lease Liabilities with payments in any Fiscal Year, taken in the aggregate for the Project, in an amount not to exceed two million Dollars ($2,000,000);
(v)	Permitted Commodity Hedges;
(vi)	Indebtedness (which may include Capitalized Lease Liabilities without reduction of the basket in the foregoing clause (a)(iv)) incurred at the time of such purchase or lease to finance the purchase or lease of enhancements to the Borrowers’ production facilities consisting of bolt-on product yield enhancement equipment or processing and separation equipment for corn oil and corn syrup in an aggregate principal amount not to exceed fourteen million Dollars ($14,000,000); and
(vii)	Indebtedness under the Existing Financing Documents.

(b)               Liens. No Borrower shall create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets (including its Equity Interests), whether now owned or hereafter acquired, except:

(i)	Liens in favor, or for the benefit, of the Collateral Agent pursuant to the Security Documents;
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(ii)	Liens for taxes, assessments and other governmental charges that are not yet due or the payment of which is the subject of a Contest;
(iii)	Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or the payment of which is the subject of a Contest;
(iv)	minor defects or irregularities in title and similar matters if the same do not materially detract from the operation or use of such property in the ordinary conduct of the business of the applicable Borrower, including any such exceptions and encumbrances which are approved by the Administrative Agent;
(v)	cash collateral for bonds permitted under Section 7.02(a)(ii) (Negative Covenants – Restrictions on Indebtedness of the Borrowers) or otherwise; provided that such cash collateral does not exceed an amount equal to the sum of (A) the amount of cash collateral for bonds on deposit on the Closing Date and set forth on Schedule 7.02(a) and (B) two hundred thousand Dollars ($200,000);
(vi)	Liens arising with respect to a Local Account for which a Blocked Account Agreement has been entered into or otherwise arising by virtue of any statutory or common law provisions relating to banker’s liens, rights of set-off or similar rights; provided that such Liens either (A) are subordinated to the Liens of the Senior Secured Parties or (B) with respect only to Local Accounts for which a Blocked Account Agreement has been entered into, are in an aggregate total amount not in excess of one hundred thousand Dollars ($100,000);
(vii)	easements granted by any Borrower to any utility serving such Borrower’s Plant as required for the operation of such Plant; provided, that in each such case:
(1)	such easement will not adversely affect the costs under any Budget;
(2)	such easement will not adversely affect the operations of any Plant; and
(3)	such easement has been approved by the Administrative Agent;
(viii)	Liens in respect of Capitalized Lease Liabilities with respect to office equipment permitted by Section 7.02(a)(iv)(Negative Covenants-Restrictions on Indebtedness);
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(ix)	purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business and otherwise permitted under this Agreement;
(x)	cash collateral for Permitted Commodity Hedges; provided that such cash collateral does not exceed the aggregate limits set forth in the Commodity Hedging Policy;
(xi)	purchase money security interests in equipment acquired by any Borrower using Indebtedness permitted by Section 7.02(a)(vi) (Negative Covenants-Restrictions on Indebtedness); provided, that such security interests do not apply to any other property or assets of any Loan Party or any Subsidiary besides those acquired or leased pursuant to such transaction (it being agreed that transactions with the same vendor may be cross-collateralized); and
(xii)	Liens in favor, or for the benefit, of the Existing Collateral Agent pursuant to the Existing Security Documents.

(c)                Permitted Investments. The Borrowers shall not make any investments, loans or advances (whether by purchase of stocks, bonds, notes or other securities, loans, extensions of credit, advances or otherwise) except for investments in (i) Cash Equivalents, (ii) investments received in connection with the bankruptcy of suppliers or customers of the Borrowers (provided that such investments are subject to a first priority perfected Lien in favor of the Collateral Agent) and (iii) in the case of Pacific Holding, investments in the other Borrowers. The Borrowers shall select Cash Equivalents having such maturities as shall cause the Project Accounts to have a cash balance as of any day sufficient to cover the transfers made from the Project Accounts on such day in accordance with this Agreement, the other Financing Documents, the Project Documents and any Additional Project Documents.

(d)               Change in Business. No Borrower shall (i) enter into or engage in any business other than the ownership, operation (including the Cold Shutdown of the Madera Plant), maintenance, use and financing of the Plants or the Project as contemplated by the Transaction Documents or (ii) change in any material respect the scope of any Plant or the Project from that which exists as of the Closing Date.

(e)                Equity Issuances. No Borrower shall issue any Equity Interests unless such Equity Interests are immediately pledged to the Collateral Agent (for the benefit of the Senior Secured Parties) on a first priority perfected basis pursuant to the Pledge Agreements or, if necessary, a supplement thereto or a pledge and security agreement in substantially the form of the Pledge Agreements.

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(f)                Asset Dispositions. No Borrower shall sell, lease, assign, transfer or otherwise dispose of assets (other than Products), whether now owned or hereafter acquired, except:

(i)	disposal of assets that are promptly replaced in accordance with the then-current Budget;
(ii)	to the extent that such assets are uneconomical, obsolete or no longer useful or no longer usable in connection with the operation or maintenance of the Project;
(iii)	disposal of assets with a fair market value of, or, if greater, at a disposal price of, less than fifty thousand Dollars ($50,000) in the aggregate during any Fiscal Year; provided, that such disposal does not, and would not reasonably be expected to, adversely affect the operation or maintenance of any Plant;
(iv)	transfers of assets among the Plants; provided, that (A) the aggregate total fair market value of all such transferred assets does not exceed five hundred thousand Dollars ($500,000) in any Fiscal Year, and (B) each such transfer does not, and would not reasonably be expected to, adversely affect the operations of the Plant from which such assets are transferred; or
(v)	as permitted by Section 7.02(c) (Negative Covenants-Permitted Investments).

(g)               Consolidation, Merger. No Borrower will (i) directly or indirectly liquidate, wind up, terminate, reorganize or dissolve itself (or suffer any liquidation, winding up, termination, reorganization or dissolution) or otherwise wind up; or (ii) acquire (in one transaction or a series of related transactions) all or any substantial part of the assets, property or business of, or any assets that constitute a division or operating unit of, the business of any Person or otherwise merge or consolidate with or into any other Person.

(h)               Transactions with Affiliates. No Borrower shall enter into or cause, suffer or permit to exist any arrangement or contract with any of its Affiliates or any other Person that owns, directly or indirectly, any Equity Interest in any Borrower unless such arrangement or contract (i) is fair and reasonable to such Borrower and (ii) is an arrangement or contract that is on arm’s-length basis and contains terms no less favorable than those that would be entered into by a prudent Person in the position of such Borrower with a Person that is not one of its Affiliates.

(i)                 Accounts. The Borrowers shall not maintain, establish or use any deposit account, securities account (as each such term is defined in the UCC) or other banking account other than the Project Accounts and any Local Account identified in writing to the Administrative Agent, each of which shall be subject to a Blocked Account Agreement. The Borrowers shall not change the name or account number of any of the Project Accounts or Local Accounts without the prior written consent of the Administrative Agent.

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(j)                 Subsidiaries. Pacific Holding shall not create or acquire any Subsidiary other than Madera, Boardman, Stockton or Burley nor enter into any partnership or joint venture. Each of Madera, Boardman, Stockton and Burley shall not create or acquire any Subsidiary or enter into any partnership or joint venture.

(k)               ERISA. No Borrower will engage in any prohibited transactions under Section 406 of ERISA or under Section 4975 of the Code. No Borrower will incur any obligation or liability in respect of any Plan, Multiemployer Plan or employee welfare benefit plan providing post-retirement welfare benefits (other than a plan providing continue coverage under Part 6 of Title I of ERISA) in each such case without the prior written consent of the Administrative Agent (unless the aggregate total obligations or liabilities of the Borrowers that could reasonably be expected to arise, due to no fault of the Borrowers, in connection therewith would not exceed five hundred thousand Dollars ($500,000)).

(l)                 Taxes. No Borrower shall make any election to be treated as an association taxable as a corporation for federal, state or local tax purposes.

(m)             Project Documents. Other than changes approved in the Existing Pledgor Consent and changes that individually and in the aggregate could not reasonably be expected to have a Material Adverse Effect, no Borrower shall direct or consent or agree to (i) any amendment, modification, supplement, waiver to, or extension of the term of, or (ii) any termination, repudiation, cancellation or rejection of, any Project Document to which it is a party and that is contemplated by the then-current Budget without the prior written consent of the Required Lenders. Except for collateral assignments to the Collateral Agent and/or to the Existing Collateral Agent pursuant to the Existing Security Documents, no Borrower shall assign any of its rights under any Project Document to which it is a party to any Person, or consent to the assignment of any obligations under any such Project Document by any other party thereto.

(n)               Additional Project Documents; Existing Financing Documents. None of Pacific Holding or any other Borrower shall (i) enter into any Additional Project Document that is not contemplated by the then-current Budget except with the prior written approval of the Administrative Agent or (ii) except as permitted under the Intercreditor Agreement, amend any Existing Financing Document.

(o)               Suspension or Abandonment. No Borrower owning a Plant shall (i) permit or suffer to exist an Event of Abandonment relating to such Plant or (ii) order or consent to any suspension of work in excess of sixty (60) days under any Project Document relating to such Plant (provided that Cold Shutdown shall not constitute a suspension of work), in each such case without the prior written approval of the Required Lenders.

(p)               Use of Proceeds; Margin Regulations. No Borrower shall use any proceeds of any Loan other than in accordance with the provisions of Article II (Commitments and Funding) and Section 7.01(g) (Affirmative Covenants – Use of Proceeds and Cash Flow). No Borrower shall use any part of the proceeds of any Loan to purchase or carry any Margin Stock (as defined in Regulation U) or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. No Borrower shall use the proceeds of any Loan in a manner that could violate or be inconsistent with the provisions of Regulations T, U or X. Notwithstanding anything to the contrary set forth in this Agreement, following the occurrence of a Stockton Revenue Event, no proceeds of any Loan shall be used to fund operations at the Stockton Plant if the Required Lenders affirmatively vote to terminate such use.

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(q)               Environmental Matters. Except to the extent not reasonably expected to result in an Environmental Claim and in compliance with all applicable Laws, the Borrowers shall not permit (i) any underground storage tanks to be located on any property owned or leased by any Borrower, (ii) any asbestos to be contained in or form part of any building, building component, structure or office space owned by any Borrower, (iii) any polychlorinated biphenyls (PCBs) to be used or stored at any property owned by any Borrower, (iv) any other Materials of Environmental Concern to be used, stored or otherwise be present at any property owned by any Borrower, other than Materials of Environmental Concern necessary for the operation of the Project and used in accordance with Prudent Ethanol Operating Practice or (v) any other Materials of Environmental Concern to be used, stored or otherwise be present at any property leased by any Borrower.

(r)                 Restricted Payments. The Borrowers shall not make any Restricted Payments.

(s)                Budget. Except as set forth in this Agreement, no Borrower shall make any change in the Budget.

(t)                 Commodity Hedging Arrangements. The Borrowers shall not enter into any Commodity Hedging Arrangements (other than any Permitted Commodity Hedge) without the prior written consent of the Required Lenders.

(u)               Interest Rate Protection Agreements. The Borrowers shall not enter into any Interest Rate Protection Agreement without the prior written consent of the Required Lenders. The Borrower shall not enter into any Interest Rate Protection Agreement in respect of the Loans.

(v)               Accounting Changes. No Borrower shall make any change in (i) its accounting policies or reporting practices, except as required by GAAP or as otherwise notified to the Administrative Agent in writing (provided that the Borrowers shall provide an historical reconciliation for the prior audited period addressing any such change in accounting practices), or (ii) its Fiscal Year without the prior written consent of the Administrative Agent.

(w)             Financial Covenants.

(i) The Borrowers shall not permit amounts disbursed pursuant to the category in the Budget entitled “Asset Management Agreement” (excluding the line item entitled “Asset Management Fee”) in any Budget Period to exceed the amounts set forth in the line item entitled “Total Asset Management Agreement” (excluding “Asset Management Fee”) for such Budget Period in the “Initial Budget” as defined in the Original Credit Agreement by more than ten percent (10%).
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(ii) The Borrowers shall not permit amounts disbursed pursuant to the category in the Budget entitled “Operating Disbursements” (reduced by the amount of any portion of such disbursements made in respect of purchases of corn or natural gas) to exceed the amount set forth in the line item entitled “Total Operating Disbursements” (reduced by the amount of any portion of such line item budgeted for purchases of corn or natural gas) for such Budget Period in the then applicable Budget by more than ten percent (10%).

(x)               Site Specific Bond. The Borrowers shall not permit the face amount of the Site Specific Bond to exceed $1,000,000. Upon any release of cash collateral for the Site Specific Bond held pursuant to the Cash Collateral Agreement, such released amounts shall be transferred directly to the Administrative Agent in accordance with the Cash Collateral Agreement as in effect on the date hereof and applied as a repayment of Loans in accordance with the terms hereof, subject to the Intercreditor Agreement.

(y)               Existing Transaction Documents. No Borrower shall enter into any amendment of any Existing Transaction Document except as permitted in accordance with the terms of the Intercreditor Agreement or otherwise with the written consent of the Required Lenders.

Section 7.03 Reporting Requirements. The Borrowers will furnish to the Administrative Agent, who shall distribute copies of the following to each Lender:

(a)                as soon as available and in any event within forty-five (45) days after the end of the first three Fiscal Quarters of each Fiscal Year, consolidated and consolidating balance sheets of Pacific Holding and consolidated and consolidating statements of income and cash flows of Pacific Holding for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter;

(b)               as soon as available and in any event within one hundred (100) days after the end of each Fiscal Year, a copy of the annual audit report for such Fiscal Year for Pacific Holding including therein balance sheets as of the end of such Fiscal Year and statements of income and cash flows of Pacific Holding (on a consolidated and consolidating basis) for such Fiscal Year, and accompanied by an unqualified opinion of the Auditors stating that all such financial statements present fairly in all material respects the financial position of each Borrower (as applicable) for the periods indicated in conformity with GAAP applied on a basis consistent with prior periods (except as otherwise contemplated by Section 7.02(v) (Negative Covenants – Accounting Changes)), which report and opinion shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(c)                concurrently with the delivery of the financial statements referred to in Sections 7.03(a) and (b) a certificate, executed by an Authorized Officer of the applicable Loan Party stating that:

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(i)	such financial statements fairly present in all material respects the financial condition and results of operations of such Person on the dates and for the periods indicated in accordance with GAAP subject, in the case of interim financial statements, to the absence of notes and normally recurring year-end adjustments;
(ii)	such Authorized Officer has reviewed the terms of the Financing Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and financial condition of such Person during the accounting period covered by such financial statements; and
(iii)	as a result of such review such Authorized Officer has concluded that no Default or Event of Default has occurred during the period covered by such financial statements through and including the date of such certificate or, if any Default or Event of Default has occurred, specifying the nature and extent thereof and, if continuing, the action that the Borrowers have taken and propose to take in respect thereof;

(d)               promptly upon receipt, copies of any detailed audit reports, management letters or recommendations submitted to any Borrower (or the audit or finance committee of any Borrower) by the Auditors in connection with the accounts or books of any Borrower, or any audit of any Borrower;

(e)                as soon as possible and in any event within five (5) days after the occurrence of any Default or Event of Default, including pursuant to Section 9.01(e) with respect to Indebtedness under the Amended Credit Agreement, a statement of an Authorized Officer of the Borrowers’ Agent setting forth details of such Default or Event of Default and the action that the Borrowers have taken and propose to take with respect thereto;

(f)                within five (5) days after any Borrower obtains knowledge thereof a statement of an Authorized Officer of the Borrowers’ Agent setting forth details of:

(i)	any litigation or governmental proceeding pending or threatened in writing against any Borrower or the Pledgor;
(ii)	any litigation or governmental proceeding pending or threatened in writing against any Project Party that has or could reasonably be expected to have a Material Adverse Effect;
(iii)	any other event, act or condition that has or could reasonably be expected to have a Material Adverse Effect; or
(iv)	notification of any event of force majeure or similar event under a Project Document which is expected to continue for more than five (5) days or, to the knowledge of any Borrower, result in increased costs of at least one hundred thousand Dollars ($100,000);
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(g)               promptly after delivery or receipt thereof, copies of all material notices or documents given or received by any Borrower, pursuant to any of the Project Documents including:

(i)	any written notice alleging any breach or default thereunder; and
(ii)	any written notice regarding, or request for consent to, any assignment, termination, modification, waiver or variation thereof;

(h)               as soon as possible and in any event within five (5) Business Days after any Borrower knows, or has reason to know, that any of the events described below have occurred, a duly executed certificate of an Authorized Officer of the Borrowers’ Agent setting forth the details of each such event and the action that the Borrowers propose to take with respect thereto, together with a copy of any notice or filing from the PBGC, Internal Revenue Service, Department of Labor or that may be required by the PBGC or other U.S. Governmental Authority with respect to each such event:

(i)	any Termination Event with respect to an ERISA Plan or a Multiemployer Plan has occurred or will occur that could reasonably be expected to result in any material liability to any Borrower;
(ii)	any condition exists with respect to a Plan that presents a material risk of termination of a Plan (other than a standard termination under Section 4041(b) of ERISA) or imposition of an excise tax or other material liability on any Borrower;
(iii)	an application has been filed for a waiver of the minimum funding standard under Section 412 of the Code or Section 302 of ERISA under any Plan;
(iv)	any Borrower or any Plan fiduciary has engaged in a “prohibited transaction,” as defined in Section 4975 of the Code or as described in Section 406 of ERISA, that is not exempt under Section 4975 of the Code and Section 408 of ERISA that could reasonably be expected to result in material liability to any Borrower;
(v)	there exists any Unfunded Benefit Liabilities under any ERISA Plan;
(vi)	any condition exists with respect to a Multiemployer Plan that presents a risk of a partial or complete withdrawal (as described in Section 4203 or 4205 of ERISA) from a Multiemployer Plan that could reasonably be expected to result in any liability to any Borrower;
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(vii)	a “default” (as defined in Section 4219(c)(5) of ERISA) occurs with respect to payments to a Multiemployer Plan and such default could reasonably be expected to result in any liability to any Borrower;
(viii)	a Multiemployer Plan is in “reorganization” (as defined in Section 418 of the Code or Section 4241 of ERISA) or is “insolvent” (as defined in Section 4245 of ERISA);
(ix)	any Borrower and/or any ERISA Affiliate has incurred any potential withdrawal liability (as defined in accordance with Title IV of ERISA); or
(x)	there is an action brought against any Borrower or any ERISA Affiliate under Section 502 of ERISA with respect to its failure to comply with Section 515 of ERISA;

(i)                 as soon as possible and in any event within five (5) Business Days after the receipt by any Borrower of a demand letter from the PBGC notifying such Borrower of its final decision finding liability and the date by which such liability must be paid, a copy of such letter, together with a duly executed certificate of the president or chief financial officer of such Borrower setting forth the action that such Borrower proposes to take with respect thereto;

(j)                 promptly and in any event within five (5) Business Days after the existence of any of the following conditions, a duly executed certificate of an Authorized Officer of the Borrowers’ Agent specifying in detail the nature of such condition and, if applicable, the Borrowers’ proposed response thereto:

(i)	receipt by any Borrower of any written communication from a Governmental Authority or any written communication from any other Person or other source of written information, including (to the extent not privileged) reports prepared by any Borrower, that alleges or indicates that any Borrower or an Environmental Affiliate is not in compliance in all material respects with applicable Environmental Laws or Environmental Approvals;
(ii)	any Borrower obtains knowledge that there exists any Environmental Claim pending or threatened in writing against any Borrower or an Environmental Affiliate;
(iii)	any Borrower obtains knowledge of any release, threatened release, emission, discharge or disposal of any Material of Environmental Concern or obtains knowledge of any material non-compliance with any Environmental Law that, in either such case, could reasonably be expected to form the basis of an Environmental Claim against any Borrower or any Environmental Affiliate; or
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(iv)	any Removal, Remedial or Response action taken by any Borrower or any other person in response to any Material of Environmental Concern in, at, on or under, a part of or about the Borrowers’ properties or any other property or any notice, claim or other information that any of the Borrowers might be subject to an Environmental Claim;

(k)               the Borrowers will maintain and make available for inspection by the Administrative Agent, the Consultants and, if an Event of Default has occurred and is continuing, the Lenders, and each of their respective agents and employees, on reasonable notice during regular business hours, accurate and complete records of all non-privileged correspondence, investigations, studies, sampling and testing conducted, and any and all remedial actions taken, by any Borrower or, to the best of any Borrower’s knowledge and to the extent obtained by any Borrower, by any Governmental Authority or other Person in respect of Materials of Environmental Concern that could reasonably be expected to form the basis of an Environmental Claim on or affecting any Plant or the Project;

(l)                 within twenty-five (25) days after the end of each calendar month, an Operating Statement certified as complete and correct by an Authorized Officer of the Borrower Agent regarding the operation and performance of each Plant for such month. Such Operating Statements shall contain (i) line items corresponding to the Budget showing in reasonable detail all actual expenses related to the operation and maintenance of each Plant compared to the budgeted expenses for such period, (ii) information showing the amount of ethanol and other Products produced by each Plant during such period and (iii) information showing (A) the amount of ethanol sold by the Borrowers from each Plant pursuant to the Ethanol Offtake Agreements, (B) the amount of Distillers Grains sold by the Borrowers from each Plant pursuant to the DG Offtake Agreements, and (C) the amount, if any, of other sales of ethanol and/or Distillers Grains, together with an explanation of any such sale and identification of the purchaser, and (D) the amount, if any, of other Products sold by the Borrowers from the Plants, together with an explanation of any such sale and identification of the purchaser; and

(m)             true, correct and complete copies of each Necessary Project Approval requested by the Administrative Agent;

(n)               other information reasonably requested by the Administrative Agent or any Lender, through the Administrative Agent.

ARTICLE VIII

PROJECT ACCOUNTS

Section 8.01 Existence of Project Accounts. As of the date hereof, the Accounts Bank confirms that each Project Account is in existence with the Accounts Bank in accordance and in compliance with the terms of the Existing Credit Agreement.

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Section 8.02 Deposits into and Withdrawals from Project Accounts. (a) Amounts shall be deposited into and withdrawn from the Project Accounts in strict accordance with this Article VIII, subject to the Intercreditor Agreement.

(b)               The Accounts Bank will only be required to transfer funds hereunder on a “same day” basis if it has received written notice of such proposed transfer, together with all certificates, notices, directions and other documents required under this Agreement to be delivered to the Accounts Bank relating thereto, not later than 3:00 pm New York City time on the Business Day of such transfer and, if such notice or any such related document is received by the Accounts Bank after such time, such transfer will be undertaken prior to 12:00 noon New York City time on the next Business Day succeeding the date of receipt by Accounts Bank of all such documentation.

(c)                If any transfer, withdrawal, deposit, investment or payment of any funds by the Accounts Bank or any other action to be taken by the Accounts Bank under this Agreement is to be made or taken on a day other than a Business Day, such transfer, withdrawal, deposit, investment, payment or other action will be made or taken on the next succeeding Business Day.

(d)               Any instruction, direction, notice, certificate, request or requisition given to the Accounts Bank by any Borrower with respect to the transfer, withdrawal, deposit, investment or payment of any funds under this Agreement or with respect to any other obligations to be performed by the Accounts Bank under this Agreement (i) must be in writing and signed by an Authorized Officer of the Borrowers’ Agent, (ii) in referencing any of the Project Accounts, must refer to the specific Project Account name and number, (iii) shall constitute a representation by the Borrowers that all conditions set forth in this Agreement for such withdrawal have been satisfied, whether or not those conditions are explicitly stated to be so satisfied and (iv) shall be copied to the Administrative Agent, the Existing Administrative Agent, the Collateral Agent and the Existing Collateral Agent. Notwithstanding anything contained in this Agreement or any other Financing Document to the contrary, the Accounts Bank may rely and shall be protected in acting or refraining from acting upon any instruction, direction, notice, certificate, request or requisition of Borrowers’ Agent, the Administrative Agent or the Collateral Agent or, from and after the Discharge Date or if and when a payment to or on behalf of the Existing Senior Secured Parties is permitted hereunder, subject to the Intercreditor Agreement, the Existing Administrative Agent or the Existing Collateral Agent.

(e)                None of the Project Accounts shall go into overdraft, and the Accounts Bank shall not comply with any request or direction to the extent that it would cause any of the Project Accounts to do so.

(f)                Each Borrower hereby acknowledges that it has irrevocably instructed each Project Party, and agrees that it shall so instruct each future Project Party, to make all payments due and payable to any Borrower under any Project Document, directly to the Accounts Bank for deposit in, or to be credited in the manner set forth in this Article VIII (and as specified herein, Article VIII of the Amended Credit Agreement). Each Borrower further agrees that it shall irrevocably instruct each other Person from whom such Borrower is entitled to receive Cash Flow, Insurance Proceeds and Condemnation Proceeds, to make all payments due and payable to any Borrower from such Person directly to the Accounts Bank for deposit, and to be credited, in the manner set forth in this Article VIII (and as specified herein, Article VIII of the Amended Credit Agreement).

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(g)               The Accounts Bank shall not be charged with knowledge of any Notice of Suspension, Default or Event of Default hereunder or under the Amended Credit Agreement unless the Accounts Bank has received such Notice of Suspension or other written notice of such Default or Event of Default from the Administrative Agent or the Collateral Agent (in either case, at the direction of the Required Lenders), the Existing Administrative Agent or Existing Collateral Agent (in either case at the direction of the Required Existing Lenders) with respect to Defaults and Events of Default under the Amended Credit Agreement, or an Authorized Officer of the Borrowers’ Agent or any Borrower.

(h)               The Accounts Bank shall not be charged with the knowledge that any transfer or withdrawal from any Project Account would result in the occurrence of a Default or Event of Default hereunder or under the Amended Credit Agreement, unless it has received written notice thereof from the Administrative Agent, the Collateral Agent, the Existing Administrative Agent or Existing Collateral Agent with respect to Defaults and Events of Default under the Amended Credit Agreement or an Authorized Officer of the Borrowers’ Agent or any Borrower.

(i)                 Notwithstanding anything contained in this Agreement or any other Financing Document to the contrary, the Accounts Bank shall have no obligation to (i) make any payment, transfer or withdrawal from any Project Account until it has received written direction to make such payment, transfer or withdrawal from (x) the Collateral Agent, the Administrative Agent, or the Required Lenders, (y) from and after the Discharge Date or if and when a payment to or on behalf of the Existing Senior Secured Parties is permitted by the Intercreditor Agreement, the Existing Administrative Agent, Existing Collateral Agent or the Required Existing Lenders, or (z) if this Agreement explicitly provides that any such direction may be made by the Borrowers’ Agent, the Borrowers’ Agent or (ii) determine whether any payment, transfer or withdrawal from any Project Account made in accordance with any written direction from the Collateral Agent, the Administrative Agent, the Required Lenders or the Borrowers’ Agent complies with the terms of this Agreement. The Accounts Bank shall have no liability for, nor any responsibility or obligation to confirm, the use or application by any Borrower, Borrowers’ Agent, Administrative Agent, Collateral Agent, the Required Lenders or any other recipient of amounts withdrawn or transferred from any Project Account.

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Section 8.03 Revenue Account. Each Borrower and the Accounts Bank shall comply with the provisions governing deposits to and withdrawals from the Revenue Account as set forth in Section 8.03 of the Amended Credit Agreement. On each Monthly Date, the lesser of (x) one hundred percent (100%) of the cash remaining in the Revenue Account after the transfer required pursuant to priority sixteenth of Section 8.03(b) of the Amended Credit Agreement and (y) the outstanding principal balance of the Loans, as certified by the Borrowers in the applicable Revenue Account Withdrawal Certificate or otherwise instructed in writing to the Accounts Bank by the Required Lenders, shall be transferred to the Administrative Agent for application as a prepayment of the Loans in accordance with Section 3.08(a)(v) (Mandatory Prepayment).

Section 8.04 Operating Account. Each Borrower and the Accounts Bank shall comply with the provisions governing deposits to and withdrawals from the Operating Account as set forth in Section 8.04 of the Amended Credit Agreement.

Section 8.05 Maintenance Capital Expense Account. Each Borrower and the Accounts Bank shall comply with the provisions governing deposits to and withdrawals from the Maintenance Capital Expense Account as set forth in Section 8.05 of the Amended Credit Agreement.

Section 8.06 Debt Service Reserve Account. Each Borrower and the Accounts Bank shall comply with the provisions governing deposits to and withdrawals from the Debt Service Reserve Account as set forth in Section 8.06 of the Amended Credit Agreement. No transfer from the Debt Service Reserve Account pursuant to Section 8.06(c) of the Amended Credit Agreement shall occur if the Required Lenders have given written notice to the Borrowers, the Administrative Agent, the Existing Administrative Agent and the Accounts Bank of a dispute of the calculations set forth in any Debt Service Reserve Release Certificate at least two (2) Business Days prior to the requested transfer date (which written notice shall include a reasonably detailed description of the basis of such dispute), until such time as the Required Lenders provide written notice to the Borrowers, the Administrative Agent, the Existing Administrative Agent and the Accounts Bank that such dispute has been resolved.

Section 8.07 Insurance and Condemnation Proceeds Accounts. Each Borrower and the Accounts Bank shall comply with the provisions governing deposits to and withdrawals from the Insurance and Condemnation Proceeds Accounts as set forth in Section 8.07 of the Amended Credit Agreement. Prior to the Discharge Date, the Required Lenders shall have the sole and exclusive authority to approve any alternative levels at which any applicable Plant will perform pursuant to the parenthetical in subclause (3) of Section 8.07(d)(i)(D) of the Amended Credit Agreement. If (A) the Borrowers do not deliver the Restoration or Replacement Plan and the accompanying deliveries referred to in Section 8.07(d)(i) of the Amended Credit Agreement within the sixty (60) day period referred to therein or (B) after the completion of such Restoration or Replacement Plan, there are excess Insurance Proceeds or Condemnation Proceeds, as the case may be, on deposit in or standing to the credit of the Insurance and Condemnation Proceeds Account, the Accounts Bank shall on the next succeeding Monthly Date thereafter, upon the written instruction of the Borrowers’ Agent or the Required Lenders or from and after the Discharge Date or if and when a payment to or on behalf of the Existing Senior Secured Parties is permitted hereunder, subject to the Intercreditor Agreement, the Required Existing Lenders, transfer to the Administrative Agent, for the account of the Lenders, an amount equal to such Insurance Proceeds or Condemnation Proceeds, as the case may be, for mandatory prepayment of the Loans in accordance with Section 3.08 (Mandatory Prepayments). Any Insurance Proceeds or Condemnation Proceeds deposited into any Insurance and Condemnation Proceeds Account (i) in amounts greater than two million five hundred thousand Dollars ($2,500,000) arising from any one claim or any series of claims relating to the same occurrence with respect to a Plant not in Cold Shutdown on the date of such occurrence or (ii) arising from any one claim or any series of claims relating to the same occurrence with respect to a Plant in Cold Shutdown on the date of such occurrence shall, in each case, be applied to prepay the Loans in accordance with Section 3.08 (Mandatory Prepayments).

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Section 8.08 Extraordinary Proceeds Account. Each Borrower and the Accounts Bank shall comply with the provisions governing deposits to and withdrawals from the Extraordinary Proceeds Account as set forth in Section 8.08 of the Amended Credit Agreement.  If at any time, proceeds of an asset disposal are deposited into the Extraordinary Proceeds Account in an amount equal to or greater than one million Dollars ($1,000,000) (taken together with any other proceeds of asset disposals deposited in the Extraordinary Proceeds Account during the then-current Fiscal Year), then on the next Monthly Date, such amounts shall be transferred, upon the written instruction of the Borrowers’ Agent or the Required Lenders, to the Administrative Agent for application as a prepayment of the Loans in accordance with Section 3.08 (Mandatory Prepayment). If at any time, Project Document Termination Payments are deposited into the Extraordinary Proceeds Account in an amount equal to or greater than one million Dollars ($1,000,000) (taken together with any other Project Document Termination Proceeds received during the then-current Fiscal Year), then on the next Monthly Date, such amounts shall be transferred, upon the written instruction of the Borrowers’ Agent or the Required Lenders, to the Administrative Agent for application as a prepayment of the Loans in accordance with Section 3.08 (Mandatory Prepayment).

Section 8.09 Representations, Warranties and Covenants of Accounts Bank. The Accounts Bank hereby represents and warrants, covenants and agrees with the Lenders, the Agents and the Borrowers (and the other parties hereto agree, to the extent set forth below) as follows:

(a)                it will act as depositary agent, as “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) with respect to each of the Project Accounts that is a “securities account” (within the meaning of Section 8-501 of the UCC) and the Financial Assets credited to such Project Accounts, and as “bank” (within the meaning of 9-102(a)(8) of the UCC) with respect to each of the Project Accounts as described in Section 8.11 (Project Accounts as Deposit Accounts) and credit balances not constituting Financial Assets credited thereto and to accept all cash, payments, other amounts and Cash Equivalents to be delivered to or held by the Accounts Bank pursuant to the terms of this Agreement. The Borrowers, the Senior Secured Parties and the Accounts Bank agree that, for purposes of Articles 8 and 9 of the UCC, notwithstanding anything to the contrary contained in any other agreement relating to the establishment and operation of the Project Accounts, the jurisdiction of the Accounts Bank (in its capacity as the securities intermediary and bank) is the State of New York;

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(b)               the Accounts Bank hereby agrees and confirms that it has established and maintains the Project Accounts as set forth and defined in this Agreement (and the Amended Credit Agreement). The Accounts Bank agrees that (i) each such Project Account established by the Accounts Bank has at all times been and will be maintained as a “securities account” (within the meaning of Section 8501 of the UCC); (ii) the Borrowers’ Agent has at all times been and is the “entitlement holder” (within the meaning of Section 8102(a)(7) of the UCC) in respect of the “financial assets” (within the meaning of Section 8102(a)(9) of the UCC, the “Financial Assets”) credited to such Project Accounts that are “securities accounts”; (iii) all Financial Assets in registered form or payable to or to the order of and credited to any such Project Account have at all times been and are registered in the name of, payable to or to the order of, or specially endorsed to, the Accounts Bank or in blank, or credited to another securities account maintained in the name of the Accounts Bank; and (iv) in no case will any Financial Asset credited to any such Project Account be registered in the name of, payable to or to the order of, or endorsed to, the Borrowers’ Agent, Pacific Holding or any other Borrower except to the extent the foregoing have been subsequently endorsed by such Person to the Accounts Bank or in blank. Each item of property (including a security, security entitlement, investment property, instrument or obligation, share, participation, interest or other property whatsoever) credited to any Project Account in each case shall, to the fullest extent permitted by law, be treated as a Financial Asset. Until the Discharge Date, with respect to the Collateral Agent, and until the Existing Discharge Date, with respect to the Existing Collateral Agent, this Agreement is intended to provide both the Collateral Agent and the Existing Collateral Agent with “control” (within the meaning of Section 8106(d)(2) or Section 9-104(a) (as applicable) of the UCC) of the Project Accounts and each Borrower’s “security entitlements” (within the meaning of Section 8102(a)(17) of the UCC) with respect to the Financial Assets credited to the Project Accounts. The parties’ intention is that the security interest of the Existing Collateral Agent in the Project Accounts remain perfected while allowing the Collateral Agent to perfect, as of the Closing Date, its security interest in the Project Accounts, and thereafter that the security interest of both the Existing Collateral Agent and the Collateral Agent in the Project Accounts be and remain perfected. The Borrowers’ Agent hereby irrevocably directs, and the Accounts Bank (in its capacity as securities intermediary) hereby agrees, that the Accounts Bank will comply with all instructions and orders (including entitlement orders within the meaning of Section 8-102(a)(8) of the UCC) regarding each Project Account and any Financial Asset therein originated by the Existing Collateral Agent or the Collateral Agent, in each case without the further consent of the Borrowers’ Agent or any other Person; provided that the Collateral Agent agrees that it will only originate and deliver to the Accounts Bank such instructions, orders and entitlement orders as are permitted in accordance with the terms of this Agreement and the Intercreditor Agreement. In the case of a conflict between any instruction or order originated by the Existing Collateral Agent or the Collateral Agent and any instruction or order originated by the Borrowers’ Agent or any other Person other than a court of competent jurisdiction, the instruction or order originated by the Existing Collateral Agent or the Collateral Agent, as applicable, shall prevail. In the case of a conflict between any instruction or order originated by the Existing Collateral Agent and any instruction or order originated by the Collateral Agent, the instruction or order originated by the Collateral Agent shall prevail until the Discharge Date (unless payment to or on behalf of the Existing Senior Secured Parties is otherwise permitted by the Intercreditor Agreement) and thereafter the instruction or order originated by the Existing Collateral Agent shall prevail. The Accounts Bank shall not change the name or account number of any Project Account without the prior written consent of the Collateral Agent and at least five (5) Business Days’ prior notice to the Borrowers’ Agent, and shall not change the entitlement holder;

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(c)                the Accounts Bank shall promptly perform all duties imposed upon a securities intermediary and a bank under the UCC and this Agreement. In this regard, (i) if the Accounts Bank has knowledge that an issuer of any Financial Asset is required to make a payment or distribution in respect of such Financial Asset, the Accounts Bank shall have fulfilled its duty under applicable Law to take action to obtain such payment or distribution if (A) it credits such payment or distribution to the Project Accounts in accordance with this Agreement if such payment or distribution is made or (B) it notifies the Borrowers’ Agent, the Collateral Agent, the Administrative Agent, the Existing Collateral Agent and the Existing Administrative Agent that such payment or distribution has not been made, and (ii) if the Accounts Bank is required by applicable Law or this Agreement to credit to any Project Account any Financial Asset purported to be transferred or credited to the Accounts Bank pursuant to applicable Law, the Accounts Bank shall have fulfilled its duty to so credit any Project Account if it credits as a security entitlement to the applicable party whatever rights the Accounts Bank purportedly has, in its capacity as Accounts Bank, in the Financial Asset transferred or credited to the Accounts Bank, in its capacity as Accounts Bank, and the Accounts Bank shall have no duty to ensure that applicable Law has been complied with in respect of the transfer of the Financial Asset or to create a security interest in or Lien on any Financial Asset purported to be transferred or credited to the Accounts Bank and subsequently credited to any Project Account;

(d)               all Financial Assets acquired by or delivered to the Accounts Bank shall be held by the Accounts Bank and credited by book entry to the relevant Project Account or otherwise accepted by the Accounts Bank for credit to the relevant Project Account;

(e)                each item of property (including any cash, security, general intangible, document, instrument or obligation, share, participation, interest or other property whatsoever) deposited in or credited to any Project Account shall be treated as a Financial Asset for the purposes of Section 8-102(a)(9)(iii) of the UCC. Notwithstanding any provision herein contained to the contrary, any property contained in the Project Accounts that is not deemed to be a Financial Asset under applicable Law, to the extent permitted by applicable Law, will be deemed to be deposited in a deposit account and subject to Section 8.11 (Project Accounts as Deposit Account);

(f)                the Collateral Agent shall have control of the security entitlements carried in the Project Accounts and of the Financial Assets carried in the Project Accounts, and each Borrower hereby disclaims any entitlement to claim control of such security entitlements;

(g)               all property delivered to the Accounts Bank pursuant to this Agreement or the other Financing Documents will be promptly deposited in or credited to a Project Account by an appropriate entry in its records in accordance with this Agreement;

(h)               if any Person (other than the Existing Collateral Agent, on behalf and for the benefit of the Existing Senior Secured Parties or the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties) asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process), against any Project Account or in any Financial Asset or other property deposited therein or credited thereto of which the Accounts Bank has actual knowledge, the Accounts Bank will promptly notify the Borrowers’ Agent, the Collateral Agent, the Administrative Agent, the Existing Collateral Agent and the Existing Administrative Agent in writing thereof; and

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(i)                 the Accounts Bank has not entered into and will not enter into any agreement with respect to the Project Accounts or any Financial Assets or other property deposited in or credited to any Project Account other than this Agreement, the Amended Credit Agreement and its Fee Letters hereunder and thereunder. The Accounts Bank has not entered into and will not enter into any agreement with any Borrower or any other Person purporting to limit or condition the obligation of the Accounts Bank to comply with entitlement orders or any other order originated by the Existing Collateral Agent or the Collateral Agent in accordance with Sections 8.09(b) (Representations, Warranties and Covenants of Accounts Bank) or Sections 8.11(b) or (c) (Project Accounts as Deposit Account).

Section 8.10 Project Accounts. (a) The Accounts Property will not constitute repayment of the Obligations until so applied as payments in accordance with the terms of this Agreement and the other Financing Documents.

(b)               The Accounts Bank shall not have title to the funds on deposit in the Project Accounts, and shall credit the Project Accounts with all receipts of interest, dividends and other income received on the property held in the Project Accounts. The Accounts Bank shall administer and manage the Project Accounts in strict compliance with its duties with respect to the Project Accounts pursuant to this Agreement, and shall be subject to and comply with all of the obligations that the Accounts Bank owes to the Borrowers’ Agent, the Existing Collateral Agent, on behalf of the Existing Senior Secured Parties and the Collateral Agent, on behalf of the Senior Secured Parties, with respect to the Project Accounts, including all subordination obligations set forth in Section 8.13 (Subordination) with respect to the Accounts Bank’s right of set-off or recoupment or right to obtain a Lien, pursuant to the terms of this Agreement and the Amended Credit Agreement. The Accounts Bank hereby agrees to comply with any and all instructions originated by the Existing Collateral Agent and the Collateral Agent directing the disbursement, deposit and/or transfer of any funds and all other property held in the Project Accounts without any further consent of any Borrower or any other Person (provided that the Collateral Agent agrees that it will only originate and deliver to the Accounts Bank such instructions, orders and entitlement orders as are permitted in accordance with the terms of this Agreement and the Intercreditor Agreement) and to comply with any and all instructions originated by the Borrowers’ Agent directing the disbursement, deposit and/or transfer of any funds and all other property held in the Project Accounts subject to the terms of this Agreement and the Amended Credit Agreement.

Section 8.11 Project Accounts as Deposit Account. (a) To the extent that the Project Accounts are not considered securities accounts, the Project Accounts shall be deemed to be deposit accounts in respect of any property deposited in or credited to the Project Accounts that is not deemed to be a Financial Asset under applicable Law. Such deposit accounts and such property shall be maintained with the Accounts Bank acting not as a securities intermediary, but as a bank.

(b)               The Borrowers’ Agent shall be deemed the customer of the Accounts Bank for purposes of the Project Accounts and, as such, shall be entitled to all of the rights that customers of banks have under applicable Law with respect to deposit accounts, including the right to withdraw funds from, or close, the Project Accounts, in each such case subject to, and in accordance with, the terms of this Agreement and the Amended Credit Agreement.

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(c)                The parties hereto agree that, to the extent that the Project Accounts are not considered “securities accounts” (within the meaning of Section 8-501(a) of the UCC), the Project Accounts shall be deemed to be “deposit accounts” (as defined in Section 9-102(a)(29) of the UCC) to the extent a security interest can be granted and perfected under the UCC in the Project Accounts as deposit accounts, which the Borrowers shall maintain with the Accounts Bank acting not as a securities intermediary but as a “bank” (within the meaning of Section 9-102(a)(8) of the UCC).

Section 8.12 Duties of Accounts Bank. (a) The Accounts Bank will also have those duties and responsibilities expressly set forth in this Agreement and the Amended Credit Agreement and no additional duties, responsibilities, obligations or liabilities shall be inferred from the provisions of this Agreement or imposed on the Accounts Bank. The Accounts Bank will act at the written direction of (x) the Existing Collateral Agent and the Collateral Agent (provided that the Collateral Agent agrees that it will only originate and deliver to the Accounts Bank such instructions, orders and entitlement orders as are permitted in accordance with the terms of this Agreement and the Intercreditor Agreement), (y) the Existing Administrative Agent and the Administrative Agent (provided that the Administrative Agent agrees that it will only originate and deliver to the Accounts Bank such instructions, orders and entitlement orders as are permitted in accordance with the terms of this Agreement and the Intercreditor Agreement) and (z) as expressly provided in this Agreement or the Amended Credit Agreement, Borrowers’ Agent, but will not be required to take any action that is contrary to this Agreement, the Amended Credit Agreement or applicable Law or that, in its reasonable judgment, would involve it in expense or liability, unless it has been furnished with adequate indemnity against such expense or liability. The Accounts Bank will have no responsibility to ensure the performance by any other party of its duties and obligations hereunder. The Accounts Bank will use the same care with respect to the safekeeping and handling of property held in the Project Accounts as the Accounts Bank uses in respect of property held for its own sole benefit.

(b)               In performing its functions and duties under this Agreement and the Amended Credit Agreement, the Accounts Bank will act solely as the depository agent and as securities intermediary or as a bank, as the case may be, with respect to the Project Accounts. None of the Senior Secured Parties or any Borrower will have any rights against the Accounts Bank hereunder, other than for the Accounts Bank’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and Non-Appealable judgment. Except as otherwise expressly provided in this Agreement, the Amended Credit Agreement and the Intercreditor Agreement, the Borrowers will not have any right to direct the Accounts Bank to distribute or allocate any funds, instruments, securities, Financial Assets or other assets in the Project Accounts or to withdraw or transfer any funds, instruments, securities, Financial Assets or other assets from the Project Accounts. Except as otherwise expressly provided in this Agreement, the Amended Credit Agreement and the Intercreditor Agreement, the Collateral Agent and Existing Collateral Agent will have the sole right to issue directions and instructions to the Accounts Bank, acting as securities intermediary or bank, as the case may be, in accordance with this Agreement, and to issue entitlement orders with respect to the Project Accounts; provided that the Collateral Agent agrees that it will only originate and deliver to the Accounts Bank such instructions, orders and entitlement orders as are permitted in accordance with the terms of this Agreement and the Intercreditor Agreement. It is expressly understood and agreed that any investment made with funds held in the Project Accounts may be made only in accordance with the express provisions of Section 8.16 (Interest and Investments). The Accounts Bank shall not in any way whatsoever be liable for any loss or depreciation in the value of the investments made pursuant to the terms of this Agreement.

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Section 8.13 Subordination. (a) The Accounts Bank hereby acknowledges (i) the security interest granted hereby by the Borrowers to the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties, (ii) the security interest granted by the Borrowers to the Existing Collateral Agent under the Amended Credit Agreement on behalf and for the benefit of the Existing Senior Secured Parties, (iii) the security interest granted by the Borrowers under the Financing Documents to the Collateral Agent, on behalf of and for the benefit of the Senior Secured Parties, and (iv) the security interest granted by the Borrowers under the Existing Financing Documents to the Existing Collateral Agent, on behalf of and for the benefit of the Existing Senior Secured Parties. In the event that the Accounts Bank has or subsequently obtains by agreement, operation of applicable Law or otherwise a right of recoupment or set-off or any Lien in any of the Project Accounts or any Financial Asset or other property deposited therein or credited thereto or any security entitlement related thereto, the Accounts Bank hereby agrees that such right of recoupment or set-off and/or any such Lien shall be subordinate to the security interest of (x) the Collateral Agent, on behalf of and for the benefit of the Senior Secured Parties and (y) the Existing Collateral Agent, on behalf of and for the benefit of the Existing Senior Secured Parties. The Accounts Bank agrees that it shall not assert or enforce any such right of recoupment or set-off and/or any Lien until the Discharge Date.

(b)               The Financial Assets and other items deposited in or credited to the Project Accounts and the Accounts Property will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person other than (x) the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties and (y) the Existing Collateral Agent, on behalf of and for the benefit of the Existing Senior Secured Parties.

Section 8.14 Borrower Acknowledgments. (a) Each Borrower acknowledges that neither any insufficiency of funds in the Project Accounts (or any of them), nor any inability to apply any funds in the Project Accounts (or any of them) against any or all amounts owing under any Financing Document, shall at any time limit, reduce or otherwise affect the Borrowers’ obligations under any Financing Document.

(b)               Each party to this Agreement acknowledges that the Accounts Bank shall not incur any obligation or liability in circumstances where there are insufficient funds deposited in or credited to any Project Account to make a payment in full that would otherwise have been made pursuant to the terms of this Agreement, except to the extent that the loss arises directly from the Accounts Bank’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and Non-Appealable judgment.

Section 8.15 Agreement to Hold In Trust. All payments received directly by any Borrower that are required to be deposited into the Project Accounts in accordance with the terms of this Agreement or any other Financing Document shall be held by such Borrower in trust for (x) the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties and (y) the Existing Collateral Agent, on behalf of and for the benefit of the Existing Senior Secured Parties, and shall be segregated from other funds of such Borrower and shall, forthwith upon receipt by such Borrower, be turned over to the Collateral Agent or the Existing Collateral Agent, as applicable or its designee in the same form as received by such Borrower (duly endorsed by such Borrower to the Existing Collateral Agent or the Collateral Agent, as applicable or the Accounts Bank, if requested) for deposit and disbursement in accordance with this Agreement, the Amended Credit Agreement and the Intercreditor Agreement.

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Section 8.16 Interest and Investments. (a) Each amount deposited in or credited to a Project Account from time to time shall, from the time it is so deposited or credited until the time it is withdrawn from that Project Account (whether for the purpose of making an investment in Cash Equivalents or otherwise applied in accordance with the terms of this Agreement, the Amended Credit Agreement and the Intercreditor Agreement), earn interest at such rates as may be agreed from time to time by Borrowers’ Agent and the Accounts Bank.

(b)               Prior to the receipt by the Accounts Bank of a Notice of Suspension, any amounts held by the Accounts Bank in the Project Accounts shall be invested by the Accounts Bank from time to time, at the risk and expense of the Borrowers, solely in such Cash Equivalents as the Borrowers’ Agent shall direct in writing. The Borrowers shall select Cash Equivalents having such maturities as shall cause the Project Accounts to have a cash balance as of any day sufficient to cover the transfers to be made from the Project Accounts on such day in accordance with this Agreement, the Amended Credit Agreement, the other Financing Documents and the Project Documents. Upon delivery by the Collateral Agent or the Existing Collateral Agent, to the Accounts Bank of a Notice of Suspension and until written revocation of such Notice of Suspension is delivered to the Accounts Bank by the Collateral Agent or the Existing Collateral Agent, as applicable, any amounts held by the Accounts Bank in the Project Accounts shall be invested by the Accounts Bank from time to time, solely in such Cash Equivalents as the Required Lenders or the Required Existing Lenders, as applicable, may direct. The Collateral Agent agrees that it will only deliver a Notice of Suspension to the Accounts Bank as permitted in accordance with the terms of this Agreement and the Intercreditor Agreement.

(c)                In the event that the cash balance in any of the Project Accounts is as of any day insufficient to cover the transfers to be made from such Project Account on such day, the Required Lenders or, from and after the Discharge Date, the Required Existing Lenders, may direct the Accounts Bank to sell or liquidate the Cash Equivalents standing to the credit of such Project Account (without regard to maturity date) in such manner as the Required Lenders or, from and after the Discharge Date, the Required Existing Lenders, may deem necessary in order to obtain cash at least sufficient to make such transfers and to pay any expenses and charges incurred in connection with effecting any such sale or liquidation, which expenses and charges the Accounts Bank shall be authorized to pay with cash on deposit in such Project Account. Neither the Accounts Bank nor any Senior Secured Party or Existing Senior Secured Party shall be liable to any Person for any loss suffered because of any such sale or liquidation.

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(d)               All interest and other investment income earned from Cash Equivalents made from amounts in any Project Account shall remain in such Project Account until transferred from such Project Account in accordance with the terms of this Article VIII.

(e)                It is acknowledged by the parties hereto that all investment income earned on amounts on deposit in or credited to the Project Accounts for all Tax purposes shall be attributed to and be income of Pacific Holding. Pacific Holding shall be responsible for determining any requirements for paying Taxes or reporting or withholding any payments for Tax purposes hereunder. Pacific Holding shall prepare and file all Tax information required with respect to the Project Accounts. Each Borrower agrees to indemnify and hold each Senior Secured Party harmless against all liability for Tax withholding and/or reporting for any investment income earned on the Project Accounts and payments in respect thereof. Such indemnities shall survive the termination or discharge of this Agreement or resignation of the Accounts Bank. No Senior Secured Party shall have any obligation with respect to the making of or the reporting of any payments for Tax purposes. From time to time, and as reasonably requested by the Accounts Bank, Pacific Holding or any other Borrower shall provide to the Accounts Bank a United States Department of the Treasury Internal Revenue Service tax form W-9 or W-8 or other appropriate form required with respect to the withholding or exemption from withholding of income tax on any investment income earned on the Project Accounts.

Section 8.17 Accounts Bank Information. (a) The Accounts Bank will:

(i)	within five (5) Business Days after the end of the month in which the first deposit is made into any Project Account and within five (5) Business Days after the end of each month thereafter, provide the Borrowers’ Agent, the Collateral Agent, the Administrative Agent, the Existing Collateral Agent and the Existing Administrative Agent a report with respect to the Project Accounts, setting forth in reasonable detail all deposits to and disbursements from each of the Project Accounts during such month, including the date on which made, and the balances of and any investments in each of the Project Accounts at the end of such month, including information regarding categories, amounts, maturities and issuers of Cash Equivalents; and
(ii)	within three (3) Business Days after receipt of any written request by the Borrowers’ Agent, the Collateral Agent, the Administrative Agent, the Existing Collateral Agent and/or the Existing Administrative Agent, provide to such Person such other information as such Person may specify regarding all Cash Equivalents and any other investments made by the Accounts Bank pursuant hereto and regarding amounts available in the Project Accounts.

Notwithstanding the foregoing, the Accounts Bank will provide the Borrowers’ Agent, the Collateral Agent, the Administrative Agent, the Existing Collateral Agent and the Existing Administrative Agent such additional information regarding the Project Accounts and the balances and Cash Equivalents therein as any of them may reasonably request from time to time.

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(b)               The Accounts Bank will maintain all of the Project Accounts and all books and records with respect thereto as may be necessary to record properly all transactions carried out by it under this Agreement.

(c)                If any Cash Equivalent ceases to be a Cash Equivalent, the Accounts Bank will, as soon as reasonably practicable after becoming aware of such cessation, notify the Collateral Agent, the Existing Collateral Agent and the Borrowers’ Agent in writing of such cessation and, upon the written direction of (i) the Borrowers’ Agent, (ii) the Required Lenders or (iii) from and after the Discharge Date, the Required Existing Lenders will cause the relevant investment to be replaced by a Cash Equivalent or by cash; provided that this Section 8.17(c) will not oblige the Accounts Bank to liquidate any investment earlier than its normal maturity date unless:

(i)	directed to do so under Section 8.16 (Interest and Investments); or
(ii)	the maturity date of the relevant investment exceeds the maturity date that would enable it to continue to qualify as a Cash Equivalent.

Section 8.18 Notices of Suspension of Accounts. (a) The Existing Collateral Agent and the Collateral Agent may, but shall not be required to, suspend the right of the Accounts Bank and the Borrowers’ Agent to withdraw or otherwise deal with any funds deposited in or credited to the Project Accounts at any time during the occurrence and continuance of an Event of Default by delivering a notice to the Accounts Bank (with a copy to the Borrowers’ Agent and the Administrative Agent) (a “Notice of Suspension”); provided that the Collateral Agent agrees that it will only deliver to the Accounts Bank a Notice of Suspension as permitted in accordance with the terms of this Agreement and the Intercreditor Agreement.

(b)               Notwithstanding any other provision of the Financing Documents, after the issuance by the Existing Collateral Agent or the Collateral Agent of a Notice of Suspension in accordance with Section 8.18(a) and until such time as the Person who delivered the Notice of Suspension advises the Accounts Bank and the Borrowers’ Agent (with a copy to the Administrative Agent and the Existing Administrative Agent) that it has withdrawn such Notice of Suspension, (which it shall do if such Event of Default is no longer continuing) no amount may be withdrawn by the Accounts Bank from any Project Account, including for investment in Cash Equivalents, without the express prior written consent of the Person who delivered the Notice of Suspension.

(c)                Notwithstanding any other provision of the Financing Documents (but without limitation of Sections 8.02(g) or (h) (Deposits into and Withdrawals from Project Accounts), without the express prior written consent of the Required Lenders or, from and after the Discharge Date, the Required Existing Lenders, no amount may be withdrawn from any Project Account if a Default or Event of Default would occur as a result of such withdrawal.

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(d)               On the date of each withdrawal by the Accounts Bank from a Project Account, the Borrowers’ Agent shall be deemed to represent and warrant that no Notice of Suspension is in effect and that that no Default or Event of Default would occur as a result of such withdrawal, unless the Required Lenders or, from and after the Discharge Date, the Required Existing Lenders, have previously consented in writing to such withdrawal, notwithstanding that a Notice of Suspension is in effect or that a Default or Event of Default would occur as a result of such withdrawal.

ARTICLE IX

DEFAULT AND ENFORCEMENT

Section 9.01 Events of Default. Each of the following events or occurrences described in this Section 9.01 shall constitute an Event of Default.

(a)                Nonpayment. Any Borrower fails to pay (i) any amount of principal of any Loan when the same becomes due and payable or (ii) any interest on any Loan or any fee or other Obligation or amount payable hereunder or under any other Financing Document within three (3) Business Days after the same becomes due and payable.

(b)               Breach of Warranty. Any representation or warranty of any Loan Party or any Major Project Party made or deemed to be restated or remade in any Financing Document is or shall be incorrect or misleading in any material respect when made or deemed made; provided that (i) if such Loan Party or Major Project Party, as the case may be, was not aware that such representation or warranty was incorrect or misleading at the time such representation or warranty was made or deemed repeated, (ii) the fact, event or circumstance resulting in such incorrect or misleading representation or warranty is capable of being cured, corrected or otherwise remedied, (iii) such fact, event or circumstance resulting in such incorrect or misleading representation or warranty is cured, corrected or otherwise remedied within thirty (30) days from the date any Loan Party obtains, or should have obtained, knowledge thereof, and (iv) no Material Adverse Effect shall have occurred as a result of such representation or warranty being incorrect or misleading, then such incorrect representation or warranty shall not constitute an Event of Default.

(c)                Non-Performance of Certain Covenants and Obligations. Any Borrower defaults in the due performance and observance of any of its obligations under any of Sections 7.01(d)(i), (ii) and (iii)(A) (Affirmative Covenants – Maintenance of Properties), 7.01(g) (Affirmative Covenants – Use of Proceeds and Cash Flow), 7.01(h) (Affirmative Covenants – Insurance), 7.01(r) (Affirmative Covenants – First Priority Ranking), 7.02 (Negative Covenants) and 7.03(e) (Reporting Requirements) of this Agreement, Sections 5.02 (Limitation of Liens) or 5.06 (Name; Jurisdiction of Organization) of any Security Agreement, any Borrower or the Pledgor defaults in the due performance and observance of any of its obligations under Sections 5.02 (Limitation of Liens), 5.03 (No Sale of Collateral), 5.04 (No Impairment of Security), 5.05 (Filing of Bankruptcy Proceedings) or 5.08 (Name; Jurisdiction of Organization) of any Pledge Agreement or Pacific Ethanol defaults in the due performance and observance of any of its obligations under the Sponsor Support Agreement, if any.

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(d)               Non-Performance of Other Covenants and Obligations. Any Loan Party or any Major Project Party defaults in the due performance and observance of any covenant or agreement (other than covenants and agreements referred to in Section 9.01(a) or 9.01(c)) contained in any Financing Document, and such default shall continue unremedied for a period of thirty (30) days after any Borrower obtains, or should have obtained, knowledge thereof.

(e)                Cross Defaults. Any one of the following occurs with respect to any Loan Party or any Major Project Party with respect to Indebtedness (other than the Obligations) (provided that if any such event has been cured in accordance with the terms of such Indebtedness, it shall serve as a cure of this Event of Default):

(i)	a default occurs in the payment when due (subject to any applicable grace period and notice requirements), whether by acceleration or otherwise, of such Indebtedness; or
(ii)	such Person fails to observe or perform (subject to any applicable grace periods and notice requirements) any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of any Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded:
(A)	in the case of the Borrowers, with respect to Indebtedness under the Amended Credit Agreement or in an amount greater than or equal to one hundred thousand Dollars ($100,000) in the aggregate;
(B)	in the case of the Pledgor, Pacific Ag Products or Kinergy with respect to Indebtedness in an amount greater than or equal to one million Dollars ($1,000,000) in the aggregate;
(C)	in the case of Pacific Ethanol, with respect to Indebtedness in an amount in excess of two million Dollars ($2,000,000) in the aggregate and an Exercise of Remedies in respect of such Indebtedness has occurred; and
(D)	in the case of any other Major Project Party only, has or could reasonably be expected to result in a Material Adverse Effect;
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provided, that such occurrence shall not constitute an Event of Default with respect to any Major Project Party if an agreement replacing each Project Document to which such Major Project Party is a party, in form and substance reasonably satisfactory to the Administrative Agent, is entered into (together will all applicable Ancillary Documents) within forty-five (45) days thereof.

(f)                Judgments. (i) Any judgment or order that has or could reasonably be expected to have a Material Adverse Effect is rendered against any Loan Party or any Major Project Party, or (ii) any judgment or order is rendered against (A) any or all of the Borrowers, in an amount in excess of one hundred thousand Dollars ($100,000) in the aggregate, (B) the Pledgor, Pacific Ag Products (as long as Pacific Ag Products is a Major Project Party) or Kinergy (as long as Kinergy is a Major Project Party) in an amount in excess of one million Dollars ($1,000,000) in the aggregate or (C) Pacific Ethanol (as long as Pacific Ethanol is a Major Project Party or a Loan Party) in an amount in excess of two million Dollars ($2,000,000) in the aggregate and, in any such case, (x) enforcement proceedings are commenced by any creditor upon such judgment or order or (y) there is a period of sixty (60) consecutive days during which a stay of enforcement of such judgment is not in effect; provided, that such occurrence shall not constitute an Event of Default with respect to any Major Project Party if an agreement replacing each Project Document to which such Major Project Party is a party, in form and substance reasonably satisfactory to the Administrative Agent, is entered into (together will all applicable Ancillary Documents) within forty-five (45) days thereof.

(g)               ERISA Events. (i) Any Termination Event occurs, (ii) any Plan incurs an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), (iii) any Borrower or member of any Borrower’s ERISA Controlled Group engages in a transaction that is prohibited under Section 4975 of the Code or Section 406 of ERISA, (iv) any Borrower or any ERISA Affiliate fails to pay when due any amount it has become liable to pay to the PBGC, any Plan or a trust established under Title IV of ERISA, (v) a condition exists by reason of which the PBGC would be entitled to obtain a decree adjudicating that an ERISA Plan must be terminated or have a trustee appointed to administer it, (vi) any Borrower or any ERISA Affiliate suffers a partial or complete withdrawal from a Multiemployer Plan or is in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, (vii) a proceeding is instituted against any Borrower to enforce Section 515 of ERISA, (viii) the aggregate amount of the then “current liability” (as defined in Section 412(l)(7) of the Code, as amended) of all accrued benefits under such Plan or Plans exceeds the then current value of the assets allocable to such benefits by more than two million Dollars ($2,000,000) at such time, or (ix) any other event or condition occurs or exists with respect to any Plan that would subject any Borrower to any tax, penalty or other liability.

(h)               Bankruptcy, Insolvency. Any Loan Party or any Major Project Party:

(i)	generally fails to pay, or admits in writing its inability or unwillingness to pay, debts as they become due and in the case of Pacific Ethanol an Exercise of Remedies has occurred;
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(ii)	applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, sequestrator or other custodian for such Person or a substantial portion of its property, or makes a general assignment for the benefit of creditors;
(iii)	in the absence of such application, consent or acquiescence, permits or suffers to exist the appointment of a trustee, receiver, sequestrator or other custodian for such Person or for a substantial part of its property, and such trustee, receiver, sequestrator or other custodian is not discharged within sixty (60) days; provided that nothing in the Financing Documents shall prohibit or restrict any right any Senior Secured Party may have under applicable Law to appear in any court conducting any relevant proceeding during such sixty (60) day period to preserve, protect and defend its rights under the Financing Documents (and such Person shall not object to any such appearance);
(iv)	permits or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of such Person and, if any such case or proceeding is not commenced by such Person, such case or proceeding is be consented to or acquiesced in by such Person or results in the entry of an order for relief or remains for sixty (60) days undismissed; provided that nothing in the Financing Documents shall prohibit or restrict any right any Senior Secured Party may have under applicable Law to appear in any court conducting any such case or proceeding during such sixty (60) day period to preserve, protect and defend its rights under the Financing Documents (and such Person shall not object to any such appearance);
(v)	takes any action authorizing, or in furtherance of, any of the foregoing; or
(vi)	ceases to be Solvent and in the case of Pacific Ethanol an Exercise of Remedies has occurred;

provided, that such occurrence shall not constitute an Event of Default with respect to any Major Project Party if an agreement replacing each Project Document to which such Major Project Party is a party, in form and substance reasonably satisfactory to the Administrative Agent, is entered into (together will all applicable Ancillary Documents) within forty-five (45) days thereof (or, if such bankruptcy or insolvency could not reasonably be expected to result in a Material Adverse Effect, sixty (60) days).

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(i)                 Project Document Defaults; Termination.

(i)	Any Borrower or any other Major Project Party shall be in material breach of or otherwise in material default under any Project Document and such breach or default has continued beyond any applicable grace period expressly provided for in such Project Document (or, if no such cure period is provided, thirty (30) days), as the same may be extended pursuant to any Consent; provided, that any such breach or default by any Major Project Party under any Project Document shall not constitute an Event of Default if an agreement replacing such Project Document, in form and substance reasonably satisfactory to the Administrative Agent, is entered into (together will all applicable Ancillary Documents) within forty-five (45) days thereof (or, if such breach or default could not reasonably be expected to result in a Material Adverse Effect, sixty (60) days).
(ii)	Any Project Document ceases to be in full force and effect prior to its scheduled expiration, is repudiated, or its enforceability is challenged or disaffirmed by or on behalf of any Borrower or any Major Project Party thereto; provided, that such occurrence shall not constitute an Event of Default with respect to any Project Document if an agreement replacing such Project Document, in form and substance reasonably satisfactory to the Administrative Agent, is entered into (together will all applicable Ancillary Documents) within forty-five (45) days thereof (or, if such occurrence could not reasonably be expected to result in a Material Adverse Effect, sixty (60) days).

(j)                 Governmental Approvals. Any Borrower fails to obtain, renew, maintain or comply in all material respects with any Necessary Project Approval or any Necessary Project Approval is revoked, canceled, terminated, withdrawn or otherwise ceases to be in full force and effect, or any Necessary Project Approval is modified without the consent of the Required Lenders in a manner that, in each case, has, or could reasonably be expected to result in, a Material Adverse Effect on such Borrower or its Plant.

(k)               Unenforceability of Documentation. At any time after the execution and delivery thereof:

(i)	any material provision of any Financing Document shall cease to be in full force and effect;
(ii)	any Financing Document is revoked or terminated, becomes unlawful or is declared null and void by a Governmental Authority of competent jurisdiction;
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(iii)	any Financing Document becomes unenforceable, is repudiated or the enforceability thereof is contested or disaffirmed by or on behalf of any party thereto other than the Senior Secured Parties; or
(iv)	any Liens against any of the Collateral cease to be a first priority, perfected security interest in favor of the Collateral Agent, or the enforceability thereof is contested by any Loan Party, or any of the Security Documents ceases to provide the security intended to be created thereby with the priority purported to be created thereby.

(l)                 Environmental Matters. (i) Any Environmental Claim has occurred with respect to any Borrower, any Plant or any Environmental Affiliate, (ii) any release, emission, discharge or disposal of any Material of Environmental Concern occurs, and such event could reasonably be expected to form the basis of an Environmental Claim against any Borrower, any Plant or any Environmental Affiliate, or (iii) any violation or alleged violation of any Environmental Law or Environmental Approval occurs that would reasonably result in an Environmental Claim against any Borrower or any Plant or, to the extent any Borrower may have liability, any Environmental Affiliate, that, in the case of any of Sections 9.01(l)(i), (ii) or (iii), could reasonably be expected to result in liability for any Borrower (or the Borrowers on an aggregate basis) in an amount greater than five hundred thousand Dollars ($500,000) for any single claim or one million Dollars ($1,000,000) for all such claims during any twelve (12) month period or could otherwise reasonably be expected to result in a Material Adverse Effect.

(m)             Loss of Collateral. Any portion of the Collateral (other than a portion that is immaterial) is damaged, seized or appropriated; provided, that such an occurrence shall not constitute an Event of Default if the applicable Borrowers repair, replace, rebuild or refurbish such damaged, seized or appropriated Collateral (i) in accordance with Section 8.07 (Insurance and Condemnation Proceeds Accounts), or (ii) otherwise (provided that such approval is obtained within sixty (60) days hereafter) with the approval of the Required Lenders, in consultation with the Independent Engineer.

(n)               Event of Abandonment. An Event of Abandonment occurs.

(o)               Taking or Total Loss. An Event of Taking with respect to all or a material portion of any Plant or any Equity Interests in any Borrower occurs, or an Event of Total Loss occurs.

(p)               Asset Management Agreement. Pacific Ethanol or any Affiliate of Pacific Ethanol shall challenge the validity or enforceability of any performance guaranty of the obligations of Pacific Ethanol under the Asset Management Agreement at any time that any such obligation exists.

(q)               Change of Control. A Change of Control occurs.

Section 9.02 Action Upon Bankruptcy. If any Event of Default described in Section 9.01(h) (Events of Default - Bankruptcy; Insolvency) occurs with respect to any Borrower, any outstanding Commitments (if not theretofore terminated) shall automatically terminate. The outstanding principal amount of the outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice, demand or further act of the Administrative Agent, the Collateral Agent or any other Senior Secured Party.

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Section 9.03 Action Upon Other Event of Default.

(a)                If any other Event of Default occurs and is continuing for any reason, whether voluntary or involuntary, and is continuing, the Administrative Agent shall by written notice to the Borrowers, upon the direction of the Required Lenders, but subject to and in accordance with the Intercreditor Agreement, declare all or any portion of the Obligations to be due and payable and any outstanding Commitments (if not theretofore reduced or terminated) to be reduced or terminated, whereupon the full unpaid amount of such Obligations that has been declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment and any outstanding Commitments shall be reduced or terminate.

(b)               During the continuance of an Event of Default, the Administrative Agent, upon the direction of the Required Lenders, shall instruct the Collateral Agent to exercise any or all remedies provided for under this Agreement or the other Financing Documents, in each case subject to and in accordance with the Intercreditor Agreement.

(c)                Any declaration made pursuant to Section 9.03(a) may, should the Required Lenders in their sole and absolute discretion so elect, be rescinded by written notice to the Borrowers at any time after the principal of the Loans has become due and payable, but before any judgment or decree for the payment of the monies so due, or any part thereof, has been entered; provided that no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

Section 9.04 Application of Proceeds. Any moneys received by the Collateral Agent after the occurrence and during the continuance of an Event of Default may, subject to the Intercreditor Agreement, be held by the Collateral Agent as Collateral and/or, at the direction of the Administrative Agent, may be applied in full or in part by the Collateral Agent against the Obligations in the order of priorities third through eleventh and thirteenth through fifteenth as set forth in Section 8.03(b) (Revenue Account) of the Amended Credit Agreement (but without prejudice to the right of the Collateral Agent to recover any shortfall from the Borrowers) and the balance, if any, after all of the Obligations have been indefeasibly paid in full, shall be paid to the Borrowers or as otherwise required by Applicable Law.

ARTICLE X

THE AGENTS

Section 10.01 Appointment and Authority. (a) Each of the Lenders (in its capacity as Lender and on behalf of itself and its Affiliates as a potential Interest Rate Protection Provider) hereby irrevocably appoints, designates and authorizes each Agent to take such action on its behalf under the provisions of this Agreement and each other Financing Document to which it is a party and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement or any other Financing Document to which it is a party. The provisions of this Article X are solely for the benefit of the Agents and the Lenders, and neither the Borrowers nor any other Person shall have rights as a third party beneficiary of any of such provisions.

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(b)               Each Lender hereby appoints Wells Fargo as its Administrative Agent under and for purposes of each Financing Document to which it is a party. Wells Fargo hereby accepts this appointment and agrees to act as the Administrative Agent for the Lenders in accordance with the terms of this Agreement and the Intercreditor Agreement. Each Lender appoints and authorizes the Administrative Agent to act on behalf of such Lender under each Financing Document to which it is a party and to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof. Notwithstanding any provision to the contrary contained elsewhere in any Financing Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the other Financing Documents to which it is a party, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Financing Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(c)                Each Lender (in its capacity as Lender and on behalf of itself and its Affiliates as a potential Interest Rate Protection Provider) and the Administrative Agent and the Accounts Bank each in its capacity as such hereby appoints Wells Fargo as its Collateral Agent under and for purposes of each Financing Document to which it is a party. Wells Fargo hereby accepts this appointment and agrees to act as the Collateral Agent for the Senior Secured Parties in accordance with the terms of this Agreement and the Intercreditor Agreement. Each of the Lenders hereby irrevocably appoints and authorizes the Collateral Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Borrowers or the Pledgor to the Collateral Agent in order to secure any of the Obligations. In this connection the Collateral Agent, and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent, as the case may be, pursuant to Section 10.05 (Delegation of Duties) for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent, as the case may be, shall be entitled to the benefits of all provisions of this Article X and Article XI (Miscellaneous Provisions) (including Section 11.09 (Indemnification by the Borrowers), as though such co-agents, sub-agents and attorneys-in-fact were the Collateral Agent under the Financing Documents) as if set forth in full herein with respect thereto. Notwithstanding any provision to the contrary contained elsewhere in any Financing Document, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Financing Documents to which the Collateral Agent is a party, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Financing Document or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

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(d)               Each Lender hereby appoints and authorizes the Accounts Bank to act as depository for the Collateral Agent, on behalf of the Senior Secured Parties, and as the securities intermediary or bank with respect to the Project Accounts for the benefit of the Collateral Agent, on behalf of the Senior Secured Parties, with such powers as are expressly delegated to the Accounts Bank by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Accounts Bank hereby accepts this appointment and agrees to act as the depository for the Collateral Agent, on behalf of the Senior Secured Parties, and as the securities intermediary or bank with respect to the Project Accounts, for the benefit of the Collateral Agent, on behalf of the Senior Secured Parties, in accordance with the terms of this Agreement. The Accounts Bank further agrees to accept and hold, as securities intermediary or as a bank, in its custody and in accordance with the terms of this Agreement, for the Collateral Agent, on behalf of the Senior Secured Parties, the Project Accounts and the Accounts Property. Each Lender also appoints and authorizes the Accounts Bank to act on its behalf for the purpose of the creation and perfection of a first priority security interest in favor of the Collateral Agent, on behalf of the Senior Secured Parties, in the Project Accounts to the extent that they are deemed under applicable Law not to constitute securities accounts or deposit accounts and in any Accounts Property that is deemed under applicable Law not to constitute a Financial Asset. The Accounts Bank accepts this appointment and agrees to act as the Accounts Bank for the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties, for such purpose and to hold and maintain exclusive dominion and control over the Project Accounts and any such Accounts Property on behalf of the Collateral Agent, acting on behalf of the Senior Secured Parties. Each of the Agents and each Lender acknowledges that the Accounts Bank is also (i) acting as the securities intermediary or bank with respect to the Project Accounts for the benefit of the Existing Collateral Agent, on behalf of the Existing Senior Secured Parties, (ii) holding, as securities intermediary or as a bank, in its custody and in accordance with the terms of the Amended Credit Agreement, for the Existing Collateral Agent, on behalf of the Existing Senior Secured Parties, the Project Accounts and the Accounts Property and (iii) acting on behalf of the Existing Lenders for the purpose of the creation and perfection of a security interest in favor of the Existing Collateral Agent, on behalf of the Existing Senior Secured Parties, in the Project Accounts to the extent that they are deemed under applicable Law not to constitute securities accounts or deposit accounts and in any Accounts Property that is deemed under applicable Law not to constitute a Financial Asset.

(e)                Notwithstanding any provision to the contrary contained elsewhere in any Financing Document, the Accounts Bank shall not have any duties or responsibilities, except those expressly set forth herein or in the Amended Credit Agreement, nor shall the Accounts Bank have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Financing Document or otherwise exist against the Accounts Bank. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Accounts Bank is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

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(f)                Each Senior Secured Party hereby acknowledges that Wells Fargo is serving as the Existing Administrative Agent and the Existing Collateral Agent and that the Administrative Agent and the Collateral Agent shall not have any duties or obligations under the Amended Credit Agreement. Each Lender hereby instructs each of the Administrative Agent and Collateral Agent to execute and deliver the Intercreditor Agreement and the other Financing Documents to which it is a party and to exercise its respective rights and obligations hereunder and under the Intercreditor Agreement solely in accordance with this Agreement, the Financing Documents to which such Agent is a party and the Intercreditor Agreement. Each Senior Secured Party agrees that it will only originate and deliver to the Accounts Bank such instructions, orders and entitlement orders as are permitted in accordance with the terms of this Agreement and the Intercreditor Agreement.

Section 10.02 Rights as a Lender or Interest Rate Protection Provider. Each Person serving as Agent hereunder or under any other Financing Document shall have the same rights and powers in its capacity as a Lender or Interest Rate Protection Provider, as the case may be, as any other Lender or Interest Rate Protection Provider, as the case may be, and may exercise the same as though it were not an Agent. Each such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower or Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders, any other Agent or the Interest Rate Protection Provider.

Section 10.03 Exculpatory Provisions. (a) Neither the Syndication Agent nor any Agent shall have any duties or obligations except those expressly set forth herein (and, with respect to the Accounts Bank, in the Amended Credit Agreement) and in the other Financing Documents to which it is a party. Without limiting the generality of the foregoing, no Agent shall:

(i)	be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;
(ii)	have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Financing Documents (or, with respect to the Accounts Bank, by the Amended Credit Agreement) that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Financing Documents); provided that such Agent shall not be required to take any action that may expose the Agent to liability or that is contrary to this Agreement, any Financing Document or applicable Law; or
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(iii)	except as expressly set forth herein and in the other Financing Documents to which it is a party (or, with respect to the Accounts Bank, in the Amended Credit Agreement), have any duty to disclose, nor shall any Agent be liable for any failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as an Agent or any of its Affiliates in any capacity.

(b)               No Agent shall be liable for any action taken or not taken by it (i) with the prior written consent or at the request of the Required Lenders (or, in the case of the Accounts Bank, also the Required Existing Lenders) (or such other number or percentage of the Lenders as may be necessary, or as such Agent may believe in good faith to be necessary, under the circumstances as provided in Section 10.01 (Appointment and Authority)), (ii) in connection with any amendment, consent, approval or waiver which it is permitted under the Financing Documents to enter into, agree to or grant or (iii) in the absence of its own gross negligence or willful misconduct. Each Agent may rely on a written statement from the Lenders delivering any written direction, request, consent, or waiver to any Agent, that such Lenders constitute the Required Lenders and that no consent of any other Lender is required to effect such direction, request, consent, or waiver. Each Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to such Agent in writing by a Borrower or a Lender. Neither the Administrative Agent nor the Collateral Agent shall be required to give notice of any Default or Event of Default to any Person, including without limitation the Accounts Bank, absent direction of the Required Lenders.

(c)                Neither the Syndication Agent nor any Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Financing Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence or continuance of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Financing Document or any other agreement, instrument or document, or the perfection or priority of any Lien or security interest created or purported to be created hereby or by any other Security Document, or (v) the satisfaction of any condition set forth in Article VI (Conditions Precedent) or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to any such Agent.

(d)               Notwithstanding any provision of this Agreement or the other Financing Documents to the contrary, the Administrative Agent and the Collateral Agent (A) shall have no obligation to exercise discretion under the Financing Documents, and (B) shall not be required to (i) make or give any determination (including whether a matter is satisfactory to such Agent or whether to deem a matter necessary, desirable, proper or advisable), agreement, consent, approval, request, notice (including any notice to the Accounts Bank, any notice to tenants, any Notice of Suspension and any Termination Notice), consultation, designation, appointment, election, judgment or direction, or (ii) file any UCC financing or continuation statements or similar documents or instruments, or (iii) make any inspection, or (iv) exercise any rights or remedies of a secured party (including voting rights), in each case, subject to the Intercreditor Agreement, without the written direction of the Required Lenders. Notwithstanding any provision of this Agreement or the other Financing Documents to the contrary, before taking or omitting any action to be taken or omitted by the Administrative Agent and/or the Collateral Agent under the terms of this Agreement and the other Financing Documents, the Administrative Agent and/or the Collateral Agent, as the case may be, may seek the written direction of the Required Lenders (which written direction may be in the form of an e-mail), and such Agent shall be entitled to rely (and shall be fully protected in so relying) upon such direction. The Administrative Agent and the Collateral Agent shall have no duty, obligation or liability to examine, make any investigation or review any notices, requests or other documents or instruments delivered to it under the terms of the Transaction Documents, except to deliver copies of the same to the Lenders in accordance with the terms of this Agreement. Any provision of this Agreement or the other Financing Documents authorizing the Administrative Agent and/or the Collateral Agent to take any action shall not obligate the Administrative Agent or the Collateral Agent to take such action. In no event shall the Administrative Agent or the Collateral Agent have any duty, responsibility, obligation or liability with respect to monitoring the Projects or the conditions thereof, or to preserve the Collateral. In acting under the Financing Documents to which it is a party, each of the Administrative Agent and the Collateral Agent shall be entitled to all of the rights, protections, immunities and indemnities set forth in this Agreement.

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(e)                Notwithstanding any provision of this Agreement or the other Financing Documents to the contrary, in no event shall the Administrative Agent or the Collateral Agent be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, perfection, protection or maintenance of the security interests or Liens intended to be created hereby or by the Financing Documents (including without limitation the filing or continuation of any UCC financing or continuation statements or similar documents or instruments), nor shall the Administrative Agent or the Collateral Agent be responsible for, and neither such Agent makes any representation regarding, the validity, effectiveness or priority of any of the Financing Documents or the security interests or Liens intended to be created thereby.

Section 10.04 Reliance by Agents. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, each Agent may presume that such condition is satisfactory to such Lender unless such Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Each Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

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Section 10.05 Delegation of Duties. Each Agent may perform any and all of its duties and exercise any and all its rights and powers hereunder or under any other Financing Document by or through any one or more sub agents appointed by such Agent. Each Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article X shall apply to any such sub agent and to the Related Parties of such Agent and any such sub agent, and shall apply to their respective activities in connection with their acting as Agent.

Section 10.06 Resignation or Removal of Agent. (a) Any Agent may resign from the performance of all its functions and duties hereunder and/or under the other Financing Documents at any time by giving thirty (30) days’ prior notice to the Borrowers and the Lenders. The Collateral Agent or the Administrative Agent may be removed at any time by the Required Lenders. The Accounts Bank may be removed at any time by the Required Lenders and the Required Existing Lenders. Any such resignation or removal shall take effect upon the appointment of a successor Agent, in accordance with this Section 10.06.

(b)               Upon any notice of resignation by any Agent or upon the removal of any Agent by the proper Persons pursuant to Section 10.06(a), the Required Lenders shall appoint a successor Collateral Agent or Administrative Agent, as applicable, hereunder and under each other Financing Document, or the Required Lenders and the Required Existing Lenders shall appoint a successor Accounts Bank, which successor Agent in each case shall be a commercial bank having a combined capital and surplus of at least two hundred fifty million Dollars ($250,000,000).

(c)                If no successor Agent has been appointed by the proper Persons under Section 10.06(b) within thirty (30) days after the date such notice of resignation was given by such Agent or the proper Persons elected to remove such Agent under Section 10.06(a), and provided that no Default or Event of Default has occurred and is continuing, the Borrowers may appoint a replacement Agent (who shall be a commercial bank having a combined capital and surplus of at least two hundred fifty million Dollars ($250,000,000)) within the immediately succeeding fifteen (15) days.

(d)               If no successor Agent has been appointed within forty-five (45) days (or, if a Default or Event of Default has occurred and is continuing, within thirty (30) days) after the date such notice of resignation was given by such Agent or the proper Persons elected to remove such Agent under Section 10.06(a), any Senior Secured Party may petition any court of competent jurisdiction for the appointment of a successor Agent. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Agent, as applicable, who shall serve as Agent, hereunder and under each other Financing Document until such time, if any, as the proper Persons appoint a successor Agent, as provided in this Section 10.06.

(e)                Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Agent, and the retiring (or removed) Agent shall be discharged from all of its duties and obligations hereunder or under the other Financing Documents. After the retirement or removal of any Agent hereunder and under the other Financing Documents, the provisions of this Article X shall continue in effect for the benefit of such retiring (or removed) Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent.

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(f)                If a retiring or removed Agent is the Accounts Bank, such Accounts Bank will promptly transfer all of the Project Accounts and the Accounts Property to the possession or control of the successor Accounts Bank and will execute and deliver such notices, instructions and assignments as may be reasonably necessary or desirable to transfer the rights of the Accounts Bank with respect to the Project Accounts and the Accounts Property to the successor Accounts Bank. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, the parties hereto acknowledge that the Accounts Bank is serving in such capacity under each of this Agreement and the Amended Credit Agreement concurrently, and any successor Accounts Bank shall not be appointed as such hereunder until such time as such successor Accounts Bank concurrently assumes all rights and obligations of the Accounts Bank and is appointed as such under each of this Agreement and the Amended Credit Agreement.

(g)               If a retiring or removed Agent is the Collateral Agent, such Collateral Agent will promptly transfer any Collateral in the possession or control of such Collateral Agent to the successor Collateral Agent and will execute and deliver such notices, instructions and assignments as may be reasonably requested by the Required Lenders to transfer the rights of the Collateral Agent with respect to such Collateral property to the successor Collateral Agent.

Section 10.07 No Amendment to Duties of Agent Without Consent. No Agent shall be bound by any waiver, amendment, supplement or modification of this Agreement or any other Financing Document that affects its rights or duties hereunder or thereunder unless such Agent shall have given its prior written consent, in its capacity as Agent, thereto.

Section 10.08 Non-Reliance on Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Syndication Agent, any Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and make its Loans. Each Lender also acknowledges that it will, independently and without reliance upon the Syndication Agent, any Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Financing Document or any related agreement or any document furnished hereunder or thereunder.

Section 10.09 Collateral Agent May File Proofs of Claim. (a) In case of the pendency of any bankruptcy or insolvency proceeding relative to any Borrower or the Pledgor (including any event described in Section 9.01(h) (Events of Default - Bankruptcy; Insolvency), the Collateral Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Collateral Agent or any other Senior Secured Party shall have made any demand on any Borrower) shall be entitled and empowered, but shall not be obligated, by intervention in such proceeding or otherwise, and subject to the terms of the Intercreditor Agreement in all cases:

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(i)	to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Senior Secured Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Senior Secured Parties and their respective agents and counsel and all other amounts due the Senior Secured Parties under Sections 3.11 (Fees), 11.07 (Costs and Expenses) and 11.09 (Indemnification by the Borrowers)) allowed in such judicial proceeding; and
(ii)	to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same.

Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Collateral Agent and the Existing Collateral Agent pursuant to the terms of the Intercreditor Agreement and, in the event that the Collateral Agent or the Existing Collateral Agent, as applicable, consents to the making of such payments directly to the Lenders in accordance with the Intercreditor Agreement, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Agents under Sections 3.11 (Fees), 11.07 (Costs and Expenses) and 11.09 (Indemnification by the Borrowers).

(b)               Nothing contained herein shall be deemed to authorize the Collateral Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Collateral Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 10.10 Collateral Matters. (a) The Lenders irrevocably authorize the Collateral Agent to release any Lien on any property granted to or held by the Collateral Agent under any Financing Document as required by the Intercreditor Agreement (i) upon the occurrence of the Discharge Date, (ii) if approved, authorized or ratified in writing in accordance with Section 11.01 (Amendments, Etc.) or (iii) as permitted pursuant to the terms of the Financing Documents (including as contemplated by Sections 7.02(f) (Negative Covenants-Asset Dispositions)).

(b)               Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release its interest in particular types or items of property pursuant to this Section 10.10. In each case as specified in this Section 10.10, the Collateral Agent will, at the Borrowers’ expense, execute and deliver to the applicable Borrower or the Pledgor, as the case may be, such documents as such Person may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents in accordance with the terms of the Financing Documents and this Section 10.10.

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Section 10.11 Copies. Each Agent shall give prompt notice to each Lender of each material notice or request required or permitted to be given to such Agent by the Borrowers pursuant to the terms of this Agreement or any other Financing Document (other than instructions for the transfer of funds from Project Accounts pursuant to Article VIII (Project Accounts) or if otherwise concurrently delivered to the Lenders by the Borrowers). Each Agent will distribute to each Lender each document or instrument (including each document or instrument delivered by any Borrower to such Agent pursuant to Article V (Representations and Warranties), Article VI (Conditions Precedent) and Article VII (Covenants)) received for its account and copies of all other communications received by such Agent from the Borrowers for distribution to the Lenders by such Agent in accordance with the terms of this Agreement or any other Financing Document.

Section 10.12 Syndication Agent. The Syndication Agent shall not have any obligation, liability, responsibility or duty under this Agreement other than those applicable to it in its capacity as a Lender.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01 Amendments, Etc.  No amendment or waiver of any provision of this Agreement or any other Financing Document, and no consent to any departure by any Borrower, Borrowers’ Agent or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or, if expressly set forth herein, the Administrative Agent) and, in the case of an amendment, the Borrowers, Borrowers’ Agent or, as the case may be, the applicable Loan Party, and in each such case acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall:

(a)                (i) waive any condition set forth in Section 6.01 (Conditions to Closing) or Section 6.02 (Conditions to All Fundings) without the prior written consent of each Lender (other than any Non-Voting Lender);

(b)               extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.03(a) (Action Upon Other Event of Default) without the prior written consent of such Lender;

(c)                postpone any date scheduled for any payment of principal or interest under Section 3.01 (Repayment of Fundings) or 3.02 (Interest Payment Dates), or any date fixed by the Administrative Agent for the payment of fees or other amounts due to the Lenders (or any of them) hereunder or under any other Financing Document without the prior written consent of each Lender directly affected thereby (other than any Non-Voting Lender), provided, that the Required Lenders may agree to extend the Maturity Date solely as among each Lender that so agrees, the Loan Parties and the Agents, from time to time in increments of one (1) calendar year (each such extension, a “Maturity Date Extension”) to a date no later than June 25, 2016, and, in the event of any such proposed Maturity Date Extension, (x) the Borrowers’ Agent shall give each Lender no less than five (5) Business Days’ notice of such proposed Maturity Date Extension and (y) each Lender hereby agrees that if it does not, upon such notice, agree to such proposed Maturity Date Extension, it shall, if requested by the Administrative Agent acting at the direction of the Required Lenders, assign all of its Loans and Commitments to an assignee in accordance with, and otherwise comply with the obligations under, the terms of this Section 11.01 applicable to Non-Consenting Lenders;

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(d)               reduce the principal of, or the rate of interest specified herein on, any Loan, or any Fees or other amounts (including the Required Cash Sweep or any other mandatory prepayments under Section 3.08 (Mandatory Prepayment) payable hereunder or under any other Financing Document to any Lender without the prior written consent of each Lender directly affected thereby (other than any Non-Voting Lender); provided that only the prior written consent of the Required Lenders shall be necessary to amend the definition of Default Rate;

(e)                change the order of application of any reduction in the Commitments or any prepayment of Loans from the application thereof set forth in the applicable provisions of Section 2.05 (Termination or Reduction of Commitments), Section 3.07 (Optional Prepayment) or 3.08 (Mandatory Prepayment), respectively (it being understood that the election by any Lender to decline any prepayments under Section 3.07 (Optional Prepayment) or Section 3.08 (Mandatory Prepayment), as applicable, shall not be construed as such a change for purposes of this clause (e)), in any manner without the prior written consent of each Lender directly affected thereby (other than any Non-Voting Lender);

(f)                change any provision of this Section 11.01, the definition of Required Lenders or any other provision of any Financing Document specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights under any such Financing Document (including any such provision specifying the number or percentage of Lenders required to waive any Event of Default or forbear from taking any action or pursuing any remedy with respect to any Event of Default), or make any determination or grant any consent under any Financing Document, without the prior written consent of each Lender (other than any Non-Voting Lender); or

(g)               release (i) any Borrower from all or substantially all of its obligations under any Financing Document, or (ii) all or substantially all of the Collateral in any transaction or series of related transactions, without the prior written consent of each Lender (other than any Non-Voting Lender);

and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by an Agent, in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, such Agent under this Agreement or any other Financing Document; and (ii) Section 11.03(h) (Assignments) may not be amended, waived or otherwise modified without the prior written consent of each Granting Lender all or any part of whose Loan is being funded by an SPV at the time of such amendment, waiver or other modification.

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(1)               Notwithstanding the other provisions of this Section 11.01, if, in connection with any proposed amendment, modification (including any Maturity Date Extension), consent or waiver (each, a “Proposed Change”) requiring the consent more than the Required Lenders, the consent of the Required Lenders is obtained but the consent of the other Lenders is not obtained (any such Lender whose consent is not obtained as described in this paragraph being referred to as a “Non-Consenting Lender”), then any Eligible Assignee reasonably acceptable to the Required Lenders shall have the right (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Required Lenders’ request, sell and assign to an Eligible Assignee, all of the Commitments and Loans of such Non-Consenting Lender for an amount equal to (i) the principal balance of all Loans held by the Non-Consenting Lender; plus (ii) all accrued and unpaid interest and fees with respect thereto through the date of sale; minus (iii) all amounts owed by such Non-Consenting Lender under this Agreement to the Administrative Agent, for itself or on behalf of the other Senior Secured Parties (which amounts shall be paid over by the Eligible Assignee to the Administrative Agent to hold or distribute in accordance with the terms of this Agreement); provided, however, that such purchase and sale shall not be effective until (x) the Administrative Agent shall have received from such Eligible Assignee an agreement in form and substance reasonably satisfactory to the Required Lenders whereby such Eligible Assignee shall agree to be bound by the terms hereof, (y) such Non-Consenting Lender shall have received payments of all Loans held by it and all accrued and unpaid interest and fees with respect thereto through the date of the sale and (z) such purchase and sale shall have been recorded in the Register maintained by the Administrative Agent in accordance with Section 11.03(c). Each Lender agrees that, if it becomes a Non-Consenting Lender, it shall execute and deliver to the Administrative Agent an Assignment Agreement to evidence such sale and purchase and shall deliver to the Administrative Agent any Note (if the assigning Lender’s Loans are evidenced by a Note) subject to such Assignment Agreement; provided, however, that the failure of any Non-Consenting Lender to execute an Assignment Agreement and/or deliver any such Note shall not render such sale and purchase (and the corresponding assignment) invalid, provided further, that in case of such failure (i) the assignee shall deliver to the Administrative Agent an Assignment Agreement duly executed by the assignee and (ii) the Administrative Agent is hereby authorized and directed to update the Register to reflect such assignment upon receipt of an Assignment Agreement executed by such assignee.

(2)               Notwithstanding the other provisions of this Section 11.01, the Borrowers, the Borrowers’ Agent, the Collateral Agent and the Administrative Agent may (but shall have no obligation to) amend or supplement the Financing Documents without the consent of any Lender: (i) to cure any ambiguity, defect or inconsistency; (ii) to make any change that would provide any additional rights or benefits to the Lenders; or (iii) to make, complete or confirm any grant of Collateral permitted or required by this Agreement or any of the Security Documents or any release of any Collateral that is otherwise permitted under the terms of this Agreement and the Security Documents. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

Section 11.02 Applicable Law; Jurisdiction; Etc.  (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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(b)               SUBMISSION TO JURISDICTION. EACH BORROWER AND THE BORROWERS’ AGENT IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER FINANCING DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY SENIOR SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)                WAIVER OF VENUE. EACH BORROWER AND THE BORROWERS’ AGENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT IN ANY COURT REFERRED TO IN SECTION 11.02(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)               Appointment of Process Agent and Service of Process. Each of the Borrowers and the Borrowers’ Agent hereby irrevocably appoints CT Corporation System with an office on the date hereof at 111 Eighth Avenue, New York, New York 10011, as its agent to receive on behalf of itself services of copies of the summons and complaint and any other process that may be served in any such action or proceeding in the State of New York. If for any reason the Process Agent shall cease to act as such for any Person, such Person hereby agrees to designate a new agent in New York City on the terms and for the purposes of this Section 11.02 reasonably satisfactory to the Administrative Agent. Such service may be made by mailing or delivering a copy of such process to such Person in care of the Process Agent at the Process Agent’s above address, and each of the Borrowers and the Borrowers’ Agent hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each of the Borrowers and the Borrowers’ Agent also irrevocably consents to the service of any and all process in any such action or proceeding by the air mailing of copies of such process to such Person at its then effective notice addresses pursuant to Section 11.12 (Notices and Other Communications). Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any other Financing Document in the courts of any jurisdiction.

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(e)                Immunity. To the extent that any Borrower or the Borrowers’ Agent has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of the Borrowers and the Borrowers’ Agent hereby irrevocably and unconditionally waives such immunity in respect of its obligations under the Financing Documents and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 11.02(e) shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

(f)                WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.02.

Section 11.03 Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor the Borrowers’ Agent may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Agent and Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) subject to Section 11.03(i), to an Eligible Assignee in accordance with Section 11.03(b), (ii) subject to Section 11.03(i), by way of participation in accordance with Section 11.03(d), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.03(f), or (iv) to an SPV in accordance with the provisions of Section 11.03(h) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in this Section 11.03, any Person to the extent provided by Section 11.04, and, to the extent expressly contemplated hereby, the Related Parties of each Agent and Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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(b)               Any Lender may at any time after the Closing Date assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the Commitment (which for this purpose includes the Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Lender Assignment Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Lender Assignment Agreement, as of the Trade Date, shall not be less than one million Dollars ($1,000,000) and in integral multiples of one million Dollars ($1,000,000) in excess thereof, unless the Administrative Agent otherwise consents in writing; (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned; (iii) the parties to each assignment shall execute and deliver to the Administrative Agent a Lender Assignment Agreement, together with a processing and recordation fee of three thousand five hundred Dollars ($3,500); provided that (A) no such fee shall be payable in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender and (B) in the case of contemporaneous assignments by a Lender to one or more Funds managed by the same investment advisor (which Funds are not then Lenders hereunder), only a single such three thousand five hundred Dollars ($3,500) fee shall be payable for all such contemporaneous assignments; (iv) the Eligible Assignee, if it is not a Lender prior to such assignment, shall deliver to the Administrative Agent an administrative questionnaire and (v) the assignor shall provide notice of such assignment to the Borrowers’ Agent. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.03(c), on and after the effective date specified in each Lender Assignment Agreement, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Lender Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Lender Assignment Agreement, be released from its obligations under this Agreement (and, in the case of a Lender Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.01 (Eurodollar Rate Lending Unlawful), 4.03 (Increased Eurodollar Loan Costs), 4.05 (Funding Losses), 11.07 (Costs and Expenses) and 11.09 (Indemnification by the Borrowers) with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.03(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.03(d).

(c)                The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s office a copy of each Lender Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Agents and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or other substantive change to the Financing Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register.

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(d)               Any Lender may at any time, without the consent of, or notice to, the Borrowers, the Borrowers’ Agent or any Agent, sell participations to any Person (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Borrowers’ Agent, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 (Amendments, Etc.) that directly affects such Participant. Subject to Section 11.03(e), the Borrowers agree that each Participant shall be entitled to the benefits of Sections 4.01 (Eurodollar Rate Lending Unlawful), 4.03 (Increased Eurodollar Loan Costs) and 4.05 (Funding Losses), to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.03(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.15 (Right of Setoff) as though it were a Lender; provided such Participant agrees to be subject to Section 3.13 (Sharing of Payments) as though it were a Lender.

(e)                A Participant shall not be entitled to receive any greater payment under Section 4.01 (Eurodollar Rate Lending Unlawful) or 4.03 (Increased Eurodollar Loan Costs) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the prior written consent of the Borrowers’ Agent.

(f)                Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g)               The words “execution,” “signed,” “signature,” and words of like import in any Lender Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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(h)               Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers (an “SPV”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to fund any Loan, and (ii) if an SPV elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 3.13 (Sharing of Payments). Each party hereto hereby agrees that (A) neither the grant to any SPV nor the exercise by any SPV of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including their obligations under Section 4.03 (Increased Eurodollar Loan Costs), (B) no SPV shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (C) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Financing Document, remain the lender of record hereunder. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one (1) year and one (1) day after the payment in full of all outstanding commercial paper or other senior debt of any SPV, it will not institute against, or join any other Person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPV may (1) with notice to, but without prior consent of the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (2) disclose on a confidential basis any non-public information relating to its funding of any Loan to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPV.

Section 11.04 Benefits of Agreement. Nothing in this Agreement or any other Financing Document, express or implied, shall give to any Person, other than the parties hereto, and each of their successors and permitted assigns under this Agreement or any other Financing Document, any benefit or any legal or equitable right or remedy under this Agreement.

Section 11.05 Borrowers’ Agent. Each Borrower hereby appoints and authorizes Pacific Holding, and Pacific Holding hereby accepts such appointment, as such Borrower’s Borrowers’ Agent to act as agent on such Borrower’s behalf and to make any representations or certifications, deliver and receive any notices or other communications, and otherwise represent and act on behalf of such Borrower under the Financing Documents, and to comply with all covenants, conditions and other provisions of the Financing Documents required to be satisfied by the Borrowers’ Agent. Each Borrower hereby acknowledges and agrees that it will be bound by any action or inaction taken by the Borrowers’ Agent as if such action or inaction had been taken by such Borrower.

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Section 11.06 Consultants. (a) The Required Lenders may, in their sole discretion, appoint any Consultant for the purposes specified herein. If any of the Consultants is removed or resigns and thereby ceases to act for purposes of this Agreement and the other Financing Documents, the Required Lenders shall designate a Consultant in replacement.

(b)               The Borrowers shall reimburse each Consultant appointed hereunder for the reasonable fees and reasonable and documented out-of-pocket expenses of such Consultant retained on behalf of the Lenders pursuant to this Section 11.06.

(c)                In all cases in which this Agreement provides for any Consultant to “agree,” “approve,” “certify” or “confirm” any report or other document or any fact or circumstance, such Consultant may make the determinations and evaluations required in connection therewith based upon information provided by the Borrowers, the Borrowers’ Agent or other sources reasonably believed by such Consultant to be knowledgeable and responsible, without independently verifying such information; provided that, notwithstanding the foregoing, such Consultant shall engage in such independent investigations or findings as it may from time to time deem necessary in its reasonable discretion to support the determinations and evaluations required of it.

Section 11.07 Costs and Expenses. Each Borrower shall pay (a) (whether or not the transactions contemplated hereby or thereby are consummated) all reasonable and documented out of pocket expenses incurred by the Syndication Agent, the Agents or any Lender (including all reasonable fees, costs and expenses of counsel for any Senior Secured Party and a financial advisor for the Administrative Agent), in connection with (i) the preparation, negotiation, syndication, execution and delivery of this Agreement and the other Financing Documents, (ii) the filing and recordation of the Financing Documents, (iii) any amendments, modifications or waivers of the provisions of this Agreement and the other Financing Documents and (iv) the administration of this Agreement and the other Financing Documents and (b) all out-of-pocket expenses incurred by the Agents or any Lender (including all fees, costs and expenses of counsel for any Senior Secured Party), in connection with the enforcement or protection of its rights in connection with this Agreement and the other Financing Documents, including its rights under this Section 11.07, including in connection with any workout, restructuring or negotiations in respect of the Obligations.

Section 11.08 Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Agreement.

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Section 11.09 Indemnification by the Borrowers. (a) Each Borrower hereby agrees to indemnify each Agent (and any sub-agent thereof), the Syndication Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all fees, losses, claims, damages, liabilities and related expenses (including all reasonable and documented fees, costs and out-of-pocket expenses of counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee arising out of, in connection with, or as a result of:

(i)	The preparation, negotiation, syndication, execution and delivery of this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby;
(ii)	any Loan or the use or proposed use of the proceeds therefrom;
(iii)	any actual or alleged presence, release or threatened release of Materials of Environmental Concern on or from any Plant or any property owned, leased or operated by any Borrower, or any liability pursuant to an Environmental Law related in any way to any Plant, any Site or the Borrowers;
(iv)	any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, and regardless of whether any Indemnitee is a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Financing Documents is consummated, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; and/or
(v)	any claim, demand or liability for broker’s or finder’s or placement fees or similar commissions, whether or not payable by a Borrower, alleged to have been incurred in connection with such transactions, other than any broker’s or finder’s fees payable to Persons engaged by the Lenders or the Agents without the knowledge of the Borrowers;

provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and Non-Appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

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(b)               To the extent that any of the Borrowers for any reason fails to indefeasibly pay any amount required under Section 11.09(a) to be paid by it to any Agent (or any sub-agent thereof) or the Syndication Agent or any Related Party of any of the foregoing, each Lender severally agrees to pay to such Agent (or any such sub-agent),the Syndication Agent or such Related Party, as the case may be, such Lender’s ratable share (determined as of the time that the applicable unreimbursed or indemnified payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified fee, loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent (or any sub-agent thereof) or the Syndication Agent in its capacity as such, or against any Related Party of any of the foregoing acting for such Agent (or any sub-agent thereof) in connection with such capacity. The obligations of the Lenders under this Section 11.09(b) are subject to the provisions of Section 2.03(d) (Funding of Loans). The obligations of the Lenders to make payments pursuant to this Section 11.09(b) are several and not joint and shall survive the payment in full of the Obligations and the termination of this Agreement. The failure of any Lender to make payments on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to do so.

(c)                Except as otherwise provided in Article VI (Conditions Precedent), all amounts due under this Section 11.09 shall be payable not later than ten (10) Business Days after demand therefor.

Section 11.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Financing Document, the interest paid or agreed to be paid under the Financing Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by any Senior Secured Party exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 11.11 No Waiver; Cumulative Remedies. No failure by any Senior Secured Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Financing Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Financing Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 11.12 Notices and Other Communications. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 11.12(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

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(i)	if to the Borrowers, the Borrowers’ Agent or any Agent, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.12;
(ii)	if to any Lender, to the address, telecopier number, electronic mail address or telephone number specified in its administrative questionnaire; and
(iii)	if to any Interest Rate Protection Provider, to the address, telecopier, number, electronic mail address or telephone number specified on Schedule 11.12.

(b)               Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 11.12(d) shall be effective as provided in Section 11.12(d). Any notice sent to the Borrowers’ Agent shall be deemed to have been given to all Borrowers.

(c)                Notices and other communications to the Senior Secured Parties hereunder may be delivered or furnished by electronic communication (including e mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II (Commitments and Funding) if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article II (Commitments and Funding) by electronic communication. Each of the Administrative Agent or the Borrowers may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(d)               Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not received during the normal business hours of the recipient, such notice or communication shall be deemed to have been received at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in Section 11.12(d)(i) of notification that such notice or communication is available and identifying the website address therefor.

(e)                Each of the Borrowers, the Borrowers’ Agent, the Syndication Agent and the Agents may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each Lender and Interest Rate Protection Provider may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrowers, the Borrowers’ Agent and each Agent.

92

(f)                The Senior Secured Parties shall be entitled to rely and act upon any written notices purportedly given by or on behalf of the Borrowers or the Borrowers’ Agent even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify each Senior Secured Party and the Related Parties of each of them from all fees, losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrowers or the Borrowers’ Agent (or any one of the Borrowers). All telephonic notices to and other telephonic communications with any Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording.

(g)               So long as Wells Fargo is the Administrative Agent, each Borrower and the Borrowers’ Agent hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Financing Agreements, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to the Funding, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default or (iv) is required to be delivered to satisfy any condition precedent to Funding (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to michael.d.pinzon@wellsfargo.com and to hui.chen@wellsfargo.com. In addition, each Borrower and the Borrowers’ Agent agrees to continue to provide the Communications to the Administrative Agent in the manner specified in the Financing Agreements but only to the extent requested by the Administrative Agent.

(h)               So long as Wells Fargo is the Administrative Agent, each Borrower and the Borrowers’ Agent further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on http: www.intralinks.com (or any replacement or successor thereto) or a substantially similar electronic transmission systems (the “Platform”).

(i)                 THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENTS DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENTS IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, “AGENT PARTIES”) HAVE ANY LIABILITY TO ANY BORROWER, THE BORROWERS’ AGENT, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S, THE BORROWERS’ AGENTS’ OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH AGENT PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

93

(j)                 The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth in Schedule 11.12 shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Financing Agreements. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Financing Agreements. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

(k)               Notwithstanding clauses (g) to (j) above, nothing herein shall prejudice the right of any Senior Secured Party to give any notice or other communication pursuant to any Financing Document in any other manner specified in such Financing Document.

(l) The distribution of material through an electronic medium is not necessarily secure and there are confidentiality and other risks associated with such distribution. The Borrowers and the Lenders agree and assume the risks associated with such electronic distribution. The Administrative Agent may, but shall not be obligated to, store any electronic communications on Internet or intranet platform in accordance with the Administrative Agent’s customary document retention procedures and policies.

Section 11.13 Patriot Act Notice. Each Senior Secured Party (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Senior Secured Party to identify the Borrowers in accordance with the Patriot Act.

Section 11.14 Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to any Agent or Lender, or any Agent or Lender exercises its right of setoff (including any payment or setoff in accordance with the Intercreditor Agreement), and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any bankruptcy or insolvency proceeding or otherwise, then (a) to the extent of such recovery, the Obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to each Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by such Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect. The obligations of the Lenders under Section 11.14(b) shall survive the payment in full of the Obligations and the termination of this Agreement and/or the Intercreditor Agreement.

94

Section 11.15 Right of Setoff. Each Lender and each of its respective Affiliates is hereby authorized at any time and from time to time during the continuance of an Event of Default and subject to the Intercreditor Agreement, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Borrower against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement or any other Financing Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Financing Document and although such obligations of the Borrowers may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective Affiliates under this Section 11.15 are, subject to the Intercreditor Agreement, in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrowers’ Agent and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 11.16 Severability. If any provision of this Agreement or any other Financing Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Financing Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.17 Survival. Notwithstanding anything in this Agreement to the contrary, Sections 11.07 (Costs and Expenses) and 11.09 (Indemnification by the Borrowers) shall survive any termination of this Agreement. In addition, each representation and warranty made hereunder and in any other Financing Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Senior Secured Party, regardless of any investigation made by any Senior Secured Party or on their behalf and notwithstanding that any Senior Secured Party may have had notice or knowledge of any Default or Event of Default at the time of the Funding, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder or under any other Financing Document shall remain unpaid or unsatisfied.

95

Section 11.18 Treatment of Certain Information; Confidentiality. The Syndication Agent and each of the Agents and the Lenders agrees to maintain the confidentiality of the Information, except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested or required by any regulatory authority purporting to have jurisdiction over it; (c) to the extent required by applicable Law or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder (including any actual or prospective purchaser of Collateral); (f) subject to an agreement containing provisions substantially the same as those of this Section 11.18, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to the Obligations or (iii) any Person (and any of its officers, directors, employees, agents or advisors) that may enter into or support, directly or indirectly, or that may be considering entering into or supporting, directly or indirectly, either (A) contractual arrangements with such Agent or Lender, or any Affiliates thereof, pursuant to which all or any portion of the risks, rights, benefits or obligations under or with respect to any Loan or Financing Document is transferred to such Person or (B) an actual or proposed securitization or collateralization of, or similar transaction relating to, all or a part of any amounts payable to or for the benefit of any Lender under any Financing Document (including any rating agency); (g) with the consent of any Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 11.18 or (ii) becomes available to the Syndication Agent, any Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers; (i) to any state, federal or foreign authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Lender; or (j) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Borrowers received by it from such Lender). In addition, the Syndication Agent, any Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Syndication Agent, the Agents and the Lenders in connection with the administration and management of this Agreement, the other Financing Documents, the Commitments, and the Funding. For the purposes of this Section 11.18, “Information” means written information that any Borrower furnishes to the Syndication Agent, any Agent or Lender after the Closing Date (and designated at the time of delivery thereof in writing as confidential) pursuant to or in connection with any Financing Document, relating to the assets and business of such Borrower, but does not include any such information that (i) is or becomes generally available to the public other than as a result of a breach by the Syndication Agent, such Agent or Lender of its obligations hereunder, (ii) is or becomes available to the Syndication Agent, such Agent or Lender from a source other than the Borrowers that is not, to the knowledge of the Syndication Agent, such Agent or Lender, as applicable, acting in violation of a confidentiality obligation with such Borrower or (iii) is independently compiled by the Syndication Agent, any Agent or Lender, as evidenced by their records, without the use of the Information. Any Person required to maintain the confidentiality of Information as provided in this Section 11.18 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

96

Section 11.19 Waiver of Consequential Damages, Etc.  Except as otherwise provided in Section 11.09 (Indemnification by the Borrowers) for the benefit of any Indemnitee, to the fullest extent permitted by applicable Law, no party hereto shall assert, and each party hereto hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Financing Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Financing Documents or the transactions contemplated hereby or thereby.

Section 11.20 Waiver of Litigation Payments. To the extent that any Borrower or the Borrowers’ Agent may, in any action, suit or proceeding brought in any of the courts referred to in Section 11.02(b) (Applicable Law; Jurisdiction; Etc,) or elsewhere arising out of or in connection with this Agreement or any other Financing Document to which it is a party, be entitled to the benefit of any provision of law requiring any Senior Secured Party in such action, suit or proceeding to post security for the costs of such Person or to post a bond or to take similar action, each such Person hereby irrevocably waives such benefit, in each case to the fullest extent now or in the future permitted under the laws of New York or, as the case may be, the jurisdiction in which such court is located.

Section 11.21 Security Procedure For Funds Transfers. The Administrative Agent shall confirm each funds transfer instruction received in the name of any Borrower or the Borrowers’ Agent by means of the security procedure selected by the Borrowers’ Agent and communicated to the Administrative Agent through a signed certificate in the form of Exhibit 11.21, which upon receipt by the Administrative Agent shall become a part of this Agreement. Once delivered to the Administrative Agent, Exhibit 11.21 may be revised or rescinded only by a writing signed by an authorized representative of the Borrowers’ Agent. Such revisions or rescissions shall be effective only after actual receipt and following such period of time as may be necessary to afford the Administrative Agent a reasonable opportunity to act on it. If a revised certificate in the form of Exhibit 11.21 or a rescission of any such existing certificate is delivered to the Administrative Agent by an entity that is a successor-in-interest to the Borrowers’ Agent, such document shall be accompanied by additional documentation satisfactory to the Administrative Agent showing that such entity has succeeded to the rights and responsibilities of the Borrowers’ Agent under this Agreement. The parties understand that the Administrative Agent’s inability to receive or confirm funds transfer instructions pursuant to the security procedure selected by the Borrowers’ Agent may result in a delay in accomplishing such funds transfer, and agree that the Administrative Agent shall not be liable for any loss caused by any such delay.

[Remainder of page intentionally blank. Next page is signature page.]

97

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be executed by their respective officers as of the day and year first above written.

PACIFIC ETHANOL HOLDING CO. LLC, as Borrower

By:	/S/ BRYON T. MCGREGOR
Name: Bryon T. McGregor
Title: Chief Operating Officer

PACIFIC ETHANOL MADERA LLC, as Borrower

By:	/S/ BRYON T. MCGREGOR
Name: Bryon T. McGregor
Title: Chief Operating Officer

PACIFIC ETHANOL COLUMBIA, LLC, as Borrower

By:	/S/ BRYON T. MCGREGOR
Name: Bryon T. McGregor
Title: Chief Operating Officer

PACIFIC ETHANOL STOCKTON LLC, as Borrower

By:	/S/ BRYON T. MCGREGOR
Name: Bryon T. McGregor
Title: Chief Operating Officer

[Signature Page to Credit Agreement]

98

PACIFIC ETHANOL MAGIC VALLEY, LLC, as Borrower

By:	/S/ BRYON T. MCGREGOR
Name: Bryon T. McGregor
Title: Chief Operating Officer

PACIFIC ETHANOL HOLDING CO. LLC, as Borrowers’ Agent

By:	/S/ BRYON T. MCGREGOR
Name: Bryon T. McGregor
Title: Chief Operating Officer

[Signature Page to Credit Agreement]

99

WELLS FARGO BANK, N.A., as Administrative Agent

By:	/S/ MICHAEL PINZON
Name: Michael Pinzon
Title: Vice President

[Signature Page to Credit Agreement]

100

WELLS FARGO BANK, N.A., as Collateral Agent

By:	/S/ MICHAEL PINZON
Name: Michael Pinzon
Title: Vice President

[Signature Page to Credit Agreement]

101

CREDIT SUISSE LOAN FUNDING LLC, as Initial Lender

By:	/S/ ROBERT HEALEY
Name: Robert Healey
Title: Authorized Signatory

By:	/S/ MICHAEL WOTANOWSKI
Name: Michael Wotanowski
Title: Authorized Signatory

102

CREDIT SUISSE LOAN FUNDING LLC, as Syndication Agent

By:	/S/ ROBERT HEALEY
Name: Robert Healey
Title: Authorized Signatory

By:	/S/ MICHAEL WOTANOWSKI
Name: Michael Wotanowski
Title: Authorized Signatory

[Signature Page to Credit Agreement]

103

AMARILLO NATIONAL BANK, as Accounts Bank

By:	/S/ CRAIG L. SANDERS
Name: Craig L. Sanders
Title: Executive Vice President

[Signature Page to Credit Agreement]

104

SCHEDULE 1.01(a)
to Credit Agreement

LENDERS, LOAN COMMITMENTS AND OFFICES1

I.	LOANS
LENDER	COMMITMENT	DOMESTIC OFFICE	EURODOLLAR OFFICE
Credit Suisse Loan Funding LLC	$10,000,000	Credit Suisse Loan Funding LLC 7033 Louis Stephens Drive PO Box 110047 Research Triangle Park, NC 27709 Attention: Joe Primiano Telephone: 919-994-4788 Facsimile: 866-469-3871

1 All Lender information to be completed/confirmed.

SCHEDULE 1.01(a)

105

Schedule 5.11(i)
to Credit Agreement

CONTRACTS 1

As of June 25, 2010

Pacific Ethanol Holding Co. LLC
	Name of Counterparty	Title
1.	—	Second Amended and Restated Limited Liability Company Agreement of Pacific Ethanol Holding Co. LLC
2.	Boardman, Burley, Madera, Stockton, and Pacific Ethanol	* Asset Management Agreement
3.	Boardman, Burley, Madera, Stockton, and Pacific Ethanol	* Asset Management Agreement Consent
4.	U.S. Environmental Protection Agency	Fuel Additive Registration: Fuel Ethanol Per 40 CFR 79.23 Permit No. 249820001 (New permit number to reflect assignment to Pacific Holding)

__________

1 Each document listed on this Schedule 5.11(i) marked with an asterisk is an Affiliated Project Document.

SCHEDULE 5.11(i)

1

5.	U.S. Environmental Protection Agency	Renewable Fuel Standard Program Company ID: 3697 (New permit number to reflect assignment to Pacific Holding)
Pacific Ethanol Madera LLC
	Name of Counterparty	Title
1.	—	Fourth Amended and Restated Limited Liability Company Operating Agreement of Pacific Ethanol Madera LLC
2.	California State Board of Equalization	Seller’s Permit SR KHO 100-910312
3.	Comerica Bank	Letter Agreement Regarding Interest Rate Cap Ref. No. CAP0230
4.	Comerica Bank	Letter Agreement Regarding Interest Rate Cap Ref. No. CAP0229
5.	Delta-T Corporation	License of Technology Between Delta-T Corporation and Pacific Ethanol Madera LLC
6.	Department of the Treasury Alcohol and Tobacco Tax and Trade Bureau	Alcohol Fuel Producers Permit AFP-CA-15046
7.	Department of the Treasury Alcohol and Tobacco Tax and Trade Bureau	Distilled Spirits Bond (Surety: International Fidelity Insurance Company) Bond No.: 0427939
8.	Design Space Modular Buildings, Inc.	Lease Agreements
9.	Fred Vance & Associates LLC	Letter Agreement for Real and Business Personal Property Tax Consulting
10.	IRS	Producer of alcohol 05-CA-2007-004345-AF
11.	Madera County Department of Agriculture	Pesticide application permit for premises weed control (Note: Employee, Bacilio Ochoa, holds the Private Applicator Certificate as the person authorized to apply pesticides) 27-012339/2090110
12.	Madera County Environmental Health Department	Domestic Water Supply Permit 2000938
13.	Pacific Ethanol Imperial, LLC and 13 Tons, LLC	*Equipment Lease Agreement
14.	Pacific Holding, Boardman, Burley, Stockton, and Pacific Ethanol	*Asset Management Agreement
15.	Pacific Holding, Boardman, Burley, Stockton, and Pacific Ethanol	*Asset Management Agreement Consent
16.	PPM Energy, Inc. (a.k.a. Iberdrola Renewables)	Base Contract for Sale and Purchase of Natural Gas
17.	Regional Water Quality Control Board	Industrial Stormwater Discharge 5F201019914
18.	San Joaquin Valley APCD	Air Permit to Operate (PTO) C-4261
19.	San Joaquin Valley APCD	Grain Receiving PTO C-4261-29-0
20.	San Joaquin Valley APCD	Scalping PTO C-4261-30-0
21.	San Joaquin Valley APCD	Grain Grinding (Hammerimill) PTO C-4261-31-0

SCHEDULE 5.11(i)

2

22.	San Joaquin Valley APCD	Flaked Grain Storage PTO C-4261-32-0
23.	San Joaquin Valley APCD	Flaked Grain Loadout PTO C-4261-33-0
24.	San Joaquin Valley APCD	Ethanol Hammermill #1 PTO C-4261-34-0
25.	San Joaquin Valley APCD	Ethanol Hammermill #2 PTO C-4261-35-0
26.	San Joaquin Valley APCD	Slurry Tank PTO C-4261-36-2
27.	San Joaquin Valley APCD	Yeast Prop Tank PTO C-4261-37-3
28.	San Joaquin Valley APCD	Dormant Emission Unit PTO (yeast tank) C-4261-37-5
29.	San Joaquin Valley APCD	Liquefaction Tank PTO C-4261-38-3
30.	San Joaquin Valley APCD	Fermentation Tanks PTO C-4261-39-3
31.	San Joaquin Valley APCD	Beerwell PTO C-4261-40-3
32.	San Joaquin Valley APCD	Distillation Process PTO C-4261-41-2
33.	San Joaquin Valley APCD	Process Condensate Tank PTO C-4261-42-2
34.	San Joaquin Valley APCD	Wetcake Process PTO C-4261-43-2
35.	San Joaquin Valley APCD	Wetcake Loadout PTO C-4261-44-0
36.	San Joaquin Valley APCD	Ethanol day tank #1 PTO C-4261-45-1
37.	San Joaquin Valley APCD	Ethanol day tank #2 PTO C-4261-46-1
38.	San Joaquin Valley APCD	Final storage tank #1 PTO C-4261-47-1
39.	San Joaquin Valley APCD	E85 or Offspec tank PTO C-4261-48-1
40.	San Joaquin Valley APCD	Ethanol Loading Rack PTO C-4261-49-3
41.	San Joaquin Valley APCD	Dormant Emission Unit PTO (loading rack) C-4261-49-4

SCHEDULE 5.11(i)

3

42.	San Joaquin Valley APCD	Boiler #1 PTO C-4261-50-0
43.	San Joaquin Valley APCD	Boiler #2 PTO C-4261-51-0
44.	San Joaquin Valley APCD	Emergency fire water pump PTO C-4261-53-0
45.	San Joaquin Valley APCD	Cooling tower PTO C-4261-54-0
46.	San Joaquin Valley APCD	Denaturant tank (authority to construct) C-4261-55-0
47.	San Joaquin Valley APCD	Final storage tank #2 (authority to construct) C-4261-56-0
48.	San Joaquin Valley APCD	Ethanol Hammermill #3 PTO C-4261-57-0
49.	San Joaquin Valley APCD	Lime silo (authority to construct) C-4261-58-0
50.	State of California Department of Food and Agriculture	Commercial Feed License 15625
51.	US Environmental Protection Agency	Renewable Fuel Standard Program Company ID: 3697 (New permit number assigned to Pacific Holdings. Also applies to Madera) Facility ID: 70061
Pacific Ethanol Magic Valley, LLC
	Name of Counterparty	Title
1.	—	Amended and Restated Limited Liability Company Operating Agreement of Pacific Ethanol Magic Valley, LLC
2.	American Railcar Leasing LLC	Master Service Contract
3.	American Railcar Leasing LLC	Rider to Master Service Contract
4.	City of Burley	Municipal Water and Sewer Services Contract
5.	City of Burley	Wastewater permit 2008-01
6.	City of Burley	Wastewater permit addendum #1 2008-01-1

SCHEDULE 5.11(i)

4

7.	Delta-T Corporation	Engineering, Procurement and Technology License Agreement for Plant No. 5
8.	Department of the Treasury Alcohol and Tobacco Tax and Trade Bureau	Alcohol Fuel Producers Permit AFP-ID-15010
9.	Department of the Treasury Alcohol and Tobacco Tax and Trade Bureau	Distilled Spirits Bond (Surety: International Fidelity Insurance Company) Bond No.: 0427981
10.	Fred Vance & Associates LLC	Letter Agreement for Real and Business Personal Property Tax Consulting
11.	Idaho Department of Environmental Quality	Air Quality Permit to Construct P-2009.0124
12.	Idaho State Department of Agriculture Bureau of Weight and Measures	Device License (1 scale 1160-7500 lb, 2 scales 100,000 or more lbs and 2 petroleum meters > 150 gpm) H0331108--2010-1
13.	Intermountain Gas Company	Intermountain Gas Company T-4 Natural Gas Service Contract
14.	IRS	Producer of alcohol 05-CA-2008-005483-AF
15.	J.D. Heiskell Holdings, LLC	Grain Storage Agreement
16.	J.D. Heiskell Holdings, LLC and WestLB AG, New York Branch	Consent and Agreement (re: Pre-petition Credit Agreement)
17.	J.D. Heiskell Holdings, LLC and WestLB AG, New York Branch	Consent and Agreement (re: DIP Credit Agreement)
18.	J.D. Heiskell Holdings, LLC and WestLB AG, New York Branch	Consent and Agreement (re: Agreement)
19.	Pacific Ethanol Imperial, LLC and 13 Tons, LLC	* Equipment Lease Agreement
20.	Pacific Ethanol, Inc.	*Assignment and Assumption Agreement (re: Delta-T)
21.	Pacific Holding, Boardman, Madera, Stockton, and Pacific Ethanol	*Asset Management Agreement
22.	Pacific Holding, Boardman, Madera, Stockton, and Pacific Ethanol	*Asset Management Agreement Consent

SCHEDULE 5.11(i)

5

23.	Pacific Ag. Products, LLC	*Corn Procurement and Handling Agreement (Burley)
24.	Pacific Ag. Products, LLC	*Corn Procurement and Handling Agreement Consent (Burley)
25.	Kinergy Marketing LLC	* Ethanol Marketing Agreement (Burley)
26.	Kinergy Marketing LLC	*Ethanol Marketing Agreement Consent (Burley)
27.	Pacific Ag. Products, LLC	*Distillers Grains Marketing Agreement (Burley)
28.	Pacific Ag. Products, LLC	*Distillers Grains Marketing Agreement Consent (Burley)
29.	PPM Energy, Inc. (a.k.a. Iberdrola Renewables)	Base Contract for Sale and Purchase of Natural Gas
30.	PPM Energy, Inc. (a.k.a. Iberdrola Renewables)	Special Provisions to the NAESB Base Contract for Sale and Purchase of Natural Gas
31.	SimplexGrinnell LP	Inspection Plus Proposal, Service Agreement and Modifications
32.	State of Idaho Department of Agriculture	Commercial Feed Registration Company Number 10075 Certificate Number 11104
33.	State of Idaho Motor Fuel Division	Motor Fuel Distributor License (Application pending. Not required until July 1, 2010.)
34.	State of Idaho Tax Policy Dept	Terminal License
35.	United Electric Co-op, Inc.	Right of Way and Access Easement
36.	US Environmental Protection Agency	Industrial Stormwater Discharge IDR05C066
37.	US Environmental Protection Agency	Renewable Fuel Standard Program Company ID: 3697 (New permit number assigned to Pacific Holdings. Also applies to Burley.) Facility ID: 70291
Pacific Ethanol Columbia, LLC
	Name of Counterparty	Title
1.	—	Second Amended and Restated Limited Liability Company Agreement of Pacific Ethanol Columbia, LLC
2.	Delta-T Corporation	Engineering, Procurement and Technology License Agreement

SCHEDULE 5.11(i)

6

3.	Department of the Treasury Alcohol and Tobacco Tax and Trade Bureau	Alcohol Fuel Producers Permit AFP-OR-15020
4.	Department of the Treasury Alcohol and Tobacco Tax and Trade Bureau	Distilled Spirits Bond (Surety: International Fidelity Insurance Company) Bond No.: 0427965
5.	Fred Vance & Associates LLC	Letter Agreement for Real and Business Personal Property Tax Consulting
6.	IRS	Producer of alcohol 05-CA-2007-004456-AF
7.	Morrow County, Oregon	Enterprise Zone Abatement Agreement
8.	Oregon Department of Agriculture	Commercial Feed Registration AG-R0184937FEED
9.	Oregon Department of Environmental Quality	Air Contaminant Discharge Permit 25-0006
10.	Oregon Department of Environmental Quality	Industrial Storm water Discharge 1200-Z
11.	Oregon Energy Facility Siting Council	Energy Facility Site Certificate
12.	Pacific Ethanol Imperial, LLC and 13 Tons, LLC	*Equipment Lease Agreement
13.	Pacific Holding, Burley, Madera, Stockton, and Pacific Ethanol	*Asset Management Agreement
14.	Pacific Holding, Burley, Madera, Stockton, and Pacific Ethanol	*Asset Management Agreement Consent
15.	Pacific Ag. Products, LLC	*Corn Procurement and Handling Agreement (Boardman)
16.	Pacific Ag. Products, LLC	*Corn Procurement and Handling Agreement Consent (Boardman)
17.	Kinergy Marketing LLC	*Ethanol Marketing Agreement (Boardman)
18.	Kinergy Marketing LLC	*Ethanol Marketing Agreement Consent (Boardman)
19.	Pacific Ag. Products, LLC	*Distillers Grains Marketing Agreement (Boardman)
20.	Pacific Ag. Products, LLC	*Distillers Grains Marketing Agreement Consent (Boardman)

SCHEDULE 5.11(i)

7

21.	Harris Feeding Company	Grain Storage Agreement
22.	Harris Feeding Company	Grain Storage Agreement Consent
23.	Port of Morrow	Easement for Roadway Purposes
24.	Port of Morrow	Pipeline Easement Agreement
25.	Port of Morrow	Port of Morrow Lease
26.	PPM Energy, Inc. (a.k.a. Iberdrola Renewables)	Base Contract for Sale and Purchase of Natural Gas
27.	State of Oregon acting through the Oregon Department of Energy	Agreement
28.	Tidewater Barge Lines, Inc. and Tidewater Terminal, Co.	Environmental Services Agreement
29.	Tidewater Barge Lines, Inc. and Tidewater Terminal, Co.	Amended and Restated Transportation and Dock Services Agreement
30.	Tidewater Barge Lines, Inc., Tidewater Terminal, Co., and U.S. Bank National Association	Deposit Escrow Agreement
31.	Umatilla Electric Cooperative	Agreement for Electric Service and Purchase of Power
32.	Union Pacific Railroad Company and Port of Morrow	Agreement and Consent to Joint Use of Track
33.	US Environmental Protection Agency	Renewable Fuel Standard Program Company ID: 3697 (New permit number assigned to Pacific Holdings. Also applies to Boardman) Facility ID: 70060
Pacific Ethanol Stockton LLC
	Name of Counterparty	Title
1.	—	Third Amended and Restated Limited Liability Company Operating Agreement of Pacific Ethanol Stockton LLC
2.	California Department of Food and Agriculture Division of Measurement Standards	Weighmaster License 12403

SCHEDULE 5.11(i)

8

3.	California State Board of Equalization	Seller’s Permit SR KH 101-125910
4.	City of Stockton	Waste water discharge
5.	Delta-T Corporation	Engineering, Procurement and Technology License Agreement for Plant No. 3
6.	Department of the Treasury Alcohol and Tobacco Tax and Trade Bureau	Alcohol Fuel Producers Permit AFP-CA-15084
7.	Department of the Treasury Alcohol and Tobacco Tax and Trade Bureau	Distilled Spirits Bond (Surety: Great American Insurance Company) Bond No.: 5616288
8.	Fred Vance & Associates LLC	Letter Agreement for Real and Business Personal Property Tax Consulting
9.	H.J. Heinz Company, L.P.	Sewer Capacity Credits Purchase Agreement
10.	Iberdrola Renewables, Inc.	Base Contract for Sale and Purchase of Natural Gas
11.	IRS	Producer of alcohol 05-CA-2008-006579-AF
12.	Pacific Ethanol Imperial, LLC and 13 Tons, LLC	*Equipment Lease Agreement
13.	Pacific Ethanol, Inc.	*Assignment and Assumption Agreement (re: Delta-T)
14.	Pacific Holding, Boardman, Burley, Madera, and Pacific Ethanol	*Asset Management Agreement
15.	Pacific Holding, Boardman, Burley, Madera, and Pacific Ethanol	*Asset Management Agreement Consent
16.	Port of Stockton	First Addendum to Lease (Ordinance No. 218)
17.	Port of Stockton	Lease by the Stockton Port District to Pacific Ethanol Stockton LLC (Ordinance No. 218)
18.	Port of Stockton	Letter Agreement (Grading)
19.	Port of Stockton	Memorandum of Lease
20.	Port of Stockton	Pipeline Easement Agreement for Term
21.	Port of Stockton	Rail and Access Easement Agreement and Reservation for Term
22.	Regional Water Quality Control Board	Industrial Stormwater Discharge 5F39I021746

SCHEDULE 5.11(i)

9

23.	San Joaquin County Division of Weights and Measures	Scales By Location: 3028 Navy Drive, Stockton, CA 95206
24.	San Joaquin Valley APCD	Air Permit to Operate (PTO) N-7365
25.	San Joaquin Valley APCD	Grain Receiving PTO N-7365-1-1
26.	San Joaquin Valley APCD	Ethanol Hammermill #1 PTO N-7365-2-1
27.	San Joaquin Valley APCD	Ethanol Hammermill #2 PTO N-7365-3-1
28.	San Joaquin Valley APCD	Slurry Tank PTO N-7365-4-1
29.	San Joaquin Valley APCD	Yeast Prop Tank PTO N-7365-5-1
30.	San Joaquin Valley APCD	Dormant Emission Unit PTO (Yeast tank) N-7365-5-3
31.	San Joaquin Valley APCD	Liquefaction Tank PTO N-7365-6-1
32.	San Joaquin Valley APCD	Fermentation Tanks PTO N-7365-7-1
33.	San Joaquin Valley APCD	Beerwell PTO N-7365-8-1
34.	San Joaquin Valley APCD	Distillation Process PTO N-7365-9-1
35.	San Joaquin Valley APCD	Process Condensate Tank PTO N-7365-10-1
36.	San Joaquin Valley APCD	Wetcake Process PTO N-7365-11-1
37.	San Joaquin Valley APCD	Wetcake Loadout PTO N-7365-12-1
38.	San Joaquin Valley APCD	Offspec tank PTO N-7365-13-0
39.	San Joaquin Valley APCD	Ethanol day tank #1 PTO N-7365-14-0
40.	San Joaquin Valley APCD	Ethanol day tank #2 PTO N-7365-15-0
41.	San Joaquin Valley APCD	Final storage tank #1 PTO N-7365-16-0
42.	San Joaquin Valley APCD	Final storage tank #2 N-7365-17-0

SCHEDULE 5.11(i)

10

43.	San Joaquin Valley APCD	Ethanol Loading Rack PTO N-7365-19-1
44.	San Joaquin Valley APCD	Dormant Emission Unit PTO (loading rack) N-7365-19-2
45.	San Joaquin Valley APCD	Boiler #1 PTO N-7365-20-1
46.	San Joaquin Valley APCD	Dormant Emission Unit PTO (Boiler #1) N-7365-20-2
47.	San Joaquin Valley APCD	Boiler #2 PTO N-7365-21-1
48.	San Joaquin Valley APCD	Dormant Emission Unit PTO (Boiler #2) N-7365-21-2
49.	San Joaquin Valley APCD	Boiler #3 PTO N-7365-22-1
50.	San Joaquin Valley APCD	Dormant Emission Unit PTO (Boiler #3) N-7365-22-2
51.	San Joaquin Valley APCD	Cooling tower PTO N-7365-23-1
52.	San Joaquin Valley APCD	Emergency fire water pump #1 N-7365-29-0
53.	San Joaquin Valley APCD	Emergency fire water pump #2 N-7365-30-0
54.	San Joaquin Valley APCD	Denaturant tank (authority to construct) N-7365-31-0
55.	State of California Department of Food and Agriculture	Commercial Feed License 15625-1
56.	US Environmental Protection Agency	Renewable Fuel Standard Program Company ID: 3697 (New permit number assigned to Pacific Holdings. Also applies to Stockton) Facility ID: 70319

SCHEDULE 5.11(i)

11

Schedule 5.11(ii)
to Credit Agreement

CONTRACTS

As of Closing Date

Counterparty(ies)	PE Contracting Entity	Document Type	Subject Matter / Notes	Title	Date of Execution
Wells Fargo Bank, N.A., et al	PEHC = Pacific Ethanol Holding Co. LLC (DE)	Corporate Agreement	First Amendment to the Amended and Restated Credit Agreement.	First Amendment to Amended and Restated Credit Agreement	7/13/2012
International Fidelity Insurance Company	PEHC = Pacific Ethanol Holding Co. LLC (DE)	Escrow Agreement	This agreement is signed solely on behalf of the Boardman plant regarding a bond and cash collateral in the amount of $863,200.00.	Cash Collateral Escrow Agreement	6/13/2012
Kinergy Marketing, LLC	PEHC = Pacific Ethanol Holding Co. LLC (DE)	Liquidity Agreement	In order to enhance the liquidity available to the plants (Stockton, Columbia and Magic Valley), PAP and Kinergy have offered to make papyments in advance of the dates they are due under their respective Marketing Agreements and Pacific Ethanol Holding Co will receive such accelerated payments in an aggregate amount of approximately $3 million.	Liquidity Agreement	6/7/2012
Wells Fargo Bank, N.A., et al	PEHC = Pacific Ethanol Holding Co. LLC (DE)	Corporate Agreement	Amends the original Credit Agreement regarding Tranche A-1 Term Loans.	Amended and Restated Credit Agreement	8/1/2011

SCHEDULE 5.11(ii)

12

International Fidelity Insurance Company	PEHC = Pacific Ethanol Holding Co. LLC (DE)	Indemnity Agreement	This general indemnity agreement is made and entered into by Pacific Ethanol Holding Co., LLC; any other entitiy or individual for whom Pacific Ethanol Holding Co., LLC requests a bond or bonds, and New PE Holdco, LLC, and International Fidelity Insurance Company and Allegheny Casualty Company.	Agreement of Indemnity - Commercial Bond (II)	5/18/2011
WestLB AG, New York Branch, et al	PEHC = Pacific Ethanol Holding Co. LLC (DE)	Finance Agreement	Second Amendment to the original Credit Agreement dated June 25, 2010 and the Amendment to Credit Agreement dated October 15, 2010. This amendment deletes and replaces certain articles in the original Credit Agreement.	Second Amendment to Credit Agreement	3/30/2011
WestLB AG, New York Branch, et al	PEHC = Pacific Ethanol Holding Co. LLC (DE)	Finance Agreement	Amendment to Credit Agreement dated June 25, 2010.	Amendment to Credit Agreement	10/15/2010
WestLB AG, New York Branch, et al	PEHC = Pacific Ethanol Holding Co. LLC (DE)	Finance Agreement	Credit Agreement where Lenders are willing to make the Exit Facility available to the Borrowers subject to certain terms and conditions. All exhibits and schedules are attached.	Credit Agreement	6/25/2010
California Alternative Energy and Advanced Transportation Financing Authority	PEM = Pacific Ethanol Madera LLC (DE)	Finance Agreement	The California Alternative Energy and Advanced Transportation Financing Authority (CAEATFA) will provide financial assistance to PEM for advanced transportation and alternative fuels technologies.	Financial Assistance Agreement	40660

SCHEDULE 5.11(ii)

13

California Energy Commission	PEM = Pacific Ethanol Madera LLC (DE)	Grant Agreement	Alternative & Renewable Fuel & Vehicle Tech-AB 118 (FY 09/10 BCP#2)	Grant Award Number: ARV-10-029	40592
ICM, Inc.	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Consent and Waiver	Consent and waiver by Wells Fargo Bank to ICM, Inc.'s Purchase Money Security Interest (PMSI) in ICM equipment and in certain proceeds from PEMV's sale of corn oil produced using the ICM equipment at PEMV.	Consent and Waiver	6/21/2012
ICM, Inc.	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Purchase Agreement	PEMV to purchase from ICM certain equipment known as the AOS (Advanced Oil System) with patent-pending Selected Solids Separation (SSS) specified in the Plans and Specifications on Exhibit A of this Agreement. ICM shall install the Equipment at the Burley plant (per Exhibit B).	Advanced Oil System with Patent-Pending Selected Solids Separation Purchase and Installation Agreement	6/20/2012
ICM, Inc.	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	License Agreement	ICM grants to PEMV limited right and license to use the proprietary property for the separation of corn oil from the emulsion concentrate derived from the thin stillage solely at the PEMV plant.	License Agreement	6/20/2012
Intermountain Gas Company	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Commodity Agreement	Natural gas contract for a Maximum Daily Firm Quantity (MDFQ) of 50,000 therms per day during the Agreement period. (See Record No. 743 for previous agreement.)	T-4 Firm Distribution Only Transportation Service	12/29/2011

SCHEDULE 5.11(ii)

14

J.D. Heiskell Holdings, LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Amendment	Second amendment to the grain storage agreement. NOTE: Amendment originally drafted dated 11/17/11 but then extended to 12/10/11.	Amendment No. 2 to Grain Storage Agreement	12/10/2011
J.D. Heiskell Holdings, LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Guarantee Agreement	This Guaranty is signed in conjunction with the Second amendment to the grain storage agreement (see Record No. 1908).	Guaranty of PEMV Obligations to Heiskell	11/2/2011
Kinergy Marketing, LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Services Agreement	Kinergy to provide marketing services for denatured fuel ethanol production at the Magic Valley facility	Amended and Restated Ethanol Marketing Agreement (Burley Project)	6/30/2011
Pacific Ag. Products, LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Services Agreement	This amended and restated agreement will allow PAP to provide marketing services for Distillers Grains from the denatured fuel ethanol production facilities at Magic Valley.	Amended and Restated Distillers Grains Marketing Agreement (Burley Project)	6/30/2011
Pacific Ag. Products, LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Commodity Agreement	This amended and restated agreement will allow PAP to provide procurement and handling of grain services for the denatured fuel ethanol production facility at Burley, Idaho.	Amended and Restated Corn Procurement and Handling Agreement	6/30/2011
American Railcar Leasing LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Services Agreement	Contract #MSC 4-8875, Rider 1 dated December 7, 2009 is renewed for an additional period of six (6) months at a rental rate of $725 per car per month, commencing July 1, 2011. (This renewal agreement replaces Record #1730, which commenced on January 1, 2011 and expired June 30, 2011.)	Renewal of Car Service Contract No. MSC 4-8875, Rider 1	6/22/2011

SCHEDULE 5.11(ii)

15

American Railcar Leasing LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Services Agreement	Contract #MSC 4-8875, Rider 1 dated December 7, 2009 is renewed for an additional period of six (6) months at a rental rate of $425 per car per month, commencing January 1, 2011. (This renewal agreement replaces Record #1713, which commenced on July 1, 2010 and expired December 31, 2010.)	Renewal of Car Service Contract No. MSC 4-8875, Rider 1	12/16/2010
J.D. Heiskell Holdings, LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Amendment	First amendment to the grain storage agreement regarding prepayment by PEMV.	Amendment No. 1 to Grain Storage Agreement	12/10/2010
American Railcar Leasing LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Services Agreement	Contract #MSC 4-8875, Rider 1 dated December 7, 2009 is renewed for an additional period of six (6) months at a rental rate of $425 per car per month. (See also Record #1546 for Rider 1.)	Renewal of Car Service Contract	9/14/2010
Kinergy Marketing, LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Services Agreement	Kinergy to provide marketing services for denatured fuel ethanol.	Ethanol Marketing Agreement (Burley Project)	6/29/2010
Pacific Ag. Products, LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Commodity Agreement	PAP to provide grain services.	Corn Procurement and Handling Agreement	6/29/2010
Pacific Ag. Products, LLC	PEMV = Pacific Ethanol Magic Valley, LLC (DE)	Services Agreement	PAP to provide marketing services.	Distillers Grains Marketing Agreement (Burley Project)	6/29/2010

SCHEDULE 5.11(ii)

16

International Fidelity Insurance Company	PECOL = Pacific Ethanol Columbia, LLC (DE)	Bond	PECOL (the Principal) and International Fidelity Insurance Company (the Surety) are held and firmly bound unto the State of Oregon, acting by and through the Energy Facility Siting Council (the Obligee) in the penal sum of $863,200.00 (Bond No. 0590288) for the Boardman plant.	Site Certificate Bond No. 0590288	6/14/2012
Mascoma Corporation	PECOL = Pacific Ethanol Columbia, LLC (DE)	Services Agreement	Mascoma has engaged Lallemand to manufacture, market and distribute its Mascoma Grain Technology yeast product at the Columbia facility.	Supply and Service Agreement	3/9/2012
CHS, Inc.	PECOL = Pacific Ethanol Columbia, LLC (DE)	Consent and Agreement	CHS, Inc. consents to the assignment to Wells Fargo Bank, N.A., of all of the Borrower's right, title and interest in, to and under the Assigned Agreement pursuant to the Security Agreement.	Consent and Agreement	2/24/2012
CHS, Inc.	PECOL = Pacific Ethanol Columbia, LLC (DE)	Storage Agreement	CHS to store and maintain corn (grain) at the grain handling and storage facility located at the PECOL ethanol facility located in the Port of Boardman, Oregon. CHS also agrees to sell grain to PECOL.	Grain Supply Agreement	2/24/2012
Tidewater Terminal Co.	PECOL = Pacific Ethanol Columbia, LLC (DE)	Requisition	This requisition represents a request for disbursement of funds in the amount of $150,000.00 pursuant to Schedule II of the Deposit Escrow Agreement, dated September 1, 2009.	Requisition of Request for Disbursement of Funds	9/9/2011
WestLB AG, New York Branch, et al	PECOL = Pacific Ethanol Columbia, LLC (DE)	Amendment	This Amendment No. 2 to Irrevocable Standby Letter of Credit No. 22703101566WLB increases the amount of the LOC by US $8,848.00 to US $844,320.00.	Amendment No. 2 to Irrevocable Standby Letter of Credit No. 22703101566WLB	8/12/2011

SCHEDULE 5.11(ii)

17

Pacific Ag. Products, LLC	PECOL = Pacific Ethanol Columbia, LLC (DE)	Commodity Agreement	PAP to provide grain services for denatured fuel ethanol production facilities.	Amended and Restated Corn Procurement and Handling Agreement	6/30/2011
Pacific Ag. Products, LLC	PECOL = Pacific Ethanol Columbia, LLC (DE)	Amendment	This is the first amendment to the Distillers Grains Marketing Agreement for the Boardman plant.	Amended and Restated Distillers Grains Marketing Agreement (Boardman Project)	6/30/2011
Kinergy Marketing, LLC	PECOL = Pacific Ethanol Columbia, LLC (DE)	Amendment	First amendment to the Ethanol Marketing Agreement for the Boardman plant.	Amended and Restated Ethanol Marketing Agreement (Boardman Project)	6/30/2011
WestLB AG, New York Branch, et al	PECOL = Pacific Ethanol Columbia, LLC (DE)	Amendment	Irrevocable Standby Letter of Credit No. 22703101566WLB extending the LOC validity to June 25, 2012.	Amendment No. 1 to Irrevocable Standby Letter of Credit No. 22703101566WLB	6/22/2011
Tidewater Barge Lines, Inc.	PECOL = Pacific Ethanol Columbia, LLC (DE)	Rate Schedule	Local rates, rules and regulations governing the transportation of bulk fertilizer and petroleum products via barge. (Signatures not required.) See also Exhibit Attachment 1 for letter dated March 1, 2011 of announcement of rate increase.	Rate Schedule No. 800-A	3/14/2011
Tidewater Terminal Co.	PECOL = Pacific Ethanol Columbia, LLC (DE)	Amendment	This is an amendment and restatement of the Transportation and Dock Services Agreement dated September 1, 2009. Tidewater waives the Dock Fee due and owing from PE Columbia on January 1, February 1, and March 1, 2011. PE Columbia will resume paying the Dock Fee on or before April 1, 2011.	Amended and Restated Transportation and Dock Services Agreement	3/7/2011

SCHEDULE 5.11(ii)

18

Tidewater Terminal Co.	PECOL = Pacific Ethanol Columbia, LLC (DE)	Amendment	This amendment to the Deposit Escrow Agreement (dated February 15, 2007) names John T. MIller as the sole officer entitled to sign or give instructions to the bank on behalf of PECOL.	Amendment to Deposit Escrow Agreement	9/14/2010
Tidewater Terminal Co.	PECOL = Pacific Ethanol Columbia, LLC (DE)	Requisition	This requisition represents a request for disbursement of funds in the amount of $150,000.00 pursuant to Schedule II of the Deposit Escrow Agreement, dated September 1, 2009.	Requisition of Request for Disbursement of Funds	9/8/2010
Kinergy Marketing, LLC	PECOL = Pacific Ethanol Columbia, LLC (DE)	Services Agreement	Kinergy to provide marketing services for denatured fuel ethanol.	Ethanol Marketing Agreement (Boardman Project)	6/29/2010
Pacific Ag. Products, LLC	PECOL = Pacific Ethanol Columbia, LLC (DE)	Commodity Agreement	PAP to provide grain services.	Corn Procurement and Handling Agreement	6/29/2010
Pacific Ag. Products, LLC	PECOL = Pacific Ethanol Columbia, LLC (DE)	Services Agreement	PAP to provide marketing services for Distillers Grains from the denatured fuel ethanol production facilities at the Boardman plant.	Distillers Grains Marketing Agreement (Boardman Project)	6/29/2010
WestLB AG, New York Branch, et al	PECOL = Pacific Ethanol Columbia, LLC (DE)	Finance Agreement	Irrevocable Standby Letter of Credit No. 22703101566WLB in the amount of $835,472 in connection with the Site Certificate for the Columbia Ethanol Project, in favor of the State of Oregon, acting by and through The Energy Facility Siting Council, Oregon Department of Energy.	Irrevocable Standby Letter of Credit No. 22703101566WLB	6/28/2010

SCHEDULE 5.11(ii)

19

J.D. Heiskell Holdings, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Storage Agreement	First amendment to the grain storage agreement. NOTE: Amendment originally drafted dated 11/17/11 but then extended to 12/10.11.	Amendment No. 1 to Grain Storage Agreement	12/10/2011
J.D. Heiskell Holdings, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Guarantee Agreement	This Guaranty is signed in conjunction with the First amendment to the grain storage agreement (see Record No. 1909).	Guaranty of PES Obligations to Heiskell	11/2/2011
Pacific Ag. Products, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Services Agreement	Amended and Restated Agreement for PAP to provide grain services for the denatured fuel ethanol production facility located at Stockton, CA.	Amended and Restated Corn Procurement and Handling Agreement	6/30/2011
Pacific Ag. Products, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Services Agreement	Amended and Restated Agreement for PAP to provide marketing services for Distillers Grains from the denatured fuel ethanol production facility in Stockton, CA.	Amended and Restated Distillers Grains Marketing Agreement (Stockton Project)	6/30/2011
Kinergy Marketing, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Services Agreement	Kinergy to provide marketing services for denatured fuel ethanol production at the Stockton facility	Amended and Restated Ethanol Marketing Agreement (Stockton)	6/30/2011
J.D. Heiskell Holdings, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Consent and Agreement	J.D. Heiskell consents to the assignment to WestLB AG, New York Branch, all of PES' right, title and interest in, to and under the Assigned Agreement pursuant to the Security Agreement and acknowledges the right of WestLB in the exercise of their rights and remedies under the Security Agreement.	Consent and Agreement	1/14/2011
California Energy Commission	PES = Pacific Ethanol Stockton, LLC (DE)	Grant Agreement	Alternative & Renewable Fuel & Vehicle Tech-AB 118 (FY 09/10 BCP#2)	Grant Award Number: ARV-10-030	12/15/2010

SCHEDULE 5.11(ii)

20

J.D. Heiskell Holdings, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Storage Agreement	J.D. Heiskell Holdings, LLC is a California limited liability company doing business as J.D. Heiskell & Company. Heiskell will store and maintain grain at the grain handling and storage facility located in Stockton, California in order to provide for the purchase and sale of the grain from the facility to third parties and to PES.	Grain Storage Agreement	12/10/2010
Pacific Gas and Electric Company	PES = Pacific Ethanol Stockton, LLC (DE)	Licenses and Registration	Nomination by PES for BP Energy to be our natural gas scheduling and marketing agent with PG&E for delivery of natural gas to the Stockton plant. (NOTE: This replaces Record #1246.)	Authorization to Revise Nominating Marketer on Exhibits C and D of Form 79-756 - Natural Gas Service Agreement	11/18/2010
Pacific Gas and Electric Company	PES = Pacific Ethanol Stockton, LLC (DE)	Licenses and Registration	Nomination by PES for BP Energy to be our balancing agent with PG&E. Note that the document labelled "Exhibit B" (last page of this 3-page document) terminates Iberdrola, the former balancing agent, as of November 30, 2010. See also Record #1711 for the nomination of BP to be our natural gas scheduling and marketing agent with PG&E.	Customer Balancing Agent Service Authorization	11/17/2010
BP Energy Company	PES = Pacific Ethanol Stockton, LLC (DE)	Confirmation	This Transaction Confirmation #6929691 confirms the terms of the transaction between the parties and is subject to the terms and conditions of the Base Contract dated 11/01/2010.	Physical Gas Transaction Confirmation for Immediate Delivery - BP (NUCLEUS) ID:5542938	11/15/2010

SCHEDULE 5.11(ii)

21

Pacific Ag. Products, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Services Agreement	PAP to provide services for Distillers Grains from denatured fuel ethanol production facilities.	Distillers Grains Marketing Agreement (Stockton Project)	10/15/2010
Pacific Ag. Products, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Services Agreement	PAP to provide grain services for denatured fuel ethanol production facilities.	Corn Procurement and Handling Agreement	10/15/2010
Pacific Ag. Products, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Consent and Agreement	Consent and agreement re: PAP Distillers Grains Marketing Agreement.	Consent and Agreement	10/15/2010
Pacific Ag. Products, LLC	PES = Pacific Ethanol Stockton, LLC (DE)	Consent and Agreement	Consent and agreement to PAP corn agreement.	Consent and Agreement	10/15/2010

SCHEDULE 5.11(ii)

22

SCHEDULE 5.12
to Credit Agreement

UCC FILING OFFICES

UCC Filing Offices

New PE Holdco LLC

Office of the Secretary of State of the State of Delaware

Pacific Ethanol Holding Co. LLC

Office of the Secretary of State of the State of Delaware

Pacific Ethanol Madera LLC

Office of the Secretary of State of the State of Delaware

Pacific Ethanol Columbia, LLC

Office of the Secretary of State of the State of Delaware

Pacific Ethanol Stockton LLC

Office of the Secretary of State of the State of Delaware

Pacific Ethanol Magic Valley, LLC

Office of the Secretary of State of the State of Delaware

Mortgage Recording Offices

Pacific Ethanol Madera LLC

County Recorder’s Office for the County of Madera (California)

Pacific Ethanol Columbia, LLC

Morrow County Recorder’s Office (Oregon)

Pacific Ethanol Stockton LLC

County of San Joaquin Office of the Assessor-Recorder-County Clerk (California)

Pacific Ethanol Magic Valley, LLC

Cassia County Recorder’s Office (Idaho)

**With respect to the filings to be made in the Office of the Secretary of State of the State of Delaware pursuant to Section 9-515 of the Uniform Commercial Code as now in effect in the State of Delaware, the effectiveness of a filed financing statement lapses on the expiration of the date that is five years after the date of filing, unless before the lapse a continuation statement is filed in accordance with Section 9-515(d) within the six-month period prior to the expiration of the applicable five-year period.

SCHEDULE 5.12

23

SCHEDULE 5.13(a)
to Credit Agreement

SITE DESCRIPTIONS

BOARDMAN

Boardman Leased Premises

A LEASEHOLD ESTATE, FOR THE TERM AND UPON THE TERMS, CONDITIONS AND PROVISIONS AS CONTAINED IN THAT CERTAIN MEMORANDUM OF GROUND LEASE, INCLUDING THE TERMS AND PROVISIONS THEREOF, BY AND BETWEEN THE PORT OF MORROW, A MUNICIPAL CORPORATION OF THE STATE OF OREGON, AS LESSOR, AND PACIFIC ETHANOL COLUMBIA, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS LESSEE, RECORDED OCTOBER 5, 2006 AS 2006-17758, MORROW COUNTY MICROFILM RECORDS, ON THE FOLLOWING DESCRIBED PROPERTY:

A PARCEL OF LAND LOCATED IN SECTION 2, TOWNSHIP 4 NORTH, RANGE 25 EAST OF THE WILLAMETTE MERIDIAN, IN THE COUNTY OF MORROW, STATE OF OREGON, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH RIGHT OF WAY LINE OF CENTER LOOP DRIVE BEING NORTH 04°45’10” WEST A DISTANCE OF 1,666.80 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 2, IN TOWNSHIP 4 NORTH, RANGE 25 EWM;

THENCE NORTHWESTERLY ALONG THE NORTH RIGHT OF WAY OF SAID CENTER LOOP DRIVE, ALONG A 530.26 FOOT CURVE TO THE LEFT, SAID CURVE HAVING A RADIUS OF 470.00 FEET, AN INTERNAL ANGLE OF 64°38’29” AND A CHORD WHICH BEARS NORTH 80°21’18” WEST A DISTANCE OF 502.58 FEET;

THENCE CONTINUING ALONG THE NORTH RIGHT OF WAY LINE OF CENTER LOOP DRIVE SOUTH 67°19’28” WEST A DISTANCE OF 80.00 FEET;

THENCE NORTH 22°40’32” WEST A DISTANCE OF 10.00 FEET;

THENCE NORTHWESTERLY ALONG A 419.11 FOOT CURVE TO THE LEFT, SAID CURVE HAVING A RADIUS OF 595.00 FEET, AN INTERNAL ANGLE OF 40°21’ 19” AND A CHORD WHICH BEARS NORTH 42°51 ‘17” WEST A DISTANCE OF 410.50 FEET;

THENCE NORTH 38°56’09” EAST A DISTANCE OF 1,258.00 FEET;

THENCE SOUTH 51°03’51” EAST A DISTANCE OF 970.00 FEET;

SCHEDULE 5.13(a)

24

THENCE SOUTH 43°24’17” WEST A DISTANCE OF 1,008.18 FEET TO THE NORTH RIGHT OF WAY LINE OF CENTER LOOP DRIVE AND THE POINT OF BEGINNING.

Boardman Easement Premises

PIPELINE EASEMENT

A TWENTY (20.00) FOOT WIDE EASEMENT FOR THE ADDITION/EXPANSION OF ETHANOL AND BIO-FUELS PIPELINES TO THE TIDEWATER BIO-FUELS BARGE LOADING SITE. SAID 20.00 FOOT WIDE EASEMENT BEING 10.00 FEET ON EACH SIDE OF A CENTER LINE THAT IS DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LOCATED ON THE NORTHEAST LINE OF THE PACIFIC ETHANOL COLUMBIA, LLC LEASED LANDS AND THE SOUTHWEST RIGHT OF WAY OF DEWEY WEST LANE, SAID POINT BEING NORTH 01° 39’ 11” WEST A DISTANCE OF 2,910.70 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 2, OF TOWNSHIP 4 NORTH, RANGE 25 EWM; THENCE NORTH 38° 56’ 09” EAST A DISTANCE OF 40.00 FEET TO A POINT 10.00 FEET FROM THE CENTERLINE OF DEWEY WEST LANE; THENCE PARALLEL WITH THE CENTERLINE OF SAID DEWEY WEST LANE, NORTH 51° 03’ 51” WEST A DISTANCE OF 966.00 FEET; THENCE SOUTH 38° 56’ 09” EAST A DISTANCE OF 10.00 FEET, THENCE NORTH 50° 05’ 33” WEST A DISTANCE OF 168.00 FEET TO A POINT LOCATED ON THE PROJECTED NORTH RIGHT OF WAY LINE OF LEWIS & CLARK DRIVE; THENCE PARALLEL TO THE CENTERLINE AND ALONG THE SAID NORTH RIGHT OF WAY OF LEWIS & CLARK DRIVE, SOUTH 38° 56’ 09” WEST A DISTANCE OF 86.00 FEET TO A POINT ON THE SOUTHEAST BOUNDARY OF LEASED LANDS OF TIDEWATER BARGE LINES BIO-FUELS BARGE LOADING FACILITY; THENCE NORTH 48° 02’ 43” WEST A DISTANCE OF 15.00 FEET TO THE PIPELINE MANIFOLD CONNECTION TO TIDEWATER BARGE LINES BIO-FUELS BARGE LOADING FACILITY AND TERMINUS OF EASEMENT DESCRIPTION.

PIPELINE, ACCESS/EGRESS & FACILITIES EASEMENT

A SIXTY (60.00) FOOT WIDE PIPELINE & ACCESS/EGRESS EASEMENT FOR THE ADDITION/EXPANSION OF ETHANOL AND BIO-FUELS PIPELINES TO A RAIL CAR BIO-FUELS LOADING SITE IN ADDITION TO AN EASEMENT FOR THE SITTING OF A RAIL CAR BIO-FUELS LOAD-OUT FACILITY ON AND ADJACENT TO THE PORT OF MORROW EAST BEACH RAIL SPUR FACILITY.

SAID 60.00 FOOT WIDE EASEMENT BEING 30.00 FEET ON EACH SIDE OF A CENTER LINE THAT IS DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT LOCATED ON THE NORTHEAST LINE OF THE PACIFIC ETHANOL COLUMBIA, LLC LEASED LANDS AND THE SOUTHWEST RIGHT OF WAY OF DEWEY WEST LANE, SAID POINT BEING NORTH 01° 39’ 11” WEST A DISTANCE OF 2,910.70 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 2, OF TOWNSHIP 4 NORTH, RANGE 25 EWM; THENCE NORTH 38° 56’ 09” EAST A DISTANCE OF 505.95 FEET TO A POINT 110.00 FEET FROM AND AT RIGHT ANGLES TO THE CENTERLINE OF TRACK THREE OF THE PORT OF MORROW EAST BEACH RAIL SPUR AND TERMINUS OF PIPELINE & ACCESS/EGRESS EASEMENT.

SCHEDULE 5.13(a)

25

SAID RAIL CAR BIO-FUELS LOAD-OUT FACILITY EASEMENT BEING A 140.00 FEET BY 117.50 FEET TRACT OF LAND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE TERMINUS OF THE ABOVE DESCRIBED CENTERLINE OF THE PIPELINE AND ACCESS/EGRESS EASEMENT: THENCE SOUTH 56° 29’ 29” EAST, PARALLEL TO THE CENTERLINES OF THE PORT OF MORROW EAST BEACH RAIL SPURS, A DISTANCE OF 56.94 FEET; THENCE NORTH 33° 30’ 31” EAST, AT RIGHT ANGLES TO THE CENTERLINES OF THE PORT OF MORROW EAST BEACH RAIL SPURS, A DISTANCE OF 117.50 FEET TO A POINT 7.50 FEET OFFSET FROM THE CENTER OF TRACK THREE OF THE PORT OF MORROW EAST BEACH RAIL SPUR; THENCE NORTH 56° 29’ 29” WEST, PARALLEL TO THE CENTERLINES OF THE PORT OF MORROW EAST BEACH RAIL SPURS, A DISTANCE OF 140.00 FEET; THENCE SOUTH 33° 30’ 31” WEST, AT RIGHT ANGLES TO THE CENTERLINES OF THE PORT OF MORROW EAST BEACH RAIL SPURS, A DISTANCE OF 117.50 FEET; THENCE SOUTH 56° 29’ 29” EAST, PARALLEL TO THE CENTERLINES OF THE PORT OF MORROW EAST BEACH RAIL SPURS, A DISTANCE OF 83.06 FEET AND THE POINT OF BEGINNING OF THE RAIL CAR BIO-FUELS LOAD-OUT FACILITY EASEMENT.

BURLEY

PARCEL NO. 1:

TOWNSHIP 10 SOUTH, RANGE 22 EAST OF THE BOISE MERIDIAN, CASSIA COUNTY, IDAHO.

Section 25: That part of the SW¼ SW¼ lying South of the “G” Canal.

PARCEL NO. 2:

TOWNSHIP 10 SOUTH, RANGE 22 EAST OF THE BOISE MERIDIAN, CASSIA COUNTY, IDAHO.

Section 25: That part of the SE¼ SW¼ lying South of the “G” Canal.

PARCEL NO. 3:

TOWNSHIP 10 SOUTH, RANGE 22 EAST OF THE BOISE MERIDIAN, CASSIA COUNTY, IDAHO.

Section 25: That part of the SW¼ SE¼ lying South of the “G” Canal.

PARCEL NO. 4:

SCHEDULE 5.13(a)

26

TOWNSHIP 10 SOUTH, RANGE 22 EAST OF THE BOISE MERIDIAN, CASSIA COUNTY, IDAHO.

Section 25: SE¼ SE¼ EXCEPTING the railroad right-of-way and EXCEPTING the following described tracts:

Tract No. 1:

That part of said SE¼ SE¼ lying South and East of the railroad right-of-way as deeded to the United States of America by Warranty Deed recorded March 29, 1950 as Instrument No. 168821 in Book 54 of Deeds, page 158, records of Cassia County, Idaho.

Tract No. 2:

Commencing at the Southeast corner of said Section 25, marked by an aluminum cap on a 5/8 rebar and running thence along the South line thereof South 89°29’41” West 598.21 feet; Thence North 0°30’19” West 144.76 feet to the True Point of Beginning;

Thence continuing North 0°30’19” West 189.80 feet;

Thence North 89°29’41” East 400.46 feet;

Thence continuing South 0°30’19” East 102.13 feet;

Thence continuing South 52°21’15” West 55.21 feet;

Thence continuing South 62°40’38” West 120.42 feet;

Thence continuing South 89°29’41” West 248.97 feet to the True Point of Beginning.

SAVE AND EXCEPT, that portion from Parcel Nos. 1 through 4, more particularly described in the Deed of Dedication, by and between Pacific Ethanol Magic Valley LLC, Grantor, to the City of Burley, dated August 28, 2008 and recorded September 17, 2008 as Instrument No. 2008-005248, records of Cassia County, Idaho.

PARCEL NO. 5:

TOWNSHIP 10 SOUTH, RANGE 22 EAST OF THE BOISE MERIDIAN, CASSIA COUNTY, IDAHO.

Section 25: That part of the NE¼ SE¼ lying South of the “G” Canal.

PARCEL NO. 6:

TOWNSHIP 10 SOUTH, RANGE 22 EAST OF THE BOISE MERIDIAN, CASSIA COUNTY, IDAHO.

Section 25: That part of the NW¼ SE¼ lying South of the “G” Canal.

SCHEDULE 5.13(a)

27

MADERA

The land referred to in this Deed of Trust is situated in the State of California, County of Madera, and described as follows:

PARCEL A:

A parcel of land lying in the North ½ of Section 2, Township 12 South, Range 18 East, Mount Diablo Base and Meridian according to the official plat thereof, being also a portion of Parcel 1 of Parcel Map No. 1121, recorded in Book 23 of Maps Page 11, Madera County records, more particularly described as follows:

BEGINNING at the Southwest corner of said Parcel 1; thence North 00°31’16” East along the West line of said Parcel 1 a distance of 2,412.82 feet to the Northwest corner of said Parcel 1; thence South 89°16’26” East along the North line of said Parcel 1 a distance of 874.08 feet to a point on the Southwesterly line of the Atcheson Topeka and Santa Fe Railroad Company’s right-of-way; thence South 35°19’16” East along said railroad right-of-way line a distance of 2,457.39 feet; thence South 89°55’38” West and parallel with the South line of said Parcel 1 a distance of 855.09 feet; thence South 00°27’17” West a distance of 393.68 feet to a point on the South line of said Parcel 1, said point being also the Northwest corner of Parcel 1 of Parcel Map No. 2031, recorded in Book 27 of Maps, Page 140, Madera County Records; thence South 89°55’38” West along the South line of Parcel 1 of said Parcel Map No. 1121 a distance of 643.46 feet to the center of said Section 2; thence continuing South 89°55’38” West along the South line of last said Parcel 1 a distance of 815.04 to the point of beginning.

APN: 047-130-020 (portion of)

PARCEL B:

A parcel of land in Section 2, Township 12 South, Range 18 East, Mount Diablo Base and Meridian according to the official plat thereof, more particularly described as follows:

BEGINNING at the Northwest corner of Parcel 1 of Parcel Map No. 2031, according to the map thereof recorded in Book 27 Page 140 of Maps, Madera County Records; thence South 89°55’38” West along the Northerly boundary line of Parcel 2 of Parcel Map No. 2031 a distance of 643.46 feet to the center of said Section 2; thence continuing South 89°55’38” West a distance of 815.04 feet; thence South 00°31’16” West a distance of 653.00 feet; thence North 89°55’38” East a distance of 1,459.26 feet to a point on the West line of said Parcel 1; thence continuing North 89°55’38” East parallel to the North line of said Parcel 1 a distance of 1,342.48 feet to a point on the East line of said Parcel 1; thence North 00°28’16” East along the East line of said Parcel 1 a distance of 365.46 feet to a point on the Southwesterly line of the Atcheson Topeka and Santa Fe Railroad Company’s right-of-way; thence North 35°25’56” West along the said railroad right-of-way line a distance of 352.56 feet to the Northeasterly corner thence North 35°19’16” West continuing along said railroad right-of-way line a distance of 482.04 feet; thence South 89°55’38” West, parallel to the North line of said Parcel 1 a distance of 855.09 feet to a point on the Northerly extension of this West line of said Parcel 1; thence South 00°27’17” West, a distance of 393.68 feet to the point of beginning.

SCHEDULE 5.13(a)

28

APN 047-130-020 (portion of)

STOCKTON

STOCKTON LEASED PREMISES

ALL THAT REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF SAN JOAQUIN, CITY OF STOCKTON, DESCRIBED AS FOLLOWS:

A PARCEL OF LAND BEING A PORTION OF SECTION 8, TOWNSHIP 1 NORTH, RANGE 6 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT GPS OCCUPIED POINT 306 AS SHOWN ON THAT CERTAIN MAP FILED FOR RECORD ON AUGUST 30, 1994 IN BOOK 33 OF SURVEYS AT PAGE 20, SAN JOAQUIN COUNTY RECORDS, SAID POINT HAVING COORDINATES OF NORTHING 2167315.376 AND EASTING 6320382.066; THENCE SOUTH 11°23’12” WEST 609.05 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 02°49’08” EAST 809.96 FEET; THENCE SOUTH 87°07’38” WEST 1303.28 FEET; THENCE ALONG A NON TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 491.67 FEET, A CENTRAL ANGLE OF 86°39’29”, A CHORD BEARING AND A DISTANCE OF NORTH 42°45’42” WEST 674.76 FEET AND AN ARC LENGTH OF 743.64 FEET; THENCE NORTH 47°00’55” EAST 455.58 FEET; THENCE NORTH 87°10’52” EAST 1388.34 FEET TO THE TRUE POINT OF BEGINNING, CONTAINING 30.00 ACRES, MORE OR LESS.

STOCKTON RAIL EASEMENT

ALL THAT REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF SAN JOAQUIN, CITY OF STOCKTON, DESCRIBED AS FOLLOWS:

A PARCEL OF LAND BEING A PORTION OF SECTION 8, TOWNSHIP 1 NORTH, RANGE 6 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT GPS OCCUPIED POINT 306 AS SHOWN ON THAT CERTAIN MAP FILED FOR RECORD ON AUGUST 30, 1994 IN BOOK 33 OF SURVEYS AT PAGE 20, SAN JOAQUIN COUNTY RECORDS, SAID POINT HAVING COORDINATES OF NORTHING 2167315.376 AND EASTING 6320382.066; THENCE NORTH 83°59’39” WEST 21.09 FEET TO THE WEST RIGHT-OF-WAY LINE OF NAVY DRIVE AND BEING THE TRUE POINT OF BEGINNING; THENCE ALONG SAID WEST RIGHT-OF-WAY LINE SOUTH 39°59’30” EAST 118.12 FEET; THENCE LEAVING SAID WEST RIGHT-OF-WAY LINE SOUTH 86°21’48” WEST 59.81 FEET; THENCE ALONG A NON TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 586.44 FEET, A CENTRAL ANGLE OF 24°23’40”, A CHORD BEARING AND DISTANCE OF NORTH 81°38’17” WEST 247.80 FEET, AND AN ARC LENGTH OF 249.68 FEET; THENCE NORTH 69°40’31” WEST 77 52 FEET; THENCE SOUTH 57°22’04” EAST 539.60 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 75.00 FEET, A CENTRAL ANGLE OF 72°47’46” AND AN ARC LENGTH OF 95.29 FEET; THENCE NORTH 49°50’10” EAST 18.52 FEET TO SAID WEST RIGHT-OF-WAY LINE; THENCE ALONG SAID WEST RIGHT-OF-WAY LINE SOUTH 40”10’45” EAST 100.00 FEET; THENCE LEAVING SAID WEST RIGHT-OF-WAY LINE SOUTH 49°50’10” WEST 104.32 FEET; THENCE SOUTH 58°45’51” EAST 104.18 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 539.06 FEET, A CENTRAL ANGLE OF 145°53’30” AND AN ARC LENGTH OF 1372.60 FEET; THENCE SOUTH 87°07’38” WEST 1434.97 FEET; THENCE NORTH 02°52’22” WEST 100.00 FEET; THENCE NORTH 87°07’38” EAST 1303.28 FEET; THENCE NORTH 02°49’08” WEST 10.00 FEET; THENCE NORTH 87°07’38” EAST 69.52 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 450.00 FEET, A CENTRAL ANGLE OF 146°23’42” AND AN ARC LENGTH OF 1149.78 FEET; THENCE NORTH 59°16’03” WEST 758.03 FEET; THENCE NORTH 11°01’59” WEST 318.92 FEET; THENCE SOUTH 69°40’31” EAST 318.87 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 506.44 FEET, A CENTRAL ANGLE OF 22°40’31” AND AN ARC LENGTH OF 200.43 FEET TO THE TRUE POINT OF BEGINNING CONTAINING 12.00 ACRES MORE OR LESS.

SCHEDULE 5.13(a)

29

TOGETHER WITH THE FOLLOWING:

ALL THAT REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF SAN JOAQUIN, CITY OF STOCKTON, DESCRIBED AS FOLLOWS:

A PARCEL OF LAND BEING A PORTION OF SECTION 8, TOWNSHIP 1 NORTH, RANGE 6 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT GPS OCCUPIED POINT 306 AS SHOWN ON THAT CERTAIN MAP FILED FOR RECORD ON AUGUST 30, 1994 IN BOOK 33 OF SURVEYS AT PAGE 20, SAN JOAQUIN COUNTY RECORDS, SAID POINT HAVING COORDINATES OF NORTHING 2167315.376 AND EASTING 6320382.066; THENCE SOUTH 41°13’53” WEST 2089.26 FEET TO THE TRUE POINT OF BEGINNING; THENCE ALONG A NON TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 561.67 FEET, A CENTRAL ANGLE OF 139°53’17”, A CHORD BEARING AND DISTANCE OF NORTH 22°55’43” WEST 1055.22 FEET, AND AN ARC LENGTH OF 1371.32 FEET; THENCE NORTH 47°00’55” EAST 913.06 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 586.44 FEET, A CENTRAL ANGLE OF 63°18’34” AND AN ARC LENGTH OF 647.99 FEET; THENCE SOUTH 11°01’59” EAST 318.92 FEET; THENCE ALONG A NON TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 450.00 FEET, A CENTRAL ANGLE OF 73°43’01”, A CHORD BEARING AND DISTANCE OF SOUTH 83°52’26” WEST 539.86 FEET, AND AN ARC LENGTH OF 578.97 FEET; THENCE SOUTH 47°00’55” WEST 640.22 FEET; THENCE SOUTH 87°10’52” WEST 46.21 FEET; THENCE SOUTH 47°00’55” WEST 455.58 FEET; THENCE ALONG A NON TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 491.67 FEET, A CENTRAL ANGLE OF 86°39’29”, A CHORD BEARING AND DISTANCE OF SOUTH 42°45’42” EAST 674.76 FEET, AND AN ARC LENGTH OF 743.64 FEET; THENCE SOUTH 02°52’22” EAST 100.00 FEET TO THE TRUE POINT OF BEGINNING CONTAINING 13.28 ACRES MORE OR LESS.

EXCEPT THEREFROM THE FOLLOWING:

SCHEDULE 5.13(a)

30

ALL THAT REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF SAN JOAQUIN, CITY OF STOCKTON, DESCRIBED AS FOLLOWS:

A PARCEL OF LAND BEING A PORTION OF SECTION 8, TOWNSHIP 1 NORTH, RANGE 6 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT GPS OCCUPIED POINT 306 AS SHOWN ON THAT CERTAIN MAP FILED FOR RECORD ON AUGUST 30, 1994 IN BOOK 33 OF SURVEYS AT PAGE 20, SAN JOAQUIN COUNTY RECORDS, SAID POINT HAVING COORDINATES OF NORTHING 2167315.376 AND EASTING 6320382.066; THENCE SOUTH 37°50’04” EAST 382.77 FEET TO THE WEST RIGHT-OF-WAY LINE OF NAVY DRIVE AND BEING THE TRUE POINT OF BEGINNING; THENCE LEAVING SAID WEST RIGHT-OF-WAY LINE SOUTH 49°50’ 10” WEST 18.52 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 75.00 FEET, A CENTRAL ANGLE OF 72°47’46” AND AN ARC LENGTH OF 95.29 FEET; THENCE NORTH 57°22’04” WEST 539.60 FEET; THENCE NORTH 61°29’20” WEST 158.40 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 534.44 FEET, A CENTRAL ANGLE OF 71°29’44” AND AN ARC LENGTH OF 666.89 FEET; THENCE SOUTH 47°00’55” WEST 843.28 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 381.00 FEET, A CENTRAL ANGLE OF 3°11’34” AND AN ARC LENGTH OF 21.23 FEET; THENCE SOUTH 45°25’09” WEST 55.02 FEET; THENCE ALONG A NON TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 150.00 FEET, A CENTRAL ANGLE OF 15°52’13”, A CHORD BEARING AND DISTANCE OF SOUTH 37°29’02” WEST 41.42 FEET, AND AN ARC LENGTH OF 41.55 FEET; THENCE ALONG A NON TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 390.00 FEET, A CENTRAL ANGLE OF 40°18’09”, A CHORD BEARING AND DISTANCE OF SOUTH 09°23’52” WEST 268.71 FEET AND AN ARC LENGTH OF 274.33 FEET; THENCE NORTH 47°00’55” EAST 62.21 FEET; THENCE ALONG A NON TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 339.00 FEET, A CENTRAL ANGLE OF 52°09’07”, A CHORD BEARING AND DISTANCE OF NORTH 20°56’22” EAST 298.02 FEET, AND AN ARC LENGTH OF 308.56 FEET; THENCE NORTH 47°00’55” EAST 843.28 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 492.44 FEET, A CENTRAL ANGLE OF 75°37’01” AND AN ARC LENGTH OF 649.90 FEET; THENCE SOUTH 57°22’04” EAST 803.05 FEET; THENCE NORTH 49°50’10” EAST 97.31 FEET TO SAID WEST RIGHT-OF-WAY LINE; THENCE ALONG SAID RIGHT-OF-WAY LINE NORTH 40°10’45” WEST 100.00 FEET TO THE TRUE POINT OF BEGINNING CONTAINING 2.97 ACRES MORE OR LESS.

STOCKTON ACCESS EASEMENT

ALL THAT REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF SAN JOAQUIN, CITY OF STOCKTON, DESCRIBED AS FOLLOWS:

A PARCEL OF LAND BEING A PORTION OF SECTION 8, TOWNSHIP 1 NORTH, RANGE 6 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

SCHEDULE 5.13(a)

31

COMMENCING AT GPS OCCUPIED POINT 306 AS SHOWN ON THAT CERTAIN MAP FILED FOR RECORD ON AUGUST 30, 1994 IN BOOK 33 OF SURVEYS AT PAGE 20, SAN JOAQUIN COUNTY RECORDS, SAID POINT HAVING COORDINATES OF NORTHING 2167315.376 AND EASTING 6320382.066; THENCE SOUTH 37°50’04” EAST 382.77 FEET TO THE WEST RIGHT-OF-WAY LINE OF NAVY DRIVE AND BEING THE TRUE POINT OF BEGINNING; THENCE LEAVING SAID WEST RIGHT-OF-WAY LINE SOUTH 49°50’10” WEST 18.52 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 75.00 FEET, A CENTRAL ANGLE OF 72°47’46” AND AN ARC LENGTH OF 95.29 FEET; THENCE NORTH 57°22’04” WEST 539.60 FEET; THENCE NORTH 61°29’20” WEST 158.40 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 534.44 FEET, A CENTRAL ANGLE OF 71°29’44” AND AN ARC LENGTH OF 666.89 FEET; THENCE SOUTH 47°00’55” WEST 843.28 FEET; THENCE ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 381.00 FEET, A CENTRAL ANGLE OF 3°11’34” AND AN ARC LENGTH OF 21.23 FEET; THENCE SOUTH 45°25’09” WEST 55.02 FEET; THENCE ALONG A NON TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 150.00 FEET, A CENTRAL ANGLE OF 15°52’13”, A CHORD BEARING AND DISTANCE OF SOUTH 37°29’02” WEST 41.42 FEET, AND AN ARC LENGTH OF 41.55 FEET; THENCE ALONG A NON TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 390.00 FEET, A CENTRAL ANGLE OF 40°18’09”, A CHORD BEARING AND DISTANCE OF SOUTH 09°23’52” WEST 268.71 FEET AND AN ARC LENGTH OF 274.33 FEET; THENCE NORTH 47°00’55” EAST 62.21 FEET; THENCE ALONG A NON TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 339.00 FEET, A CENTRAL ANGLE OF 52°09’07”, A CHORD BEARING AND DISTANCE OF NORTH 20°56’22” EAST 298.02 FEET, AND AN ARC LENGTH OF 308.56 FEET; THENCE NORTH 47°00’55” EAST 843.28 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 492.44 FEET, A CENTRAL ANGLE OF 75°37’01” AND AN ARC LENGTH OF 649.90 FEET; THENCE SOUTH 57°22’04” EAST 803.05 FEET; THENCE NORTH 49°50’10” EAST 97.31 FEET TO SAID WEST RIGHT-OF-WAY LINE; THENCE ALONG SAID RIGHT-OF-WAY LINE NORTH 40°10’45” WEST 100.00 FEET TO THE TRUE POINT OF BEGINNING CONTAINING 2.97 ACRES MORE OR LESS.

STOCKTON PIPELINE EASEMENT

ALL THAT REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF SAN JOAQUIN, CITY OF STOCKTON, DESCRIBED AS FOLLOWS:

A PARCEL OF LAND BEING A PORTION OF SECTION 8, TOWNSHIP 1 NORTH, RANGE 6 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT GPS OCCUPIED POINT 306 AS SHOWN ON THAT CERTAIN MAP FILED FOR RECORD ON AUGUST 30, 1994 IN BOOK 33 OF SURVEYS AT PAGE 20, SAN JOAQUIN COUNTY RECORDS, SAID POINT HAVING COORDINATES OF NORTHING 2167315.376 AND EASTING 6320382.066; THENCE SOUTH 10°57’33” WEST 627.57 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 86°59’47” EAST 593.64 FEET TO THE WEST RIGHT-OF-WAY LINE OF NAVY DRIVE; THENCE CONTINUING ALONG SAID WEST RIGHT-OF-WAY LINE SOUTH 40°10’45” EAST 188.26 FEET; THENCE LEAVING SAID WEST RIGHT-OF-WAY LINE SOUTH 86°59’47” WEST 77.51 FEET; THENCE ALONG A NON TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 539.06 FEET, A CENTRAL ANGLE OF 10°47’32”, A CHORD BEARING AND DISTANCE OF NORTH 30°25’13” WEST 101.39 FEET, AND AN ARC LENGTH OF 101.54 FEET; THENCE SOUTH 86°59’47” WEST 583.40 FEET; THENCE NORTH 02°49’08” WEST 60.00 FEET TO THE TRUE POINT OF BEGINNING CONTAINING 0.98 ACRES MORE OR LESS.

SCHEDULE 5.13(a)

32

SCHEDULE 5.19(a)(i)
to Exit Credit Agreement

ENVIRONMENTAL WARRANTIES

Madera:

Pacific Ethanol Madera, LLC elected to place certain air permits on a “Dormant” status, thus eliminating the unnecessary expense associated with periodic air quality testing. Reactivation of the permits is an administrative matter, requiring only seven days’ written notice to the air district. In addition, all testing requirements will be required to be updated within 60 days of restart.

SCHEDULE 5.19(a)(i)

33

SCHEDULE 5.19(d)(ii)
to Amended and Restated DIP Credit Agreement

UNDERGROUND STORAGE TANKS

None.

SCHEDULE 5.19(d)(ii)

34

SCHEDULE 5.23
to Credit Agreement

SEPARATENESS PROVISIONS

A.       In the case of Pacific Holding:

(1)       Pacific Holding shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that Pacific Holding shall not be required to preserve any such right or franchise if the member of Pacific Holding shall determine that the preservation thereof is no longer desirable for the conduct of its business and that the loss thereof is not disadvantageous in any material respect to Pacific Holding. For so long as any Obligation remains outstanding, Pacific Holding shall:

(a)       maintain its own separate books and records and bank accounts (other than the Project Accounts);

(b)       at all times conduct its business solely in its own name in a manner not misleading to other Persons as to its identity;

(c)       file its own tax returns, if any, as may be required under applicable law, to the extent (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;

(d)       not commingle its assets with assets of any other Persons and hold all of its assets in its own name (except to the extent otherwise provided in the Financing Documents );

(e)       strictly comply with all organizational formalities to maintain its separate existence;

(f)       maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person (other than any of Pacific Holding’s subsidiaries), and not have its assets listed on any financial statement of any other Person; provided, however, that Pacific Holding’s assets may be included in consolidated financial statements of one of its Affiliates, provided that (i) appropriate disclosure within the consolidated financial statements or footnotes thereto shall be made to indicate the separateness of Pacific Holding from such Affiliate and to indicate that Pacific Holding’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (ii) such assets shall also be listed on Pacific Holding’s own separate balance sheet;

(g)       pay its own liabilities only out of its own funds or from the Project Accounts; provided, however, the foregoing shall not require the member of Pacific Holding to make any additional capital contributions to Pacific Holding;

SCHEDULE 5.23

35

(h)       maintain an arm’s-length relationship with its Affiliates and the member of Pacific Holding and enter into transactions with Affiliates and any such member only on a commercially reasonable basis and on terms similar to those of an arm’s-length transaction (except to the extent it may (i) guarantee the obligations of another Borrower as permitted under the Financing Documents or (ii) enter into any contract or any other Affiliate transaction permitted under the Credit Agreement);

(i)       correct any known misunderstanding regarding its separate identity and not identify itself as a division of any other Person;

(j)       maintain adequate capital in light of its contemplated business purpose, transactions and liabilities; provided, however, the foregoing shall not require the member of Pacific Holding to make any additional capital contributions to Pacific Holding; and

(k)       cause any directors, officers, agents and other representatives of Pacific Holding to act at all times with respect to Pacific Holding consistently and in furtherance of the foregoing and in the best interests of Pacific Holding.

B.       In the case of each other Borrower:

(1)       Such Borrower shall maintain separate bank accounts and separate books of account from each other Borrower and the Pledgor (other than the Project Accounts maintained in accordance with the Credit Agreement). The separate liabilities of such Borrower shall be readily distinguishable from the liabilities of each of its Affiliates, including the Pledgor (except to the extent otherwise contemplated by the Transaction Documents). Such Borrower shall conduct its business solely in its own name in a manner not misleading to other Persons as to its identity.

(2)       Such Borrower shall not, so long as any Obligation is outstanding and to the extent restricted by the Financing Documents, amend, alter or change the terms of its limited liability company agreement in any material respect unless the Administrative Agent consents.

(3)       For so long as any Obligation remains outstanding, such Borrower shall:

(a)       maintain its own separate books and records and bank accounts (other than the Project Accounts);

(b)       file its own tax returns, if any, as may be required under applicable law, to the extent (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;

(c)       not commingle its assets with assets of any other Persons and hold all of its assets in its own name (except to the extent otherwise provided in the Financing Documents);

(d)       strictly comply with all organizational formalities to maintain its separate existence;

SCHEDULE 5.23

36

(e)       pay its own liabilities only out of its own funds or from the Project Accounts, provided, however, the foregoing shall not require the member of such Borrower to make any additional capital contributions to such Borrower;

(f)       maintain an arm’s-length relationship with its Affiliates and the member of such Borrower and enter into transactions with Affiliates and the member of such Borrower only on a commercially reasonable basis and on terms similar to those of an arm’s-length transaction (except to the extent it may (1) guarantee the obligations of another Borrower as permitted under the Financing Documents or (2) enter into any contract or any other Affiliate transaction permitted under the Credit Agreement);

(g)       correct any known misunderstanding regarding its separate identity and not identify itself as a division of any other Person;

(h)       maintain adequate capital in light of its contemplated business purpose, transactions and liabilities; provided, however, the foregoing shall not require the member of such Borrower to make any additional capital contributions to such Borrower; and

(i)       cause any directors, officers, agents and other representatives of such Borrower to act at all times with respect to such Borrower consistently and in furtherance of the foregoing and in the best interests of such Borrower.

SCHEDULE 5.23

37

SCHEDULE 5.28
to Credit Agreement

LEGAL NAMES AND PLACE OF BUSINESS

Legal Names

Pacific Holding: Pacific Ethanol Holding Co. LLC, a Delaware limited liability company.

Madera: Pacific Ethanol Madera LLC, a Delaware limited liability company.

Boardman:	Pacific Ethanol Columbia, LLC, a Delaware limited liability company. This entity was known as PE Columbia Ethanol, LLC from its formation until March 2006.

Stockton:	Pacific Ethanol Stockton LLC, a Delaware limited liability company. This entity was known as Pacific Ethanol Visalia LLC from its formation until June 2006.

Burley: Pacific Ethanol Magic Valley, LLC, a Delaware limited liability company.

Sole Place of Business and Chief Executive Office of Each Borrower

400 Capitol Mall, Suite 2060

Sacramento, California 95814

SCHEDULE 5.28

38

SCHEDULE 5.29
to Credit Agreement

BROKER FEES

None.

SCHEDULE 5.29

39

SCHEDULE 6.01(a)(ix)
to Credit Agreement

PART A – Closing Date Consents

1.       The Asset Management Agreement.

2.       The Grain Supply Agreements.

3.       The Ethanol Offtake Agreements.

4.       The DG Offtake Agreements.

PART B – Post Closing Consents

1.       The Burley Heiskell GSA.

2.       The Stockton Heiskell GSA.

3.       The Boardman CHS GSA.

SCHEDULE 6.01(a)(ix)

40

SCHEDULE 6.01(m)A
to Credit Agreement

Initial Budget

See attached.

SCHEDULE 6.01(m)A

41

PEHC Q4'12 QUARTERLY BUDGET	September 28, 2012

PEHC Q4'12 quarterly budget ("Q412 Budget") was developed from the PEHC 2012 annual budget ("Prior Budget") with updated commodity prices and cost reduction.

Commodity and Operation Assumptions

Commodity price assumptions are based on recent market moves, with

  Corn price: assuming futures of $7.50/bu based on September ten days trading average.
  Commodity margin: assumes an increase from 10 cpg in Week 1 to 25 cpg in Week 4 and then holding steady through the remainder of the quarter.
  Ethanol, WDG/Syrup, natural gas prices are also updated based on traders' estimates and current market information/existing positions. Please note the risks associated with commodity given the market volatility.
  For Stockton facility, the model assumes Milo as 50% of feedstock throughout the fourth quarter.
  The budget assumes production rate to be 75% for Columbia, 100% for Magic Valley and 90% for Stockton. Blend ratio is 2.25%.

Other Cash Budget Items

  Working Capital Assumptions: The budget assumes Kinergy to pay plants earlier by maximum $9M from the end of Q3. On average, Kinergy is to pay plants earlier by 5-7 days.
  Beginning week of new quarterly budget: The Q412 Budget begins on Oct 1st and ends on Dec 30th; beginning cash is based/reconciled based on estimated ending cash balance based on latest weekly forecasts.
  Capital Expenditures: Capital expenditure budget was revised given the current tight cash situation, with 2012 totaling at $1.5M, compared to original budget of $4M and prior forecasts of $2.9M. For Q42012, we expect to incur $0.5M, compared to $1.5M in the original annual budget. Please see Appendix III for schedule.

13 Week Weekly Cash Flow Scenario Analysis

We also provide a scenario analysis to evaluate the impact on cash flow:

  Assume sales of Madera to Pitman to be completed in November, with proceeds totaling $10M received by month end. $5M is to pay down term loan and the other $5M is to pay down revolver facility. Revolver usage increases to $42.4M by Week 8 consistent with the Base Case but is then reduced to $36M with 1/2 the proceeds from the asset sale is used to reduce revolver balance and service liquidity needs.
  Assume Targa project is to be in effective in December. Proceeds total $3M with $0.1M deposits In the middle of October and $2.9 coming in the beginning of December.

  SCHEDULE 6.01(m) A

42

PEHC Q4'12 QUARTERLY BUDGET	September 28, 2012

Table 1: Comparison of Annual Budget and Quarterly Budget

	Annual Budget				Quarterly Budget				Quarterly Actuals
	Q112	Q212	Q312	Q412	Q112	Q212	Q312	Q412	Q112	Q212	Jul-Aug

Commodity Prices
Ethanol (OPIS LA) $/gal	$2.70	$2.77	$2.79	$2.66	$2.49	$2.59	$2.62	$2.57	$2.32	$2.29	$2.74
Corn (futures) $/bu	$6.78	$6.87	$6.56	$6.07	$6.33	$6.55	$6.20	$7.50	$6.41	$6.13	$7.81
Commodity Margin S/gal	$0.45	$0.50	$0.60	$0.60	$0.35	$0.40	$0.50	$0.23	$0.22	$0.24	$0.23
Total sales gallons - mm	39.1	39.5	40.4	40.0	39.1	37.8	40.0	35.5	35.3	37.2	n/a
Income Statements
Sales $mm	$131.3	$135.9	$138.4	$129.8	$122.2	$122.9	$132.2	$124.0	$105.9	$112.7	n/a
Cost of Goods Sold	132.6	135.1	133.5	125.4	127.9	125.3	130.9	130.8	115.3	119.3	n/a
Gross profit	(1.3)	0.8	4.9	4.4	(5.7)	(2.4)	1.3	(6.8)	(9.4)	(6.6)	n/a
SG&A Expenses	1.2	1.2	1.2	1.2	1.2	1.1	1.1	1.0	1.0	1.0	n/a
PEHC Board Level SG&A	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.1	0.4	0.4	n/a
Depreciation/Amortization	0.3	0.3	0.2	0.2	0.3	0.3	0.2	0.2	0.3	0.3	n/a
Interest Expense (Income)	2.6	2.7	2.8	2.7	2.5	2.7	2.8	2.9	2.6	2.9	n/a
Net income (loss)	$(5.6)	$(3.6)	$0.6	$0.1	$(9.8)	$(6.7)	$(3.1)	$(11.0)	$(13.6)	$(11.2)	n/a
Consol EBITDA	$0.1	$2.2	$6.3	$5.7	$(4.4)	$(1.1)	$2.7	$(5.2)	$(8.1)	$(5.4)	n/a
Consol EBITDA $/gal	$0.00	$0.05	$0.15	$0.14	$(0.11)	$(0.03)	$0.07	$(0.15)	$(0.23)	$(0.15)	n/a

Table 2: Capital Expenditure Budget Summary

	Annual Budget					Actuals & Forecasts
	Q112	Q212	Q312	Q412	TOTAL	Q112 A	Q212 A	Q312 A	Q412	TOTAL
PECOL	$200,000	$352,500	$65,000	$700,000	$1,317,500	$–	$9,200	$210,800	$-	$220,000
PEMV	132,000	273,000	276,250	78,750	760,000	125,952	$37,163	$134,214	$191,684	489,013
PES	245,000	305,000	665,000	700,000	1,915,000	21,795	$138.031	$282,500	$355,000	797,326
Total	$577,000	$930,500	$1,006,250	$1,478,750	$3,992,500	$147,747	$184,394	$627,514	$546,684	$1,506,339

Appendix I: Quarterly Budget - Mthly P&L Budget

Appendix II: Quarterly Budget - 13-wk Weekly Cash Flow

Appendix III: Capital Expenditure Schedule 2012

Appendix IV: Quarterly Budget - 13-wk Weekly Cash Flow Scenario Analysis

SCHEDULE 6.01(m)A

43

Appendix I - 2012Q4 Budget Financial Statements

New PEHoldco LLC Consolidated

Income Statement/Balance Sheet/Cash Flow Statements Forecast

Q4'12 Quarterly Budget

		Oct-12	Nov-12		Dec-12		Total Q412

Production Gallons		12,068,580	11,419,373		12,001,994		35,489,947
OPIS LA Corn	$ $	2.528 7.500	$2.598 7.500		$2.598 7.500		$2.575 7.500
				$		$ $
Commodity Crush Margin		$0.180	$0.250		$0.250		$0.227
Income Statement Forecast
Sales
Ethanol Co-products Other/CEPIP		$30,826,456 11,030,300 -	$29,844,789 10,430,216 -		$30,939,316 10,967,000 -		$91,610,561 32,427,516 -
Total sales		41,856,757	40,275,005		41,906,316		124,038,078

Cost of Goods Sold
Raw materials and Ingredients		41,220,907	38,836,788		40,336,273		120,393,967
Labor		1,167,453	1,045,066		1,153,455		3,365,974
Maintenance, supplies							-
Production overhead		565,430	556,381		555,295		1,677,106
Depreciation expense - PPE		927,810	925,727		929,070		2,782,607
Ethanol maliceting fee		274,603	258,565		269,202		802,370
WDG marketing fee		380,815	360,324		378,607		1,119,746
Com procurement fee		195,848	185,310		194,712		575,869
Non-cash compensation		25,083	25,083		25,083		75,250
Derivative (gain) loss		-	-		-
Total cost of goods sold		44,757,950	42,193,244		43,841,697		130,792,890

Gross profit		(2,901,193)	(1,918,239)		(1,935,381)		(6,754,813)

SG&A Expenses
O&M fee		273,000	273,000		273,000		819,000
Other 508,A at ethanol plants		33,083	33,083		33,083		99,250
PEHC Professional Fee (audit/ property tax/license		41,967	41.967		41,967		125,900
Total SG&A expenses		348,050	348,050		348,050		1,044,150

Operating Income (loss) before special items		(3,249,243)	(2,266,289)		(2,283,431)		(7,798,963)

PEHC Board Level SG&A
Board
Officer
Advisor		15,000	15,000		15,000		45,000
Bank Advisor		10,000	10,000		10,000		30,000
Other SG&A		15,000	15,000		15,000		45,000
D&O insurance		6,667	6,667		6.667		20,000
Total PEHC Board Level SG&A		46,667	46,667		46,667		140,000

Depreciation/Amortization
Depreciation expense - non-plant		2,822	2,822		2,822		8,467
Amortization expense- intangible assets		-	-		-
Amortixation expense- financing costs		52,036	50,358		52,036		154.431
Total depreciation/amortization		54,859	53,180		54,859		162,897

Interest Expense (Income)
Term Loan A		585,081	566,208		585,081		1,736,371
Exit Fanny Revolver		353,345	395,027		413,619		1,161,992
Bank fee		6,500	6,500		36,500		49,500
Interest Income		-	-		-		-
Total Interest expense (income)		944,927	967,735		1,035,201		2,947,863

Net Income (loss)		$(4,295,695)	$(3,333,871)		$(3,420,157)		$(11,049,723)

Plants EBITDA $		$(2,279,466)	(1,298,585)		(1,312,394		(4,890,456)
Consol EBITDA $		$(2,368,100)	$(1,387,229)		$(1,401,028)		$(5,156,356
Consol EBITDA $/gal							(0.15)

SCHEDULE 6.01(m) A

44

CONFIDENTIAL

Pacific Ethanol Holding Company, LLC

Income Statement Forecast

Years Ending December 31, 2012

	Oct-12	Nov-12	Dec-12	Total Q412

Sales
Ethanol	$-	$-	$-	$-
Co-products	-	-	-	-
Other/CEPIP	-	-	-	-
Total sales	-	-	-	-

Cost of Goods Sold
Raw materials and ingredients	-	-	-	-
Labor, maintenance, supplies	-	-	-	-
Production overhead	-	-	-	-
Depreciation expense - PPE	-	-	-	-
Ethanol marketing fee	-	-	-	-
WDG marketing fee	-	-	-	-
Corn procurement fee	-	-	-	-
Non-cash compensation	5,833	5,833	5,833	17,500
Derivative (gain) loss	-	-	-	-
Total cost of goods sold	5,833	5,833	5,833	17,500

Gross profit	(5,833)	(5,833)	(5,833)	(17,500)

SG&A Expenses
Other SG&A at ethanol plants	-	-	-	-
O&M fee	-	-	-	-
PEHC Professional Fee (audit/property tax/license fee	41,967	41,967	41,967	125,900
Total SG&A expenses	41,967	41,967	41,967	125,900

Operating income (loss) before special items	(47,800)	(47,800)	(47,800)	(143,400)

PEHC Board Level SG&A
Board	-	-	-	-
Officer	-	-	-	-
Advisor	15,000	15,000	15,000	45,000
Bank Advisor	10,000	10,000	10,000	30,000
Other SG&A	15,000	15,000	15,000	45,000
D&O Insurance	6,667	6,667	6,667	20,000
Total PEHC Board Level SG&A	46,667	46,667	46,667	140,000

Depreciation/Amortization
Depreciation expense - non-plant	-	-	-	-
Amortization expense - intangible assets	-	-	-	-
Amortization expense - financing costs	52,036	50,358	52,036	154,431
Total depreciation/amortization	52,036	50,358	52,036	154,431

Interest Expense (Income)
Term Loan A	585,081	566,208	585,081	1,736,371
Exit Facility Revolver	353,345	395,027	413,619	1,161,992
Bank fee (bank analysis fee + WF agency fee)	6,500	6,500	36,500	49,500
Interest income	-	-	-	-
Total interest expense (income)	944,927	967,735	1,035,201	2,947,863

Net income (loss)	$(1,091,430)	$(1,112,560)	$(1,181,704)	$(3,385,693)

EBITDA $	$(94,467)	$(94,467)	$(94,467)	$(283,400)

SCHEDULE 6.01(m)A

45

CONFIDENTIAL

Pacific Ethanol Columbia, LLC

Income Statement Forecast

Years Ending December 31, 2012

	Oct-12		Nov-12	Dec-12	Total Q412

Sales
Ethanol	$6,721,980		$5,952,357	$6,372,904	$19,047,241
Co-products	2,428,527		2,115,169	2,350,188	6,893,884
Other/CEPIP	-		-	-	-
Total sales	9,150,507		8,067,526	8,723,092	25,941,126

Cost of Goods Sold
Raw materials and ingredients	9,128,524		7,875,216	8,460,075	25,463,814
Labor, maintenance, supplies	400,898		288,189	290,898	979,984
Production overhead	133,997		131,997	127,997	393,992
Depreciation expense - PPE	208,476		206,400	208,546	623,422
Ethanol marketing fee	59,990		51,687	55,339	167,016
WDG marketing fee	81,475		70,962	78,847	231,284
Corn procurement fee	41,902		36,495	40,550	118,946
Non-cash compensation	5,833		5,833	5,833	17,500
Derivative (gain) loss	-		-	-	-
Total cost of goods sold	10,061,095		8,666,779	9,268,084	27,995,959

Gross profit	(910,588)		(599,253)	(544,992)	(2,054,833)

SG&A Expenses
O&M fee	77,000		77,000	77,000	231,000
Other SG&A at ethanol plants	6,167		6,167	6,167	18,500
PEHC Professional Fee (audit/property tax/license fee	-		-	-	-
Total SG&A expenses	83,167		83,167	83,167	249,500

Operating income (loss) before special items	(993,755)		(682,420)	(628,159)	(2,304,333)

PEHC Board Level SG&A
Board	-		-	-	-
Officer	-		-	-	-
Advisor	-		-	-	-
Bank Advisor	-		-	-	-
Other SG&A	-		-	-	-
D&O Insurance	-		-	-	-
Total PEHC Board Level SG&A	-		-	-	-

Depreciation/Amortization
Depreciation expense - non-plant	1,140		1,140	1,140	3,419
Amortization expense	-		-	-	-
Total depreciation/amortization	1,140		1,140	1,140	3,419

Interest Expense (Income)
Term Loan A	-		-	-	-
Exit Facility Revolver	-		-	-	-
Bank fee	-		-	-	-
Interest income	-		-	-	-
Total interest expense (income)	-		-	-	-

Net income (loss)	$(994,895)		$(683,559)	$(629,299)	$(2,307,753)

EBITDA $ before special Items	$(785,276)	$	$ (476,020)	$419,613	$(1,680,911)

SCHEDULE 6.01(m) A

46

CONFIDENTIAL

Pacific Ethanol Magic Valley, LLC

Income Statement Forecast

Years Ending December 31, 2012

	Oct-12	Nov-12	Dec-12	Total Q412

Sales
Ethanol	$12,606,372	$12,537,178	$13,269,590	$38,413,140
Co-products	4,526,477	4,375,594	4,677,359	13,579,430
Other/CEPIP	-	-	-	-
Total sales	17,132,849	16,912,772	17,946,950	51,992,571

Cost of Goods Sold
Raw materials and ingredients	17,148,713	16,592,103	17,574,505	51,315,323
Labor, maintenance, supplies	324,578	320,784	370,578	1,015,940
Production overhead	144,765	144,551	144,980	434,296
Depreciation expense - PPE	256,679	257,284	256,807	770,769
Ethanol marketing fee	112,363	108,617	116,108	337,088
WDG marketing fee	155,967	150,768	161,166	467,902
Corn procurement fee	80,212	77,538	82,885	240,635
Non-cash compensation	5,833	5,833	5,833	17,500
Derivative (gain) loss	-	-	-	-
Total cost of goods sold	18,229,111	17,657,480	18,712,863	54,599,454

Gross profit	(1,096,262)	(744,708)	(765,914)	(2,606,884)

SG&A Expenses
O&M fee	77,000	77,000	77,000	231,000
Other SG&A at ethanol plants	12,000	12,000	12,000	36,000
PEHC Professional Fee (audit/property tax/license fee	-	-	-	-
Total SG&A expenses	89,000	89,000	89,000	267,000

Operating income (loss) before special items	(1,185,262)	(833,708)	(854,914)	(2,873,884)

PEHC Board Level SG&A
Board	-	-	-	-
Officer	-	-	-	-
Advisor	-	-	-	-
Bank Advisor	-	-	-	-
Other SG&A	-	-	-	-
D&O Insurance	-	-	-	-
Total PEHC Board Level SG&A	-	-	-	-

Depreciation/Amortization
Depreciation expense - non-plant	370	370	370	1,111
Amortization expense	-	-	-	-
Total depreciation/amortization	370	370	370	1,111

Interest Expense (Income)
Term Loan A	-	-	-	-
Exit Facility Revolver	-	-	-	-
Bank fee	-	-	-	-
Interest income	-	-	-	-
Total interest expense (income)	-	-	-	-

Net income (loss)	$(1,185,632)	$(834,079)	$(855,284)	$(2,874,995)

EBITDA $ before special Items	$(928,583)	$(576,425)	$(598,107)	$(2,103,114)

SCHEDULE 6.01(m)A

47

CONFIDENTIAL

Pacific Ethanol Stockton, LLC

Income Statement Forecast

Years Ending December 31, 2012

	Oct-12	Nov-12	Dec-12	Total Q412

Sales
Ethanol	$11,498,105	$11,355,253	$11,296,822	$34,150,180
Co-products	4,075,296	3,939,453	3,939,453	11,954,202
Other/CEPIP	-	-	-	-
Total sales	15,573,401	15,294,706	15,236,274	46,104,381

Cost of Goods Sold
Raw materials and ingredients	14,933,006	14,358,802	14,291,028	43,582,835
Labor, maintenance, supplies	352,742	348,333	402,742	1,103,817
Production overhead	203,506	196,671	196,597	596,775
Depreciation expense - PPE	282,873	282,261	283,935	849,069
Ethanol marketing fee	102,250	98,261	95,755	298,267
WDG marketing fee	143,373	138,594	138,594	420,560
Corn procurement fee	73,735	71,277	71,277	216,288
Non-cash compensation	5,833	5,833	5,833	17,500
Derivative (gain) loss	-	-	-	-
Total cost of goods sold	16,097,317	15,500,032	15,487,761	47,085,111

Gross profit	(523,917)	(205,326)	(251,487)	(980,730)

SG&A Expenses
O&M fee	77,000	77,000	77,000	231,000
Other SG&A at ethanol plants	12,000	12,000	12,000	36,000
PEHC Professional Fee (audit/property tax/license fee	-	-	-	-
Total SG&A expenses	89,000	89,000	89,000	267,000

Operating income (loss) before special items	(612,917)	(294,326)	(340,487)	(1,247,730)

PEHC Board Level SG&A
Board	-	-	-	-
Officer	-	-	-	-
Advisor	-	-	-	-
Bank Advisor	-	-	-	-
Other SG&A	-	-	-	-
D&O Insurance	-	-	-	-
Total PEHC Board Level SG&A	-	-	-	-

Depreciation/Amortization
Depreciation expense - non-plant	959	959	959	2,877
Amortization expense	-	-	-	-
Total depreciation/amortization	959	959	959	2,877

Interest Expense (Income)
Term Loan A	-	-	-	-
Exit Facility Revolver	-	-	-	-
Bank fee	-	-	-	-
Interest income	-	-	-	-
Total interest expense (income)	-	-	-	-

Net income (loss)	$(613,876)	$(295,285)	$(341,446)	$(1,250,607)

EBITDA $ before special Items	$(330,044)	$(12,065)	$(56,552)	$(398,661)

SCHEDULE 6.01(m)A

48

CONFIDENTIAL

Pacific Ethanol Madera, LLC

Income Statement Forecast

Years Ending December 31, 2012

	Oct-12	Nov-12	Dec-12

Sales
Ethanol	$-	$-	$-
Co-products	-	-	-
Other/CEPIP	-	-	-
Total sales

Cost of Goods Sold
Raw materials and ingredients	10,665	10,665	10,665
Labor, maintenance, supplies	89,235	87,760	89,237
Production overhead	83,161	83,161	85,721
Depreciation expense - PPE	179,783	179,783	179,783
Ethanol marketing fee	-	-	-
WDG marketing fee	-	-	-
Corn procurement fee	-	-	-
Non-cash compensation	1,750	1,750	1,750
Derivative (gain) loss	-	-	-
Total cost of goods sold	364,593	363,119	367,155

Gross profit	(364,593)	(363,119)	(367,155)

SG&A Expenses
O&M fee	42,000	42,000	42,000
Other SG&A at ethanol plants	2,917	2,917	2,917
PEHC Professional Fee (audit/property tax/license fee	-	-	-
Total SG&A expenses	44,917	44,917	44,917

Operating income (loss) before special items	(409,510)	(408,035)	(412,072)

PEHC Board Level SG&A
Board	-	-	-
Officer	-	-	-
Advisor	-	-	-
Bank Advisor	-	-	-
Other SG&A	-	-	-
D&O Insurance	-	-	-
Total PEHC Board Level SG&A	-	-	-

Depreciation/Amortization
Depreciation expense - non-plant	353	353	353
Amortization expense	-	-	-
Total depreciation/amortization	353	353	353

Interest Expense (Income)
Term Loan A	-	-	-
Exit Facility Revolver	-	-	-
Bank fee	-	-	-
Interest income	-	-	-
Total interest expense (income)	-	-	-

Net income (loss)	$(409,863)	$(408,388)	$(412,425)

EBITDA $ before special Items	$(229,727)	$(228,253)	$(232,289)

SCHEDULE 6.01(m)A

49

Appendix II: Quarterly Budget – 13-wk Weekly Cash Flow

Pacific Ethanol Holding Co. LLC

As of September 27, 2012

	OCTOBER				NOVEMBER					DECEMBER
	wk 1 10/01-10/07	wk 2 10/08-10/14	wk 3 10/15-10/21	wk 4 10/22-10/28	wk 5 10/29-11/4	wk 6 11/5-11/11	wk 7 11/12-11/18	wk 8 11/19-11/25	wk 9 11/26-12/02	wk 10 12/03-12/09	wk 11 12/10-12/16	wk 12 12/17-12/23	wk 13 12/24-12/30
Commodity Margin $/gal	$0.10	$0.15	$0.20	$0.18	$0.25	$0.25	$0.25	$0.25	$0.25	$0.25	$0.25	$0.25	$0.25

Revenue, Operating & Plan Admin Accts
Beginning Cash Balance	1,454,889	$1,294,906	$737,502	$964,332	$804,920	$(148,237)	$193,349	$168,524	$126,539	$288,028	$(198,211)	$(103,364)	$(448,295)
Cash Inflows
Revenue - Ethanol (Kinergy)	7,109,459	6,683,883	6,629,297	6,557,746	6,595,861	6,868,034	6,676,417	6,676,417	6,962,830	6,751,898	6,751,898	6,962,830	6,962,830
Revenue - WDG (PAP) and others	2,474,019	2,369,675	2,382,444	2,310,646	2,310,646	2,382,444	2,284,067	2,284,067	2,382,444	2,310,646	2,310,646	2,382,444	2,382,444
Revenue - CEPIP	–	–	–	–	–	–	–	–	–	–	–	–	–
Others	–	–	–	–	–	–	–	–	–	–	–	–	–
Total Cash Inflows	9,583,478	9,053,558	9,011,741	8,868,392	8,906,507	9,250,478	8,960,485	8,960,485	9,345,274	9,062,544	9,062,544	9,345,274	9,345,274
Disbursements
Operating Disbursements
Corn	(8,200,067)	(8,200,067)	(7,693,909)	(8,200,067)	(8,200,067)	(7,534,787)	(8,200,067)	(8,200,067)	(7,693,909)	(8,200,067)	(8,200,067)	(8,200,067)	(8,200,067)
Natural Gas	(186,908)	(186,908)	(176,194)	(186,908)	(181,913)	(176,580)	(187,573)	(186,908)	(175,529)	(186,908)	(187,573)	(186,908)	(151,946)
Electricity	–	–	(118,267)	(268,873)	(128,815)	–	(10,000)	(336,630)	(125,714)	–	(10,000)	(75,165)	(363,509)
Insurance	–	–	–	–	(45,408)	–	–	–	(45,408)	–	–	–	–
Property Tax and other Taxes	–	–	220,000	–	–	–	(571,000)	–	380,000	–	(604,186)	–	–
Ethanol freight	(143,088)	(143,088)	(131,578)	(143,088)	6,912	(134,157)	(143,088)	(143,088)	(131,578)	(143,088)	(143,088)	(143,088)	(143,088)
Co-product freight	(43,042)	(43,042)	(43,042)	(43,042)	(43,042)	(36,894)	(43,042)	(43,042)	(43,042)	(43,042)	(43,042)	(43,042)	(43,042)
Lease Payments	–	–	–	–	(34,239)	–	–	–	(34,239)	–	–	–	(33,557)
Grain procurement and handling w/ PAP	–	–	–	(80,212)	–	–	–	–	(77,538)	–	–	–	(82,885)
Plant Supplies & Maintenance	(621,437)	(621,437)	(621,437)	(621,437)	(610,056)	(610,056)	(610,056)	(610,056)	(610,056)	(559,257)	(559,257)	(559,257)	(559,257)
Capital Expenditures	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)
Other PEHC costs
Professional fee	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)
Bank fee	–	–	–	(1,500)	–	–	–	–	(1,500)	–	–	–	(1,500)
Contingency	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)
Total Operating Disbursements	(9,271,363)	(9,271,363)	(8,641,248)	(9,621,947)	(9,313,450)	(8,569,294)	(9,841,647)	(9,596,612)	(8,635,335)	(9,209,183)	(9,824,034)	(9,284,348)	(9,655,673)
Asset Management Agreement
Direct Reimbursable Items under AMA
Payroll & Benefits - Plants & Plant Operations	(328,436)	(328,436)	–	(328,436)	–	(328,436)	–	(328,436)	–	(328,436)	–	(328,436)	–
Other Direct Expenses:
Insurance	–	–	–	(59,341)	–	–	–	(59,341)	–	–	–	(59,341)	–
Professional fee	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)
Total Direct Reimbursable Items under AMA	(330,296)	(330,296)	(1,860)	(389,637)	(1,860)	(330,296)	(1,860)	(389,637)	(1,860)	(330,296)	(1,860)	(389,637)	(1,860)
Asset Management Fee	(132,500)	–	(132,500)	–	(132,500)	–	(132,500)	–	(132,500)	–	(132,500)	–	(132,500)
Total Asset Management Agreement	(462,796)	(330,296)	(134,360)	(389,637)	(134,360)	(330,296)	(134,360)	(389,637)	(134,360)	(330,296)	(134,360)	(389,637)	(134,360)
Plan Administration Related Cash Flow	–	–	–	–	–	–	–	–	–	–	–	–	–
Board fee/Professional Fee	(9,302)	(9,302)	(9,302)	(16,219)	(9,302)	(9,302)	(9,302)	(16,219)	(9,302)	(9,302)	(9,302)	(16,219)	(9,302)
Interest & Fees	–	–	–	–	(402,551)	–	–	–	(404,788)	–	–	–	–
Total Disbursements	(9,743,461)	(9,610,961)	(8,784,911)	(10,027,804)	(9,859,663)	(8,908,893)	(9,985,310)	(10,002,469)	(9,183,786)	(9,548,782)	(9,967,697)	(9,690,205)	(9,799,336)
Exit Facility Funding	–	–	–	1,000,000	–	–	1,000,000	1,000,000	–	–	1,000,000	–	1,000,000
Ending Cash Balance	$1,294,906	$737,502	$964,332	$804,920	$(148,237)	$193,349	$168,524	$126,539	$288,028	$(198,211)	$(103,364)	$(448,295)	$97,644
Cumulative funding	$39,363,200	$39,363,200	$39,363,200	$40,363,200	$40,363,200	$40,363,200	$41,363,200	$42,363,200	$42,363,200	$42,363,200	$43,363,200	$43,363,200	$44,363,200
Net funding	38,068,294	38,625,698	38,398,868	39,558,280	40,511,437	40,169,851	41,194,676	42,236,661	42,075,172	42,561,411	43,466,564	43,811,495	44,265,556

SCHEDULE 6.01(m)A

50

Appendix III _ 2012 Capital Expenditure Plan: Q412 Forecasts

		2012
Capital Projects	Actual + Forecast	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
PEMV
2011 Capital Budget Carryover Items
Variable speed drive for PC-4504*	22,011			22,011
Live steam to Beer Column control (Delayed to 2013)	-
Purchase Demister	43,500			43,500
Install Demister	49,491						49,491
Demister Installation Added Scope (Working Thru Building)	33,663						33,663
Replace media in RTO	-
Purchase and install Slurry Density Meter	12,000							12,000
Slurry Tank replacement	139,152			125,952							13,200
Replace 930 front end loader	-			-		-	-		-	-	-	-	-
Replace air compressor at corn train load-out	-			-	-	-	-	-		-	-	-	-
Build office space for Commodities (delayed to 2013)	-			-	-	-	-	-	-	-	-	-	-
Build office space for Utility Operators (delayed to 2013)	-									-
Seal up or replace Whole Stillage screens	-						-
Plant triage	-							-
Liquid Yeast Cooler Installations (Replaced with Storage agreement	-							-
Beer Column Tray Redesign (Forecast reduced to $72.5k)	72,228								21,913	50,315
Corn Oil Project		-	-	-	-	-	-	-	-	-	-	-	50,000
Purchase and install Flare (Move to 2012)	82,971								39,486		43,485	-
Capital spares
Pogo' for corn train load-out (delayed to 2013)	-		-	-	-	-	-	-	-	-	-	-	-
Gearboxes for corn delivery conveyors	14,000						3,500	3,500	3,500	3,500	-
Other Capital spares	84,999									-	28,333	28,333	28,333
Items Moved to 2013	-
Refrigeration system for cream yeast	-
Replace Urea Tank	-											-	-
Condenser for PC Tank vapor	-
Add catwalks around tops of boilers	-
Install water treatment system for back-end water recovery	-

PEMV Totals	$ 439,013	$ -	$ -	$ 125,952	$ -	$ -	$ 37,163	$ 15,500	$ 64,899	$ 53,815	$ 85,018	$ 28,333	$ 78,333

PECOL
2011 Capital Budget Carryover Items
Install Slurry Density Meter*	14,243		4,295
Replace Beer Column Trays*	75,277			45,000
Expansion joints & Piping Upgrade	80,000			-	-	-	-	40,000	40,000		-	-	-
Replace telescoping boom lift (interim as needed rental at $300/wk)	-	-	-	-	-	-	-	-	-		-	-	-
Corn truck loading upgrades	75,000	-	-	-	-		-	-	-	75,000	-	-	-
Plant Triage (delayed to 2013)	-	-			-	-	-			-	-	-	-
Syrup solids density meter (delayed to 2013)	-	-	-		-	-	-	-	-	-		-	-
Inductive Automation (delayed to 2013)	-	-			-	-	-		-	-	-	-	-
Replace Kawasaki Mule (delayed to 2013)	-	-		-	-	-	-	-	-		-		-
Reconfigure evaporators	-	-	-	-	-	-	-						-
Capital Spares - Plates for Mash Cooler (reduced from 25k to 8k	8,000	-	-		-	-			8,000		-	-
Capital Spares - Belts and Buckets for BE-240 (delayed to 2013)	-
Capital Spares - Motor for Hammermill moved up to Sep	25,000									25,000
Centrifuge crane extension (delayed to 2013)	-	-	-	-		-		-	-	-		-	-
Burden carrier (delayed to 2013)	-	-		-	-			-	-		-	-	-
PPE & Clock In Building (delayed to 2013)	-	-		-	-		-		-		-		-
Corn bin laser level system (delayed to 2013)	-	-	-	-	-		-	-		-	-		-
Storage unit for safety/file storage (delayed to 2013)	-	-	-	-	-	-		-
Liquid Yeast Cooler Installations	12,000						9200	2,800
Upgrade Laterals in both Moecular Sieves (delayed to 2013)	-
Replace Rectifier Column Trays Reduced to 20k and 55k in 2013	20,000									20,000
Items Moved to 2013	-
Beer column burp tank	-	-	-	-	-	-	-	-	-	-		-	-
Pump suction knock out pots	-	-		-		-	-	-	-	-	-	-	-
Pump suction knock out pots	-	-		-	-		-	-	-	-	-	-	-

PECOL Totals	$ 220,000	$ -	$ -	$ -	$ -	$ -	$ 9,200	$ 42,800	$ 48,000	$ 120,000	$ -	$ -	$ -

SCHEDULE 6.01(m)A

51

Appendix III _ 2012 Capital Expenditure Plan: Q412 Forecasts

		2012
Capital Projects	Actual + Forecast	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec

PES
2011 Capital Budget Carryover Items
PES C201 1 00X Bin sweeps CO2011*	178,206	–		109,538	–	–	–	–	–	–	–	–	–
Replacement Handrail around loadout Sump CO2011*	5,507	–	5,507
PES C2012 001 Slurry density meter - CO 2011*	10,715	–	–		–	8,946	1,769	–	–	–	–	–	–
Add Plate Packs to Final Product Heat Exchanger CO2011	–	–
Paint Fiberglass Double Wall Pipe - Regulatory	23,352		18,352				–	5,000
Plant Triage	–	–		–	–	–	–	–		–	–	–	–
Inductive Automation	–	–		–	–	–	–	–	–	–	–	–	–
RTO Upgrades	92,033					–	92,033
CO2 Scrubber Distributor Spray Header	39,000					10,000	29,000
CO2 Scrubber Long Term Solution (increased to 150k)	160,000									25,000	100,000	35,000
Expansion joints & Piping Upgrade (delayed to 2013)	–	–		–				–	–			–
Piping support upgrades (delayed to 2013)	–	–	–	–		–		–				–	–
catwalk above boiler for steam valve isolation	30,000	–	–	–		–	–	–	–	–	30,000	–	–
Syrup solids density meter	–	–	–		–	–	–	–	–	–	–		–
Density control for final ethanol moisture control	–	–	–		–	–		–	–	–	–	–	–
Isolate rectifier from beer column for CIP (delayed to 2013)	–	–	–		–	–	–	–	–		–	–	–
cooling tower louvers (delayed to 2013)	–	–	–		–				–	–	–		–
Fire Pump House Construction Completion Regulatory	15,998						6,998	9,000
Evaporator process conversion	349,943	–		3,443				46,500	75,000	50,000	175,000	–	–
catwalk in DDE for Steam valve isolation	5,000	–	–		–	–	–		–	5,000	–	–	–
Assorted Capital Spares (Pending Plant Input)	–	–	–		–	–		–				–
Outdoor storage/cover for parts and consumables (delayed to	–	–	–	–	–	–		–	–	–		–	–
FM Global recommendations for water flow improvements on fire system (delayed to 2013)	–	–	–	–	–		–	–	–			–	–
reclaim line to beer well to accept offspec wine	–	–	–	–		–		–		–	–	–	–
Liquid Yeast Cooler Installations	12,000							–		12,000
Grain MCC Room AC Unit add 15k	25,000								25,000
Beer Column Tray Redesign	–							–
Fermentation Pump Energy Efficiency Project	45,000									30,000	15,000
Items Moved to 2013
Spare Centrifuge	–	–	–	–	–	–	–	–	–		–	–	–
Corn bin laser level system	–	–	–	–	–	–	–	–	–	–	–	–	–
Pump suction knock out pots	–	–	–	–	–	–	–	–	–	–	–	–	–
Beer column burp tank	–	–	–	–	–	–	–	–	–	–	–	–	–
CIP recovery system to discharge solids and recover caustic	–	–	–	–	–	–	–	–	–		–	–	–
PES Totals	$797,326	$–	$18,352	$3,443	$–	$10,000	128,031	$60,500	$100,000	$122,000	$320,000	$35,000	$–

PEM
PEM startup related	–	–	–	–	–	–	–	–	–	–	–	–	–
PEM capex after startup	–	–	–	–	–	–	–	–	–	–	–	–	–
PEM Totals	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–

GRAND TOTAL	$1,456,339	$–	$18,352	$129,395	$–	$10,000	$174,394	$118,800	$212,899	$295,815	$405,018	$63,333	$78,333

SCHEDULE 6.01(m)A

52

Appendix IV: Quarterly Budget – 13-wk Weekly Cash Flow Scenario Analysis

Pacific Ethanol Holding Co. LLC

As of September 27, 2012

	OCTOBER				NOVEMBER					DECEMBER
	wk 1 10/01-10/07	wk 2 10/08-10/14	wk 3 10/15-10/21	wk 4 10/22-10/28	wk 5 10/29-11/4	wk 6 11/5-11/11	wk 7 11/12-11/18	wk 8 11/19-11/25	wk 9 11/26-12/02	wk 10 12/03-12/09	wk 11 12/10-12/16	wk 12 12/17-12/23	wk 13 12/24-12/30

Commodity Margin $/gal	$0.10	$0.15	$0.20	$0.18	$0.25	$0.25	$0.25	$0.25	$0.25	$0.25	$0.25	$0.25	$0.25

Revenue, Operating & Plan Admin Accts
Beginning Cash Balance	1,454,889	$1,294,906	$837,502	$1,064,332	$(95,080)	$(48,193)	$293,392	$268,567	$226,583	$388,077	$(98,161)	$396,685	$51,755
Cash Inflows
Revenue - Ethanol (Kinergy)	7,109,459	6,683,883	6,629,297	6,557,746	6,595,861	6,868,034	6,676,417	6,676,417	6,962,830	6,751,898	6,751,898	6,962,830	6,962,830
Revenue - WDG (PAP) and others	2,474,019	2,369,675	2,382,444	2,310,646	2,310,646	2,382,444	2,284,067	2,284,067	2,382,444	2,310,646	2,310,646	2,382,444	2,382,444
Revenue - CEPIP	–	–	–	–	–	–	–	–	–	–	–	–	–
Others	–	100,000	–	–	–	–	–	–	5,000,000	–	2,900,000	–	–
Total Cash Inflows	9,583,478	9,153,558	9,011,741	8,868,392	8,906,507	9,250,478	8,960,485	8,960,485	14,345,274	9,062,544	11,962,544	9,345,274	9,345,274
Disbursements
Operating Disbursements
Corn	(8,200,067)	(8,200,067)	(7,693,909)	(8,200,067)	(8,200,067)	(7,534,787)	(8,200,067)	(8,200,067)	(7,693,909)	(8,200,067)	(8,200,067)	(8,200,067)	(8,200,067)
Natural Gas	(186,908)	(186,908)	(176,194)	(186,908)	(181,913)	(176,580)	(187,573)	(186,908)	(175,529)	(186,908)	(187,573)	(186,908)	(151,946)
Electricity	–	–	(118,267)	(268,873)	(128,815)	–	(10,000)	(336,630)	(125,714)	–	(10,000)	(75,165)	(363,509)
Insurance	–	–	–	–	(45,408)	–	–	–	(45,408)	–	–	–	–
Property Tax and other Taxes	–	–	220,000	–	–	–	(571,000)	–	380,000	–	(604,186)	–	–
Ethanol freight	(143,088)	(143,088)	(131,578)	(143,088)	6,912	(134,157)	(143,088)	(143,088)	(131,578)	(143,088)	(143,088)	(143,088)	(143,088)
Co-product freight	(43,042)	(43,042)	(43,042)	(43,042)	(43,042)	(36,894)	(43,042)	(43,042)	(43,042)	(43,042)	(43,042)	(43,042)	(43,042)
Lease Payments	–	–	–	–	(34,239)	–	–	–	(34,239)	–	–	–	(33,557)
Grain procurement and handling w/ PAP	–	–	–	(80,212)	–	–	–	–	(77,538)	–	–	–	(82,885)
Plant Supplies & Maintenance	(621,437)	(621,437)	(621,437)	(621,437)	(610,056)	(610,056)	(610,056)	(610,056)	(610,056)	(559,257)	(559,257)	(559,257)	(559,257)
Capital Expenditures	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)	(42,053)
Other PEHC costs
Professional fee	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)	(9,767)
Bank fee	–	–	–	(1,500)	–	–	–	–	(1,500)	–	–	–	(1,500)
Contingency	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)
Total Operating Disbursements	(9,271,363)	(9,271,363)	(8,641,248)	(9,621,947)	(9,313,450)	(8,569,294)	(9,841,647)	(9,596,612)	(8,635,335)	(9,209,183)	(9,824,034)	(9,284,348)	(9,655,673)
Asset Management Agreement
Direct Reimbursable Items under AMA
Payroll & Benefits - Plants & Plant Operations	(328,436)	(328,436)	–	(328,436)	–	(328,436)	–	(328,436)	–	(328,436)	–	(328,436)	–
Other Direct Expenses:
Insurance	–	–	–	(59,341)	–	–	–	(59,341)	–	–	–	(59,341)	–
Professional fee	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)	(1,860)
Total Direct Reimbursable Items under AMA	(330,296)	(330,296)	(1,860)	(389,637)	(1,860)	(330,296)	(1,860)	(389,637)	(1,860)	(330,296)	(1,860)	(389,637)	(1,860)
Asset Management Fee	(132,500)	–	(132,500)	–	(132,500)	–	(132,500)	–	(132,500)	–	(132,500)	–	(132,500)
Total Asset Management Agreement	(462,796)	(330,296)	(134,360)	(389,637)	(134,360)	(330,296)	(134,360)	(389,637)	(134,360)	(330,296)	(134,360)	(389,637)	(134,360)
Plan Administration Related Cash Flow	–	–	–	–	–	–	–	–	–	–	–	–	–
Board fee/Professional Fee	(9,302)	(9,302)	(9,302)	(16,219)	(9,302)	(9,302)	(9,302)	(16,219)	(9,302)	(9,302)	(9,302)	(16,219)	(9,302)
Interest & Fees	–	–	–	–	(402,507)	–	–	–	(404,782)	–	–	–	–
Total Disbursements	(9,743,461)	(9,610,961)	(8,784,911)	(10,027,804)	(9,859,620)	(8,908,893)	(9,985,310)	(10,002,469)	(9,183,780)	(9,548,782)	(9,967,697)	(9,690,205)	(9,799,336)
Exit Facility Funding	–	–	–	–	1,000,000	–	1,000,000	1,000,000	(5,000,000)	–	(1,500,000)	–	–
Ending Cash Balance	$1,294,906	$837,502	$1,064,332	$(95,080)	$(48,193)	$293,392	$268,567	$226,583	$388,077	$(98,161)	$396,685	$51,755	$(402,307)
Cumulative funding	$39,363,200	$39,363,200	$39,363,200	$39,363,200	$40,363,200	$40,363,200	$41,363,200	$42,363,200	$37,363,200	$37,363,200	$35,863,200	$35,863,200	$35,863,200
Net funding	38,068,294	38,525,698	38,298,868	39,458,280	40,411,393	40,069,808	41,094,633	42,136,617	36,975,123	37,461,361	35,466,515	35,811,445	36,265,507

SCHEDULE 6.01(m)A

53

Schedule 6.01(m)B

To Credit Agreement

INITIAL ANNUAL FORECAST

See Attached

SCHEDULE 6.01(m)B

54

[NPEHC 2012 BUDGET]	October 20, 2011

New PEholdco (“NPEHC”) 2012 monthly budget (“Annual Budget”) was developed through a bottom up process augmented by management input. More specifically, the Budget started from detailed GL level with inputs from each plant manager; then was reviewed by operational manager and FP&A department based on historical data, industry trend etc. Commodity prices assumptions are based on historical price performances, recent market dynamics and inputs from commodity traders.

ASSUMPTIONS/INPUTS

Facility Operation Status:

The Budget assumes Columbia facility, Magic Valley facility and Stockton facility to continue operations; while Madera facility will remain idle. Should plans change with regards to the state of the facilities, the budget should be revised to reflect changes. Also, the budget does not build in the scenario of production slow down, or temporarily shut down responding to various market margin conditions.

Production Forecasts:

Production forecasts are based on each facility operation plan/target; denaturant blend ratio is budgeted at 2.40%.

Commodity Price Assumptions:

Commodity crush margin is assumed to be 54cpg for the full year, with 45cpg for Q1, 50cpg for Q2 and 60cpg for Q3 and Q4. The seasonality was based on the historical trend while we believe that it will be lessened given the tighter ethanol demand and supply for 2012. Corn prices are based on the last 20 trading day average of CBOT corn forward curves; natural gas and basis are based on the latest 30 trading day average of NYMEX natural gas future contracts and clear-port basis contracts. WDG prices are based on ~80% of corn value; and syrup prices are based on ~76% of corn value. Please note the risks associated to each commodity given the market volatility.

Chart 1: Commodity Margin (2009-2011 mthly actuals and 2012 estimates)

SCHEDULE 6.01(m)B

55

	2012 Budget	Close - Sept 29
Ethanol $/gal	$2.728	$2.750
Corn $/bu	$6.570	$6.325
Nat gas $/mmbtu	$4.490	$3.747
Commodity CM $/gal	$0.538	$0.504

Commodity Yield Assumptions by Facility:

The yields of major commodities are generally based on historic yield performances, summarized as follows:

Table 2: Commodity Yield Assumptions Summary
	Corn	Co products	Nat Gas
	un-denatured gals per corn bushel	lbs per corn bushel	mmbtu per un-denatured gal
PECOL	2.71	50.0	0.020
PEMV	2.71	50.0	0.021
PES	2.71	50.0	0.022

Operating Expenses:

Non commodity expense budgets are derived from plant mangers’ best estimates and reviewed by operational manager. Summary of results are as follows:

Table 3: Non-commodity expenses summary
	PECOL	PEMV	PES
Production MM gals	38.4	62.2	58.5
Cash Operating Expenses $MM
Payroll	$2.33	$2.33	$2.62
Repair and maintenance	$1.08	$1.18	$1.08
Other operating exp	$1.01	$1.72	$1.81
Property tax	$0.32	$0.86	$1.00
Insurance	$0.21	$0.25	$0.33
SG&A	$0.14	$0.14	$0.14
Mgmt fee	$1.02	$1.02	$1.02
Total Cash Operating Exp $MM	$6.10	$7.49	$8.00
Total Cash Operating Exp $/gal	$0.17	$0.12	$0.14

Capital Expenditure:

On top of the expenses built in the budget, we also expect capital expenditures items, which are subject to final approval. We are expecting $4.0M of Capex in total. Please refer to appendix II and III for a full list of 2012 capital expenditure items.

SCHEDULE 6.01(m)B

56

PEHC board level SG&A:

We assume a reduction in board level SG&A to $72K each month.

Risk Management:

The Budget currently does not build in any risk management costs although we expect brokerage fees and working capital costs, shall PEHC risk management program be approved and implemented.

BUDGET RESULT SUMMARY

Financial results of consolidated level are summarized as follows. Please note that the financial results are highly sensitive to commodity assumptions.

Table 4: 2012 Budget – Consolidated Financial Results
P&L Summary	2012 Budget
Production Gallons	159.1
Commodity Margin	54cpg
Total Sales		$535.5
Total Cost of Goods Sold		526.7
Gross Profit (Loss)		8.8
Total operating expenses		5.5
Net operating income (loss)		3.3
Total other income (expense)		(11.6)
Net Income (Loss)		(8.3)
EBITDA $		$14.4

Chart 2: 2012 Budget — Cash Sources/Uses and Ending Cash

SCHEDULE 6.01(m)B

57

Variance Analysis:

The budget results are highly sensitive to commodity price changes. Besides the base case, two additional variance scenarios are presented here:

Variance I – Assuming commodity margin down 5cpg each month; other items unchanged

Variance II – Assuming corn prices up $1/bu from January of 2012; other items unchanged; in this case, co product value increased at same rate as corn value increase, resulting in higher EBITDA

•	Variance II adj. – Assuming corn prices up $1/bu from January of 2012 while in this case, co product value to increase less than variance II. The reality is more likely in between variance II and II adj.

***

Exit Facility $MM

Cash Sources & Uses $MM

SCHEDULE 6.01(m)B

58

Appendix I: 2012 Budget - Financial Statements

Appendix II: 2012 Budget – Facility Capital Expenditure List

Appendix III: 2012 Budget – Facility IT Capital Expenditure List

SCHEDULE 6.01(m)B

59

Appendix I – 2012 Budget Financial Statements

New PEHoldco LLC Consolidated

Income Statement/Balance Sheet/Cash Flow Statements Forecast

Years Ending December 31, 2012

Dec-11	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12	Jul-12	Aug-12	Sep-12	Oct-12	Nov-12	Dec-12	Total $
Production Gallons	13,569,980	12,212,982	13,393,270	13,008,732	13,502,185	12,950,940	13,569,980	13,746,689	13,117,647	13,713,348	12,723,106	13,579,982	159,088,840
Income Statement Forecast
Sales
Ethanol	$36,199,860	$33,183,843	$35,440,284	$35,929,195	$36,939,986	$36,016,332	$38,623,125	$37,346,714	$35,903,912	$35,891,675	$33,908,754	$35,581,169	$430,964,849
Co-products	9,187,226	8,268,504	9,070,261	8,896,829	9,243,533	8,912,887	9,338,329	8,801,057	8,400,950	8,368,444	7,755,540	8,280,345	104,523,906
Other/CEPIP	–	–	–	–	–	–	–	–	–	–	–	–
Total sales	45,387,086	41,452,346	44,510,545	44,826,024	46,183,519	44,929,219	47,961,453	46,147,771	44,304,862	44,260,119	41,664,294	43,861,513	535,488,755
Cost of Goods Sold
Raw materials and ingredients	42,125,588	38,514,577	41,244,970	40,954,033	42,143,335	41,057,645	42,538,387	40,778,381	39,157,035	38,983,853	36,787,998	38,682,786	482,968,587
Labor, maintenance, supplies	1,096,184	1,073,320	1,175,884	1,198,735	1,116,510	1,169,735	1,194,605	1,074,106	1,158,333	1,182,108	1,059,335	1,172,110	13,670,966
Production overhead	553,960	544,214	550,357	557,827	547,963	591,420	585,798	575,427	587,091	587,381	578,317	577,437	6,837,192
Depreciation expense - PPE	920,442	921,132	921,250	922,044	922,343	922,727	923,440	923,643	924,325	927,255	924,421	928,514	11,081,538
Ethanol marketing fee	339,088	308,425	331,731	326,660	335,704	325,841	337,591	343,667	328,975	341,262	320,466	338,274	3,977,684
WDG marketing fee	427,876	385,088	422,304	410,179	425,738	408,357	427,876	431,870	412,137	416,397	386,031	412,078	4,965,933
Corn procurement fee	273,874	246,486	270,307	262,546	272,505	261,380	273,874	277,440	264,744	276,767	256,782	274,075	3,210,780
Non-cash compensation	–	–	–	–	–	–	–	–	–	–	–	–	–
Derivative (gain) loss	–	–	–	–	–	–	–	–	–	–	–	–	–
Total cost of goods sold	45,737,011	41,993,243	44,916,804	44,632,026	45,764,098	44,737,104	46,281,570	44,404,535	42,832,640	42,715,024	40,313,350	42,385,275	526,712,680
Gross profit	(349,924)	(540,896)	(406,259)	193,999	419,422	192,115	1,679,883	1,743,236	1,472,222	1,545,095	1,350,945	1,476,238	8,776,075
SG&A Expenses
O&M fee	304,044	304,044	304,044	304,044	304,044	304,044	304,044	304,044	304,044	304,044	304,044	304,044	3,648,528
Other SG&A at ethanol plants	38,917	38,917	38,917	38,917	38,917	38,917	38,917	38,917	38,917	38,917	38,917	38,917	467,000
PEHC Professional Fee (audit/property tax/license fee etc)	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	495,600
Total SG&A expenses	384,261	384,261	384,261	384,261	384,261	384,261	384,261	384,261	384,261	384,261	384,261	384,261	4,611,128
Operating income (loss) before special items	(734,185)	(925,157)	(790,519)	(190,262)	35,161	(192,146)	1,295,623	1,358,975	1,087,961	1,160,835	966,684	1,091,977	4,164,947
PEHC Board Level SG&A
Board	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	90,000
Officer	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500	150,000
Advisor	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	180,000
Bank Advisor	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	120,000
Other SG&A	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	180,000
D&O Insurance	11,385	11,385	11,385	11,385	11,385	11,385	11,385	11,385	11,385	11,385	11,385	11,385	136,625
Total PEHC Board Level SG&A	71,385	71,385	71,385	71,385	71,385	71,385	71,385	71,385	71,385	71,385	71,385	71,385	856,625
Depreciation/Amortization
Depreciation expense - non-plant	2,822	2,822	2,822	2,822	2,822	2,822	2,822	2,822	2,822	2,822	2,822	2,822	33,867
Amortization expense - intangible assets	33,333	33,333	33,333	33,333	33,333	33,333	–	–	–	–	–	–	200,000
Amortization expense - financing costs	52,036	47,001	52,036	50,358	52,036	50,358	52,036	52,036	50,358	52,036	50,358	52,036	612,687
Total depreciation/amortization	88,192	83,156	88,192	86,513	88,192	86,513	54,859	54,859	53,180	54,859	53,180	54,859	846,554
Interest Expense (Income)
Term Loan A	585,081	528,461	585,081	566,208	585,081	566,208	585,081	585,081	566,208	585,081	566,208	585,081	6,888,862
Exit Facility Revolver	292,763	302,122	297,076	322,040	330,235	341,771	341,481	344,580	324,611	307,187	303,792	282,359	3,790,018
Bank fee	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	36,500	108,000
Interest income	–	–	–	–	–	–	–	–	–	–	–	–	–
Total interest expense (income)	884,345	837,083	888,658	894,748	921,816	914,478	933,062	936,162	897,319	898,768	876,500	903,941	10,786,880
Net income (loss)	$(1,778,107)	$(1,916,782)	$(1,838,754)	$(1,242,908)	$(1,046,233)	$(1,264,523)	$236,316	$296,569	$66,077	$135,822	$(34,382)	$61,792	$(8,325,113)
Plants EBITDA $	$227,557	$37,275	$172,031	$773,082	$998,804	$771,881	$2,260,362	$2,323,919	$2,053,586	$2,129,389	$1,932,405	$2,061,792	$15,742,084
Consol EBITDA $	$114,872	$(75,410)	$59,346	$660,397	$886,118	$659,196	$2,147,677	$2,211,233	$1,940,901	$2,016,704	$1,819,720	$1,949,106	$14,389,859

SCHEDULE 6.01(m)B

60

Appendix I-2012 Budget Financial Statements

New PEHoldco LLC Consolidated

Income Statement/Balance Sheet/Cash Flow Statements Forecast

Years Ending December 31, 2012

	Dec-11	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12	Jul-12	Aug-12	Sep-12	Oct-12	Nov-12	Dec-12	Total $

Balance Sheet Forecast
ASSETS
CURRENT ASSETS
Cash and Equivalents	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000
Accounts Receivable	15,488,647	15,940,447	14,643,129	15,650,124	15,759,325	16,206,637	15,794,331	16,798,569	16,192,677	15,584,952	15,568,617	14,713,464	15,437,189
Intercompany Receivable	–	–	–	–	–	–	–	–	–	–	–	–	–
Inventory	9,307,709	8,886,192	8,159,582	8,732,398	8,673,879	8,900,035	8,700,748	8,986,383	8,652,439	8,319,420	8,303,835	7,825,789	8,252,386
Prepaid Expenses	1,121,873	1,121,873	1,121,873	1,121,873	1,121,873	1,121,873	1,121,873	1,121,873	1,121,873	1,121,873	1,121,873	1,121,873	1,121,873
Other Current Assets	1,462,496	1,462,496	1,462,496	1,462,496	1,462,496	1,462,496	1,462,496	1,462,496	1,462,496	1,462,496	1,462,496	1,462,496	1,462,496
TOTAL CURRENT ASSETS	27,630,725	27,661,008	25,637,081	27,216,890	27,267,573	27,941,041	27,329,448	28,619,321	27,679,485	26,738,741	26,706,821	25,373,622	26,523,944
Property and Equipment Net	155,414,668	154,496,281	153,825,704	153,168,373	152,564,384	152,025,096	151,337,924	150,799,040	150,194,951	149,578,932	149,741,278	148,841,412	148,329,099
OTHER ASSETS	2,026,931	1,941,562	1,861,228	1,775,858	1,692,167	1,606,797	1,523,106	1,471,069	1,419,033	1,368,675	1,316,639	1,266,281	1,214,244
TOTAL ASSETS	185,072,324	184,098,851	181,324,012	182,161,122	181,524,124	181,572,935	180,190,478	180,889,430	179,293,469	177,686,348	177,764,738	175,481,315	176,067,287
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts Payable	4,800,140	4,757,145	4,356,111	4,771,132	4,634,835	4,685,133	4,593,440	4,775,369	4,691,392	4,596,236	4,846,212	4,538,276	4,926,610
Intercompany Payable	–	–	–	–	–	–	–	–	–	–	–	–	–
Accrued Payroll & Benefits, Taxes Payable	335,749	335,749	335,749	335,749	335,749	335,749	335,749	335,749	335,749	335,749	335,749	335,749	335,749
Other Current Liabilities	–	–	–	–	–	–	–	–	–	–	–	–	–
TOTAL CURRENT LIABILITIES	5,135,890	5,092,894	4,691,860	5,106,881	4,970,584	5,020,882	4,929,189	5,111,118	5,027,142	4,931,985	5,181,961	4,874,025	5,262,359
Debt	51,279,202	51,279,202	51,279,202	51,279,202	51,279,202	51,279,202	51,279,202	51,279,202	51,279,202	51,279,202	51,279,202	51,279,202	51,279,202
Other Long-term Liabilities (1)	26,656,596	27,504,225	27,047,203	29,308,046	30,050,254	31,094,999	31,068,759	31,349,465	29,540,912	27,962,870	27,655,462	25,714,356	25,850,201
TOTAL LIABILITIES	83,071,688	83,876,322	83,018,265	85,694,129	86,300,040	87,395,084	87,277,150	87,739,786	85,847,256	84,174,057	84,116,625	81,867,584	82,391,763
Additional Paid in Capital	115,794,274	102,000,636	100,222,529	98,305,747	96,466,992	95,224,084	94,177,851	92,913,328	93,149,644	93,446,213	93,512,291	93,648,113	93,613,731
Net Income for Year	(13,793,638)	(1,778,107)	(1,916,782)	(1,838,754)	(1,242,908)	(1,046,233)	(1,264,523)	236,316	296,569	66,077	135,822	(34,382)	61,792
TOTAL EQUITY	102,000,636	100,222,529	98,305,747	96,466,992	95,224,084	94,177,851	92,913,328	93,149,644	93,446,213	93,512,291	93,648,113	93,613,731	93,675,523
TOTAL LIABILITIES AND EQUITY	185,072,324	184,098,851	181,324,012	182,161,122	181,524,124	181,572,935	180,190,478	180,889,430	179,293,469	177,686,348	177,764,738	175,481,315	176,067,287
Working capital	22,494,835	22,568,114	20,945,221	22,110,009	22,296,989	22,920,159	22,400,259	23,508,203	22,652,343	21,806,756	21,524,860	20,499,597	21,261,584
Note (1): this does not include $0.8M LOC

Cash Flow Statement
Operating Activities														Total $
Net income		$(1,778,107)	$(1,916,782)	$(1,838,754)	$(1,242,908)	$(1,046,233)	$(1,264,523)	$236,316	$296,569	$66,077	$135,822	$(34,382)	$61,792	$(8,325,113)
Add back depreciation & amortization		1,005,812	1,001,466	1,006,620	1,005,735	1,007,713	1,006,418	975,476	975,680	974,683	979,291	974,779	980,551	11,894,225
(Increase) decrease in accounts receivable		(451,800)	1,297,317	(1,006,994)	(109,201)	(447,312)	412,306	(1,004,238)	605,892	607,726	16,334	855,153	(723,724)	51,459
(Increase) decrease in inventories		421,517	726,610	(572,815)	58,518	(226,156)	199,287	(285,634)	333,944	333,019	15,585	478,046	(426,597)	1,055,323
(Increase) decrease in other current		–	–	–	–	–	–	–	–	–	–	–	–	-
Increase (decrease) in A/P and accrued		(42,995)	(401,034)	415,021	(136,297)	50,298	(91,693)	181,929	(83,976)	(95,157)	249,976	(307,936)	388,334	126,470
Net cash from (used by) operating activities		(845,574)	707,577	(1,996,923)	(424,153)	(661,690)	261,795	103,848	2,128,109	1,886,347	1,397,009	1,965,661	280,356	4,802,363
Investing Activities
Capital expenditures		(2,055)	(250,555)	(263,920)	(318,055)	(383,055)	(235,555)	(384,555)	(319,555)	(308,305)	(1,089,601)	(24,555)	(416,201)	(3,995,968)
Net cash from (used by) investing activities		(2,055)	(250,555)	(263,920)	(318,055)	(383,055)	(235,555)	(384,555)	(319,555)	(308,305)	(1,089,601)	(24,555)	(416,201)	(3,995,968)
Financing Activities
Proceeds from line of credit		847,629	(457,022)	2,260,843	742,208	1,044,745	(26,240)	280,707	(1,808,554)	(1,578,042)	(307,408)	(1,941,105)	135,845	(806,395)
Proceeds from term loan		–	–	–	–	–	–	–	–	–	–	–	–	-
Financing costs		–	–	–	–	–	–	–	–	–	–	–	–	-
Net cash provided by financing activities		847,629	(457,022)	2,260,843	742,208	1,044,745	(26,240)	280,707	(1,808,554)	(1,578,042)	(307,408)	(1,941,105)	135,845	(806,395)
Net cash flow		$(0)	$(0)	$(0)	$0	$(0)	$0	$(0)	$0	$(0)	$0	$0	$(0)	$(0)
Cash and investments, beginning balance		250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000
Cash and investments, ending balance		250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000

SCHEDULE 6.01(m)B

61

CONFIDENTIAL

Pacific Ethanol Holding Company, LLC

Income Statement Forecast

Years Ending December 31, 2012

Dec-11	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12	Jul-12	Aug-12	Sep-12	Oct-12	Nov-12	Dec-12	Total $
Sales
Ethanol	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Co-products	-	-	-	-	-	-	-	-	-	-	-	-	-
Other/CEPIP	-	-	-	-	-	-	-	-	-	-	-	-	-
Total sales	-	-	-	-	-	-	-	-	-	-	-	-	-
Cost of Goods Sold
Raw materials and ingredients	-	-	-	-	-	-	-	-	-	-	-	-	-
Labor, maintenance, supplies	-	-	-	-	-	-	-	-	-	-	-	-	-
Production overhead	-	-	-	-	-	-	-	-	-	-	-	-	-
Depreciation expense - PPE	-	-	-	-	-	-	-	-	-	-	-	-	-
Ethanol marketing fee	-	-	-	-	-	-	-	-	-	-	-	-	-
WDG marketing fee	-	-	-	-	-	-	-	-	-	-	-	-	-
Corn procurement fee	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-cash compensation	-	-	-	-	-	-	-	-	-	-	-	-	-
Derivative (gain) loss	-	-	-	-	-	-	-	-	-	-	-	-	-
Total cost of goods sold	-	-	-	-	-	-	-	-	-	-	-	-	-
Gross profit	-	-	-	-	-	-	-	-	-	-	-	-	-
SG&A Expenses
Other SG&A at ethanol plants	-	-	-	-	-	-	-	-	-	-	-	-	-
O&M fee	-	-	-	-	-	-	-	-	-	-	-	-	-
PEHC Professional Fee (audit/property tax/license fee etc)	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	495,600
Total SG&A expenses	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	41,300	495,600
													–
Operating income (loss) before special items	(41,300)	(41,300)	(41,300)	(41,300)	(41,300)	(41,300)	(41,300)	(41,300)	(41,300)	(41,300)	(41,300)	(41,300)	(495,600)
PEHC Board Level SG&A
Board	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	90,000
Officer	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500	150,000
Advisor	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	180,000
Bank Advisor	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	120,000
Other SG&A	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	15,000	180,000
D&O Insurance	11,385	11,385	11,385	11,385	11,385	11,385	11,385	11,385	11,385	11,385	11,385	11,385	136,625
Total PEHC Board Level SG&A	71,385	71,385	71,385	71,385	71,385	71,385	71,385	71,385	71,385	71,385	71,385	71,385	856,625
Depreciation/Amortization
Depreciation expense - non-plant	–	–	–	–	–	–	–	–	–	–	–	–	–
Amortization expense - intangible assets till 06/30/12	33,333	33,333	33,333	33,333	33,333	33,333	–	–	–	–	–	–	200,000
Amortization expense - financing costs till 06/30/13	52,036	47,001	52,036	50,358	52,036	50,358	52,036	52,036	50,358	52,036	50,358	52,036	612,687
Total depreciation/amortization	85,370	80,334	85,370	83,691	85,370	83,691	52,036	52,036	50,358	52,036	50,358	52,036	812,687
Interest Expense (Income)
Term Loan A	585,081	528,461	585,081	566,208	585,081	566,208	585,081	585,081	566,208	585,081	566,208	585,081	6,888,862
Exit Facility Revolver	292,763	302,122	297,076	322,040	330,235	341,771	341,481	344,580	324,611	307,187	303,792	282,359	3,790,018
Bank fee (bank analysis fee + WF agency fee)	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	6,500	36,500	108,000
Interest income	–	–	–	–	–	–	–	–	–	–	–	–	–
Total interest expense (income)	884,345	837,083	888,658	894,748	921,816	914,478	933,062	936,162	897,319	898,768	876,500	903,941	10,786,880
													–
Net income (loss)	$(1,082,400)	$(1,030,103)	$(1,086,713)	$(1,091,124)	$(1,119,872)	$(1,110,855)	$(1,097,784)	$(1,100,884)	$(1,060,362)	$(1,063,490)	$(1,039,544)	$(1,068,663)	$(12,951,792)
EBITDA $ before special items	$(41,300)	$(41,300)	$(41,300)	$(41,300)	$(41,300)	$(41,300)	$(41,300)	$(41,300)	$(41,300)	$(41,300)	$(41,300)	$(41,300)	$(495,600)

SCHEDULE 6.01(m)B

62

CONFIDENTIAL

Pacific Ethanol Columbia, LLC

Income Statement Forecast

Years Ending December 31, 2012

Dec-11	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12	Jul-12	Aug-12	Sep-12	Oct-12	Nov-12	Dec-12	Total
Sales
Ethanol	$8,813,676	$8,041,604	$8,655,243	$8,511,156	$9,190,521	$8,855,717	$9,348,728	$8,927,074	$8,676,036	$8,918,797	$7,977,748	$8,535,399	$104,451,699
Co-products	2,309,798	2,078,818	2,309,798	2,176,688	2,409,905	2,266,554	2,344,711	2,195,056	2,121,888	2,191,440	1,889,394	2,099,327	26,393,378
Other/CEPIP	–	–	–	–	–	–	–	–	–	–	–	–	–
Total sales	11,123,474	10,120,421	10,965,040	10,687,844	11,600,426	11,122,271	11,693,439	11,122,130	10,797,924	11,110,237	9,867,143	10,634,726	130,845,077
Cost of Goods Sold
Raw materials and ingredients	10,238,164	9,329,089	10,073,338	9,691,256	10,492,078	10,088,088	10,297,848	9,748,553	9,456,896	9,688,851	8,638,666	9,286,033	117,028,861
Labor, maintenance, supplies	321,264	355,439	328,964	399,693	297,513	295,693	391,013	290,513	284,693	398,513	285,693	288,513	3,937,506
Production overhead	100,544	99,044	101,044	105,044	101,044	142,794	132,497	127,997	137,997	133,997	131,997	127,997	1,441,996
Depreciation expense - PPE	205,511	205,705	205,872	205,983	206,469	206,087	206,469	206,198	206,538	208,407	206,538	208,476	2,478,253
Ethanol marketing fee	81,900	74,743	80,461	77,058	83,184	79,781	81,278	81,687	79,372	84,325	75,281	80,461	959,531
WDG marketing fee	103,027	92,724	103,027	96,158	106,461	99,592	103,027	103,027	99,592	107,547	92,724	103,027	1,209,933
Corn procurement fee	65,945	59,350	65,945	61,549	68,143	63,747	65,945	65,945	63,747	68,838	59,350	65,945	774,450
Non-cash compensation	–	–	–	–	–	–	–	–	–	–	–	–	–
Derivative (gain) loss	–	–	–	–	–	–	–	–	–	–	–	–	–
Total cost of goods sold	11,116,354	10,216,094	10,958,651	10,636,740	11,354,892	10,975,782	11,278,078	10,623,920	10,328,836	10,690,479	9,490,251	10,160,453	127,830,530
Gross profit	7,120	(95,673)	6,390	51,104	245,534	146,489	415,362	498,211	469,088	419,758	376,892	474,273	3,014,546
SG&A Expenses
O&M fee	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	1,017,132
Other SG&A at ethanol plants	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	144,000
PEHC Professional Fee (audit/property tax/license fee etc)	–	–	–	–	–	–	–	–	–	–	–	–	–
Total SG&A expenses	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	1,161,132
													–
Operating income (loss) before special items	(89,641)	(192,434)	(90,371)	(45,657)	148,773	49,728	318,601	401,450	372,327	322,997	280,131	377,512	1,853,414
PEHC Board Level SG&A
Board	–	–	–	–	–	–	–	–	–	–	–	–	–
Officer	–	–	–	–	–	–	–	–	–	–	–	–	–
Advisor	–	–	–	–	–	–	–	–	–	–	–	–	–
Bank Advisor	–	–	–	–	–	–	–	–	–	–	–	–	–
Other SG&A	–	–	–	–	–	–	–	–	–	–	–	–	–
D&O Insurance	–	–	–	–	–	–	–	–	–	–	–	–	–
Total PEHC Board Level SG&A	–	–	–	–	–	–	–	–	–	–	–	–	–
Depreciation/Amortization
Depreciation expense - non-plant	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140	13,678
Amortization expense	–	–	–	–	–	–	–	–	–	–	–	–	–
Total depreciation/amortization	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140	1,140	13,678
Interest Expense (Income)
Term Loan A	–	–	–	–	–	–	–	–	–	–	–	–	–
Exit Facility Revolver	–	–	–	–	–	–	–	–	–	–	–	–	–
Bank fee	–	–	–	–	–	–	–	–	–	–	–	–	–
Interest income	–	–	–	–	–	–	–	–	–	–	–	–	–
Total interest expense (income)	–	–	–	–	–	–	–	–	–	–	–	–	–
													–
Net income (loss)	$(90,781)	$(193,574)	$(91,511)	$(46,797)	$147,633	$48,588	$317,461	$400,310	$371,187	$321,858	$278,991	$376,372	$1,839,737
EBITDA $ before special items	$115,869	$13,271	$115,500	$160,326	$355,242	$255,815	$525,070	$607,648	$578,865	$531,404	$486,669	$585,988	$4,331,668

SCHEDULE 6.01(m)B

63

CONFIDENTIAL

Pacific Ethanol Magic Valley, LLC

Income Statement Forecast

Years Ending December 31, 2012

Dec-11	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12	Jul-12	Aug-12	Sep-12	Oct-12	Nov-12	Dec-12	Total $
Sales
Ethanol	$13,926,509	$12,792,477	$13,492,885	$13,955,745	$13,959,878	$14,026,103	$14,992,464	$14,710,741	$13,904,493	$13,770,079	$13,012,811	$14,181,034	$166,725,219
Co-products	3,508,952	3,158,057	3,391,987	3,428,996	3,428,996	3,449,752	3,568,709	3,422,983	3,202,145	3,148,716	2,938,801	3,253,673	39,901,768
Other/CEPIP	–	–	–	–	–	–	–	–	–	–	–	–	–
Total sales	17,435,461	15,950,534	16,884,872	17,384,742	17,388,874	17,475,855	18,561,173	18,133,724	17,106,638	16,918,795	15,951,612	17,434,706	206,626,986
Cost of Goods Sold
Raw materials and ingredients	16,240,598	14,892,242	15,732,549	15,928,142	15,930,855	16,011,602	16,513,096	16,070,736	15,182,883	14,978,965	14,157,515	15,454,026	187,093,208
Labor, maintenance, supplies	333,078	321,694	383,078	382,699	396,608	407,699	356,608	336,608	382,699	336,608	332,699	386,608	4,356,685
Production overhead	165,291	164,648	165,077	165,077	165,077	165,077	165,291	165,505	165,077	165,291	164,863	165,505	1,981,780
Depreciation expense - PPE	255,432	255,553	255,574	255,854	255,792	256,197	256,194	256,307	256,551	256,738	256,648	256,866	3,073,707
Ethanol marketing fee	132,532	119,279	128,115	128,115	128,115	128,115	132,532	136,950	128,115	132,532	123,697	136,950	1,555,046
WDG marketing fee	167,156	150,440	161,584	161,584	161,584	161,584	167,156	171,149	160,107	157,436	146,940	162,684	1,929,402
Corn procurement fee	106,992	96,293	103,426	103,426	103,426	103,426	106,992	110,559	103,426	106,992	99,860	110,559	1,255,377
Non-cash compensation	–	–	–	–	–	–	–	–	–	–	–	–	–
Derivative (gain) loss	–	–	–	–	–	–	–	–	–	–	–	–	–
Total cost of goods sold	17,401,080	16,000,149	16,929,403	17,124,896	17,141,456	17,233,698	17,697,869	17,247,815	16,378,858	16,134,562	15,282,221	16,673,198	201,245,206
Gross profit	34,381	(49,615)	(44,531)	259,846	247,419	242,156	863,304	885,909	727,780	784,233	669,391	761,509	5,381,781
SG&A Expenses
O&M fee	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	1,017,132
Other SG&A at ethanol plants	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	144,000
PEHC Professional Fee (audit/property tax/license fee etc)	–	–	–	–	–	–	–	–	–	–	–	–	–
Total SG&A expenses	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	1,161,132
													–
Operating income (loss) before special items	(62,380)	(146,376)	(141,292)	163,085	150,658	145,395	766,543	789,148	631,019	687,472	572,630	664,748	4,220,649
PEHC Board Level SG&A													–
Board	–	–	–	–	–	–	–	–	–	–	–	–	–
Officer	–	–	–	–	–	–	–	–	–	–	–	–	–
Advisor	–	–	–	–	–	–	–	–	–	–	–	–	–
Bank Advisor	–	–	–	–	–	–	–	–	–	–	–	–	–
Other SG&A	–	–	–	–	–	–	–	–	–	–	–	–	–
D&O Insurance	–	–	–	–	–	–	–	–	–	–	–	–	–
Total PEHC Board Level SG&A	–	–	–	–	–	–	–	–	–	–	–	–	–
Depreciation/Amortization
Depreciation expense - non-plant	370	370	370	370	370	370	370	370	370	370	370	370	4,445
Amortization expense	–	–	–	–	–	–	–	–	–	–	–	–	–
Total depreciation/amortization	370	370	370	370	370	370	370	370	370	370	370	370	4,445
Interest Expense (Income)
Term Loan A	–	–	–	–	–	–	–	–	–	–	–	–	–
Exit Facility Revolver	–	–	–	–	–	–	–	–	–	–	–	–	–
Bank fee	–	–	–	–	–	–	–	–	–	–	–	–	–
Interest income	–	–	–	–	–	–	–	–	–	–	–	–	–
Total interest expense (income)	–	–	–	–	–	–	–	–	–	–	–	–	–
													–
Net income (loss)	$(62,750)	$(146,747)	$(141,663)	$162,715	$150,287	$145,025	$766,172	$788,777	$630,649	$687,101	$572,260	$664,377	$4,216,203
EBITDA $ before special items	$193,053	$109,177	$114,282	$418,939	$406,449	$401,592	$1,022,737	$1,045,455	$887,570	$944,210	$829,278	$921,613	$7,294,356

SCHEDULE 6.01(m)B

64

CONFIDENTIAL

Pacific Ethanol Stockton, LLC

Income Statement Forecast

Years Ending December 31, 2012

Dec-11	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12	Jul-12	Aug-12	Sep-12	Oct-12	Nov-12	Dec-12	Total $
Sales
Ethanol	$13,459,674	$12,349,762	13,292,156	$13,462,294	$13,789,587	$13,134,512	$14,281,933	$13,708,900	$13,323,383	$13,202,799	$12,918,195	$12,864,736	$159,787,931
Co-products	3,368,477	3,031,629	3,368,477	3,291,144	3,404,632	3,196,581	3,424,908	3,183,018	3,076,917	3,028,288	2,927,345	2,927,345	38,228,761
Other/CEPIP	–	–	–	–	–	–	–	–	–	–	–	–	–
Total sales	16,828,151	15,381,391	16,660,633	16,753,438	17,194,219	16,331,094	17,706,841	16,891,917	16,400,300	16,231,087	15,845,540	15,792,081	198,016,692
Cost of Goods Sold
Raw materials and ingredients	15,636,161	14,282,581	15,428,417	15,323,971	15,709,736	14,947,290	15,716,778	14,948,427	14,506,591	14,305,372	13,981,152	13,932,061	178,718,538
Labor, maintenance, supplies	377,205	335,978	399,205	351,854	356,381	401,854	356,381	356,381	401,854	356,381	351,854	406,381	4,451,707
Production overhead	204,964	197,361	198,516	204,546	198,681	197,829	204,849	198,764	198,296	204,931	198,296	198,214	2,405,247
Depreciation expense - PPE	279,716	280,091	280,022	280,425	280,300	280,661	280,994	281,355	281,453	282,328	281,453	283,390	3,372,187
Ethanol marketing fee	124,655	114,403	123,155	121,488	124,405	117,945	123,780	125,031	121,488	124,405	121,488	120,863	1,463,107
WDG marketing fee	157,694	141,924	157,694	152,437	157,694	147,181	157,694	157,694	152,437	151,414	146,367	146,367	1,826,599
Corn procurement fee	100,936	90,843	100,936	97,572	100,936	94,207	100,936	100,936	97,572	100,936	97,572	97,572	1,180,954
Non-cash compensation	–	–	–	–	–	–	–	–	–	–	–	–	–
Derivative (gain) loss	–	–	–	–	–	–	–	–	–	–	–	–	–
Total cost of goods sold	16,881,332	15,443,181	16,687,946	16,532,293	16,928,133	16,186,967	16,941,411	16,168,588	15,759,691	15,525,768	15,178,182	15,184,847	193,418,339
Gross profit	(53,181)	(61,790)	(27,313)	221,145	266,085	144,127	765,430	723,330	640,609	705,319	667,358	607,234	4,598,353
SG&A Expenses
O&M fee	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	84,761	1,017,132
Other SG&A at ethanol plants	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000	144,000
PEHC Professional Fee (audit/property tax/license fee etc)	–	–	–	–	–	–	–	–	–	–	–	–	–
Total SG&A expenses	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	96,761	1,161,132
													–
Operating income (loss) before special items	(149,942)	(158,551)	(124,074)	124,384	169,324	47,366	668,669	626,569	543,848	608,558	570,597	510,473	3,437,221
PEHC Board Level SG&A													–
Board	–	–	–	–	–	–	–	–	–	–	–	–	–
Officer	–	–	–	–	–	–	–	–	–	–	–	–	–
Advisor	–	–	–	–	–	–	–	–	–	–	–	–	–
Bank Advisor	–	–	–	–	–	–	–	–	–	–	–	–	–
Other SG&A	–	–	–	–	–	–	–	–	–	–	–	–	–
D&O Insurance	–	–	–	–	–	–	–	–	–	–	–	–	–
Total PEHC Board Level SG&A	–	–	–	–	–	–	–	–	–	–	–	–	–
Depreciation/Amortization
Depreciation expense - non-plant	959	959	959	959	959	959	959	959	959	959	959	959	11,508
Amortization expense	–	–	–	–	–	–	–	–	–	–	–	–	–
Total depreciation/amortization	959	959	959	959	959	959	959	959	959	959	959	959	11,508
Interest Expense (Income)
Term Loan A	–	–	–	–	–	–	–	–	–	–	–	–	–
Exit Facility Revolver	–	–	–	–	–	–	–	–	–	–	–	–	–
Bank fee	–	–	–	–	–	–	–	–	–	–	–	–	–
Interest income	–	–	–	–	–	–	–	–	–	–	–	–	–
Total interest expense (income)	–	–	–	–	–	–	–	–	–	–	–	–	–
													–
Net income (loss)	(150,901)	(159,510)	(125,033)	123,425	$168,365	$46,407	$667,710	$625,610	$542,889	$607,599	$569,638	$509,514	$3,425,713
EBITDA $ before special items	$129,774	$121,540	155,948	$404,809	$449,624	$328,027	$949,663	$907,924	$825,300	$890,886	$852,050	$793,862	$6,809,408

SCHEDULE 6.01(m)B

65

CONFIDENTIAL

Pacific Ethanol Madera, LLC

Income Statement Forecast

Years Ending December 31, 2012

Dec-11	Jan-12	Feb-12	Mar-12	Apr-12	May-12	Jun-12	Jul-12	Aug-12	Sep-12	Oct-12	Nov-12	Dec-12	Total $
Sales
Ethanol	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–	$–
Coproducts	–	–	–	–	–	–	–	–	–	–	–	–	–
Other/CEPIP
Total sales
Cost of Goods Sold
Raw materials and ingredients	10,665	10,665	10,665	10,665	10,665	10,665	10,665	10,665	10,665	10,665	10,665	10,665	127,980
Labor, maintenance, supplies	64,636	60,210	64,636	64,489	66,008	64,489	90,604	90,605	89,086	90,607	89,088	90,609	925,067
Production overhead	83,161	83,161	85,721	83,161	83,161	85,721	83,161	83,161	85,721	83,161	83,161	85,721	1,008,169
Depreciation expense - PPE	179,783	179,783	179,783	179,783	179,783	179,783	179,783	179,783	179,783	179,783	179,783	179,783	2,157,390
Ethanol marketing fee	–	–	–	–	–	–	–	–	–	–	–	–	–
WDG marketing fee	–	–	–	–	–	–	–	–	–	–	–	–	–
Corn procurement fee	–	–	–	–	–	–	–	–	–	–	–	–	–
Non-cash compensation	–	–	–	–	–	–	–	–	–	–	–	–	–
Derivative (gain) loss	–	–	–	–	–	–	–	–	–	–	–	–	–
Total cost of goods sold	338,244	333,818	340,804	338,097	339,617	340,657	364,212	364,213	365,255	364,215	362,697	366,777	4,218,606
Gross profit	(338,244)	(333,818)	(340,804)	(338,097)	(339,617)	(340,657)	(364,212)	(364,213)	(365,255)	(364,215)	(362,697)	(366,777)	(4,218,606)
SG&A Expenses
O&M fee	49,761	49,761	49,761	49,761	49,761	49,761	49,761	49,761	49,761	49,761	49,761	49,761	597,132
Other SG&A at ethanol plants	2,917	2,917	2,917	2,917	2,917	2,917	2,917	2,917	2,917	2,917	2,917	2,917	35,000
PEHC Professional Fee (audit/property tax/license fee etc)	–	–	–	–	–	–	–	–	–	–	–	–	–
Total SG&A expenses	52,678	52,678	52,678	52,678	52,678	52,678	52,678	52,678	52,678	52,678	52,678	52,678	632,132
													–
Operating income (loss) before special items	(390,922)	(386,496)	(393,482)	(390,774)	(392,294)	(393,334)	(416,890)	(416,891)	(417,932)	(416,893)	(415,374)	(419,455)	(4,850,738)
PEHC Board Level SG&A													–
Board	–	–	–	–	–	–	–	–	–	–	–	–	–
Officer	–	–	–	–	–	–	–	–	–	–	–	–	–
Advisor	–	–	–	–	–	–	–	–	–	–	–	–	–
Bank Advisor	–	–	–	–	–	–	–	–	–	–	–	–	–
Other SG&A	–	–	–	–	–	–	–	–	–	–	–	–	–
D&O Insurance	–	–	–	–	–	–	–	–	–	–	–	–	–
Total PEHC Board Level SG&A	–	–	–	–	–	–	–	–	–	–	–	–	–
Depreciation/Amortization
Depreciation expense - non-plant	353	353	353	353	353	353	353	353	353	353	353	353	4,236
Amortization expense	–	–	–	–	–	–	–	–	–	–	–	–	–
Total depreciation/amortization	353	353	353	353	353	353	353	353	353	353	353	353	4,236
Interest Expense (Income)
Term Loan A	–	–	–	–	–	–	–	–	–	–	–	–	–
Exit Facility Revolver	–	–	–	–	–	–	–	–	–	–	–	–	–
Bank fee	–	–	–	–	–	–	–	–	–	–	–	–	–
Interest income	–	–	–	–	–	–	–	–	–	–	–	–	–
Total interest expense (income)	–	–	–	–	–	–	–	–	–	–	–	–	–
													–
Net income (loss)	$(391,275)	$(386,849)	$(393,835)	$(391,127)	$(392,647)	$(393,687)	$(417,243)	$(417,244)	$(418,285)	$(417,246)	$(415,727)	$(419,808)	$(4,854,974)
EBITDA $ before special items	$(211,139)	$(206,713)	$(213,699)	$(210,992)	$(212,512)	$(213,552)	$(237,107)	$(237,108)	$(238,150)	$(237,110)	$(235,592)	$(239,672)	$(2,693,348)

SCHEDULE 6.01(m)B

66

Appendix II_2012 Capital Expenditure Plan [Cash Payment Schedule]

Capital Projects

PEMV	Budget		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Replace 930 front end loader	–			–	–		–	–		–	–	–	–	–
Replace air compressor at corn train load-out	25,000	1		25,000	–	–	–	–	–	–	–	–	–	–
Replace Urea Tank	20,000	1		–	–	–	–	–	–	20,000	–	–	–	–
Build office space for Commodities	7,500	1		7,500	–	–	–	–	–	–	–	–	–	–
Build office space for Utility Operators	7,500	1			7,500
Condenser for PC Tank vapor	15,000	1					15,000
Seal up or replace Whole Stillage screens	20,000	1				20,000
Add catwalks around tops of boilers	20,000	1					20,000
Install water treatment system for back-end water recov	225,000	1						100,000	125,000
Add cameras around plant site	15,000	1										15,000
Plant triage	65,000	1				65,000
Inductive Automation (historian)	20,000	1					20,000
Ungrade expansion joints and make pipe alignment corr	75,000	2		7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500
Capital spares
Pogo' for corn train load-out	15,000	1		–	–	–	–	–	–	–	–	–	15,000	–
Gearboxes for corn delivery conveyors	17,500	1		3,500	3,500	3,500	3,500	3,500
Other Capital spares	67,500	2									33,750			33,750
Refrigeration system for cream yeast	75,000	1									75,000
PEMV Totals	$690,000		$–	$43,500	$18,500	$96,000	$66,000	$111,000	$132,500	$27,500	$116,250	$22,500	$22,500	$33,750
PECOL
Expansion joints & Piping Upgrade	80,000	1			–	–	80,000	–	–	–	–	–	–	–
Replace telescoping boom lift	75,000	1	–	–	–	75,000	–	–	–	–	–	–	–	–
Corn truck loading upgrades	75,000	1	–	–	–	–	75,000	–	–	–	–	–	–	–
Plant Triage	65,000	1	–		65,000	–	–	–	–	–	–	–	–	–
Pump suction knock out pots	25,000	1	–	25,000	–		–	–	–	–	–	–	–	–
Pump suction knock out pots	25,000	1	–	25,000	–	–		–	–	–	–	–	–	–
Syrup solids density meter	20,000	1	–	–	20,000	–	–	–	–	–	–	–	–	–
Inductive Automation (historian)	20,000	1	–		20,000	–	–	–	–	–	–	–	–	–
Replace Kawasaki Mule	12,000	1	–	12,000	–	–	–	–	–	–	–	–		–
Reconfigure evaporators	350,000	2	–	–	–	–	–	–	–	–	–	350,000	–	–
Beer column burp tank	325,000	2	–	–	–	–	–	–	–	–	–	325,000	–	–
Captial Spares	100,000	2	–	–	25,000	–	–	25,000	–	–	25,000	–	–	25,000
Centrifuge crane extentsion	25,000	2	–	–	–	25,000	–	–	–	–	–	–	–	–
Burden carrier	8,000	2	–	8,000	–	–	–	–	–	–	–	–	–	–
PPE & Clock In Building	60,000	3	–		–	–	60,000	–	–	–	–	–	–	–
Corn bin laser level system	40,000	3	–	–	–	–		–	–	40,000	–	–	–	–
Storage unit for safety/file storage	12,500	3	–	–	–	–	–	12,500	–
PECOL Totals	$1,317,500		$–	$70,000	$130,000	$100,000	$215,000	$37,500	$–	$40,000	$25,000	$675,000	$–	$25,000
PES
Plant Triage	65,000	1	–	65,000	–	–	–	–	–	–	–	–	–	–
Expansion joints & Piping Upgrade	50,000	1			–	50,000	–	–	–	–	–	–	–	–
Piping support upgrades	40,000	1	–	–	–	20,000	–	20,000	–	–	–	–	–	–
Corn bin laser level system	40,000	1	–	–	–	–	–	–	–	–	40,000	–	–	–
catwalk above boiler for steam valve isolation	30,000	1	–	–	–	30,000	–	–	–	–	–	–	–	–
Syrup solids density meter	30,000	1	–	–	30,000	–	–	–	–	–	–	–	–	–
Pump suction knock out pots	25,000	1	–	25,000	–	–	–	–	–	–	–	–	–	–
cooling tower louvers	30,000	1	–	–	30,000	–	–	–	–	–	–	–	–	–
Inductive Automation (historian)	20,000	1	–	20,000	–	–	–	–	–	–	–	–	–	–
Isolate rectifier from beer column for CIP	15,000	1	–	–	15,000	–	–	–	–	–	–	–	–	–
catwalk in DDE for Steam valve isolation	10,000	1	–	–	10,000	–	–	–	–	–	–	–	–	–
Spare Centrifuge	500,000	2	–	–	–	–	–	–	250,000	250,000		–	–	–
Evaporator process conversion	350,000	2	–	–	–	–	–	–			–	350,000	–	–
Beer column burp tank	325,000	2	–	–	–	–	–	–	–	–	–	–	–	325,000
Assorted Capital Spares	100,000	2	–	–	25,000	–	–	25,000	–	–	25,000		–	25,000
FM Global recommendations for water flow improvements on fire system	100,000	2	–	–	–	–	100,000	–	–	–	–	–	–	–
CIP recovery system to discharge solids and recover caustic	100,000	2	–	–	–	–	–	–	–	–	100,000	–	–	–
Outdoor storage/cover for parts and consumables	40,000	2	–	–	–	–	–	40,000	–	–	–	–	–	–
Density control for final ethanol moisture control	25,000	2	–	25,000	–	–	–	–	–	–	–	–	–	–
reclaim line to beer well to accept offspec wine	20,000	2	–	–	–	20,000	–	–	–	–	–	–	–	–
Bin sweeps	–		–	–	–	–	–	–	–	–	–	–	–	–
Slurry density meter	–		–	–	–	–	–	–	–	–	–	–	–	–
PES Totals	$1,915,000		$–	$135,000	$110,000	$120,000	$100,000	$85,000	$250,000	$250,000	$165,000	$350,000	$–	$350,000

GRAND TOTAL	$3,922,500		$–	$248,500	$258,500	$316,000	$381,000	$233,500	$382,500	$317,500	$306,250	$1,047,500	$22,500	$408,750

SCHEDULE 6.01(m)B

67

Appendix III_IT Projects

								2012
IT Capital Projects
	Budget	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
PECOL
Lync	20,023	–	–	–	–	–	–	–	–	–	20,023	–	–
Subtotal	20,023	–	–	–	–	–	–	–	–	–	20,023	–	–
PEMV
Network Infrastru	3,365	–	–	3,365	–	–	–	–	–	–	–	–	–
Server	–	–	–	–	–	–	–	–	–	–	–	–	–
Workstation	24,661	2,055	2,055	2,055	2,055	2,055	2,055	2,055	2,055	2,055	2,055	2,055	2,055
Lync	20,023	–	–	–	–	–	–	–	–	–	20,023	–	–
Subtotal	48,049	2,055	2,055	5,420	2,055	2,055	2,055	2,055	2,055	2,055	22,078	2,055	2,055
PES
Server	5,396	–	–	–	–	–	–	–	–	–	–	–	5,396
Lync	–	–	–	–	–	–	–	–	–	–	–	–	–
Subtotal	5,396	–	–	–	–	–	–	–	–	–	–	–	5,396
PEM	–
Lync	–	–	–	–	–	–	–	–	–	–	–	–	–
Subtotal	–	–	–	–	–	–	–	–	–	–	–	–	–
GRAND TOTAL	73,468	2,055	2,055	5,420	2,055	2,055	2,055	2,055	2,055	2,055	42,101	2,055	7,451

 SCHEDULE 6.01(m)B

68

SCHEDULE 7.01(h)
to Credit Agreement

INSURANCE

Note: the requirements of this Insurance Schedule apply to each Plant (and the Borrower that owns such Plant) and to Pacific Holding from and after the date of the initial Funding Notice.

1.       GENERAL PROVISIONS

1.1       The Borrowers shall at all times carry and maintain or cause to be carried and maintained, at their own expense, the minimum insurance coverage set forth in this Schedule 7.01(h). The terms and conditions of all insurance policies (including the amount, scope of coverage, deductibles, and self-insured retentions) shall be reasonably acceptable to the Administrative Agent (in consultation with the Insurance Consultant) in all respects as of the date of the initial Funding. After the date of the initial Funding and until the Discharge Date, the terms and conditions of all insurance policies (including the amount, scope of coverage, deductibles, and self-insured retentions) shall be acceptable in all respects in the reasonable judgment of the Administrative Agent (acting in consultation with the Insurance Consultant), and the Administrative Agent (acting in consultation with the Insurance Consultant) may require that such terms be modified if (i) a state of facts or circumstances exists with respect to any Plant or the Project that was not foreseen by the Administrative Agent on the date of the Agreement and which, in the reasonable judgment of the Administrative Agent (acting in consultation with the Insurance Consultant), renders such coverage inadequate, and (ii) the requested coverage is available on commercially reasonable terms. All insurance carried pursuant to this Schedule 7.01(h) shall conform to the relevant provisions of the respective Project Documents and be with insurance companies that are rated “A-, X” or better by Best’s Insurance Guide and Key Ratings, or other insurance companies of recognized responsibility satisfactory to the Administrative Agent (acting in consultation with the Insurance Consultant). None of the Agents or the other Senior Secured Parties shall have any obligation or liability for premiums, commissions, assessments or calls in connection with any insurance policy required under this Schedule 7.01(h).

Capitalized terms used in this Schedule 7.01(h) not otherwise defined herein shall have the meanings set forth in the Agreement, or if not defined therein, as such terms are used in the common practice of the insurance industry.

The insurance carried in accordance with this Schedule 7.01(h) shall be endorsed as follows: The Collateral Agent shall be sole loss payee with respect to all First Party policies including the Marine and Inland Transit and Property All Risk and Business Interruption, Leasehold Interest Property All Risk and Business Interruption (where such Leasehold insurance exists) hereof using a Standard Lenders Loss Payable Clause reasonably acceptable to the Administrative Agent (acting in consultation with the Insurance Consultant). The Administrative Agent, in its capacity and on behalf of the Lenders, and the Collateral Agent, on behalf of the Senior Secured Parties, shall be additional insureds with respect to all of the Borrowers’ insurance (where legally allowed);

Schedule 7.01(h)

69

(a)       The insurance policies provided by the Borrowers shall allow that the interest of the Administrative Agent, Collateral Agent and the other Senior Secured Parties shall not be invalidated by any action or inaction of any of the Borrowers or the insureds and shall insure the Administrative Agent, Collateral Agent and the other Senior Secured Parties regardless of any breach or violation by the any of the Borrowers or the insured of any warranties, declarations or conditions in such policies or any foreclosure or change in ownership of any Plant or the Project;

(b)       The insurer thereunder shall waive all rights of subrogation against the Administrative Agent, Collateral Agent and the other Senior Secured Parties and their respective officers, employees, agents, successors and assigns and shall waive any right of setoff and counterclaim and any other right to deduction whether by attachment or otherwise;

(c)       Such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of any of Administrative Agent, Collateral Agent and the other Senior Secured Parties with respect to its interest as such in the Project and each policy insuring against liability to third parties shall contain a severability of interests or cross liability provision; and

(d)       Any insurance carried under this Schedule 7.01(h) that is written to cover more than one insured shall provide that all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability (which shall be applicable to all insureds as a group) and liability for premiums (which shall be solely a liability of the Borrowers), shall operate in the same manner as if there were a separate policy covering such insured.

1.2       Adjustment of Losses.

(a)       The loss, if any, under any insurance required to be carried hereunder shall be adjusted with the insurance companies or otherwise collected, including the filing in a timely manner of appropriate proceedings, by the Borrowers, subject to the reasonable approval of the Administrative Agent (acting in consultation with the Insurance Consultant) as it pertains to losses under the Transit, Property, Business Interruption, Leasehold Property and Business Interruption and other applicable first party policies only. In addition, the Borrowers shall take all other steps necessary or reasonably requested by the Administrative Agent to collect from insurers any loss covered by any of the insurance policies herein. All such policies shall provide that the loss, if any, and coverage afforded under such insurance shall be adjusted and paid as provided in this Schedule 7.01(h).

(b)       The Borrowers shall promptly notify the Administrative Agent of any property damage loss covered by any insurance. The Borrowers shall cooperate and consult with the Administrative Agent in all matters pertaining to the settlement or adjustment of any and all claims and demands for damages on account of any taking or condemnation of any Plant or the Project or pertaining to the settlement, compromising or arbitration of any claim on account of any damage or destruction of any Plant or the Project or any portion thereof. Without the prior written consent of the Administrative Agent (acting in consultation with the Insurance Consultant), no Borrower will settle, or consent to the settlement of, any proceeding arising out of any damage, destruction or condemnation of any Plant or the Project or any portion thereof.

Schedule 7.01(h)

70

1.3       Application of Payments. All payments with respect to the insurance policies required by this Schedule 7.01(h) shall promptly be deposited in the relevant Insurance and Condemnation Proceeds Account or the Revenue Account as required pursuant to Article VIII (Project Accounts) for application in accordance with the provisions of the Agreement.

1.4       Evidence of Insurance. On the Closing Date, on an annual basis no more than ten (10) days following each policy anniversary, and otherwise as required under the Agreement, the Borrowers shall furnish to the Administrative Agent with approved certification of all required insurance. An authorized representative of each insurer shall execute such certificates. Such certificates shall identify underwriters, the type of insurance, the insurance limits, the risks covered thereby and the policy term, and the insurance broker or insurance carrier providing such certificates shall specifically state (either in such certificate or otherwise) that the special provisions enumerated for such insurance herein are provided by such insurance. The Borrowers shall certify that the premiums on all such policies have been paid in full for the current year or will be paid when due. Upon request, the Borrowers will promptly furnish to the Administrative Agent copies of all insurance policies, binders and cover notes or other evidence of such insurance relating to the Project.

1.5       No Duty to Verify. No provision of this Schedule 7.01(h) or any provision of any Transaction Document shall impose on the Administrative Agent, Collateral Agent or any Senior Secured Party any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Borrowers, nor shall the Administrative Agent, Collateral Agent or any Senior Secured Party be responsible for any representations or warranties made by or on behalf of any Borrower to any insurance company or underwriter.

2.       OPERATING PERIOD INSURANCE

2.1       Coverage. The following coverages shall be placed into effect for the benefit of each Plant, including grain elevators at the Closing Date and shall be maintained in effect at all times until the Discharge Date.

(a)       Commercial General Liability.

Commercial general liability insurance for such Plant, written on “occurrence” policy forms, including coverage for premises/operations, products/completed operations, broad form property damage, blanket contractual liability, and personal injury, with no exclusions for explosion, collapse and underground perils, and fire with primary coverage limits of no less than one million Dollars ($1,000,000) per occurrence and two million Dollars ($2,000,000) in the annual aggregate for injuries or death to one or more persons or damage to property resulting from any one occurrence, and a products and completed operations liability aggregate limit of not less than one million Dollars ($1,000,000). The commercial general liability policy shall also include a severability of interest clause and a cross liability clause in the event more than one entity is “named insured” under the liability policy. Deductibles in excess of two hundred fifty thousand Dollars ($250,000) shall be subject to review and reasonable approval by the Administrative Agent (in consultation with the Insurance Consultant).

(b)       Automobile Liability.

  Schedule 7.01(h)

71

Automobile liability insurance, including coverage for owned, non-owned and hired automobiles for both bodily injury and property damage in accordance with statutory legal requirements, with combined single limits of no less than one million Dollars ($1,000,000) per accident with respect to bodily injury, property damage or death. Automobile insurance shall include the Motor Carrier Act Endorsement encompassing Hazardous Materials Cleanup (MCS-90), if applicable.

(c)       Workers Compensation.

Workers compensation insurance to statutory limits and employer’s liability with a limit of not less than one million Dollars ($1,000,000) per occurrence and in the aggregate such other forms of insurance required by law with respect to any Plant or the Project, providing statutory benefits and covering loss resulting from injury, sickness, disability or death of employees (if any) of any Borrower. To the extent applicable, insurance shall cover Jones Act, Longshore and Harbor Workers Act and Continental Shelf Land Act.

(d)       Property / Machinery Breakdown.

Prior to or at expiry date of the Builders Risk Policy and ensuring no gap in coverage through the testing and commissioning period and not later than the Commercial Operations Date for each Plant, property “all risk” insurance, as such term is used in the common practice of the insurance industry on the date of the Agreement, including machinery breakdown, the perils of flood and earthquake, strike, vandalism and malicious mischief subject to terms that are consistent with current industry practice insuring all real and personal property of the Project at each Plant for an amount of not less than full replacement cost of such Plant. Sub limits are permitted as respects to the following perils: (i) debris removal (the greater of $5,000,000 or 25% of loss), (ii) expediting or extra expense ($5,000,000), (iii) increased costs due to orders by law and demolition costs of undamaged portion due to enforcement of by law ($2,000,000), flood (25% of replacement cost) and earthquake (25% of replacement cost) and (iv) such other coverages customarily sub-limited in reasonable amounts consistent with current industry practice with respect to similar risks and reasonably acceptable to the Administrative Agent (acting in consultation with the Insurance Consultant).

Such policy shall include: (i) an automatic reinstatement of limits following each loss (except for the perils of earthquake and flood), (ii) a replacement cost endorsement with no deduction for depreciation and (iii) unless provided under the all risk policy, boiler and machinery coverage (including consequence of design, workmanship or material defect) on a “comprehensive” basis including breakdown and repair on a replacement cost basis with limits not less than the full replacement cost of the insured objects. In the event all risk property cover and the boiler and machinery cover is not written in the same policy, each policy shall contain a joint loss agreement.

All such policies may have deductibles of not greater than two hundred fifty thousand Dollars ($250,000) and two percent (2%) of values at risk, five percent (5%) for California Earthquake for natural hazard perils (such as flood and earthquake).

(e)       Business Interruption.

Schedule 7.01(h)

72

Borrowers shall also maintain or caused to be maintained, with respect to each Plant, business interruption insurance on all “all risk” basis (as such term is used in common practice of the insurance industry on the date of the Agreement), including machinery breakage, in an amount necessary to satisfy policy coinsurance conditions, but with limits not less than the equivalent of twelve (12) months projected scheduled Debtor Service, continuing expenses and an amount equivalent to the principal payments necessary for the Borrowers to reach the Target Balance Amount at the end of the twelve (12)-month period as indicated in the Agreement or in other amounts reasonably acceptable to the Administrative Agent (acting in consultation with the Insurance Consultant). The deductible or waiting period shall not exceed thirty (30) days. Borrowers shall also maintain or cause to be maintained contingent business interruption as respects the suppliers and vendors in an amount of not less than six (6) months projected scheduled Debt Service, continuing expenses and replacement ethanol extra expense in amounts acceptable to the Lenders, where the exposure exists.

(f)       Umbrella or Excess.

Umbrella or excess liability insurance of not less than twenty million Dollars ($20,000,000) per occurrence and annual aggregate during operations. Such coverages shall be on a per occurrence or claims made basis and over and above coverage provided by the policies described in Sections 2.1(a), (b) and, with respect to employer’s liability, (c) of this Schedule 7.01(h), whose limits shall apply toward the twenty million Dollars ($20,000,000) limit set forth in this Section 2.1(f). If the policy or policies provided under this Section 2.1(f) contain(s) aggregate limits applying to other operations other than the Project, and such limits are diminished below fifteen million Dollars ($15,000,000) by any incident, occurrence, claim, settlement or judgment against such insurance that has caused the insurer to establish a reserve, Borrowers, within five (5) Business Days after obtaining knowledge of such event shall inform the Administrative Agent, and within thirty (30) Business Days after the occurrence of such event shall purchase an additional umbrella/excess liability insurance policy satisfying the requirements of this Section 2.1(f).

(g)       Aircraft Liability.

Aircraft liability, (to the extent exposure exists) in an amount not less than ten million Dollars ($10,000,000) for all owned, non-owned and hired aircraft, fixed wing or rotary, used in connection with the operation of the Project.

(h)       Pollution Legal Liability.

Including Onsite Cleanup and sudden and accidental pollution legal liability insurance on a named perils basis with a limit commensurate (in the reasonable opinion of the Insurance Consultant) with industry practice for like projects, sufficient to meet contractual requirements but not less than three million Dollars ($3,000,000). Such coverage can be included in the commercial general liability and umbrella or excess liability covers or provided separately. Claims made coverage forms and deductibles of up to two hundred fifty thousand Dollars ($250,000) are acceptable.

3.       LEASEHOLD INTEREST INSURE

Schedule 7.01(h)

73

Unless otherwise covered under the operational Property All Risk Insurance described above or otherwise maintained by Pacific Ethanol, until the Discharge Date, each Borrower shall also insure, or cause to be insured its leasehold interests in the Leased Premises and provide Property Damage, Business Interruption/Extra Expense and Liability insurance in amounts reasonably satisfactory to the Administrative Agent (acting in consultation with the Insurance Consultant).

4.       DIRECTORS AND OFFICERS INSURANCE (to the extent exposure exists)

Until the Discharge Date, the Borrowers shall maintain, or cause to be maintained, Directors and Officers Insurance (including Employment Practices Liability) with limits in accordance with industry practice.

5.       GENERAL CONDITIONS APPLYING TO ALL INSURANCE

5.1       The Borrowers shall promptly notify the Administrative Agent of any loss in excess of two hundred fifty thousand Dollars ($250,000) covered by any insurance maintained pursuant to Sections 2.1(e) and (0 of this Schedule 7.01(h).

5.2       All policies of insurance required to be maintained pursuant to Sections 2.1(d) and (e) of this Schedule 7.01(h), shall provide that the proceeds of such policies shall be payable solely to the Collateral Agent pursuant to a standard first mortgage endorsement substantially equivalent to the Lenders Loss Payable Endorsement 438BFU or New York Standard Mortgage Endorsement without contribution. All policies (where allowed by law) shall insure the interests of the Senior Secured Parties regardless of any breach or violation by any Borrower of warranties, declarations or conditions contained in such policies, any action or inaction of any Borrower or any other Person, or any foreclosure relating to any Plant or any change in ownership of all or any portion of any Plant (the foregoing may be accomplished by the use of the Lender Loss Payable Endorsement 438BFU required above).

5.3       A loss under any insurance required to be carried under Sections 2.1(d) and (e) of this Schedule 7.01(h), shall be adjusted with the insurance companies, including the filing in a timely manner of appropriate proceedings, by the Borrowers, together with the Administrative Agent. In addition the Borrowers may, in their reasonable judgment, consent to the settlement of any loss; provided that in the event that the amount of any such loss exceeds two hundred fifty thousand Dollars ($250,000) the terms of such settlement are concurred with by the Administrative Agent (acting in consultation with the Insurance Consultant).

5.4       All policies of insurance required to be maintained pursuant to this Schedule 7.01(h) shall be endorsed so that if at any time any such policy should be cancelled, such cancellation shall not be effective for thirty (30) days following delivery of written notice thereof to the Administrative Agent, except for cancellation due to non-payment of premium, which shall not be for effective for ten (10) days following delivery of written notice thereof to the Administrative Agent.

6.       REPORT

Schedule 7.01(h)

74

6.1       On the initial Funding Date and annually thereafter, the Borrowers shall furnish the Administrative Agent with a report of an independent insurance broker, signed by an officer of such broker, stating that all premiums then due have been paid and that, in the opinion of such broker, the insurance then carried or to be renewed is in accordance with the terms of this Schedule 7.01(h). In addition the Borrowers will advise the Administrative Agent in writing promptly of any default in the payment of any premium and of any other act or omission on the part of any Borrower that may invalidate or render unenforceable, in whole or in part, any insurance being maintained by any Borrower pursuant to this Schedule 7.01(h).

7.       “CLAIMS MADE” POLICIES FOR CERTAIN TYPES OF INSURANCE

7.1       If any liability insurance required under the provisions of this Schedule 7.01(h) is allowed to be written on a “claims made” basis, then such insurance shall include the following:

(a)       The retroactive date (as such term is specified in each of such policies) shall be no later than the date on which construction is commenced or the Commercial Operations Date for the relevant Plant (as applicable).

(b)       Each time any policy written on a “claims made” basis is not renewed or the retroactive date of such policy is to be changed, the Borrowers shall obtain or cause to be obtained for each such policy or policies the broadest extended reporting period coverage, or “tail”, reasonably available in the commercial insurance market for each such policy or policies.

8.       UNAVAILABILITY OF INSURANCE

If any insurance (including the limits or deductibles thereof) hereby required to be maintained is not reasonably available and commercially feasible in the commercial insurance market, the Administrative Agent (acting in consultation with the Insurance Consultant) shall not unreasonably withhold their agreement to waive such requirement to the extent the maintenance thereof is not so available; provided, however, that the Borrowers shall first request any such waiver in writing to the Administrative Agent, which request shall be accompanied by a written report prepared by an insurance broker of nationally recognized standing, certifying that such insurance required is not reasonably available and commercially feasible (and, in any case where the required amount is not so available, certifying as to the maximum amount which is so available) and explaining in detail the basis for such conclusions. If after reviewing such evidence with the Insurance Consultant, the Administrative Agent concurs with such report, the Borrowers shall not be required to maintain such insurance until such time as such insurance is again available on commercially reasonable terms. At any time after the granting of any such waiver, but not more often than once a year, the Administrative Agent or the Lenders may request, and the Borrowers shall furnish to the Administrative Agent within fifteen (15) days after such request, supplemental reports reasonably acceptable to the Administrative Agent from such independent insurance broker or the Insurance Consultant updating their prior reports and reaffirming such conclusion. It is understood that the failure of the Borrowers to timely furnish any such supplemental report shall be conclusive evidence that such waiver is no longer effective because such condition no longer exists, but that such failure is not the only way to establish such non-existence. For the purposes of this Section 8.1, insurance will be considered “not reasonably available and commercially feasible” when it is obtainable only at excessive costs that are not justified in terms of the risk to be insured and is generally not being carried by or applicable to projects or operations similar to the relevant Plant because of such excessive costs.

Schedule 7.01(h)

75

9.       EROSION OF LIMIT

In the event that the insurance program evidenced for the benefit of any Plant is being provided through an insurance policy that also insures other assets owned by the Borrowers and the limits or sub limits are eroded or exhausted due to a loss at another Plant or location the Borrowers will immediately cause limits to be reinstated (where applicable) or replaced for the benefit of such Plant.

Schedule 7.01(h)

76

Schedule 7.02(a)
to Credit Agreement

BONDS

Bond No.	Principal	Description	Amount	Effective	Expiration
0427965	Pacific Ethanol Columbia, LLC	US DEPT OF TREASURY Alcohol Fuel Producer Bond	$200,000.00	06/01/2009	06/01/2013
5616288	Pacific Ethanol Stockton LLC	US DEPT OF TREASURY Alcohol Fuel Producer Bond	$200,000.00	06/10/2009	06/10/2013
0427939	Pacific Ethanol Madera LLC	US DEPT OF TREASURY Alcohol Fuel Producer Bond	$200,000.00	10/01/2009	10/01/2013
0427981	Pacific Ethanol Magic Valley, LLC	US DEPT OF TREASURY Alcohol Fuel Producer Bond	$200,000.00	11/02/2009	11/02/2012
0590288	Pacific Ethanol Columbia, LLC	OREGON DEPT. OF ENERGY Site Certificate Bond	$863,200.00	06/25/2012	06/25/2013

Schedule 7.02(a)

77

Schedule 11.12
to Credit Agreement

NOTICE INFORMATION

I.       BORROWERS

PACIFIC ETHANOL HOLDING CO. LLC

400 Capitol Mall, Suite 2060

Sacramento, CA 95814

Attn: Bryon T. McGregor, CFO

Phone:       (916) 403-2710

Email:       bmcgregor@pacificethanol.net

and

Attn: Christopher W. Wright, GC

Phone:       (916) 403-2130

Email:       cwright@pacificethanol.net

PACIFIC ETHANOL MADERA LLC

400 Capitol Mall, Suite 2060

Sacramento, CA 95814

Attn: Bryon T. McGregor, CFO

Phone:       (916) 403-2710

Email:       bmcgregor@pacificethanol.net

and

Attn: Christopher W. Wright, GC

Phone:       (916) 403-2130

Email:       cwright@pacificethanol.net

PACIFIC ETHANOL COLUMBIA, LLC

400 Capitol Mall, Suite 2060

Sacramento, CA 95814

Attn: Bryon T. McGregor, CFO

Phone:       (916) 403-2710

Email:       bmcgregor@pacificethanol.net

and

Attn: Christopher W. Wright, GC

Phone:       (916) 403-2130

Email:       cwright@pacificethanol.net

Schedule 11.12

78

PACIFIC ETHANOL STOCKTON LLC

400 Capitol Mall, Suite 2060

Sacramento, CA 95814

Attn: Bryon T. McGregor, CFO

Phone:       (916) 403-2710

Email:       bmcgregor@pacificethanol.net

and

Attn: Christopher W. Wright, GC

Phone:       (916) 403-2130

Email:       cwright@pacificethanol.net

PACIFIC ETHANOL MAGIC VALLEY, LLC

400 Capitol Mall, Suite 2060

Sacramento, CA 95814

Attn: Bryon T. McGregor, CFO

Phone:       (916) 403-2710

Email:       bmcgregor@pacificethanol.net

and

Attn: Christopher W. Wright, GC

Phone:       (916) 403-2130

Email:       cwright@pacificethanol.net

II.           BORROWERS’ AGENT

PACIFIC ETHANOL HOLDING CO. LLC

400 Capitol Mall, Suite 2060

Sacramento, CA 95814

Attn: Bryon T. McGregor, CFO

Phone:       (916) 403-2710

Email:       bmcgregor@pacificethanol.net

and

Attn: Christopher W. Wright, GC

Phone:       (916) 403-2130

Email:       cwright@pacificethanol.net

Schedule 11.12

79

III.       ADMINISTRATIVE AGENT

WELLS FARGO BANK, N.A.

Prior to November 5, 2012:

45 Broadway, 14th Floor

New York, New York 10006

Attention: Michael Pinzon, CMES-Pacific Ethanol

Telephone: (212) 515-5264

Facsimile: (212) 515-1576

E-mail Address: michael.d.pinzon@wellsfargo.com and

                             hui.chen@wellsfargo.com

On and after November 5, 2012:

150 East 42nd Street, 40th Floor

New York, New York 10017

Attention: Michael Pinzon, CMES-Pacific Ethanol

Telephone: 917-260-1537

Facsimile:  917-260-1594

E-mail Address: michael.d.pinzon@wellsfargo.com and

                             hui.chen@wellsfargo.com

IV.       COLLATERAL AGENT

WELLS FARGO BANK, N.A.

Prior to November 5, 2012:

45 Broadway, 14th Floor

New York, New York 10006

Attention: Michael Pinzon, CMES-Pacific Ethanol

Telephone: (212) 515-5264

Facsimile: (212) 515-1576

E-mail Address: michael.d.pinzon@wellsfargo.com and

                             hui.chen@wellsfargo.com

On and after November 5, 2012:

150 East 42nd Street, 40th Floor

New York, New York 10017

Attention: Michael Pinzon, CMES-Pacific Ethanol

Telephone: 917-260-1537

Facsimile:  917-260-1594

E-mail Address: michael.d.pinzon@wellsfargo.com and

                             hui.chen@wellsfargo.com

Schedule 11.12

80

V.       ACCOUNTS BANK

AMARILLO NATIONAL BANK

Amarillo National Bank

P.O. Box 1

Amarillo, Texas 79105

Attn: Craig L. Sanders

Telephone       806-378-8244

Facsimile       806-345-1663

Schedule 11.12

81

Exhibit A

“2011 CEPIP Projections” means the “2011 CEPIP Projections” as defined in the Amended Credit Agreement as in effect on the date hereof.

“Accounts” means all “accounts” as that term is defined in Section 9-102 of the UCC, now or hereafter owned by any Borrower.

“Accounts Bank” means Amarillo National Bank, not in its individual capacity, but solely as depositary bank, bank and securities intermediary hereunder, and each other Person that may, from time to time, be appointed as successor Accounts Bank pursuant to Section 10.06 (Resignation or Removal of Agent).

“Accounts Property” means any funds, instruments, securities, financial assets or other assets from time to time held in any of the Project Accounts or credited thereto or otherwise in possession or control of the Accounts Bank pursuant to this Agreement.

“Additional Project Document” means each contract, agreement, letter agreement or other instrument to which any Borrower becomes a party after June 25, 2010, other than any document (a) under which any Borrower (or, in the case of an agreement to which two or more Borrowers are party, such Borrowers on an aggregate basis) would not reasonably be expected to have obligations or liabilities in the aggregate in excess of two million Dollars ($2,000,000), or be entitled to receive revenues in the aggregate in excess of three million Dollars ($3,000,000), in either case in value in any twelve (12) month period, (b) with respect to the purchase or lease to finance the purchase or lease of enhancements to the Borrowers' production facilities consisting of bolt-on product yield enhancement equipment or processing and separation equipment for corn oil and corn syrup to the extent permitted under Section 7.02(a)(vi) and Section 7.02(b)(xi), and (c) a termination of which would not reasonably be expected to result in a Material Adverse Effect; provided, that for the purposes of this definition, purchase orders under existing Project Documents relating to the sale of Products or the purchase of corn shall not constitute Additional Project Documents.

“Administrative Agent” means Wells Fargo, in its capacity as administrative agent for the Lenders hereunder, and includes each other Person that may, from time to time, be appointed as successor Administrative Agent pursuant to Section 10.06 (Resignation or Removal of Agent).

“Affiliate” of any Person means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. A Person shall be deemed to be “controlled by” any other Person if such other Person (a) possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise or (b) owns at least ten percent (10%) of the Equity Interests in such Person; provided that clause (b) shall not be taken into account solely for purposes of determining whether a Person is an Affiliate of a Lender.

“Affiliated Project Documents” means those Project Documents listed in Schedule 5.11 and identified as Affiliate agreements, the DG Offtake Agreement between Stockton and Pacific Ag Products (and the related Consent), the Ethanol Offtake Agreement between Stockton and Kinergy (and the related Consent) and the Grain Supply Agreement between Stockton and Pacific Ag Products (and the related Consent).

Exhibit A-1

“Agents” means, collectively, the Administrative Agent, the Collateral Agent and the Accounts Bank.

“Aggregate Commitment” means ten million Dollars ($10,000,000), as the same may be reduced in accordance with Section 2.05 (Termination or Reduction of Commitments) or increased in accordance with Section 3.14 (Commitment Increase).

“Agreement” has the meaning set forth in the Preamble.

“Amended Credit Agreement” has the meaning set forth in the Recitals.

“Ancillary Documents” means, with respect to each Additional Project Document, the following, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent and, in the case of items (i), (ii) and (iv), the Collateral Agent:

(i)	each security instrument and agreement necessary or desirable to grant to the Collateral Agent a first priority perfected Lien (subject only to Permitted Liens) in such Additional Project Document and all property interests received by any Borrower in connection therewith;
(ii)	all recorded UCC financing statements and other filings required to perfect such Lien;
(iii)	if reasonably requested by the Administrative Agent, opinions of counsel for the Borrowers addressing such matters relating to such document, each applicable Security Document and Lien as the Administrative Agent may reasonably request;
(iv)	if reasonably requested by the Administrative Agent, the Borrowers shall use their best efforts to obtain a Consent with respect to such Additional Project Document from each Project Party thereto, and shall use their best efforts to obtain an opinion of counsel to such Project Party addressing matters relating to such Additional Project Document and such Consent as the Administrative Agent may reasonably request; provided, that if such Consent cannot be obtained, the relevant Additional Project Document shall be freely assignable by the applicable Borrower(s) to the Collateral Agent and to a transferee in foreclosure, in each such case without any consent or approval of such Project Party; and
(v)	if reasonably requested by the Administrative Agent, certified evidence of the authorization of such Additional Project Document by each Borrower that is a party thereto.

Exhibit A-2

“Applicable Margin” means five and one-half percent (5.5%) per annum; provided that for any Loans for which interest is paid as Capitalized Interest in accordance with Section 3.02 (Interest Payment Dates), the Applicable Margin shall be deemed to have been eight percent (8%) per annum for the period for which interest is so paid.

“Approved Fund” means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Asset Management Agreement” means the Second Amended and Restated Asset Management Agreement dated as of June 30, 2011 among Pacific Ethanol and the Borrowers.

“Associated Member” means a member under the PE Newco LLC Agreement that is an Affiliate of a Lender.

“Auditors” means those nationally recognized independent auditors selected by the Borrowers and approved by the Administrative Agent, acting reasonably.

“Authorized Officer” means (i) with respect to any Person that is a corporation, the president, any vice president, the treasurer or the chief financial officer of such Person, (ii) with respect to any Person that is a partnership, an Authorized Officer of a general partner of such Person, (iii) with respect to any Person that is a limited liability company, any manager, the president, any vice president, the treasurer, the chief financial officer or the chief operating officer of such Person, or an Authorized Officer of the managing member of such Person, or (iv) with respect to any Person, such other representative of such Person that is approved by the Administrative Agent in writing who, in each such case, has been named as an Authorized Officer on a certificate of incumbency of such Person delivered to the Administrative Agent and the Accounts Bank on or after the Closing Date.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy” or any successor statute, and all rules promulgated thereunder.

“Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (i) the Federal Funds Effective Rate plus one-half of one percent (0.50%), (ii) the rate of interest in effect for such day as publicly announced from time to time by Wells Fargo as its “prime rate” and (iii) one month LIBOR plus one percent (1%). The “prime rate” is a rate set by Wells Fargo based upon various factors including Wells Fargo’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Wells Fargo shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means any Loan bearing interest at a rate determined by reference to the Base Rate and the provisions of Article II (Commitments and Funding).

Exhibit A-3

“Blocked Account Agreement” means an agreement, in a form reasonably satisfactory to the Administrative Agent, the Collateral Agent and the Existing Collateral Agent, with respect to a Local Account among the Borrower in whose name such Local Account has been opened, the bank with whom such Local Account was opened, the Collateral Agent and the Existing Collateral Agent.

“Boardman” has the meaning set forth in the Preamble.

“Boardman CHS GSA” means the Grain Supply Agreement dated as of February 24, 2012 between CHS, Inc., a Minnesota cooperative corporation, and Boardman.

“Boardman Deed of Trust” means the Leasehold Trust Deed, Security Agreement, Financing Agreement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, made by Boardman to Stewart Title Guaranty Company, as trustee, for the benefit of the Collateral Agent, as beneficiary.

“Boardman Insurance and Condemnation Proceeds Account” has the meaning provided in Section 8.01(f) (Establishment of Project Accounts) of the Amended Credit Agreement.

“Boardman Lease” means the lease dated April 20, 2006 between the Port of Morrow and Boardman.

“Boardman LLC Agreement” means the Second Amended and Restated Limited Liability Company Operating Agreement of Boardman dated as of June 29, 2010.

“Boardman Plant” means the ethanol production facility located at Boardman, Oregon, with a capacity of approximately thirty-five (35) million gallons-per-year of denatured ethanol, including the Site on which such facility is located, and all buildings, structures, improvements, easements and other property related thereto.

“Boardman Pledge Agreement” means the Pledge and Security Agreement, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, among Pacific Holding, Boardman and the Collateral Agent, pursuant to which Pacific Holding pledges one hundred percent (100%) of the Equity Interests in Boardman to the Collateral Agent.

“Boardman Security Agreement” means the Assignment and Security Agreement, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, made by Boardman in favor of the Collateral Agent.

“Boardman Subordination Agreement” means that certain Subordination Agreement, dated as of the Closing Date, by and among Boardman, the Collateral Agent and the Existing Collateral Agent.

Exhibit A-4

“Borrower LLC Agreements” means, collectively, the Pacific Holding LLC Agreement, the Madera LLC Agreement, the Boardman LLC Agreement, the Stockton LLC Agreement and the Burley LLC Agreement.

“Borrowers” has the meaning set forth in the Preamble.

“Borrowers’ Agent” means Pacific Holding, in its capacity as agent for the Borrowers in accordance with Section 11.05 (Borrowers’ Agent).

“Budget” has the meaning set forth in Section 7.01 (k) (Affirmative Covenants- Budget).

“Budget Period” means the period covered by any Budget.

“Burley” has the meaning set forth in the Preamble.

“Burley Deed of Trust” means the Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, made by Burley to Fidelity National Title Company, as trustee, for the benefit of the Collateral Agent, as beneficiary.

“Burley Heiskell GSA” means the Grain Storage Agreement dated as of December 11, 2009 between Heiskell and Burley, as amended by that certain Amendment No. 1 to Grain Storage Agreement dated December 10, 2010 and that certain Amendment No. 2 to Grain Storage Agreement dated November 17, 2011.

“Burley Insurance and Condemnation Proceeds Account” has the meaning provided in Section 8.01(h) (Establishment of Project Accounts) of the Amended Credit Agreement.

“Burley LLC Agreement” means the Amended and Restated Limited Liability Company Operating Agreement of Burley dated as of June 29, 2010.

“Burley Plant” means the ethanol production facility located at Burley, Idaho, with a capacity of approximately fifty (50) million gallons-per-year of denatured ethanol, including the Site on which such facility is located, and all buildings, structures, improvements, easements and other property related thereto.

“Burley Pledge Agreement” means the Pledge and Security Agreement, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, among Pacific Holding, Burley and the Collateral Agent, pursuant to which Pacific Holding pledges one hundred percent (100%) of the Equity Interests in Burley to the Collateral Agent.

“Burley Security Agreement” means the Assignment and Security Agreement, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, made by Burley in favor of the Collateral Agent.

Exhibit A-5

“Burley Subordination Agreement” means that certain Subordination Agreement, dated as of the Closing Date, by and among Burley, the Collateral Agent and the Existing Collateral Agent.

“Business Day” means:

(i)	any day that is neither a Saturday or Sunday nor a day on which commercial banks are authorized or required to be closed in Sacramento, California, New York, New York or Minneapolis, Minnesota; and
(ii)	relative to the making, continuing, prepaying or repaying of any Eurodollar Loans, any day on which dealings in Dollars are carried on in the London interbank market.

 “Business Interruption Insurance Proceeds” means all proceeds of any insurance policies required pursuant to this Agreement or otherwise obtained with respect to any Borrower, any Plant or the Project relating to business interruption or delayed start-up.

“Capitalized Interest” has the meaning provided in Section 3.02 (Interest Payment Dates).

“Capitalized Lease Liabilities” of any Person means all monetary obligations of such Person under any leasing or similar arrangement that, in accordance with GAAP, would be classified as capitalized leases on a balance sheet of such Person or otherwise disclosed as such in a note to such balance sheet and, for purposes of the Financing Documents, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP. For the avoidance of doubt, “Capitalized Lease Liabilities” shall not include obligations or liabilities of any Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations would be required to be classified and accounted for as an operating lease under GAAP as existing on the Closing Date.

“Cash Collateral Agreement” means the Cash Collateral Escrow Agreement, dated as of June 13, 2012, by and among Pacific Holding, International Fidelity Insurance Company and Allegheny Casualty Company.

“Cash Equivalents” means:

(a)	readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof, or obligations unconditionally guaranteed by the full faith and credit of the government of the United States, in each case maturing within one (1) year from the date of acquisition thereof;
(b)	securities issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than one (1) year from the date of acquisition thereof and, at the time of acquisition, having a rating of AA- or higher from S&P or Aa3 or higher from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service); and
Exhibit A-6

(c)	investments in certificates of deposit, banker’s acceptances and time deposits maturing within two hundred and seventy (270) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America, any State thereof, any country that is a member of the Organisation for Economic Co-Operation and Development or any political subdivision thereof, that has a combined capital and surplus and undivided profits of not less than five hundred million Dollars ($500,000,000).

“Cash Flow” means, for any period, the sum (without duplication) of the following: (i) all cash paid to the Borrowers during such period in connection with the Ethanol Offtake Agreements, DG Offtake Agreements and any other sales of Products, (ii) all interest and investment earnings paid to the Borrowers or the Project Accounts during such period on amounts on deposit in the Project Accounts, (iii) all cash paid to the Borrowers during such period as Business Interruption Insurance Proceeds or liability insurance proceeds (but only to the extent that such liability insurance proceeds represent reimbursement of third party claims already paid by the Borrowers) and (iv) all other cash paid to the Borrowers during such period; provided, that Cash Flow shall not include any proceeds of the Loans or any other Indebtedness incurred by any Borrower; Insurance Proceeds; Condemnation Proceeds; any amounts paid pursuant to the Sponsor Support Agreement; proceeds from any disposition of assets of any Plant or any Borrower (other than Products); tax refunds; amounts received, whether by way of a capital contribution or otherwise, from any holders of Equity Interests of any Borrower (other than payments made under the Affiliated Project Documents when due and payable in accordance with the terms thereof and the terms of the Financing Documents); and any other extraordinary or non-cash income or receipt of any Borrower under GAAP.

“Casualty Event” means an event that causes any Plant, or any material portion thereof, to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9604, et seq.), as amended, and rules, regulations, standards guidelines and publications issued thereunder.

“Change of Control” means any transaction or series of related transactions (including any merger or consolidation) consummated without the prior written consent of the Required Lenders the result of which is that:

(i)          Pacific Holding fails to maintain, directly, legally or beneficially, one hundred percent (100%) of the Equity Interests of any of Madera, Boardman, Stockton or Burley;

Exhibit A-7

(ii)          the Pledgor fails to maintain, directly, legally or beneficially, one hundred percent (100%) of the Equity Interests of Pacific Holding;

(iii)          any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 66⅔% or more of the Equity Interests of Pledgor entitled to vote for members of the board of managers or equivalent governing body of Pledgor on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or

(iv)          any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) not a member of Pledgor on the date of the Original Credit Agreement becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 50% or more of the Equity Interests of Pledgor entitled to vote for members of the board of managers or equivalent governing body of Pledgor on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right).

“Closing Date Consent” means a Consent, in form and substance reasonably satisfactory to the Lenders, with respect to each Project Document set forth on Part A of Schedule 6.01(a)(ix).

“Closing Date” means the date of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Cold Shutdown” means, in respect of a Plant, the maintenance of such Plant in a state in which the Plant facilities are not producing ethanol, ethanol work in process has been completed, and wherein (i) Plant systems and equipment preservation are being managed in accordance with manufacturer recommendations and (ii) Plant facilities operate with a reduced headcount. “Cold Shutdown” contemplates minimized usage of a Plant’s utility systems but does not contemplate any cessation of compliance monitoring with respect to Necessary Project Approvals.

“Collateral” means all assets of the Loan Parties and Equity Interests in the Borrowers, whether now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document then in effect or contemplated to be in effect.

Exhibit A-8

“Collateral Agent” means Wells Fargo, in its capacity as collateral agent for the Senior Secured Parties under the Financing Documents, and includes each other Person that may, from time to time be appointed as successor Collateral Agent pursuant to Section 10.06 (Resignation or Removal of Agent).

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans, as set forth opposite the name of such Lender in Schedule 1.01(a), as the same may be reduced in accordance with Section 2.05 (Termination or Reduction of Commitments) or increased in accordance with Section 3.14 (Commitment Increase).

“Commitment Availability” of any Lender, means the amount by which (x) the Commitment of such Lender exceeds (y) the outstanding principal balance of Funded Loans of such Lender.

“Commitment Availability Percentage” means, as to any Lender at any time, the percentage that such Lender’s Commitment Availability then constitutes of the aggregate amount of Commitment Availability of all Lenders.

“Commitment Fee” has the meaning provided in Section 3.11(a) (Fees).

“Commitment Increase” has the meaning provided in Section 3.14 (Commitment Increase).

“Commitment Percentage” means, as to any Lender at any time, the percentage that such Lender’s Commitment then constitutes of the Aggregate Commitment.

“Commodity Hedging Arrangements” means any arrangement to hedge the price of corn purchases, ethanol sales, Distillers Grains sales or natural gas purchases.

“Commodity Hedging Policy” means the “Commodity Hedging Policy” of the Borrowers as defined in the Amended Credit Agreement as in effect on the date hereof.

“Condemnation Proceeds” means any amounts and proceeds of any kind (including instruments) payable in respect of any Event of Taking.

“Consents” means each Consent and Agreement entered into among a Project Party, the Borrowers, and the Collateral Agent, each in form and substance reasonably satisfactory to the Collateral Agent.

“Consultants” means the Financial Advisor, the Independent Engineer, the Insurance Consultant and any other consultants appointed by or on behalf of the Lenders.

“Contest” means, with respect to any matter or claim involving any Person, that such Person is contesting such matter or claim in good faith and by appropriate proceedings timely instituted; provided, that the following conditions are satisfied: (a) such Person has posted a bond or other security (which may include funds reserved in an appropriate Project Account) reasonably acceptable to the Administrative Agent; (b) during the period of such contest, the enforcement of any contested item is effectively stayed; (c) none of such Person or any of its officers, directors or employees, or any Senior Secured Party or its respective officers, directors or employees, is or could reasonably be expected to become subject to any criminal liability or sanction in connection with such contested items; and (d) such contest and any resultant failure to pay or discharge the claimed or assessed amount does not, and would not reasonably be expected to (i) result in a Material Adverse Effect or (ii) involve a material risk of the sale, forfeiture or loss of, or the creation, existence or imposition of any Lien (other than a Permitted Lien) on, any of the Collateral.

Exhibit A-9

“Contingent Liabilities” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation under any contingent liabilities shall (subject to any limitation set forth therein) be deemed for purposes of this Agreement to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby; provided, that if the maximum amount of the debt, obligation or other liability guaranteed thereby has not been established, the amount of such contingent liability shall be the maximum reasonably anticipated amount of the debt, obligation or other liability; provided, further, that any agreement to limit the maximum amount of such Person’s obligation under such contingent liability shall not, of and by itself, be deemed to establish the maximum reasonably anticipated amount of such debt, obligation or other liability.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Corn Supplier” means Pacific Ag Products or any other counterparty to a Grain Supply Agreement.

“DDG” means dried distillers grains (if any) produced by the Borrowers at the Project.

“Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Debt Service Reserve Release Certificate” means a certificate in substantially the form of Exhibit 8.06 of the Amended Credit Agreement, duly executed by an Authorized Officer of the Borrowers’ Agent, directing the transfer of funds from the Debt Service Reserve Account.

“Debt Service Reserve Account” has the meaning set forth in Section 8.01(d) (Establishment of Project Accounts) of the Amended Credit Agreement.

Exhibit A-10

“Default” means any condition, occurrence or event that, after notice or passage of time or both, would be an Event of Default.

“Default Excess” means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender’s pro rata share of the aggregate outstanding principal amount of all Loans (calculated as if all Defaulting Lenders (including such Defaulting Lender) had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of all Loans of such Defaulting Lender.

“Default Period” means, with respect to any Defaulting Lender, the period commencing on the date of the applicable Funding Default and ending on the earliest of the following dates: (i) the date on which all Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable, (ii) the date on which (a) the Default Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted Loans of such Defaulting Lender or by the non pro rata application of any voluntary or mandatory prepayments of the Loans pursuant to the terms hereof) and (b) such Defaulting Lender shall have delivered to the Borrowers and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder with respect to its Commitments, and (iii) the date on which the Borrowers and the Required Lenders waive all Funding Defaults of such Defaulting Lender in writing.

“Default Rate” has the meaning set forth in Section 3.04(a) (Default Interest Rate).

“Defaulted Loan” has the meaning provided in Section 2.06 (Defaulting Lenders).

“Defaulting Lender” has the meaning provided in Section 2.06 (Defaulting Lenders).

“DG Offtake Agreements” means any agreement relating to the sale of Distillers Grains by any Borrower with a scheduled term in excess of one year and with payments thereunder expected to be in excess of three million Dollars ($3,000,000) and each agreement between any Borrower and Pacific Ag Products relating to the sale or marketing of Distillers Grains.

“Discharge Date” means the date on which (a) all outstanding Commitments have been terminated and (b) all amounts payable in respect of the Obligations have been irrevocably paid in full in cash (other than obligations under the Financing Documents that by their terms survive and with respect to which no claim has been made by the Senior Secured Parties).

“Distillers Grains” means DDG, WDG, and any other form of distillers grain products (including syrup) marketed by any Borrower from time to time.

“Dollar” and the sign “$” mean lawful money of the United States.

Exhibit A-11

“Domestic Office” means, relative to any Lender, the office of such Lender designated on Schedule 1.01(a) or designated in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by written notice from such Lender, as the case may be, to the Borrowers’ Agent and the Administrative Agent.

“Eligible Assignee” means (a) any Lender, (b) any Existing Lender, (c) an Affiliate of any Lender or any Existing Lender, (d) an Approved Fund, (e) a QIB that is not an Affiliate of any Loan Party and (f) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) so long as no Default or Event of Default has occurred and is continuing, the Borrower’s Agent (each such approval not to be unreasonably withheld or delayed).

“Environmental Affiliate” means any Person, only to the extent of, and only with respect to matters or actions of such Person for which, any Borrower could reasonably be expected to have liability as a result of such Borrower retaining, assuming, accepting or otherwise being subject to liability for Environmental Claims relating to such Person, whether the source of such Borrower’s obligation is by contract or operation of Law.

“Environmental Approvals” means any Governmental Approvals required under applicable Environmental Laws.

“Environmental Claim” means any written notice, claim, demand or similar written communication by any Person alleging potential liability or requiring or demanding remedial or responsive measures (including potential liability for investigatory costs, cleanup, remediation and mitigation costs, governmental response costs, natural resources damages, property damages, personal injuries, fines or penalties) in each such case (x) either (i) with respect to environmental contamination-related liabilities or obligations with respect to which any of the Borrowers could reasonably be expected to be responsible that are, or could reasonably be expected to be, in excess of two hundred thousand Dollars ($200,000) in the aggregate, or (ii) that has or could reasonably be expected to result in a Material Adverse Effect and (y) arising out of, based on or resulting from (i) the presence, release or threatened release into the environment, of any Materials of Environmental Concern at any location, whether or not owned by such Person; (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Laws or Environmental Approvals; or (iii) exposure to Materials of Environmental Concern.

“Environmental Laws” means all Laws applicable to the Project relating to pollution or protection of human health, safety or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including Laws relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise applicable to the Project relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination, in each such case including all voting rights and economic rights related thereto.

Exhibit A-12

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

“ERISA Affiliate” means any Person, trade or business that, together with any Borrower, is or was treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

“ERISA Plan” means any Plan that is not a Multiemployer Plan.

“Ethanol Offtake Agreements” means any agreement relating to the sale of ethanol by any Borrower with a scheduled term in excess of one year and with payments thereunder expected to be in excess of three million Dollars ($3,000,000), and each agreement between any Borrower and Kinergy relating to the sale or marketing of ethanol.

“Eurodollar Loan” means any Loan bearing interest at a rate determined by reference to the Eurodollar Rate and the provisions of Article II (Commitments and Funding) and Article III (Repayments, Prepayments, Interest and Fees).

“Eurodollar Office” means, relative to any Lender, the office of such Lender designated as such on Schedule 1.01(a) or designated in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder or such other office of a Lender as designated from time to time by notice from such Lender to the Borrowers’ Agent and the Administrative Agent pursuant to Section 4.04 (Obligation to Mitigate) that shall be making or maintaining Eurodollar Loans of such Lender hereunder.

“Eurodollar Rate” means, for any Interest Period with respect to any Eurodollar Loan, an interest rate per annum equal to the rate per annum obtained by dividing (x) LIBOR for such Interest Period and such Eurodollar Loan, by (y) a percentage equal to (i) 100% minus (ii) the Eurodollar Reserve Percentage for such Interest Period.

“Eurodollar Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the F.R.S. Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”). The Eurodollar Rate for each outstanding Eurodollar Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

Exhibit A-13

“Event of Abandonment” means with respect to any Plant any of the following shall have occurred: (i) the abandonment by the applicable Borrower of the operation or maintenance of such Plant for a period of more than ten (10) consecutive days (other than as a result of force majeure, an Event of Taking or a Casualty Event), (ii) the suspension of all or substantially all of any Borrower’s activities with respect to such Plant, other than as the result of a force majeure, Event of Taking or Casualty Event, for a period of more than ten (10) consecutive days, or (iii) any written acknowledgement by any Borrower of a final decision to take any of the foregoing actions; provided that neither Cold Shutdown nor Hot Idle shall constitute an Event of Abandonment under any of clauses (i), (ii) or (iii).

“Event of Default” means any one of the events specified in Section 9.01 (Events of Default).

“Event of Taking” means any taking, exercise of rights of eminent domain, public improvement, inverse condemnation, condemnation or similar action of or proceeding by any Governmental Authority relating to any material part of any Plant, the Project, any Equity Interests of any Borrower, or any other assets thereof.

“Event of Total Loss” means the occurrence of a Casualty Event affecting all or substantially all of any Plant, the Project or the assets of any Borrower.

“Excluded Taxes” means, with respect to any Agent or any Lender or any other recipient of any payment to be made by or on account of any Obligation of the Borrowers hereunder, (a) income or franchise Taxes imposed on (or measured by) its net income levied as a result of a present or former connection between such Agent, such Lender or such other recipient and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or taxing Authority thereof or therein (other than such Agent’s, such Lender’s or such other recipient’s having executed, delivered or performed its obligations or recovered a payment under, or enforced, this Agreement or any other Financing Document), (b) any branch profits Tax imposed by the United States, or any similar Tax imposed by any other jurisdiction described in clause (a) above, or (c) any United States withholding Tax to the extent that is imposed on amounts payable to such Agent or such Lender at the time such Agent or such Lender becomes a party to this Agreement or such other Financing Document.

“Exercise of Remedies” means with respect to any Indebtedness the exercise of any remedy (judicially or non-judicially) in respect of such Indebtedness including an acceleration of such Indebtedness (with or without the taking of any action), the commencement of any action, suit or proceeding in respect of such Indebtedness or the application of any collateral to such Indebtedness.

“Existing Accounts Bank” means the “Accounts Bank” as defined in the Amended Credit Agreement.

“Existing Administrative Agent” means the “Administrative Agent” as defined in the Amended Credit Agreement.

“Existing Agents” means the Existing Accounts Bank, the Existing Administrative Agent and the Existing Collateral Agent.

Exhibit A-14

“Existing Collateral Agent” means the “Collateral Agent” as defined in the Amended Credit Agreement.

“Existing Credit Agreement” has the meaning set forth in the Recitals.

“Existing Credit Agreement Amendment” has the meaning set forth in the Recitals.

“Existing Discharge Date” means the “Discharge Date” as defined in the Amended Credit Agreement.

“Existing Financing Documents” means the “Financing Documents” as defined in the Amended Credit Agreement.

“Existing Lenders” means the “Lenders” as defined in the Amended Credit Agreement.

“Existing Pledgor Consent” means the Written Consent in Lieu of Special Meeting of New PE Holdco LLC, dated as of September 14, 2012, among certain of the equity holders of the Pledgor.

“Existing Security Documents” means the “Security Documents” as defined in the Amended Credit Agreement.

“Existing Senior Secured Parties” means the “Senior Secured Parties” as defined in the Amended Credit Agreement.

“Existing Transaction Documents” means the “Transaction Documents” as defined in the Amended Credit Agreement.

“Extraordinary Proceeds Account” has the meaning provided in Section 8.01(i) (Establishment of Project Accounts) of the Amended Credit Agreement

“F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“Federal Funds Effective Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Required Lenders.

Exhibit A-15

“Fee Letters” means (i) the Fee Letter among the Administrative Agent, the Collateral Agent and the Borrowers, dated on or about the Closing Date and (ii) the Fee Letter among the Accounts Bank and the Borrowers, dated as of on or about the Closing Date, setting forth certain fees that will, from time to time, become due and payable to the Agents.

“Fees” means, collectively, each of the fees payable by the Borrowers for the account of any Lender or Agent pursuant to Section 3.11 (Fees).

“Financial Asset” has the meaning provided in Section 8.09(b) (Representations, Warranties and Covenants of Accounts Bank).

“Financing Documents” means:

(i)	this Agreement;
(ii)	the Notes;
(iii)	the Security Documents;
(iv)	the Interest Rate Protection Agreements, if any;
(v)	the Fee Letters;
(vi)	each Blocked Account Agreement;
(vii)	the Sponsor Support Agreement;
(viii)	the other financing and security agreements, documents and instruments delivered in connection with this Agreement; and
(ix)	each other document designated as a Financing Document by the Borrowers’ Agent and the Administrative Agent.

“Fiscal Quarter” means any quarter of a Fiscal Year.

“Fiscal Year” means any period of twelve (12) consecutive calendar months ending on December 31.

“Floor Price” means the average of the OPIS daily mean quoted price for Chicago pipeline/ethanol plus .01 U.S. dollars per gallon effective the bill of lading (BOL) date, the publication immediately prior to the BOL date and the publication day immediately following the BOL date plus a location differential equal to the average of the OPIS daily mean quoted price for Los Angeles pipeline/ethanol minus Chicago pipeline/ethanol for the period of January 2010 — December 2010 plus a quality differential of .045 U.S. dollars per gallon. If the BOL date is a Sunday, then the first publication day prior to and the two (2) publication days immediately following the BOL date shall apply. If the BOL date is a Saturday or holiday, then the two (2) publication days prior to and the one (1) publication day immediately following the BOL date shall apply.

Exhibit A-16

“Funded Loan” means the outstanding principal balance of any Loan that has been Funded by a Lender pursuant to Section 2.01 (Loans), excluding, for the avoidance of doubt, any Capitalized Interest.

“Funding” means the incurrence of each Loan on a single date (including the Closing Date).

“Funding Date” means, with respect to each Funding, the date on which funds are disbursed by the Administrative Agent, on behalf of the Lenders, to the Borrowers in accordance with Section 2.03 (Funding of Loans).

“Funding Default” has the meaning specified in Section 2.06 (Defaulting Lenders).

“Funding Notice” means each request for Funding in the form of Exhibit 2.02 delivered in accordance with Section 2.02 (Notice of Fundings).

“GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis.

“Governmental Approval” means any authorization, consent, approval, license, lease, ruling, permit, certification, exemption, filing for registration by or with any Governmental Authority.

“Governmental Authority” means any nation, state, sovereign, or government, any federal, regional, state, local or political subdivision and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Grain Supply Agreements” means any agreement relating to the purchase or supply of grain to any Borrower with a scheduled term in excess of one year and with payments thereunder expected to be in excess of two million Dollars ($2,000,000) and each agreement between any Borrower and Pacific Ag Products relating to the purchase or supply of grain to such Borrower.

“Granting Lender” has the meaning provided in Section 11.03(h) (Assignments).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien).

Exhibit A-17

“Heiskell” means J.D. Heiskell Holdings, LLC, a California limited liability company.

“Heiskell GSA” means the Grain Storage Agreement dated as of December 11, 2009 between Heiskell and Burley.

“Hot Idle” in respect of a Plant, means the maintenance of such Plant in a state in which the Plant facilities are not producing ethanol with the exception of completing work-in- process inventory, and a range of operations from a state wherein (i) Plant systems including fermentation tanks are maintained with an amount of work-in-process Product to a state in which such systems have been emptied and cleaned and the required process water and chemicals have been removed from the Plant facilities and (ii) Plant facilities operate with either a full complement of head count, or, subject to prior written notice and consultation with the Administrative Agent (in the case of any reduction in headcount that is not the result of a termination for cause or a voluntary resignation by any person working at such Plant) a reduced headcount. “Hot Idle” does not include or contemplate a shutdown of such plant’s utility systems or any cessation of compliance monitoring with respect to Necessary Project Approvals.

“Increase Effective Date” has the meaning set forth in Section 3.14(d) (Commitment Increase).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)          all obligations of such Person for or in respect of moneys borrowed or raised, whether or not for cash by whatever means (including acceptances, deposits, discounting, letters of credit, factoring, and any other form of financing which is recognized in accordance with GAAP in such Person’s financial statements as being in the nature of a borrowing or is treated as “off-balance sheet” financing);

(b)          all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(c)          all obligations of such Person for the deferred purchase price of property or services;

(d)          all obligations of such Person under conditional sale or other title retention agreements relating to property or assets acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property or are otherwise limited in recourse);

Exhibit A-18

(e)          the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(f)          all Capitalized Lease Liabilities;

(g)          net obligations of such Person under any Swap Contract;

(h)          all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(i)          all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning provided in Section 11.09 (Indemnification by the Borrowers).

“Independent Engineer” means Harris Group Inc., or any replacement independent engineer appointed by the Required Lenders and, so long as no Default or Event of Default has occurred and is continuing, reasonably acceptable to the Borrower’s Agent (which acceptance shall not be unreasonably withheld or delayed).

“Information” has the meaning provided in Section 11.18 (Treatment of Certain Information; Confidentiality).

“Initial Annual Forecast” means the initial forecast of the projected requirements for Operation and Maintenance Expenses and Maintenance Capital Expenses on a monthly basis for each Plant prepared by the Borrowers and attached hereto as Schedule 6.01(m)B.

“Initial Budget” means the initial budget reflecting projected cash flows, operating disbursements, payroll disbursements, non-operating disbursements and cash balances of the Borrowers, prepared by the Borrowers and attached hereto as Schedule 6.01(m)A.

Exhibit A-19

“Insolvency Proceeding” means, with respect to any Person:

(i)	any case commenced by or against such Person under the Bankruptcy Code or any similar federal or state law for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of such Person, any receivership or assignment for the benefit of creditors relating to such Person or any similar case or proceeding relative to such Person or its creditors, as such, in each case whether or not voluntary;
(ii)	any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to such Person , in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or
(iii)	any other proceeding of any type or nature in which substantially all claims of creditors of such Person are determined and any payment or distribution is or may be made on account of such claims.

“Insurance and Condemnation Proceeds Accounts” means, collectively, the Madera Insurance and Condemnation Proceeds Account, the Boardman Insurance and Condemnation Proceeds Account, the Stockton Insurance and Condemnation Proceeds Account and the Burley Insurance and Condemnation Proceeds Account.

“Insurance and Condemnation Proceeds Request Certificate” means a certificate, in substantially the form of Exhibit 8.07 to the Amended Credit Agreement, executed by an Authorized Officer of the Borrowers’ Agent and setting forth proposed instructions for the transfer or withdrawal of Insurance Proceeds or Condemnation Proceeds, as the case may be, from an Insurance and Condemnation Proceeds Account.

“Insurance Consultant” means any insurance consultant appointed by the Required Lenders and, so long as no Default or Event of Default has occurred and is continuing, reasonably acceptable to the Borrower’s Agent (which acceptance shall not be unreasonably withheld or delayed).

“Insurance Proceeds” means all proceeds of any insurance policies required pursuant to this Agreement or otherwise obtained with respect to any Borrower, any Plant or the Project that are paid or payable to or for the account of any Borrower, or the Collateral Agent as loss payee, or additional insured (other than Business Interruption Insurance Proceeds and proceeds of insurance policies relating to third party liability).

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of the Closing Date, among the Collateral Agent, the Existing Collateral Agent, the Administrative Agent and the Existing Administrative Agent, as acknowledged and, as to certain provisions thereof, agreed by the Borrowers and the Borrowers’ Agent, in substantially the form attached hereto as Exhibit B.

“Interest Payment Date” means, with respect to any Loan without duplication, the last day of each Interest Period applicable to each Funding of which such Loan is a part.

Exhibit A-20

“Interest Period” means, with respect to any Eurodollar Loan, the period beginning on (and including) the date on which such Eurodollar Loan is made pursuant to Section 2.03 (Funding of Loans) or the date on which each successive interest period for each such Eurodollar Loan is determined pursuant to Section 3.03 (Interest Rates) and ending on (and including) the day that numerically corresponds to such date one (1) month thereafter; provided, that (i) if such Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is in a different a calendar month, in which case such Interest Period shall end on the next preceding Business Day), (ii) any Interest Period that begins on the last Business Day of a month (or on a day for which there is no numerically corresponding day in the month at the end of such Interest Period) shall end on the last Business Day of the month at the end of such Interest Period, (iii) no Interest Period shall end after any Monthly Date unless the aggregate outstanding principal amount of Eurodollar Loans having Interest Periods which end on or prior to such Monthly Date shall be at least equal to the aggregate principal amount of Eurodollar Loans due and payable on or prior to such Monthly Date, and (iv) no Interest Period may end later than the Maturity Date.

“Interest Period Notice” means a notice in substantially the form attached hereto as Exhibit 3.03, executed by an Authorized Officer of the Borrowers’ Agent.

“Interest Rate Protection Agreement” means each interest rate swap, collar, put, or cap, or other interest rate protection arrangement, with a Qualified Counterparty, in each such case that is reasonably satisfactory to the Administrative Agent and is entered into in accordance with Section 7.02(u) (Negative Covenants - Interest Rate Protection Agreement).

“Interest Rate Protection Provider” means a Qualified Counterparty that is party to an Interest Rate Protection Agreement.

“Kirby Equipment” means the equipment leased by Pacific Ag Products pursuant to the Lease Agreement dated as of September 19, 2008 between Pacific Ag Products and Kirby Manufacturing Inc. (“KMI”) as assigned by KMI to Agricredit Acceptance LLC on September 30, 2008.

“Kinergy” means Kinergy Marketing, LLC, an Oregon limited liability company.

“Law” means, with respect to any Governmental Authority, any constitutional provision, law, statute, rule, regulation, ordinance, treaty, order, decree, judgment, decision, common law, holding, injunction, Governmental Approval or requirement of such Governmental Authority. Unless the context clearly requires otherwise, the term “Law” shall include each of the foregoing (and each provision thereof) as in effect at the time in question, including any amendments, supplements, replacements, or other modifications thereto or thereof, and whether or not in effect as of the date of this Agreement.

“Leased Premises” means, with respect to the Boardman Plant, the Premises, as defined in the Boardman Lease and, with respect to the Stockton Plant, the Premises, as defined in the Stockton Lease.

“Leases” means, collectively, the Boardman Lease and the Stockton Lease.

“Lender Assignment Agreement” means a Lender Assignment Agreement, substantially in the form of Exhibit 11.03.

Exhibit A-21

“Lenders” means the persons identified as “Lenders” and listed on the signature pages of this Agreement and each other Person that acquires the rights and obligations of a Lender hereunder pursuant to Section 11.03 (Assignments).

“LIBOR” means, for any Interest Period:

(a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; or

(b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service is not available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period; or

(c) if the rates referenced in the preceding clauses (a) and (b) are not available, the last available rate for LIBOR pursuant to this definition.

Notwithstanding the foregoing, in no event shall LIBOR be less than a rate per annum equal to four percent (4%).

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, bailment, conditional sales or title retention agreement, lien (statutory or otherwise), charge against or interest in property, in each case of any kind, to secure payment of a debt or performance of an obligation.

“Liquidity Agreement” dated as of June 7, 2012 among the Pacific Holdings, Burly, Boardman, Stockton, Kinergy and Pacific Ag Products.

“Loan” has the meaning provided in Section 2.01 (Loans); provided that “Loans” shall include any Capitalized Interest added to the principal amount of any Loans in accordance with Section 3.02 (Interest Payment Dates).

“Loan Parties” means, collectively, each Borrower and the Pledgor.

“Local Account” means any local bank account (other than the Project Accounts) in the name of any Borrower.

“Madera” has the meaning set forth in the Preamble.

Exhibit A-22

“Madera Deed of Trust” means the Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, made by Madera to Stewart Title Guaranty Company, as trustee, for the benefit of the Collateral Agent, as beneficiary.

“Madera Insurance and Condemnation Proceeds Account” has the meaning provided in Section 8.01(e) (Establishment of Project Accounts) of the Amended Credit Agreement.

“Madera LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Operating Agreement of Madera dated as of June 29, 2010.

“Madera Plant” means the ethanol production facility located at Madera, California, with a capacity of approximately forty (40) million gallons-per-year of denatured ethanol, including the Site on which such facility is located, and all buildings, structures, improvements, easements and other property related thereto.

“Madera Pledge Agreement” means the Pledge and Security Agreement, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, among Pacific Holding, Madera and the Collateral Agent, pursuant to which Pacific Holding pledges one hundred percent (100%) of the Equity Interests in Madera to the Collateral Agent.

“Madera Security Agreement” means the Assignment and Security Agreement, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, made by Madera in favor of the Collateral Agent.

“Madera Subordination Agreement” means that certain Subordination Agreement, dated as of the Closing Date, by and among Madera, the Collateral Agent and the Existing Collateral Agent.

“Maintenance Capital Expense Account” has the meaning set forth in Section 8.01(c) (Establishment of Project Accounts) of the Amended Credit Agreement.

“Maintenance Capital Expenses” means all expenditures by the Borrowers for regularly scheduled (or reasonably anticipated) major maintenance of the Project, Prudent Ethanol Operating Practice and vendor and supplier requirements constituting major maintenance (including teardowns, overhauls, capital improvements, replacements and/or refurbishments of major components of the Project).

“Major Project Party” means Pacific Ethanol (until the termination of the Asset Management Agreement), each Offtaker, each Corn Supplier, the landlord under each Lease, Heiskell, the guarantor under any Project Document Guarantee guarantying the obligations of any other Major Project Party and any other Project Party designated as a Major Project Party by the Administrative Agent and the Borrowers’ Agent.

“Mandatory Prepayment” means a prepayment in accordance with Section 3.08 (Mandatory Prepayment).

Exhibit A-23

“Material Adverse Effect” means any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect in respect of any Plant or the Project on (i) the business, assets, property, condition (financial or otherwise) or operations (as applicable) of any Borrower, (ii) the ability of any Borrower or any other Loan Party or any Project Party to perform its material obligations under any Transaction Document to which it is a party, (iii) creation, perfection or priority of the Liens granted, or purported to be granted, in favor, or for the benefit, of the Collateral Agent or (iv) the rights or remedies of any Senior Secured Party under any Financing Document; provided that clauses (i) or (ii) of this definition shall not be a Material Adverse Effect with respect to any Borrower if such event, development or circumstance results from the Cold Shutdown of a Plant.

“Materials of Environmental Concern” means chemicals, pollutants, contaminants, wastes, toxic substances and hazardous substances, any toxic mold, radon gas or other naturally occurring toxic or hazardous substance or organism and any material that is regulated in any way, or for which liability is imposed, pursuant to an Environmental Law.

“Maturity Date” means June 25, 2013 or such later date on or prior to June 25, 2016, as may be agreed to in any Maturity Date Extension.

“Maturity Date Extension” has the meaning given to such term in Section 11.01(c) (Amendments, Etc.).

“Maximum Rate” has the meaning provided in Section 11.10 (Interest Rate Limitation).

“Monthly Date” means the last Business Day of each calendar month; provided, that for Loans made on the Closing Date the first Monthly Date shall be deemed to be November 30, 2012.

“Monthly Period” means each one (1) month period beginning on (and including) the day immediately following a Monthly Date and ending on (and including) the next Monthly Date.

“Moody’s” means Moody’s Investors Service Inc., and any successor thereto that is a nationally recognized rating agency.

“Mortgaged Property” means all real property right, title and interest of each Borrower that is subject to the relevant Mortgage in favor of the Collateral Agent.

“Mortgages” means, together, the Madera Deed of Trust, the Boardman Deed of Trust, the Stockton Deed of Trust and the Burley Deed of Trust.

“Multiemployer Plan” means a Plan that is a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.

“Necessary Project Approvals” means (i) all material Governmental Approvals that are required under applicable Law to be obtained by any Borrower in connection with the ownership and operation of a Plant at its full nameplate capacity as contemplated by the Transaction Documents and (ii) the Governmental Approvals described in Section 5.03(a) (Governmental Approvals).

Exhibit A-24

“Necessary Project Contracts” means all material contracts, agreements, technology licenses, instruments, letters, understandings, or other documentation that are required to be obtained by any Borrower in connection with the operation of the applicable Plant as contemplated by the Transaction Documents.

“Non-Appealable” means, with respect to any specified time period allowing an appeal of any ruling under any constitutional provision, Law, statute, rule, regulation, ordinance, treaty, order, decree, judgment, decision, certificate, holding or injunction that such specified time period has elapsed without an appeal having been brought.

“Non-Consenting Lender” has the meaning set forth in Section 11.01 (Amendments, Etc.).

“Non-U.S. Lender” has the meaning set forth in Section 4.07(e) (Taxes - Foreign Lenders).

“Non-Voting Lender” means any Lender who (a) is a Defaulting Lender, (b) is a Loan Party, a Project Party or any Affiliate or Subsidiary thereof or (c) has sold a participation in the Loan held by it to any such Person (to the extent of such participation).

“Notes” means the promissory notes of the Borrowers evidencing the Loans, including any promissory notes issued by any Borrower in connection with assignments of any Loan of a Lender, in each case substantially in the form of Exhibit 2.04, as they may be amended, restated, supplemented or otherwise modified from time to time.

“Notice of Suspension” has the meaning provided in Section 8.18 (Notices of Suspension of Accounts).

“Obligations” means and includes all loans, advances, debts, liabilities, Indebtedness and obligations, howsoever arising, owed to the Agents, the Lenders or any other Senior Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower of any Insolvency Proceeding naming such Borrower as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, pursuant to the terms of this Agreement or any of the other Financing Documents, including all principal, interest, fees, charges, expenses, attorneys’ fees, costs and expenses, accountants’ fees and Consultants’ fees payable by the Borrowers hereunder or thereunder.

“Offtaker” means each counterparty to each DG Offtake Agreement and each Ethanol Offtake Agreement.

“Operating Account” has the meaning provided in Section 8.01(b) (Establishment of Project Accounts) of the Amended Credit Agreement.

Exhibit A-25

“Operating Account Withdrawal Certificate” means a certificate in substantially the form of Exhibit 8.04 to the Amended Credit Agreement, duly executed by an Authorized Officer of the Borrowers’ Agent, directing the transfer or withdrawal of funds from the Operating Account.

“Operating Statement” means an operating statement with respect to each Plant, in substantially the form of Exhibit 7.03(1).

“Operation and Maintenance Expenses” means the sum without duplication of all (i) reasonable and necessary expenses of administering, managing and operating, and generating Products for sale from, the Project and maintaining it in good repair and operating condition, (ii) costs associated with the supply and transportation of all corn, natural gas, electricity and other supplies and raw materials to the Project and distribution and sale of Products from the Project that any Borrower is obligated to pay, (iii) all reasonable and necessary insurance costs, (iv) property, sales and franchise taxes to the extent that any Borrower is liable to pay such taxes to the taxing authority (other than taxes imposed on or measured by income or receipts) to which the Project, may be subject (or payment in lieu of such taxes to which the Project may be subject), (v) reasonable and necessary costs and fees incurred in connection with obtaining and maintaining in effect Necessary Project Approvals, (vi) reasonable and arm’s-length legal, accounting and other professional fees attendant to any of the foregoing items and, (vii) the reasonable costs of administration and enforcement of the Transaction Documents. In no event shall Maintenance Capital Expenses be considered Operation and Maintenance Expenses.

“Organic Documents” means, with respect to any Person that is a corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock and, with respect to any Person that is a limited liability company, its certificate of formation or articles of organization and its limited liability agreement.

“Original Credit Agreement” means the Credit Agreement, dated as of June 25, 2010, by and among the Borrowers, the Borrowers’ Agent, each of the Lenders from time to time party thereto, WestLB, as administrative agent for the lenders thereunder, collateral agent for the senior secured parties thereunder and issuing bank thereunder, and the Accounts Bank, as accounts bank thereunder, prior to its amendment and restatement (and subsequent amendment) as the Existing Credit Agreement.

“Pacific Ag Products” means Pacific Ag. Products, LLC, a California limited liability company.

“Pacific Ethanol” means Pacific Ethanol, Inc., a Delaware corporation.

“Pacific Ethanol Guarantees” means each guaranty to be made by Pacific Ethanol, guaranteeing the performance and payment of the obligations of Kinergy or Pacific Ag Products, as the case may be, under each of the Ethanol Offtake Agreements, DG Offtake Agreements, and Grain Supply Agreements to which Kinergy or Pacific Ag Products are party.

“Pacific Holding” has the meaning set forth in the Preamble.

Exhibit A-26

“Pacific Holding LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Pacific Holding dated as of June 29, 2010.

“Pacific Holding Pledge Agreement” means the Pledge and Security Agreement, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, among Pacific Holding, Pledgor and the Collateral Agent, pursuant to which Pledgor pledges one hundred percent (100%) of the Equity Interests in Pacific Holding to the Collateral Agent.

“Pacific Holding Security Agreement” means the Assignment and Security Agreement, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, made by Pacific Holding in favor of the Collateral Agent.

“Participant” has the meaning provided in Section 11.03(d) (Assignments).

“Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) of 2001, and the rules and regulations promulgated thereunder from time to time in effect.

“PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

“PE Newco LLC Agreement” means the Limited Liability Company Agreement of New PE Holdco LLC dated as of June 29, 2010.

“Permitted Commodity Hedge” means any non-speculative Swap Contract in respect of certain commodities entered into in accordance with the Commodity Hedging Policy.

“Permitted Indebtedness” means Indebtedness identified in Section 7.02(a) (Negative Covenants - Restrictions on Indebtedness of the Borrowers).

“Permitted Liens” means Liens identified in Section 7.02(b) (Negative Covenants - Liens).

“Permitted Tax Distribution” means, with respect to any distributee that is required to pay tax as a result of its direct or indirect ownership of the Borrowers, an amount equal to (a) the Effective Tax Rate multiplied by (b) such distributee’s estimated share of the taxable income of Pacific Holding and the other Borrowers (after netting or otherwise taking account of a distributee’s shares of the income, loss, deduction and credit associated with the distributee’s interest in the Borrowers) that the distributee is reasonably expected to have to report for income tax purposes for the month distributed to the extent necessary to fund a distributee’s timely payment to a Governmental Authority of tax liability (including estimated payments thereof) and subject to correction as described below. “Effective Tax Rate” means the highest combined federal and state tax rate on corporations, applicable to any distributee, after giving effect to the maximum amount of state income tax deductible for federal income tax purposes. Permitted Tax Distributions as estimated for purposes of a Monthly Date shall be subject to later correction to reflect amounts as actually reported on an income tax return by a distributee for federal and state income tax purposes. Thus, on any Monthly Date, the Permitted Tax Distribution means the amount calculated as the product of (a) and (b), above, adjusted by the difference, if any, between the Permitted Tax Distribution for the preceding Monthly Date as estimated for such date and the Permitted Tax Distribution for that preceding Monthly Date as finally determined.

Exhibit A-27

“Permitted Variance” means, for each Budget Period, the product of (x) the aggregate amount of the Budget for such Budget Period and (y) 10%.

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

“Plan” means an employee pension benefit plan (as defined in Section 3(3) of ERISA) subject to Title IV of ERISA or Section 412 of the Code that is sponsored or maintained by any Borrower or any ERISA Affiliate, or in respect of which any Borrower or any ERISA Affiliate has any obligation to contribute or liability.

“Plants” means, collectively, the Madera Plant, the Boardman Plant, the Stockton Plant and the Burley Plant.

“Pledge Agreements” means, collectively, the Madera Pledge Agreement, the Boardman Pledge Agreement, the Stockton Pledge Agreement, the Burley Pledge Agreement and the Pacific Holding Pledge Agreement.

“Pledgor” means New PE Holdco LLC, a Delaware limited liability company.

“Process Agent” means any Person appointed as agent by any Borrower or any Project Party, as required under the Financing Documents, to receive on behalf of itself and its property services of copies of summons and complaint or any other process which may be served in connection with any action or proceeding before any court arising out of or relating to this Agreement or any other Financing Document to which it is a party, including CT Corporation System.

“Products” means ethanol, Distillers Grains, carbon dioxide, and any other co product or by-product produced in connection with the production of ethanol at the Plants.

“Project” means each Plant and all auxiliary and other facilities constructed or to be constructed by or on behalf of the applicable Borrowers pursuant to the Project Documents relating to each such Plant or otherwise, together with all fixtures and improvements thereto and each Site and all other real property, easements and rights-of-way held by or on behalf of the applicable Borrowers and all rights to use easements and rights-of-way of others.

“Project Accounts” means the Revenue Account, the Operating Account, the Maintenance Capital Expense Account, the Debt Service Reserve Account, the Insurance and Condemnation Proceeds Accounts and the Extraordinary Proceeds Account, including any sub-account within such accounts.

Exhibit A-28

“Project Document Guarantees” means each guarantee (by an Affiliate or otherwise) of the performance of any Project Party’s obligations under a Project Document, including the Pacific Ethanol Guarantees and any other such guarantee required as a condition to approval of any Project Document in accordance with this Agreement.

“Project Documents” means:

(i)	the Asset Management Agreement;
(ii)	the Leases;
(iii)	the Grain Supply Agreements;
(iv)	the Ethanol Offtake Agreements;
(v)	the DG Offtake Agreements;
(vi)	the Burley Heiskell GSA;
(vii)	the Stockton Heiskell GSA;
(viii)	the Boardman CHS GSA;
(ix)	the Borrower LLC Agreements;
(x)	the Project Document Guarantees;
(xi)	the Liquidity Agreement;
(xii)	any other documents designated as a Project Document by the Borrowers’ Agent and the Administrative Agent;
(xiii)	each Additional Project Document; and
(xiv)	any replacement agreement for any of such agreements.

“Project Document Termination Payments” means all payments that are required to be paid to or for the account of any Borrower as a result of the termination of any Project Document.

“Project Party” means each Person (other than the Borrowers) who is a party to a Project Document.

“Prudent Ethanol Operating Practice” means those reasonable practices, methods and acts that (i) are commonly used in the regions where the Plants are located to manage, operate and maintain ethanol production, distribution, equipment and associated facilities of the size and type that comprise the Project safely, reliably, and efficiently and in compliance with applicable Laws, manufacturers’ warranties and manufacturers’ and licensor’s recommendations and guidelines, and (ii) in the exercise of reasonable judgment, skill, diligence, foresight and care are expected of an ethanol plant operator, in order to efficiently accomplish the desired result consistent with safety standards, applicable Laws, manufacturers’ warranties, manufacturers’ recommendations and, in the case of the Project, the Project Documents. Prudent Ethanol Operating Practice does not necessarily mean one particular practice, method, equipment specifications or standard in all cases, but is instead intended to encompass a broad range of acceptable practices, methods, equipment specifications and standards.

Exhibit A-29

“QIB” means a Qualified Institutional Buyer as such term is defined in Rule 144A promulgated pursuant to the Securities Act of 1933.

“Qualified Counterparty” means any of the following: (i) any Person who is a Lender, the Administrative Agent, or the Collateral Agent on the date the relevant Interest Rate Protection Agreement is entered into or (ii) any Affiliate of any Person listed in clause (i).

“RCRA” means the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), as amended, and all rules, regulations, standards, guidelines, and publications issued thereunder.

“Register” has the meaning set forth in Section 11.03(c) (Assignments).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Removal,” “Remedial” and “Response” actions shall include the types of activities covered by CERCLA, RCRA, and other comparable Environmental Laws, and whether the activities are those which might be taken by a Governmental Authority or those which a Governmental Authority or any other Person might seek to require of waste generators, handlers, distributors, processors, users, storers, treaters, owners, operators, transporters, recyclers, reusers, disposers, or other Persons under “removal,” “remedial,” or other “response” actions.

“Reportable Event” means a “reportable event” within the meaning of Section 4043(c) of ERISA.

“Required Cash Sweep” means each mandatory prepayment of the Loans made pursuant to Section 3.08(a)(v) (Mandatory Prepayment).

“Required Existing Lenders” means the “Required Lenders” as defined in the Amended Credit Agreement.

“Required Lenders” means Lenders (excluding all Non-Voting Lenders) holding in excess of fifty percent (50.00%) of the outstanding principal amount of the Loans and the undisbursed amount of the Aggregate Commitment (excluding the principal amounts of any Loans made by, and any Commitments of, any Non-Voting Lenders).

“Restoration or Replacement Plan” means a plan and time schedule, reasonably satisfactory to the Required Lenders and the Independent Engineer, for the application of Insurance Proceeds or Condemnation Proceeds arising from any Casualty Event or Event of Taking, as the case may be, and any other funds available to the Borrowers with which to restore or replace any Plant (or any portion thereof) affected by such Casualty Event or Event of Taking, as the case may be.

Exhibit A-30

“Restricted Payments” means any (a) dividend or other distribution (whether in cash, securities or other property), or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any Equity Interests of any Borrower, or on account of any return of capital to any holder of any such Equity Interest in, or any other Affiliate of, any Borrower, or any option, warrant or other right to acquire any such dividend or other distribution or payment and (b) any payment of any management, consultancy, administrative, services, or other similar payments to any Person who owns, directly or indirectly, any Equity Interest in any Borrower, or any Affiliate of any such Person (provided that (i) payments made under the Affiliated Project Documents when due and payable in accordance with the terms thereof and the terms of the Financing Documents, (ii) any Permitted Tax Distributions, and (iii) payments of operating expenses of the Pledgor set forth in the then- current Budget shall in each case not constitute Restricted Payments).

“Revenue Account” has the meaning set forth in Section 8.01(a) (Establishment of Project Accounts) of the Amended Credit Agreement.

“Revenue Account Withdrawal Certificate” means a certificate in substantially the form of Exhibit 8.03 of the Amended Credit Agreement, duly executed by an Authorized Officer of the Borrowers’ Agent, directing the transfer or withdrawal of funds from the Revenue Account.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., and any successor thereto that is a nationally recognized rating agency.

“Security” means the security created in favor of the Collateral Agent pursuant to the Security Documents.

“Security Agreements” means, collectively, the Madera Security Agreement, the Boardman Security Agreement, the Stockton Security Agreement, the Burley Security Agreement and the Pacific Holding Security Agreement.

“Security Documents” means:

(i)	each Mortgage and each Subordination Agreement;
(ii)	this Agreement (to the extent that it relates to the Project Accounts);
(iii)	the Intercreditor Agreement;
(iv)	the Consents;
(v)	the Pledge Agreements;
Exhibit A-31

(vi)	the Security Agreements;
(vii)	any other document designated as a Security Document by the Borrowers’ Agent and the Administrative Agent; and
(viii)	any fixture filings, financing statements, notices, authorization letters, or other certificates filed, recorded or delivered in connection with the foregoing.

“Senior Secured Parties” means the Lenders, the Agents, any Interest Rate Protection Provider, and each of their respective successors, transferees and assigns.

“Shortfall” has the meaning provided in Section 3.14(c) (Commitment Increase).

“Site” means, with respect to each Plant, those certain parcels described on Schedule 5.13(a) with respect to such Plant.

“Site Specific Bond” means Site Certificate Bond, Bond No. 0590288, in the amount of $863,200 issued by Fidelity Insurance Company in favor of the State of Oregon, acting by and through the Energy Facility Sitting Council, as the amount of such bond may be increased from time to time as permitted by this Agreement.

“Solvent” means, with respect to any Person, that as of the date of determination both (i) (A) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities but excluding amounts payable under intercompany loans or promissory notes) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (B) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (C) such Person does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is “solvent” within the meaning given that term and similar terms under applicable Laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Sponsor Support Agreement” means the Amended and Restated Sponsor Support Agreement, dated as of October 22, 2008, among Pacific Holding, Pacific Ethanol and the Administrative Agent.

“SPV” has the meaning provided in Section 11.03(h) (Assignments).

“SSA Assignment and Assumption Agreement” means the Assignment and Assumption Agreement, dated as of June 25, 2010, among Pacific Holding, Pacific Ethanol, WestLB as administrative agent under the Borrowers’ prepetition Credit Agreement dated as of February 27, 2007 and as administrative agent under the Original Credit Agreement, regarding the Sponsor Support Agreement.

Exhibit A-32

“Stockton” has the meaning set forth in the Preamble.

“Stockton Deed of Trust” means the Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, made by Stockton to Stewart Title Guaranty Company, as trustee, for the benefit of the Collateral Agent, as beneficiary.

“Stockton Heiskell GSA” means the Grain Storage Agreement dated as of December 10, 2010 between Heiskell and Stockton, as amended by that certain Amendment No. 1 to Grain Storage Agreement dated November 17, 2011.

“Stockton Insurance and Condemnation Proceeds Account” has the meaning provided in Section 8.01(g) (Establishment of Project Accounts) of the Amended Credit Agreement.

“Stockton Lease” means the lease between the Stockton Port District and Stockton.

“Stockton LLC Agreement” means the Third Amended and Restated Limited Liability Company Operating Agreement of Stockton dated as of June 29, 2010.

“Stockton Plant” means the ethanol production facility located at Stockton, California, with a capacity of approximately fifty (50) million gallons-per-year of denatured ethanol, including the Site on which such facility is located, and all buildings, structures, improvements, easements and other property related thereto.

“Stockton Pledge Agreement” means the Pledge and Security Agreement, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, among Pacific Holding, Stockton and the Collateral Agent, pursuant to which Pacific Holding pledges one hundred percent (100%) of the Equity Interests in Stockton to the Collateral Agent.

“Stockton Revenue Event” means the occurrence of both (i) the failure of Kinergy to have in full force and effect contracts to sell at least sixty percent (60%) of the ethanol production capacity of the Stockton Plant at prices equal to or greater than the Floor Price and (ii) after January 1, 2011, any event reasonably likely to result in Stockton failing to receive in cash at least ninety percent (90%) of the revenue from the proposed California Ethanol Producer Incentive Program (“CEPIP”) set forth in the 2011 CEPIP Projections except receipt by Stockton of revenue from other sources sufficient to disqualify Stockton from CEPIP.

“Stockton Security Agreement” means the Assignment and Security Agreement, in form and substance reasonably satisfactory to the Lenders and the Collateral Agent, dated on or about the Closing Date, made by Stockton in favor of the Collateral Agent.

“Stockton Subordination Agreement” means that certain Subordination Agreement, dated as of the Closing Date, by and among Stockton, the Collateral Agent and the Existing Collateral Agent.

Exhibit A-33

“Subordination Agreements” means, collectively, the Madera Subordination Agreement, the Boardman Subordination Agreement, the Stockton Subordination Agreement and the Burley Subordination Agreement.

“Subsidiary” of any Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other Equity Interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement and (c) for the avoidance of doubt, includes any Interest Rate Protection Agreements and excludes any contract for the physical sale or purchase of any commodity.

“Swap Termination Value” means, in respect of any one or more Swap Contracts (including any Interest Rate Protection Agreements), after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, in accordance with the terms of the applicable Swap Contract, or, if no provision is made therein, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Syndication Agent” means Credit Suisse Loan Funding LLC solely in such capacity.

“Tax” or “Taxes” means any present or future taxes (including income, gross receipts, license, payroll, employment, excise, severance, stamp, documentary, occupation, premium, windfall profits, environmental, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value-added, ad valorem, alternative or add-on minimum, estimated, or other tax of any kind whatsoever), levies, imposts, duties, fees or charges (including any interest, penalty, or addition thereof) imposed by any government or any governmental agency or instrumentality or any international or multinational agency or commission.

Exhibit A-34

“Tax Return” means all returns, declarations, reports, claims for refund and information returns and statements of any Person required to be filed with respect to, or in respect of, any Taxes, including any schedule or attachment thereto and any amendment thereof.

“Termination Event” means (i) a Reportable Event with respect to any ERISA Plan, (ii) the initiation of any action by any Borrower, any ERISA Affiliate or any ERISA Plan fiduciary to terminate an ERISA Plan (other than a standard termination under Section 4041(b) of ERISA) or the treatment of an amendment to an ERISA Plan as a termination under Section 4041(e) of ERISA, (iii) the institution of proceedings by the PBGC under Section 4042 of ERISA to terminate an ERISA Plan or to appoint a trustee to administer any ERISA Plan, (iv) the withdrawal of any Borrower or any ERISA Affiliate from a Multiemployer Plan during a plan year in which such Borrower or such ERISA Affiliate was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Multiemployer Plan participants who are employees of any Borrower or any ERISA Affiliate, (v) the partial or complete withdrawal of any Borrower or any ERISA Affiliate from a Multiemployer Plan, or (vi) any Borrower or any ERISA Affiliate is in default (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.

“Title Insurance Company” means Stewart Title Guaranty Company or such other title insurance company or companies reasonably satisfactory to the Required Lenders.

“Title Insurance Policy” has the meaning provided in Section 6.01(n) (Conditions to Closing - Title Insurance).

“Transaction Documents” means, collectively, the Financing Documents and the Project Documents.

“Unfunded Benefit Liabilities” means, with respect to any ERISA Plan at any time, the amount (if any) by which (i) the present value of all accrued benefits calculated on an accumulated benefit obligation basis and based upon the actuarial assumptions used for accounting purposes (i.e., those determined in accordance with FASB statement No. 35 and used in preparing the ERISA Plan’s financial statements) exceeds (ii) the fair market value of all ERISA Plan assets allocable to such benefits, determined as of the then most recent actuarial valuation report for such ERISA Plan.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of provisions relating to such perfection or priority and for purposes of definitions related to such provisions.

Exhibit A-35

“United States” or “U.S.” means the United States of America, its fifty States and the District of Columbia.

“United States Person” means a “United States person” as defined in Section 7701(a)(30) of the Code.

“WDG” means wet distillers grains produced by the Borrowers at the Plants.

“Wells Fargo” means Wells Fargo Bank, N.A.

“WestLB” means WestLB AG, New York Branch.

Exhibit A-36

EXHIBIT B

to Credit Agreement

Intercreditor Agreement

Filed as Exhibit 10.8 to Pacific Ethanol, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, filed with the Securities Exchange Commission on November 14, 2012.

Exhibit B-1

EXHIBIT C

to Credit Agreement

Amended Credit Agreement

Filed as Exhibit 10.6 to Pacific Ethanol, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, filed with the Securities Exchange Commission on November 14, 2012.

C-1

EXHIBIT 2.02
to Credit Agreement

[FORM OF]
FUNDING NOTICE

This Funding Notice (this “Funding Notice”), dated as of [________], 20[__], is delivered to WELLS FARGO BANK, N.A., as administrative agent (the “Administrative Agent”), pursuant to Section 2.02 of the Credit Agreement, dated as of October 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Pacific Ethanol Holding Co. LLC, a Delaware limited liability company (“Pacific Holding”), Pacific Ethanol Madera LLC, a Delaware limited liability company (“Madera”), Pacific Ethanol Columbia, LLC, a Delaware limited liability company (“Boardman”), Pacific Ethanol Stockton LLC, a Delaware limited liability company (“Stockton”), and Pacific Ethanol Magic Valley, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman and Stockton, each a “Borrower” and collectively the “Borrowers”), as borrowers, Pacific Holding, as Borrowers’ Agent, each of the Lenders from time to time party thereto, Wells Fargo Bank, N.A., as Administrative Agent and Collateral Agent, and Amarillo National Bank, as accounts bank. This Funding Notice sets forth certain undertakings of the Borrowers with respect to the transactions contemplated by the Credit Agreement. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrowers wish to propose a Funding of Loans under the Credit Agreement in accordance with Section 2.02 of the Credit Agreement and on the terms and conditions set forth therein and herein.

WHEREAS, to induce the Lenders to extend credit under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers hereby agree as follows:

Section 1. Funding Request. The Borrowers hereby irrevocably propose a Funding (the “Proposed Funding”) of Loans in the amounts set forth below: [Note: each Funding Notice should only include those provisions applicable to the requested Funding.]

(a) [_____] Dollars ($[_____]) requested to be funded as [Eurodollar Loans][and [_____] Dollars ($[______]) requested to be funded as][Base Rate Loans] for application in accordance with the Budget;

(b) [_____] Dollars ($[_____]) requested to be funded as [Eurodollar Loans][and [_____] Dollars ($[______]) requested to be funded as][Base Rate Loans] for application in accordance with the Initial Budget. 1

__________

1 Only on Closing Date.

Exhibit 2.02-1

The Funding Date proposed for the Proposed Funding is [_______], 20[__] (the “Proposed Funding Date”). The Borrowers hereby certify that this Funding Notice is being delivered to the Administrative Agent not later than 12:00 Noon New York City time five (5) Business Days prior to the Proposed Funding Date, and that the Proposed Funding Date is a Business Day. 2

The Borrowers hereby request that on the Proposed Funding Date the Administrative Agent deliver by wire transfer, in immediately available funds, the proceeds of such Proposed Funding, which are subject to the limits set forth in Section 2.01(a) and Section 2.01(b) of the Credit Agreement, to the Revenue Account. 3

Section 2. Certifications. The Borrowers certify that as of the Proposed Funding Date:

(i) each of the conditions to the Proposed Funding set forth in Article VI of the Credit Agreement have been satisfied;

(ii) the Borrowers are in compliance with all applicable conditions set forth in Article VI of the Credit Agreement, on and as of the Proposed Funding Date, before and after giving effect to such Proposed Funding and to the application of the proceeds therefrom;

(iii) each of the representations and warranties made by each of the Borrowers and the Pledgor in the Financing Documents is true and correct in all material respects (except with respect to representations and warranties that expressly refer to an earlier date), before and after giving effect to the Proposed Funding and to the application of the proceeds therefrom;

(iv) no Default or Event of Default has occurred and is continuing or would occur as a result of the Proposed Funding;

(v) since April 16, 2010, no Material Adverse Effect has occurred and is continuing;

(vi) after giving effect to the Loans requested hereunder, the aggregate principal amount of the Funded Loans will not exceed the Aggregate Commitment;

(vii) each Borrower has all Necessary Project Approvals required under the Credit Agreement as of the date of this Funding Notice, and the same are (i) in full force and effect and (ii) final and Non-Appealable, except as a result of the Cold Shutdown of the Madera Plant; 4 and

(viii) all and each of the statements contained in this Funding Notice are true and correct.

Section 3. Governing Law. This Funding Notice, and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

__________

2 5 Business Day requirement waived for the Closing Date funding.

3 Or if otherwise agreed to by the Administrative Agent, specify account wire instructions.

4 List any other Plants that are in Cold Shutdown as approved in accordance with the Credit Agreement.

Exhibit 2.02-2

Section 4. Execution in Counterparts. This Funding Notice may be executed by the parties hereto in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document.

The undersigned are executing this Funding Notice not in their individual capacities but in their respective capacities as Authorized Officers of the Borrowers.

[The remainder of this page is intentionally blank. The next page is the signature page.]

Exhibit 2.02-3

IN WITNESS WHEREOF, the undersigned have caused this Funding Notice to be duly executed and delivered as of the day and year first written above.

PACIFIC ETHANOL HOLDING CO. LLC

By: ______________________________
Name:
Title:

PACIFIC ETHANOL MADERA LLC

By: ______________________________
Name:
Title:

PACIFIC ETHANOL COLUMBIA, LLC

By: ______________________________
Name:
Title:

PACIFIC ETHANOL STOCKTON LLC

By: ______________________________
Name:
Title:

PACIFIC ETHANOL MAGIC VALLEY, LLC

By: ______________________________
Name:
Title:

Exhibit 2.02-4

EXHIBIT 2.04

to Credit Agreement

[FORM OF NOTE]

$[__________]	[__________________]

[__________], [____]

FOR VALUE RECEIVED, PACIFIC ETHANOL HOLDING CO. LLC, PACIFIC ETHANOL MADERA LLC, PACIFIC ETHANOL COLUMBIA, LLC, PACIFIC ETHANOL STOCKTON LLC, AND PACIFIC ETHANOL MAGIC VALLEY, LLC (collectively, the “Borrowers”), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of [__________________], a [_________________] (the “Lender”), at its offices located at [__________________], the principal sum of [__________] Dollars ($[__________]), plus the accrued and unpaid amount of any Capitalized Interest, or, if less, the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Credit Agreement, dated as of October 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, as borrowers, Pacific Ethanol Holding Co. LLC, as Borrowers’ Agent, each of the Lenders from time to time party thereto, Wells Fargo Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and Amarillo National Bank, as accounts bank. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

The Borrowers also jointly and severally promise to pay (i) interest on the unpaid principal amount hereof from the date hereof until paid in full at the rates and at the times provided in the Credit Agreement and (ii) fees at such times and at such rates and amounts as specified in the Credit Agreement.

Principal, interest and fees are payable in lawful money of the United States of America and in immediately available funds, at the times and in the amounts provided in the Credit Agreement.

This Note is entitled to the benefits and is subject to the terms and conditions of the Credit Agreement, and is entitled to the benefits of the security provided under the Security Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment and voluntary prepayment, in whole or in part. The Borrowers jointly and severally agree to make prepayment of principal on the dates and in the amounts specified in the Credit Agreement.

The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

Exhibit 2.04-1

The Lender is hereby authorized, at its option, either (i) to endorse on the schedule attached hereto (or on a continuation of such schedule attached to this Note and made a part hereof) an appropriate notation evidencing the date and amount of the Loans evidenced hereby and the date and amount of each principal payment in respect thereof, or (ii) to record such Loans and such payments in its books and records. Such schedule or such books and records, as the case may be, shall constitute prima facie evidence of the accuracy of the information contained therein, but in no event shall any failure by the Lender to endorse or record pursuant to clauses (i) and (ii) be deemed to relieve any Borrower from any of its obligations.

To the extent provided under the Credit Agreement and to the maximum extent permitted by Law, each Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All amounts payable under this Note are payable without relief from valuation and appraisement Laws.

The Borrowers jointly and severally agree to pay all costs and expenses, including without limitation attorneys’ fees, incurred in connection with the interpretation or enforcement of this Note, in accordance with and to the extent provided by the Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT ON THE ISSUE DATE OF THIS NOTE. THE ISSUER AGREES TO PROVIDE PROMPTLY TO EACH HOLDER OF THIS NOTE, UPON WRITTEN REQUEST (1) THE ISSUE PRICE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT AND (3) THE YIELD TO MATURITY OF THIS NOTE. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO [●] AT THE FOLLOWING ADDRESS: [●]. 1

__________

1 Please include name, address and telephone number of a representative of the issuer who will be able to provide this information.

Exhibit 2.04-2

PACIFIC ETHANOL HOLDING CO. LLC,
a Delaware limited liability company

By:______________________________
Name:
Title:

PACIFIC ETHANOL MADERA LLC,
a Delaware limited liability company

By:______________________________
Name:
Title:

PACIFIC ETHANOL COLUMBIA, LLC,
a Delaware limited liability company

By:______________________________
Name:
Title:

PACIFIC ETHANOL STOCKTON LLC,
a Delaware limited liability company

By:______________________________
Name:
Title:

PACIFIC ETHANOL MAGIC VALLEY, LLC,
a Delaware limited liability company

By:______________________________
Name:
Title:

Exhibit 2.04-3

Schedule to
Note

LOANS, MATURITIES AND PAYMENTS OF PRINCIPAL

Date	Amount of Loan	Maturity of Loan	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

Exhibit 2.04-4

EXHIBIT 3.03
to Credit Agreement

[FORM OF]
INTEREST PERIOD NOTICE

Wells Fargo Bank, N.A.,
as Administrative Agent for the Lenders
45 Broadway, 14th Floor

New York, NY 10006
Attention: Michael Pinzon, CMES-Pacific Ethanol
Facsimile: (212) 515-1576
Email: michael.d.pinzon@wellsfargo.com and hui.chen@wellsfargo.com

Re:	PACIFIC ETHANOL HOLDING CO. LLC, PACIFIC ETHANOL MADERA LLC, PACIFIC ETHANOL COLUMBIA, LLC, PACIFIC ETHANOL STOCKTON LLC, AND PACIFIC ETHANOL MAGIC VALLEY, LLC

Ladies and Gentlemen:

The undersigned, PACIFIC ETHANOL HOLDING CO. LLC, PACIFIC ETHANOL MADERA LLC, PACIFIC ETHANOL COLUMBIA, LLC, PACIFIC ETHANOL STOCKTON LLC, and PACIFIC ETHANOL MAGIC VALLEY, LLC (collectively, the “Borrowers”), refer to the Credit Agreement, dated as of October 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, as borrowers, Pacific Holding, as Borrowers’ Agent, each of the Lenders from time to time party thereto, Wells Fargo Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and Amarillo National Bank, as accounts bank. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

The Borrowers hereby deliver to the Administrative Agent this irrevocable notice pursuant to Section 3.03 of the Credit Agreement and irrevocably request the continuation or conversion set forth below for the immediately succeeding Interest Period or Monthly Period, as applicable, for the Loans identified herein.

The Borrowers hereby elect [to continue [each] Eurodollar Loan as (or convert [each] Base Rate Loan to) a Eurodollar Loan,] [and/or] [to convert [each] Eurodollar Loan to a Base Rate Loan at the end of the current Interest Period], in each case as set forth on Schedule 1 hereto.

The Borrowers hereby certify that after giving effect to the immediately succeeding Interest Periods or Monthly Periods, as applicable, set forth on Schedule 1, there will be no more than eight (8) separate Eurodollar Loans outstanding.

In connection herewith, the Borrowers hereby further certify that no Event of Default has occurred and is continuing. This Interest Period Notice is being delivered on or before 12:00 noon, New York City time at least four (4) Business Days prior to the end of each Interest Period or Monthly Period, as applicable, set forth on Schedule 1 hereto.

[The remainder of this page is intentionally blank. The next page is the signature page.]

Exhibit 3.03-2

IN WITNESS WHEREOF, the undersigned have caused this Interest Period Notice to be duly executed by an Authorized Officer as of the date first above written.

PACIFIC ETHANOL HOLDING CO. LLC

By:______________________________
Name:
Title:

PACIFIC ETHANOL MADERA LLC

By:______________________________
Name:
Title:

PACIFIC ETHANOL COLUMBIA, LLC

By:______________________________
Name:
Title:

PACIFIC ETHANOL STOCKTON LLC

By:______________________________
Name:
Title:

PACIFIC ETHANOL MAGIC VALLEY, LLC

By:______________________________
Name:
Title:

Exhibit 3.03-3

Schedule 1
to Interest Period Notice

LOAN (specify loan type, including whether loan is Base Rate Loan or Eurodollar Loan)	PRINCIPAL AMOUNT	CURRENT INTEREST PERIOD OR MONTHLY PERIOD ENDS ON	LOAN TYPE FOR IMMEDIATELY SUCCEEDING INTEREST PERIOD
$
$

Exhibit 3.03-4

EXHIBIT 4.07

to Credit Agreement

FORM OF NON-U.S. LENDER STATEMENT

Reference is made to the Credit Agreement (as amended, modified or otherwise supplemented from time to time in accordance with its terms, the “Credit Agreement”), dated as of October 29, 2012, by and among Pacific Ethanol Holding Co. LLC, a Delaware limited liability company (“Pacific Holding”), Pacific Ethanol Madera LLC, a Delaware limited liability company (“Madera”), Pacific Ethanol Columbia, LLC, a Delaware limited liability company (“Boardman”), Pacific Ethanol Stockton LLC, a Delaware limited liability company (“Stockton”), and Pacific Ethanol Magic Valley, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman and Stockton, each a “Borrower” and collectively the “Borrowers”), as borrowers, Pacific Holding, as Borrowers’ Agent, each of the Lenders from time to time party thereto, Wells Fargo Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and Amarillo National Bank, as accounts bank. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

The undersigned Non-U.S. Lender hereby certifies as follows:

1. The Non-U.S. Lender is the beneficial owner of any and all interests in the Obligations that it holds.

2. The Non-U.S. Lender is not a “United States person” as defined in Code Section 7701(a)(30). Code Section 7701(a)(30) defines a United States person as a citizen or resident of the United States; a domestic partnership; a domestic corporation; an estate (other than a foreign estate); and a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

3. The Non-U.S. Lender is not a “bank” described in Section 881(c)(3)(A) of the Code.

4. The Non-U.S. Lender is not a “10-percent shareholder” of the Borrowers within the meaning of Code Section 871(h)(3)(B).

5. The Non-U.S. Lender is not a “controlled foreign corporation” receiving interest from a related person within the meaning of Code Section 881(c)(3)(C).

6. The Non-U.S. Lender undertakes to notify the Borrowers and Administrative Agent promptly upon the obsolescence or invalidity of this Non-U.S. Lender Statement if, following the execution date hereof, any statement herein ceases to be true at any time while the Non-U.S. Lender is entitled to payments of interest by the Borrowers under the Financing Documents.

Exhibit 4.07-1

The undersigned Non-U.S. Lender acknowledges that this Non-U.S. Lender Statement is executed and delivered in order to substantiate its entitlement to an exemption from U.S. withholding tax under the Code. Further, the undersigned individual certifies that it has the requisite authority to execute and deliver this document for the Non-U.S. Lender.

[NAME OF NON-U.S. LENDER]

By: ____________________________

Print Name:
Title:
Date:

Exhibit 4.07-2

Exhibit 6.01(k) to Credit Agreement

[FORM OF]

INSURANCE CERTIFICATE

[INSERT AON TITLE AND ADDRESS]

[__________ __], 2012

Wells Fargo Bank, N.A., as

Administrative Agent for the Lenders

45 Broadway, 14th Floor

New York, NY 10006

Attention: Michael Pinzon, CMES-Pacific Ethanol

Telephone: (212) 515-5264

Facsimile: (212) 515-1576

Email: michael.d.pinzon@wellsfargo.com and hui.chen@wellsfargo.com

Re:	PACIFIC ETHANOL HOLDING CO. LLC, PACIFIC ETHANOL MADERA LLC, PACIFIC ETHANOL COLUMBIA, LLC, PACIFIC ETHANOL STOCKTON, LLC, AND PACIFIC ETHANOL MAGIC VALLEY, LLC

Ladies and Gentlemen:

The undersigned is the insurance broker (in such capacity, the “Insurance Broker”) of PACIFIC ETHANOL HOLDING CO. LLC (“Pacific Holding”), a Delaware limited liability company, PACIFIC ETHANOL MADERA LLC (“Madera”), a Delaware limited liability company, PACIFIC ETHANOL COLUMBIA, LLC (“Boardman”), a Delaware limited liability company, PACIFIC ETHANOL STOCKTON, LLC (“Stockton”), a Delaware limited liability company, and PACIFIC ETHANOL MAGIC VALLEY, LLC (“Burley”), a Delaware limited liability company (together, the “Borrowers”) and is delivering this certificate in connection with that certain Credit Agreement, dated as of October 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, as borrowers, Pacific Holding, as Borrowers’ Agent, each of the Lenders from time to time party thereto, Wells Fargo Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and Amarillo National Bank, as accounts bank. Capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

The Insurance Broker acknowledges that pursuant to the Credit Agreement, the Lenders will be providing financing to the Borrowers for the Projects and in so doing will be relying on this certificate.

The Insurance Broker hereby further certifies to the Administrative Agent that:

Exhibit 6.01(k)-1

(i)	each Borrower has provided satisfactory evidenced of all insurance coverage required pursuant to and in accordance with Section 7.01(k) of the Credit Agreement, all such insurance policies are in full force and effect;
(ii)	each such insurance policy is placed with insurance carriers with an AM Best, A-“X” or equivalent credit rating or are otherwise acceptable;

The Insurance Broker confirms that:

•	each such insurance policy has been endorsed with the Administrative Agent and the Senior Secured Parties as Additional Insured and Loss Payee (where applicable);
•	each such insurance policy permits a waiver of subrogation for the benefit of the Senior Secured Parties;
•	each such insurance policy is primary (without contribution from any other policies the Senior Secured Parties may hold);
•	each property insurance policy (where legally allowed) contains non-vitiation language to ensure such insurance policy will remain in full force and effect for the benefit of the Senior Secured Parties; each such insurance policy permits a waiver of subrogation for the benefit of the Senior Secured Parties;
•	each property insurance policy contains a non-invalidation endorsement that provides the ability (but not the obligation) for the Senior Secured Parties to pay premium and continue coverage in the event that any Borrower fails to make premium payments; and
•	each such insurance policy provides a minimum of 30-days’ written notice of cancellation to Administrative Agent, except for cancellation based on non-payment of premium which provides for 10 days’ prior written notice.

It is our opinion that on the basis of the binders, certificates and information evidenced to us by the Borrowers and their insurance carriers, the insurance evidenced is in compliance with the requirements of the Credit Agreement.

A copy of the Insurance Broker’s and insurance carrier’s certificates confirming the matters set forth above is attached hereto as Exhibit A.

The remainder of this page is intentionally blank. The next page is the signature page.

Exhibit 6.01(k)-2

IN WITNESS WHEREOF, the undersigned has caused this Insurance Broker’s Certificate to be duly executed by an authorized officer as of the date first above written.

[AON]

By: ________________________
Name: ______________________
Title: _______________________

Exhibit 6.01(k)-3

EXHIBIT A

to Insurance Broker’s Certificate

INSURANCE BROKER’S AND INSURANCE CARRIER’S CERTIFICATES

[Attached]

Exhibit A-1

EXHIBIT 7.01(t)A

ESTOPPEL CERTIFICATE

To:	Wells Fargo Bank, N.A. 45 Broadway, 14th Floor New York, New York 10006 Attn: Michael Pinzon, CMES-Pacific Ethanol

Re: Stockton Port District Lease

The undersigned landlord (the “Landlord”) hereby certifies to you as follows:

1.	Landlord is the current owner of the Premises as defined in that certain Lease by and between Landlord and Pacific Ethanol Stockton LLC, a Delaware limited liability company (the “Tenant”), dated February 5, 2007, as modified by that certain First Addendum to Lease, dated August 1, 2008, between Landlord and Tenant (collectively, the “Lease”). The Lease has not been cancelled, further modified, assigned, extended or amended, and there are no other agreements, written or oral, affecting or relating to the Tenant’s lease of the Premises.
2.	Attached hereto as Exhibit “A” is a true and correct copy of the “Premises Legal Description,” attached as EXHIBIT “B” to the Lease pursuant to Section 2.4.5.3 therein.
3.	The Lease is in full force and effect and, to the Landlord’s knowledge, is free from any uncured default and from any event which could become a default under the Lease. As of the date hereof, the Landlord has no outstanding claims against the Tenant or offsets or defenses against rent, and there are no outstanding disputes with the Tenant. The Rent and other charges required to be paid under the Lease have been paid, including any and all advance payments, up through [___________] [__], [____].
4.	For so long as any obligation is outstanding under that certain Credit Agreement, dated as of October 29, 2012, between Wells Fargo Bank, N.A. (“Wells Fargo”), as the administrative agent, Tenant and each of the other persons party thereto from time to time (the “Credit Agreement”), Wells Fargo shall have the right to receive notices pursuant to Section 14.2.2 of the Lease. Wells Fargo hereby furnishes to Landlord the address to which such notices shall be delivered (or at such other address as may be provided in writing from time to time by Wells Fargo or its successors and assigns):

To Wells Fargo:	Wells Fargo Bank, N.A.

45 Broadway, 14th Floor
New York, New York 10006

Attention: Michael Pinzon, CMES-Pacific Ethanol

Telephone: (212) 515-5264

Facsimile: (212) 515-1576

E-mail: michael.d.pinzon@wellsfargo.com and

              hui.chen@wellsfargo.com

Exhibit 7.01(t)A-1

As of November 5, 2012: 150 East 42nd Street, 40th Floor New York, New York 10017 Attention: Michael Pinzon, CMES-Pacific Ethanol Telephone: (917) 260-1537 Facsimile: (917) 260-1594

With a Copy to:	Sidley Austin LLP 555 West Fifth Street, Suite 4000 Los Angeles, CA 90013 Attn: Brian Flavell Telephone: 213-896-6603 Facsimile: 213-896-6600

For so long as any obligation is outstanding under the Credit Agreement, no default notice delivered to Tenant shall be effective with respect to the Premises unless and until such default notice is also delivered to Wells Fargo pursuant to this Section 4.

5.	For so long as any obligation is outstanding under the Credit Agreement, Wells Fargo shall have the opportunity to cure defaults of Tenant pursuant to Sections 14.2.3 and 14.2.4 of the Lease.
6.	For so long as any obligation is outstanding under the Credit Agreement, upon termination of the Lease, Wells Fargo shall have the right to a direct lease with Landlord, subject to the conditions described in Section 14.7 of the Lease.
7.	The Port Delivery Date under the Lease was February 7, 2007.

The undersigned has executed this Estoppel Certificate with the knowledge and understanding that Wells Fargo Bank, N.A., as Mortgagee under the Lease, will be relying upon this Estoppel Certificate and that the undersigned will be bound by this Estoppel Certificate. The statements contained herein may be relied upon by Wells Fargo Bank, N.A. and its respective successors and assigns.

Dated this __ day of _____________, 2012.

STOCKTON PORT DISTRICT

By: Name: Title:

Exhibit 7.01(t)A-2

Premises Legal Description

ALL THAT REAL PROPERTY SITUATE IN THE STATE OF CALIFORNIA, COUNTY OF SAN JOAQUIN, CITY OF STOCKTON DESCRIBED AS FOLLOWS:

A PARCEL OF LAND BEING A PORTION OF SECTION 8, TOWNSHIP 1 NORTH, RANGE 6 EAST, MOUNT DIABLO BASE AND MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOW:

COMMENCING AT GPS OCCUPIED POINT 306 AS SHOWN ON THAT CERTAIN MAP FILED FOR RECORD ON AUGUST 30, 1994 IN BOOK 33 OF SURVEYS AT PAGE 20, SAN JOAQUIN COUNTY RECORDS, SAID POINT HAVING COORDINATES OF NORTHING 2167315.376 AND EASTING 6320382.066; THENCE SOUTH 11º23’12” WEST 609.05 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 02º49’08” EAST 809.96 FEET; THENCE SOUTH 87º07’38” WEST 1303.28 FEET; THENCE ALONG A NON TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 491.67 FEET, A CENTRAL ANGLE OF 86º39’29”, A CHORD BEARING AND A DISTANCE OF NORTH 42º45’42” WEST 674.76 FEET AND AN ARC LENGTH OF 743.64 FEET; THENCE NORTH 47º00’55” EAST 455.58 FEET; THENCE NORTH 87º10’52” EAST 1388.34 FEET TO THE TRUE POINT OF BEGINNING, CONTAINING 30.00 ACRES, MORE OR LESS.

Exhibit 7.01(t)A-3

[Letterhead of Pacific Ethanol Stockton LLC]

___________, 2012

Port of Stockton General Offices 2201 West Washington St., 95203 P.O. Box 2089 Stockton, CA 95201-2089 Attn: Port Director	With a copy to; Neumiller & Beardslee P.O. Box 20 (95201-3020) 509 W. Weber Ave. Stockton, CA 95203 Attn: Thomas J. Shephard, Sr.

Re: Notice of Wells Fargo as Mortgagee

Ladies and Gentlemen,

Reference is made to that certain Lease by and between the Stockton Port District (“Landlord”) and Pacific Ethanol Stockton LLC (“Tenant”), dated as of February 5, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Stockton Port District Lease”).

Wells Fargo Bank, N.A. (“Wells Fargo”) is the administrative agent under that certain Credit Agreement (the “Credit Agreement”), dated as of October 29, 2012, by and among Tenant, Wells Fargo and each of the other persons party thereto from time to time. The Tenant’s obligations under the Credit Agreement have been secured by that certain Leasehold Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits (the “Deed of Trust”), dated as of October 29, 2012 by and among Tenant, as grantor, Fidelity National Title Company, as trustee, and Wells Fargo, as beneficiary, in which Tenant granted a security interest over substantially all of its assets (including its interest in the Stockton Port District Lease) in favor of Wells Fargo, as administrative agent for the lenders under the Credit Agreement.

We hereby notify you, pursuant to Section 14.1 of the Stockton Port District Lease that (a) the Deed of Trust is a “Mortgage” (as defined in the Stockton Port District Lease), (b) attached hereto as Exhibit A is a true and correct copy of the Deed of Trust, as in effect on the date hereof, and (c) Wells Fargo’s notice address as a “Mortgagee” (as defined in the Stockton Port District Lease) shall be:

Wells Fargo Bank, N.A.
45 Broadway, 14th Floor

New York, New York 10006
Attn: ______________
Fax: ______________

Sincerely, Pacific Ethanol Stockton LLC
By: Name: Title:

Exhibit 7.01(t)A-4

ACKNOWLEDGEMENT

Please acknowledge your receipt of this notice by executing the signature block below and delivering the executed copy of this letter to Tenant in the self addressed, stamped envelope provided.

Stockton Port District

By: Name: Richard Aschieris Title: Port Director

Exhibit 7.01(t)A-5

EXHIBIT A

Deed of Trust

[Please see attached.]

Exhibit 7.01(t)A-6

EXHIBIT 7.01(t)B

ESTOPPEL CERTIFICATE

To:	Wells Fargo Bank, N.A. 45 Broadway, 14th Floor New York, New York 10006 Attn: Michael Pinzon, CMES-Pacific Ethanol

Re: Port of Morrow Lease

The undersigned landlord (the “Landlord”) hereby certifies to you as follows:

1.	Landlord is the current owner of the Premises as defined in that certain Port of Morrow Lease dated April 20, 2006, (the “Lease”) between Landlord and Pacific Ethanol Columbia, LLC, a Delaware limited liability company, as tenant (the “Tenant”). The Lease has not been cancelled, modified, assigned, extended or amended, and there are no other agreements, written or oral, affecting or relating to the Tenant’s lease of the Premises.
2.	The Lease is in full force and effect and, to the Landlord’s knowledge, is free from default and from any event which could become a default under the Lease. As of the date hereof, the Landlord has no outstanding claims against the Tenant or offsets or defenses against rent, and there are no outstanding disputes with the Tenant.
3.	For purposes of clarification, if an event of default under Section 19 of the Lease can not be remedied within 30 days after written notice by the Landlord, the Lease may not be terminated by the Landlord pursuant to Section 20A if either the Mortgagee (as defined in the Lease) or the Tenant begins correction of any such default within such 30-day period and such party thereafter proceeds with diligence and in good faith to remedy such default as soon as practicable.
4.	In the event that either (i) the Lease is rejected, in whole or in part, by a trustee or debtor-in-possession or otherwise in any bankruptcy or insolvency proceeding regarding the Tenant or any other person or entity or (ii) the Lease is deemed to be in whole or in part a contract to extend “financial accommodations” within the meaning of Section 365 of the United States Bankruptcy Code, 11 U.S.C. § 365, and the order regarding an event described in clause (i) or (ii) has not been stayed, then, within forty-five days after an event described in clause (i) or (ii) has occurred, Mortgagee or its assignee or designee may notify the Landlord in writing that it intends and is legally authorized to perform the obligations of the Tenant under the Lease, and in such event the Landlord will execute and deliver to Mortgagee or such assignee or designee a new agreement with regard to that portion of the Lease affected by an event described in clauses (i) or (ii) above, as the case may be, for the transactions contemplated by the Lease (the “New Lease”) pursuant to which each of the Landlord and Mortgagee or its assignee or designee shall perform its respective obligations, to the extent required under the Lease. Such New Lease shall be for the balance of the then-remaining term under the Lease before giving effect to such event described in clauses (i) or (ii) above, as the case may be, and shall contain the same conditions, agreements, terms, provisions and limitations as the Lease (except for any requirements that have been fulfilled by the Tenant prior to such rejection). References in this paragraph to the “Lease” shall be deemed also to refer to the New Lease.

Exhibit 7.01(t)B-1

5.	For so long as any obligation is outstanding under that certain Credit Agreement, dated as of October 29, 2012, between Wells Fargo Bank, N.A. (“Wells Fargo”), as the administrative agent, Tenant and each of the other persons party thereto from time to time (the “Credit Agreement”), Wells Fargo shall have the right to receive “notices” (as defined in the Lease) pursuant to Section 18(B)(ii) of the Lease. Wells Fargo hereby furnishes to Landlord the address to which such notices shall be delivered (or at such other address as may be provided in writing from time to time by Wells Fargo or its successors and assigns):
To Wells Fargo:	Wells Fargo Bank, N.A.

45 Broadway, 14th Floor
New York, New York 10006

Attention: Michael Pinzon, CMES-Pacific Ethanol

Telephone: (212) 515-5264

Facsimile: (212) 515-1576

E-mail: michael.d.pinzon@wellsfargo.com and

                hui.chen@wellsfargo.com

As of November 5, 2012: 150 East 42nd Street, 40th Floor New York, New York 10017 Attention: Michael Pinzon, CMES-Pacific Ethanol Telephone: (917) 260-1537 Facsimile: (917) 260-1594

With a Copy to:	Sidley Austin LLP 555 West Fifth Street, Suite 4000 Los Angeles, CA 90013 Attn: Brian Flavell Telephone: 213-896-6603 Facsimile: 213-896-6600

For so long as any obligation is outstanding under the Credit Agreement, no default notice delivered to Tenant shall be effective with respect to the Premises unless and until such default notice is also delivered to Wells Fargo pursuant to Section 18(B)(ii) of the Lease and this Section 5.

6.	For so long as any obligation is outstanding under the Credit Agreement, Wells Fargo shall have the opportunity to cure defaults of Tenant pursuant to Section 18(B)(iii) of the Lease and Section 3 above.

Exhibit 7.01(t)B-2

The undersigned has executed this Estoppel Certificate with the knowledge and understanding that Wells Fargo, as Mortgagee under the Lease, will be relying upon this Estoppel Certificate and that the undersigned will be bound by this Estoppel Certificate. The statements contained herein may be relied upon by Wells Fargo and its respective successors and assigns.

Dated this __ day of ___________, 2012.

PORT OF MORROW

By: ___________________________ Name: _____________________ Title: _____________________

Exhibit 7.01(t)(B)-3

EXHIBIT 7.03(l)
to Credit Agreement

Form of Operating Statement

See attached

Exhibit 7.03(I)

Pacific Ethanol Holding Co, LLC

Monthly Flash Report to Members for August 2012

General Overview:

➢	PEHC produced approximately 95.0 million gallons in FY 2012 versus the annual budget of 102.4 million gallons.

➢	PEHC produced 11.5 million gallons in August versus budget of 13.7 million gallons, a reduction of 19.7%. The primary cause of the shortfall is due to economic curtailment.

➢	FY 2012 EBITDA was approx. $(14.7M) versus budget of $1.9M.

➢	August EBITDA was $(0.8M) versus budget of $3.4M.

(in millions)	FY 2012
	EBITDA	Gallons
Columbia	$(5.0)	22.5
Magic Valley	(2.6)	37.4
Stockton	(5.4)	35.1
Subtotal (Operating)	(13.0)	95.0
Madera	(0.5)	–
PEHC Corporate	(1.2)	–
Total PEHC	$(14.7)	95.0

Commodity Margin Summary:

Average market commodity margins for 2012 for the industry (21cpg) remain low due to persistent ethanol supply demand imbalance and extenuated by higher corn prices.

	Average - FY 2012
	Columbia	Magic Valley	Stockton	Madera	Actual Avg.	Plan Avg.
($/Gallon)

Ethanol	$2.36	$2.35	$2.42	$–	$2.38	$2.68
WDG	0.74	0.74	0.73	–	0.73	0.66
Corn	(2.78)	(2.74)	(2.80)	–	(2.77)	(2.76)
Natural Gas	(0.06)	(0.05)	(0.08)	–	(0.06)	(0.09)
Commodity Margin	$0.26	$0.29	$0.27	$–	$0.27	$0.49

Operations Summary:

		Production Data
		Aug-12			FY 2012
		Columbia	Magic Valley	Stockton	Columbia	Magic Valley	Stockton
Ethanol Gallons Produced	mm	2.5	4.8	4.2	22.5	37.4	35.1
Corn Bushels Used	mm	0.8	1.7	1.5	8.1	13.4	12.6
Denatured Ethanol Yield	gal/bu	2.93	2.82	2.73	2.76	2.79	2.78
Co-Product Tons Produced	mm	0.02	0.04	0.04	0.22	0.34	0.34
Co-Product Yield	lbs/bu	49.3	47.0	53.2	54.2	50.7	53.9

PE Holdco Update/September 25, 2012

Exhibit 7.03(I)

Pacific Ethanol Holding Co, LLC

Monthly Flash Report to Members for August 2012

➢	Columbia
•	Production for the month was 2.5 million gallons versus a quarterly budget of 3.3 million gallons.
•	A tentative settlement has been agreed to in principle, with necessary paperwork to be completed in the next couple of weeks related to the application submitted to the Oregon Tax Court requesting a change in the assessment of the plant value from $80.3M to $45.0M for the tax year 2011/12. This will result in a refund this year of approximately $25K and the 2012/13 year will be adjusted to this new value as well.
➢	Magic Valley
•	Production for the month was 4.8 million gallons versus a quarterly budget of 5.5 million gallons.
•	There was one excess emission reports filed with the Idaho State Department of Environmental Quality. This report was the excess formaldehyde emission report and it will no longer be required once DEQ reviews and approves the source testing results.
•	The source test was completed on July 13th with preliminary results indicating Magic Valley demonstrated compliance with the new air permit. Final results are pending laboratory analysis of gas samples.
•	There was a second excess emission report resulting from the failure of a value on the RTO, which was a 57 minute event. This report has been verbally reported and a formal report will follow. No fine will be assessed.
•	A new ‘Permit to Construct’ air permit was issued by the DEQ and source testing was conducted on August 13, 2012. The results are under review. Once the DEQ converts the permit into an operating permit, the facility will be able to run at a 63MGY rate.
➢	Stockton
•	Production for the month was 4.2 million gallons versus a quarterly budget of 5.0 million gallons.
•	The plant continued with its blending of Milo with corn in response to the high corn prices. Blending approximately 32.5% Milo during the month.
➢	Madera
•	Property Tax Updates:
▪	2009/10: The appeal for 2009/10 had an assessed value of $66.9M, we were requesting $28.8M, and the Assessor assessed a final value of $31.8M. We booked an estimated refund of $381K in August. We expect to receive these funds in Q4, 2012.
▪	2010/11: Currently, the appeal for 2010/11 has an assessed value of $58.7M and the assessor has informally given a valuation of $30.3M. We booked an estimated refund of $346K in August based on a conservative estimated valuation of $35M. A time waiver is in place to continue this matter to July 11, 2013.
•	The plant has been shut down since 2009 and is in good mechanical condition.

PE Holdco Update/September 25, 2012

Exhibit 7.03(I)

Pacific Ethanol Holding Co, LLC

Monthly Flash Report to Members for August 2012

Cash Flow Summary:

➢	During August, PEHC drew $2.0 million of the Exit Revolver bringing total outstanding to $38.4 million. As of September 21, 2012, no additional draws have occurred, but $1.0M has been request for the last week of September, bringing total outstanding to $39.4 million with approximately $0.6 million of remaining availability as of the end of September based on the revised credit agreement. The following table illustrates the Company’s sources and uses of cash for the month and fiscal year periods ended August 31, 2012:
	Sources (Uses) of Cash
	Aug-12	FY 2012
(in millions)
Beginning Cash	$0.30	$2.10
EBITDA	(0.80)	(14.70)
Gain on disposal of equipment	–	0.10
Change in working capital	(0.88)	4.62
CAPEX	(0.09)	(0.89)
Interest	(0.50)	(6.70)
Revolver Draw (Payment)	2.00	15.50
Ending Cash	$0.03	$0.03

➢	Over the next 13 week forecast period ending December 21, 2012, PEHC is forecasted to borrow $5.5 million on the Exit Revolver, increasing the outstanding balance to $43.9 million. PEHC is currently in discussions with its Lenders to address this following cash forecast needs:

Pacific Ethanol Holding Co. LLC As of September 25, 2012
13 Week Cash Flow Forecast ($mm)
	9/28/12	10/5/12	10/12/12	10/19/12	10/26/12	11/2/12	11/9/12	11/16/12	11/23/12	11/30/12	12/7/12	12/14/12	12/21/12
Total Receipts	$ 10.1	$ 8.7	$ 8.5	$ 8.7	$ 8.5	$ 8.1	$ 8.5	$ 9.0	$ 8.8	$ 8.6	$ 8.7	$ 9.1	$ 9.4
Total Disbursements	$ (9.7)	$ (9.3)	$ (9.4)	$ (8.7)	$ (8.9)	$ (9.5)	$ (9.3)	$ (9.1)	$ (9.1)	$ (8.9)	$ (9.2)	$ (9.6)	$ (9.4)
Revolver Draw (Repay)	$ 1.0	$ -	$ -	$ -	$ 1.5	$ -	$ 1.0	$ -	$ 0.5	$ -	$ 1.5	$ -	$ -
Net Cash Flow	$ 1.4	$ (0.6)	$ (0.9)	$ (0.0)	$ 1.1	$ (1.4)	$ 0.2	$ (0.1)	$ 0.2	$ (0.3)	$ 1.0	$ (0.5)	$ 0.0
Beginning Cash	$ 0.0	$ 1.5	$ 0.9	$ 0.0	$ 0.0	$ 1.1	$ (0.3)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.4)	$ 0.6	$ 0.0
Ending Cash	$ 1.5	$ 0.9	$ 0.0	$ 0.0	$ 1.1	$ (0.3)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.4)	$ 0.6	$ 0.0	$ 0.1
Exit Revolver:
Beginning Balance	$ 38.4	$ 39.4	$ 39.4	$ 39.4	$ 39.4	$ 40.9	$ 40.9	$ 41.9	$ 41.9	$ 42.4	$ 42.4	$ 43.9	$ 43.9
Draw (Repayments)	$ 1.0	$ -	$ -	$ -	$ 1.5	$ -	$ 1.0	$ -	$ 0.5	$ -	$ 1.5	$ -	$ -
Ending Balance	$ 39.4	$ 39.4	$ 39.4	$ 39.4	$ 40.9	$ 40.9	$ 41.9	$ 41.9	$ 42.4	$ 42.4	$ 43.9	$ 43.9	$ 43.9

PE Holdco Update/ September 25, 2012

Exhibit 7.03(I)

Pacific Ethanol Holding Co, LLC

Monthly Flash Report to Members for August 2012

➢	Safety

	2011	Q1	Q2	July/Aug	YTD 2012
PEI - Madera
OSHA Recordable	0	1	0	0	1
OSHA LTA's	0	0	0	0	0
OSHA Citations	0	0	0	0	0
NOV's	0	0	0	0	0
Fines	$ 1,290	$ -	$ -	$ -	$ -
Reportable Spills	0	0	0	0	0
Compliance Letters	0	0	0	0	0
PEI - Columbia
OSHA Recordable	3	0	1	0	1
OSHA LTA's	0	1	0	0	1
OSHA Citations	0	0	0	4	4
NOV's	0	0	0	0	0
Fines	$ -	$ -	$ -	$ 4,125	$ 4,125
Reportable Spills	0	0	0	0	0
Compliance Letters	0	0	0	0	0
PEI - Magic Valley
OSHA Recordable	8	1	1	0	2
OSHA LTA's	1	0	0	0	0
OSHA Citations	13	0	0	0	0
NOV's	1	0	0	0	0
Fines	$ 20,415	$ -	$ -	$ -	$ -
Reportable Spills	1	0	0	0	0
Compliance Letters	2	0	0	0	0
PEI - Stockton
OSHA Recordable	5	0	2	1	3
OSHA LTA's	1	0	2	0	2
OSHA Citations	7	0	0	0	0
NOV's	11	4	1	2	7
Fines	$ 58,905	$ -	$ 12,314	$ 1,395	$ 13,709
Reportable Spills	4	0	1	0	1
Compliance Letters	2	0	0	0	0

PE Holdco Update/ September 25, 2012

Exhibit 7.03(I)

Pacific Ethanol, Inc.

Asset Management Agreement

Appendix D

Pacific Ethanol Columbia, LLC
Monthly Operations Report

August 2012

Contents

Page	Title	Report Description

1	Actual vs. Budget	Budget Review - Actual vs. Budget
4	Production	Ethanol and WDG Production and Delivery
4	Corn	Corn Deliveries and Use
4	Availability	Plant Availability
5	Cash	Cash receipts and disbursements including balances
6	Major Maintenance	Major Maintenance Activities
6	Losses	Material Casualty Losses
6	Disputes	Review of Disputes & Claims
6	Permits	Permit and Compliance Activities
7	Comparison	Comparison of figures for the current month vs. last month

Prepared by: Lyndon Jones, Plant Manager

Reviewed by: Michael Kramer, Manager Representative

09/20/12

Exhibit 7.03(I)

Pacific Ethanol Columbia, LLC

New Summary Statement of Operations

Budget to Actual Current Month and Quarter

For the Period from August 1, 2012 to August 31, 2012

(Amounts are in USD)

(Includes G/L Budget Name: BUDGETQ312)

September 19, 2012 5:41 PM Page 1 ljones

	Current Period Actual	Current Period Budget	Current Period Variance	Quarter to Date Budget	Quarter to Date Actual	Quarter to Date Variance
Sales
Ethanol Sales	6,322,515	8,518,761	-2,196,246	13,032,826	16,967,067	-3,934,241
WDG Sales	1,591,905	1,917,484	-325,579	3,003,809	3,872,312	-868,503
Syrup Sales	468,693	481,537	-12,844	846,746	972,452	-125,706
Grain Sales	5,590		5,590	6,258		6,258
Freight Revenues	47,410		47,410	93,807		93,807
Total Sales	8,436,114	10,917,782	-2,481,668	16,983,446	21,811,831	-4,828,385
Cost of Goods Sold
Ethanol	7,979,280	9,554,732	-1,575,452	15,673,164	19,242,313	-3,569,149
WDG COGS	2,367	2,649	-282	3,995	5,298	-1,303
Labor	189,943	200,691	-10,748	389,887	401,382	-11,495
Freight	349,586	429,034	-79,448	721,394	857,285	-135,891
Demurrage	96		96	289		289
Supplies	13,857	28,800	-14,943	43,798	57,600	-13,802
Repairs and Maint, Plant	68,152	59,500	8,652	170,609	221,500	-50,891
Equipment Rent and Lease Expense	10,384	11,672	-1,288	17,723	23,344	-5,621
Insurance, Property Tax and Other	95,875	120,233	-24,358	183,978	242,966	-58,988
Depreciation	208,782	206,601	2,181	417,520	412,931	4,589
Rail Incentives	-20,000	-29,436	9,436	-38,982	-58,872	19,890
Inventory Adjustments	-220,541		-220,541	96,105		96,105
Intercompany	161,480	229,422	-67,942	341,019	458,477	-117,458
Total Cost of Goods Sold	8,839,263	10,813,898	-1,974,635	18,020,497	21,864,224	-3,843,727
Gross Profit (Loss)	-403,150	103,884	-507,034	-1,037,051	-52,393	-984,658
Operating Expenses
Hiring and Training		500	-500		1,000	-1,000
Taxes, Permits and Fees	-75		-75	5,034		5,034
Professional Fees	13,666	6,500	7,166	16,747	13,000	3,747
Travel and Auto Expenses	6,511	3,500	3,011	12,517	7,000	5,517
Office and Supplies	3,110		3,110	4,296		4,296
Trade Member and Promotion				425		425
Network, Telephone and Computer	330	500	-170	1,723	1,000	723
Depreciation and Amortization	1,596	1,140	456	3,191	2,280	911
Donations and Contributions		1,000	-1,000		2,000	-2,000
Intercompany	75,000	84,761	-9,761	150,000	169,522	-19,522
Total operating expenses	100,138	97,901	2,237	193,934	195,802	-1,868
Net operating income (loss)	-503,288	5,983	-509,271	-1,230,985	-248,195	-982,790
Other income (expense):
Bank Fees	-787		-787	-1,574		-1,574
Total other income (expense)	-787		-787	-1,574		-1,574
Income (loss) before Holdco	-504,075	5,983	-510,058	-1,232,559	-248,195	-984,364
Income (loss) attributed to Holdco
Net Income (Loss)	-504,075	5,983	-510,058	-1,232,559	-248,195	-984,364

ADJUSTED EBITDA CALCULATION
Net Income (Loss)	-504,075	5,983	-510,058	-1,232,559	-248,195	-984,364
Interest Income
Interest Expense
Interest Derivatives Gain (Loss)
Income Tax Expense
Convertible Debt and Warrant Adjustments
Depreciation and Amortization COGS	208,782	206,601	2,181	417,520	412,931	4,589
Depreciation and Amortization SG&A	1,596	1,140	456	3,191	2,280	911
Amortization of Deferred Finance Fees
EBITDA	-293,697	213,724	-507,421	-811,847	167,016	-978,863

Exhibit 7.03(I)

Pacific Ethanol Columbia, LLC
Monthly Operations Report

August 2012

Actual vs. Budget

Key Variance Explanations

Area	Variance ($US)	Explanation
Sales
Ethanol Sales	($ 2,196,246)	Volume less than budget by 30.0% and selling price greater than budget by 6.0%.
WDG Sales	($ 325,579)	Volume less than budget by 32.6% and selling price greater than budget by 23.1%.
Syrup Sales	($ 12,844)	Volume less than budget by 17.9% and selling price less than budget by 18.6%.
Freight Revenues	$ 47,410	Additional revenue for shipping further than contract distance
Cost of Goods Sold
Ethanol	($ 1,575,452)	Corn cost 28.9% higher per unit than budget, but we used 23.9% less corn due to being curtailed. Lower than budgeted cost/unit for chemicals, enzymes and barge inspections (only 2 or the 4 barges were actually used). More truck traffic
Labor	($ 10,478)	Utilization of employee for other facilities
Freight	($ 79,448)	Only shipped 2 of the 4 scheduled barges in August and fewer truck shipments
Supplies	($ 14,943)	Lower utilization of plant and boiler chemicals due to curtailment
Insurance, Property Tax & Other	($ 24,358)	Lower than budgeted property tax
Inventory Adjustment	($ 220,541)	Negative LCM adjustment on In Transit, Finished Goods & WIP
Intercompany	($ 67,942)	Lower than budgeted fees for ethanol, co-products and corn marketing at lower production rates

Exhibit 7.03(I)

Pacific Ethanol Columbia, LLC
Monthly Operations Report

August 2012

Production

Denatured Ethanol Production: 2,456,933 Gallons

The PDX system was not operated in August.

Corn

Corn Inventory Status and Delivery Schedule:

Deliveries (Train & Truck) 43,079,020 lbs

Corn Used 48,900,176 lbs

Whole Corn Shipped 5,589,840 lbs

** note – consignment corn agreement

Availability

Total Hours	Economic Curtailment (Hrs)	Economic Curtailment %	Equivalent Downtime Hrs	No Corn Supply (Hrs)	No Corn Supply %	Forced Downtime (Hrs)	Force Downtime %	Scheduled Maintenance Downtime (Hrs)	Scheduled Maintenance %	Forced Reduced Rate (Hrs)	Avg Rate Reduction %	Reduced Rate Equivalent Downtime Hrs	Reduced Rate Corn (Hrs)	Reduced Rate Corn %	Total Downtime + Reduced Rate %
744	740.58	30.0%	222.2	0	0.0%	3.42	0.5%	0	0.0%	0	0%	0.0	0	0.0%	30.3%

Exhibit 7.03(I)

Pacific Ethanol Columbia, LLC
Monthly Operations Report

August 2012

Cash

Pacific Ethanol Columbia, LLC
Current Month
Actual
Operating and Revenue Accounts
Beginning Cash Balance
Cash Inflows
Revenue - Ethanol (Kinergy)	$6,938,355
Revenue - WDG (PAP) and others	1,965,795
Total Cash Inflows	8,904,150

Disbursements
Operating Disbursements
Corn	$(8,180,012)
Natural Gas	(149,680)
Electricity	(116,754)
Insurance	–
Property Tax and other Taxes	–
Lease Payments	–
Ethanol freight	(195,104)
Co-product freight	(252,358)
Grain procurement and handling w/ PAP	–
Plant Supplies & Maintenance	(434,759)
Other PEHC costs	–
(9,328,666)
Total Operating Disbursements
Asset Management Agreement
Direct Reimbursement
Payroll & Benefits - Plants & Plant Operations	(281,221)
Other Direct Expenses	–
Asset Management Fee	(75,000)
Total Asset Management Agreement	(356,221)

Interest & Fees-	–
Total Disbursements	$(9,684,887)
Net Cash Flow	$(780,737)

Exhibit 7.03(I)

Pacific Ethanol Columbia, LLC
Monthly Operations Report

August 2012

Major Maintenance

No major maintenance was performed this month.

Losses

No material casualty losses occurred this month.

Disputes

No disputes were identified this month.

Permits

Our 5 year renewal was approved by Oregon DEQ for the Air Permit.

Exhibit 7.03(I)

Pacific Ethanol Columbia, LLC New Summary Statement of Operations Current Month vs Prior Month For the Period from August 1, 2012 to August 31, 2012	September 19, 2012 5:43 PM Page 1 ljones

	CURRENT MONTH	PRIOR MONTH
Sales
Ethanol Sales	6,322,515	6,710,311
WDG Sales	1,591,905	1,411,904
Syrup Sales	468,693	378,054
Grain Sales	5,590	668
Freight Revenues	47,410	46,396
Total Sales	8,436,114	8,547,333
Cost of Goods Sold
Ethanol	7,979,280	7,693,884
WDG COGS	2,367	1,627
Labor	189,943	199,944
Freight	349,586	371,807
Demurrage	96	193
Supplies	13,857	29,941
Repairs and Maint, Plant	68,152	102,456
Equipment Rent and Lease Expense	10,384	7,338
Insurance, Property Tax and Other	95,875	88,103
Depreciation	208,782	208,738
Rail Incentives	-20,000	-18,982
Inventory Adjustments	-220,541	316,646
Intercompany	161,480	179,539
Total Cost of Goods Sold	8,839,263	9,181,234
Gross Profit (Loss)	-403,150	-633,901
Operating Expenses
Taxes, Permits and Fees	-75	5,109
Professional Fees	13,666	3,081
Travel and Auto Expenses	6,511	6,006
Office and Supplies	3,110	1,187
Trade Member and Promotion		425
Network, Telephone and Computer	330	1,393
Depreciation and Amortization	1,596	1,596
Intercompany	75,000	75,000
Total operating expenses	100,138	93,796
Net operating income (loss)	-503,288	-727,697
Other income (expense):
Bank Fees	-787	-787
Total other income (expense)	-787	-787

Exhibit 7.03(I)

Pacific Ethanol Columbia, LLC New Summary Statement of Operations Current Month vs Prior Month For the Period from August 1, 2012 to August 31, 2012	September 19, 2012 5:43 PM Page 2 ljones

	CURRENT MONTH	PRIOR MONTH

Income (loss) before Holdco	-504,075	-728,484
Income (loss) attributed to Holdco
Net Income (Loss)	-504,075	-728,484
ADJUSTED EBITDA CALCULATION
Net Income (Loss)	-504,075	-728,484
Interest Income
Interest Expense
Interest Derivatives Gain (Loss)
Income Tax Expense
Convertible Debt and Warrant Adjustments
Depreciation and Amortization COGS	208,782	208,738
Depreciation and Amortization SG&A	1,596	1,596
Amortization of Deferred Finance Fees
EBITDA	-293,697	-518,151

Exhibit 7.03(I)

Pacific Ethanol, Inc.

Asset Management Agreement

Appendix D

Pacific Ethanol Magic Valley, LLC
Monthly Operations Report

August 2012

Contents

Page	Title	Report Description

1	Actual vs. Budget	Budget Review - Actual vs. Budget
4	Production	Ethanol and WDG Production and Delivery
4	Corn	Corn Deliveries and Use
4	Availability	Plant Availability
5	Cash	Cash receipts and disbursements including balances
6	Major Maintenance	Major Maintenance Activities
6	Losses	Material Casualty Losses
6	Disputes	Review of Disputes & Claims
6	Permits	Permit and Compliance Activities
7	Comparison	Comparison of figures for the current month vs. last month

Prepared by: Ken Wilson, Plant Manager

Reviewed by: Mike Kandris/Bryon McGregor, Manager Representative

9/15/12

Exhibit 7.03(I)

Pacific Ethanol Magic Valley, LLC

New Summary Statement of Operations

Budget to Actual Current Month and Quarter

For the Period from August 1, 2012 to August 31, 2012

(Amounts are in USD)

(Includes G/L Budget Name: BUDGETQ312)

September 14, 2012 7:45 AM Page 1 kwilson

	Current Period Actual	Current Period Budget	Current Period Variance	Quarter to Date Budget	Quarter to Date Actual	Quarter to Date Variance
Sales
Ethanol Sales	11,910,237	13,211,498	-1,301,261	24,724,866	26,740,920	-2,016,054
WDG Sales	3,324,247	2,828,951	495,296	6,068,984	5,819,313	249,671
Syrup Sales	938,214	675,097	263,117	1,822,132	1,390,426	431,706
Grain Sales	2,214		2,214	2,534		2,534
Total Sales	16,174,912	16,715,546	-540,634	32,618,516	33,950,659	-1,332,143
Cost of Goods Sold
Ethanol	15,238,685	14,849,292	389,393	30,308,578	30,402,540	-93,962
Labor	176,550	203,705	-27,155	362,501	407,410	-44,909
Freight	292,543	428,428	-135,885	562,323	868,634	-306,311
Demurrage	4,905	3,322	1,583	7,595	6,735	860
Supplies	57,472	68,088	-10,616	121,215	136,812	-15,597
Repairs and Maint, Plant	99,363	75,500	23,863	158,308	171,000	-12,692
Equipment Rent and Lease Expense	22,192	20,719	1,473	47,259	41,438	5,821
Rail Car Rental				796		796
Insurance, Property Tax and Other	113,032	115,158	-2,126	232,141	230,316	1,825
Depreciation	257,025	256,582	443	514,050	513,412	638
Rail Incentives	-42,993	-46,167	3,174	-84,378	-93,926	9,548
Inventory Adjustments	110,792		110,792	110,792		110,792
Intercompany	315,610	359,818	-44,208	634,168	732,044	-97,876
Total Cost of Goods Sold	16,645,178	16,334,445	310,733	32,975,348	33,416,415	-441,067
Gross Profit (Loss)	-470,265	381,101	-851,366	-356,832	534,244	-891,076
Operating Expenses
Hiring and Training		500	-500		1,000	-1,000
Taxes, Permits and Fees	2,500		2,500	2,500		2,500
Professional Fees	3,254	11,714	-8,460	48,798	23,643	25,155
Travel and Auto Expenses	151	3,500	-3,349	1,585	7,000	-5,415
Office and Supplies	1,268		1,268	2,799		2,799
Trade Member and Promotion	64	1,000	-936	118	2,000	-1,882
Network, Telephone and Computer	74	500	-426	205	1,000	-795
Depreciation and Amortization	370	370	0	741	740	1
Donations and Contributions		1,000	-1,000	500	2,000	-1,500
Intercompany	75,000	84,761	-9,761	150,000	169,522	-19,522
Total operating expenses	82,681	103,345	-20,664	207,245	206,905	340
Net operating income (loss)	-552,947	277,756	-830,703	-564,078	327,339	-891,417
Other income (expense):
Bank Fees	-796		-796	-1,593		-1,593
Other Income (Expense)	415		415	835		835
Total other income (expense)	-381		-381	-757		-757
Income (loss) before Holdco	-553,328	277,756	-831,084	-564,835	327,339	-892,174
Income (loss) attributed to Holdco
Net Income (Loss)	-553,328	277,756	-831,084	-564,835	327,339	-892,174
ADJUSTED EBITDA CALCULATION
Net Income (Loss)	-553,328	277,756	-831,084	-564,835	327,339	-892,174
Interest Income
Interest Expense
Interest Derivatives Gain (Loss)
Income Tax Expense
Convertible Debt and Warrant Adjustments
Depreciation and Amortization COGS	257,025	256,582	443	514,050	513,412	638
Depreciation and Amortization SG&A	370	370	0	741	740	1
Amortization of Deferred Finance Fees
EBITDA	-295,933	534,708	-830,641	-50,045	841,491	-891,536

Exhibit 7.03(I)

Pacific Ethanol Magic Valley, LLC
Monthly Operations Report

August 2012

Actual vs. Budget

Key Variance Explanations

Area	Variance ($US)	Explanation
Sales
Ethanol Sales	-1,301,261	Gallons sold were 15.5% below budget Sales price was 6.5% above budget.
WDG Sales	495,296	Tons sold were 14.8% below budget. Sales price was 17.0% above budget.
Syrup Sales	263,117	Tons sold were 3.76% below budget Sales price was 37.5% above budget
Cost of Goods Sold
Ethanol	389,393	Gallons of ethanol sold were 15.5% below budget but actual corn cost per bushel was 25.1% above budget
Labor	-27,155	Permanent job openings were not filled in August.
Freight	-135,885	Sales were lower than budget resulting in less freight expense. Currently, there is no rail freight expense against the budget as all ethanol is trucked.
Supplies	-10,616	Timing of expenses. Caustic chemical costs will be higher in September.
Repairs and Maintenance	23,863	Timing of expenses. Materials and equipment were purchased in August in preparation for the September maintenance shut down.
Inventory Adjustments	110,792	Lower of cost or market adjustment due to pricing. There is no budget line item for these adjustments.
Intercompany	-44,208	Ethanol sales and corn consumption were less than budget resulting in less expense.

Exhibit 7.03(I)

Pacific Ethanol Magic Valley, LLC
Monthly Operations Report

August 2012

Production

Denatured Ethanol Production: 4,340,712 gallons

Corn Deliveries and Use

Corn used for Ethanol Production: 96,305,888 pounds / 1,719,748 bushels

Availability

Plant Equivalent Availability: 92.9% (7.1% downtime). Unscheduled down time due to issues associated with Beer Column fouling accounted for 1.9% of the total, a tube that failed in the Beer Reboiler accounted for 1.5% of the total, scheduled maintenance accounted for 3.2% of the total and economic curtailments (due to market conditions) accounted for .5% of the total.

	Total Hours	Economic Curtailment (Hrs)	Economic Curtailment %	Equivalent Downtime Hrs	No Corn Supply (Hrs)	No Corn Supply %	Forced Downtime (Hrs)	Forced Downtime %	Scheduled Maintenance Downtime (Hrs)	Scheduled Maintenance %	Forced Reduced Rate (Hrs)	Avg Rate Reduction%	Reduced Rate Equivalent Downtime Hrs	Reduced Rate Corn (Hrs)	Reduced Rate Corn %	Total Downtime + Reduced Rate %
Aug-12	744	24	15.0%	3.6	0	0.0%	25.4	3.4%	24	3.2%	0	0%	0.0	0	0.0%	7.1%

Exhibit 7.03(I)

Pacific Ethanol Magic Valley, LLC
Monthly Operations Report

August 2012

Cash

Current Month Actual
Operating and Revenue Accounts

Beginning Cash Balance

Cash Inflows
Revenue - Ethanol (Ki nergy)	$13,128,678
Revenue - WDG (PAP) and others	4,418,051
Total Cash Inflows	$17,546,729

Disbursements

Operating Disbursements
Corn	$(17,078,285)
Natural Gas	(291,131)
Electricity	(128,410)
Insurance	–
Property Tax and other Taxes	–
Lease Payments	–
Ethanol freight	(274,512)
Co-product freight	–
Grain procurement and handling w/ PAP	–
Plant Supplies & Maintenance	(869,174)
Other PEHC costs	–
Total Operating Disbursements	(18,641,513)

Asset Management Agreement
Direct Reimbursement
Payroll & Benefits - Plants & Plant Operations	(252,444)
Other Direct Expenses	–
Asset Management Fee	(75,000)
Total Asset Management Agreement	(327,444)

Interest & Fees	–

Total Disbursements	$(18,968,957)

Net Cash Flow	$(1,422,228)

Exhibit 7.03(I)

Pacific Ethanol Magic Valley, LLC
Monthly Operations Report

August 2012

Major Maintenance

There were no major maintenance activities during the month of August.

Losses

No material casualty losses occurred this month.

Disputes

No disputes were identified this month.

Permits/Environmental issue

There were two excess emission reports filed with the Idaho State Department of Environmental Quality (DEQ). One of those reports was the monthly excess formaldehyde emission report. This will no longer be required once the DEQ reviews and approves the source testing results.

The second excess emission report resulted from the failure of a poppet cylinder valve on the RTO. This was a 57-minute event.

A new ‘Permit to Construct’ air permit was issued by the DEQ and source testing was conducted on August 13th, 2012 to test compliance with the permit requirements. The results of the testing have been sent to the DEQ for review. The final step is for the DEQ to convert the ‘Permit to Construct’ into an operating air permit for the facility.

This new permit allows the facility to run at a rate of 63,000,000 undenatured gallons per year. The old permit limited production to 60,000,000 undenatured gallons per year.

Exhibit 7.03(I)

Pacific Ethanol Magic Valley, LLC

New Summary Statement of Operations

Current Month vs Prior Month

For the Period from August 1, 2012 to August 31, 2012

Amounts are in USD

(Includes G/L Budget Name: BUDGETQ312)

September 14, 2012 7:44 AM Page 1 kwilson

	CURRENT MONTH	PRIOR MONTH
Sales
Ethanol Sales	11,910,237	12,814,629
WDG Sales	3,324,247	2,744,737
Syrup Sales	938,214	883,917
Grain Sales	2,214	321
Total Sales	16,174,912	16,443,603
Cost of Goods Sold
Ethanol	15,238,685	15,069,893
Labor	176,550	185,951
Freight	292,543	269,780
Demurrage	4,905	2,690
Supplies	57,472	63,743
Repairs and Maint, Plant	99,363	58,944
Equipment Rent and Lease Expense	22,192	25,067
Rail Car Rental		796
Insurance, Property Tax and Other	113,032	119,109
Depreciation	257,025	257,025
Rail Incentives	-42,993	-41,385
Inventory Adjustments	110,792
Intercompany	315,610	318,558
Total Cost of Goods Sold	16,645,178	16,330,171
Gross Profit (Loss)	-470,265	113,433
Operating Expenses
Taxes, Permits and Fees	2,500
Professional Fees	3,254	45,544
Travel and Auto Expenses	151	1,434
Office and Supplies	1,268	1,531
Trade Member and Promotion	64	54
Network, Telephone and Computer	74	131
Depreciation and Amortization	370	370
Donations and Contributions		500
Intercompany	75,000	75,000
Total operating expenses	82,681	124,564
Net operating income (loss)	-552,947	-11,131
Other income (expense):
Bank Fees	-796	-796
Other Income (Expense)	415	420
Total other income (expense)	-381	-376

Income (loss) before Holdco	-553,328	-11,507
Income (loss) attributed to Holdco
Net Income (Loss)	-553,328	-11,507
ADJUSTED EBITDA CALCULATION
Net Income (Loss)	-553,328	-11,507
Interest Income
Interest Expense
Interest Derivatives Gain (Loss)
Income Tax Expense
Convertible Debt and Warrant Adjustments
Depreciation and Amortization COGS	257,025	257,025
Depreciation and Amortization SG&A	370	370
Amortization of Deferred Finance Fees

EBITDA	-295,933	245,888

Exhibit 7.03(I)

Pacific Ethanol, Inc.

Asset Management Agreement

Appendix D

Pacific Ethanol Stockton LLC
Monthly Operations Report

August 2012

Contents

Page	Title	Report Description

1	Actual vs. Budget	Budget Review - Actual vs. Budget
4	Production	Ethanol and WDG Production and Delivery
4	Corn	Corn Deliveries and Use
4	Availability	Plant Availability
5	Cash	Cash receipts and disbursements including balances
6	Major Maintenance	Major Maintenance Activities
6	Losses	Material Casualty Losses
6	Disputes	Review of Disputes & Claims
6	Permits	Permit and Compliance Activities
8	Comparison	Comparison of figures for the current month vs. last month

Prepared by: Royce Todd, Plant Manager

Reviewed by: Mike Kandris/Bryon McGregor, Manager Representative

9/17/12

Exhibit 7.03(I)

Pacific Ethanol Stockton, LLC

New Summary Statement of Operations

Budget to Actual Current Month and Quarter

For the Period from August 1, 2012 to August 31, 2012

(Amounts are in USD)

(Includes G/L Budget Name: BUDGETQ312)

September 17, 2012 9:43 PM Page 1 rtodd

	Current Period Actual	Current Period Budget	Current Period Variance	Quarter to Date Annual	Quarter to Date Budget	Quarter to Date Variance
Sales
Ethanol Sales	12,419,331	13,083,865	-664,534	24,072,968	26,104,006	-2,031,038
WDG Sales	3,907,561	2,852,650	1,054,911	6,541,644	5,767,090	774,554
Syrup Sales	458,443	631,987	-173,544	835,450	1,278,513	-443,063
Total Sales	16,785,335	16,568,502	216,833	31,450,062	33,149,609	-1,699,547
Cost of Goods Sold
Ethanol	16,339,944	14,743,354	1,596,590	29,918,161	29,737,191	180,970
WDG COGS	439	5,407	-4,968	976	10,814	-9,838
Labor	209,276	227,331	-18,055	423,704	454,662	-30,958
Freight	133,461	248,073	-114,612	270,438	495,783	-225,345
Demurrage	2,121	2,272	-151	3,503	4,541	-1,039
Supplies	22,135	52,500	-30,365	55,609	105,000	-49,391
Repairs and Maint, Plant	71,302	79,037	-7,735	99,688	158,074	-58,386
Equipment Rent and Lease Expense	67,273	78,684	-11,411	134,041	157,341	-23,300
Insurance, Property Tax and Other	122,062	133,763	-11,701	245,305	273,776	-28,471
Depreciation	280,338	281,900	-1,562	560,646	563,703	-3,057
Rail Incentives	-25,779	-45,055	19,276	-61,371	-90,110	28,739
Inventory Adjustments	3,704		3,704	90,427		90,427
Intercompany	311,047	351,157	-40,110	592,319	702,134	-109,815
Total Cost of Goods Sold	17,537,325	16,158,423	1,378,902	32,333,446	32,572,909	-239,463
Gross Profit (Loss)	-751,990	410,079	-1,162,069	-883,384	576,700	-1,460,084
Operating Expenses
Hiring and Training		500	-500		1,000	-1,000
Taxes, Permits and Fees	-4,886		-4,886	-879		-879
Professional Fees	5,580	6,500	-920	5,580	13,000	-7,420
Travel and Auto Expenses	2,437	3,500	-1,063	7,090	7,000	90
Office and Supplies	570		570	1,073		1,073
Trade Member and Promotion	369		369	443		443
Network, Telephone and Computer	273	500	-227	656	1,000	-344
Depreciation and Amortization	1,122	959	163	2,245	1,918	327
Donations and Contributions		1,000	-1,000		2,000	-2,000
Intercompany	75,000	84,761	-9,761	150,000	169,522	-19,522
Total operating expenses	80,465	97,720	-17,255	166,207	195,440	-29,233
Net operating income (loss)	-832,455	312,359	-1,144,814	-1,049,591	381,260	-1,430,851
Other income (expense):
Bank Fees	-894		-894	-1,787		-1,787
Total other income (expense)	-894		-894	-1,787		-1,787
Income (loss) before Holdco	-833,348	312,359	-1,145,707	-1,051,378	381,260	-1,432,638
Income (loss) attributed to Holdco
Net Income (Loss)	-833,348	312,359	-1,145,707	-1,051,378	381,260	-1,432,638

ADJUSTED EBITDA CALCULATION
Net Income (Loss)	-833,348	312,359	-1,145,707	-1,051,378	381,260	-1,432,638
Interest Income
Interest Expense
Interest Derivatives Gain (Loss)
Income Tax Expense
Convertible Debt and Warrant Adjustments
Depreciation and Amortization COGS	280,338	281,900	-1,562	560,646	563,703	-3,057
Depreciation and Amortization SG&A	1,122	959	163	2,245	1,918	327
Amortization of Deferred Finance Fees
EBITDA	-551,888	595,218	-1,147,106	-488,488	946,881	-1,435,369

Exhibit 7.03(I)

Pacific Ethanol Stockton LLC
Monthly Operations Report

August 2012

Actual vs. Budget

Key Variance Explanations

Area	Variance ($US)	Explanation
Sales
Ethanol Sales	-664,534	Total gallons sold were 10.9% lower than budget and sales pricing was 6.5% higher than budget.
WDG Sales	1,054,911	Total tons sold were 3.2% lower than budget and pricing was 41.5% higher than budget.
Syrup Sales	-173,544	Total tons sold were 36.4% lower than budget and sales pricing was 15.7% higher than budget. Discounts taken due to reduced dry matter were $6,888.
Cost of Goods Sold
Ethanol	1,596,590	*Corn/Milo tons used were lower than budget by 15.2% and pricing was higher than budget by 23.1% for a combined increase in cost above budget on corn/milo of $582.6K. Energy costs were above budget by $168k ($80k electricity true-up due to summer peak pricing + $22k Natural gas true-up). Denaturant was under budget by $89k. Chemicals and additives were below budget by $48k (Energy, Fermasure, ammonia, sulfuric acid, yeast, phosphoric acid & enzymes are continued targets for reduction.) City water was above budget by $2k and water disposal was above budget by $9k. There was also a WIP revaluation impact of $85k. This cumulative cost includes an inventory adjustment of $842K for overhead related costs, which nets against COGS to report actual inventory sold for the month.
Labor	-18,055	Employees out on workers comp
Freight	-114,612	Reduced freight costs relative to sales
Supplies	-30,365	Timing vs. actual.
Repairs and Maintenance	-7,735	Reduced down time and maintenance activity
Equipment Rent and Lease Expense	-11,411	Reduced fees to Port of Stockton relative to reduced sales.
Insurance, Property Tax & Other	-11,701	Insurance premiums lower than budget.
Rail Incentives	19,276	Reduced corn usage relative to production rate
Intercompany	-40,110	Marketing fees relative to sales
Operating Expenses
Taxes, Permits and Fees	-4,886	Timing vs. actual.
Intercompany	-9,761	Lower AMA related fees than budgeted.

Exhibit 7.03(I)

Pacific Ethanol Stockton LLC
Monthly Operations Report

August 2012

Production

Denatured Ethanol Production: 4,172,689 Gallons

Production was below budget by 16.44% or 821,206 gallons

Corn Deliveries and Use

Corn/Milo used for Ethanol Production: 85,547,340 lbs / 1,527,631 bushels

Corn/milo received to consignment inventory was 73,008,390 lbs / 1,303,721 bushels

Availability

Plant Equivalent Availability 94.4% up time at approximately 80.4% of rated capacity.

	Total Hours	Economic Curtailment (Hrs)	Economic Curtailment %	Equivalent Downtime Hrs	No Corn Supply (Hrs)	No Corn Supply %	Forced Downtime (Hrs)	Force Downtime %	Scheduled Maintenance Downtime (Hrs)	Scheduled Maintenance %	Forced Reduced Rate (Hrs)	Avg Rate Reduction %	Reduced Rate Equivalent Downtime Hrs	Reduced Rate Corn (Hrs)	Reduced Rate Corn %	Total Downtime + Reduced Rate %
Aug-12	744	744	14.0%	104.2	41.42	5.6%	0	0.0%	0	0.0%	0	0%	0.0	0	0.0%	19.6%

Exhibit 7.03(I)

Pacific Ethanol Stockton LLC
Monthly Operations Report

August 2012

Cash

Pacific Ethanol Stockton, LLC
Current Month
Actual

Operating and Revenue Accounts
Beginning Cash Balance
Cash Inflows
Revenue - Ethanol (Kinergy)	$14,831,011
Revenue - WDG (PAP) and others	4,182,498
Total Cash Inflows	$19,013,509
Disbursements
Operating Disbursements
Corn	$(15,229,026)
Natural Gas	(255,608)
Electricity	(491,967)
Insurance	–
Property Tax and other Taxes	(789,748)
Lease Payments	–
Ethanol freight	(46,957)
Co-product freight	–
Grain procurement and handling w/ PAP	–
Plant Supplies & Maintenance	(850,676)
Other PEHC costs	–
Total Operating Disbursements	(17,663,982)

Asset Management Agreement
Direct Reimbursement
Payroll & Benefits - Plants & Plant Operations	(319,775)
Other Direct Expenses	–
Asset Management Fee	(75,000)
Total Asset Management Agreement	(394,775)
Interest & Fees-	–
Total Disbursements	$(18,058,757)

Net Cash Flow	$954,753

Exhibit 7.03(I)

Pacific Ethanol Stockton LLC
Monthly Operations Report

August 2012

Major Maintenance

Centrifuge repairs and conveyor engineering

Losses

No material casualty losses occurred this month.

Disputes

PES Property Tax Status

The San Joaquin County Assessor has adjusted the plant value for 2011/12 to $65.3M from $84.0M resulting in a decreased value of $19.0M. We should receive an estimated $224K property tax refund by September 24, 2012 due to the decrease in value. If we do not receive the refund by then, we will follow up with the Auditor's Office. The 2012/13 tax assessment is valued at $65.4M, assessment fees were paid by the due date of August 31, 2012.

Permits/Regulatory

EPA:

1.	On 8/24/2012, syrup sales data measured in pounds and gallons for 2010 and 2011 were submitted to the EPA for TSCA reporting purposes.
2.	On 8/27/2012, Kevin Wenger with Mascoma confirmed that Lallemond/Mascoma had fully completed a Microbial Commercial Activity Notice (MCAN) so that filing of Tier I & II exemptions with EPA are no longer needed.

CAL-OSHA:

1.	The Commodities Operator who was injured on 5/14/2012 did not return to work after working 4 hours on 6/20/2012. Lost time as of his last day of employment with PES (8/24/2012) for this injury was 103 days.
2.	A Commodities Operator had surgery performed on 7/2/2012 and returned to work with medical restrictions on 8/20/2012.
3.	A mechanic injured his right index finger on 8/8/2012 while replacing sprayball 2A. A workers compensation claim was filed with Zurich Insurance. The mechanic's injury required only first aid. The accident investigation identified the pinch point created during re-installation between the sprayball flange and the fermenter as a root cause.
4.	On 8/25/2012 at approximately 8:10 PM a Production Operator got first degree burns on his left arm and the left side of his face resulting from a fire when he moved a bucket in an area where spilled Fermasure had dried. The Production Operators burns were treated with first aid, and no further medical care was needed.

Exhibit 7.03(I)

Air District activities:

1.	On 8/8/2012, a fine assessment of $1,860.00 was received from the Air District for the NOV issued for operation of the portable generator to power the chiller during source testing in June. On 8/15/2012, Cheryl Davis negotiated a reduction in the NOV fine for operation of a portable generator during source testing of the scrubbers in June from $1,860.00 to $1,395.00.
2.	The June 13th, 2012 source testing report was received from Avogadro on 8/10/2012 affirming emissions compliance for the scrubbers and RTO.
3.	SCS Engineers conducted a greenhouse gas (GHG) emissions reporting audit on 8/13/2012. A written GHG Monitoring Plan was developed as recommended.
4.	NOV 5009468 from the Air District was received 8/22/2012 for the Variance N-12-09S report covering June 6 to June 8th shutdown of scrubbers and RTO being submitted after the 15 day due date. The response for SJVAPCD NOV 5009468 for late submission of the follow-up report for Variance N-12-09S was submitted to the Air District on 8/29/2012.
5.	The RTO fell below the minimum temperature requirement on 7/31/12 due to a failed poppet valve bearing. A follow up report has been submitted to the air district with anticipation that break down relief will be granted for this incident. Breakdown relief has been granted for this event with written notice received 8/22/12.
6.	During the week of 8/27/2012, greenhouse gas emissions data along with total natural gas and electrical usage information was submitted to SCS who submitted an audit report to the California Air Resources Board before the 9/1/2012 deadline.

Port of Stockton Fire Department:

1.	The Port of Stockton Fire Marshal conducted a follow-up inspection related to the 2011 annual facility inspection conducted in December. Progress continues toward resolve of the action items listed. The agency is persistent with respect to the installation of a second UVIR monitor in the ethanol load-out area as discussions continue in efforts to validate the need for this measure. The fire pump housing structure modifications are complete under a capital improvement project.
2.	Fire control system false alarms were responsible for the City of Stockton Fire Department being dispatched to the facility on 8/15 and 8/16/2012. Both false alarms occurred within hours after Simplex Grinnell had worked on the system. Simplex Grinnell was contacted to correct the problem.

Exhibit 7.03(I)

Pacific Ethanol Stockton, LLC

New Summary Statement of Operations

Current Month vs. Prior Month

For the Period from August 1, 2012 to August 31, 2012

(Amounts are in USD)

(Includes G/L Budget Name: BUDGETQ312)

September 17, 2012 9:47 PM Page 1 rtodd

	CURRENT MONTH	PRIOR MONTH
Sales
Ethanol Sales	12,419,331	11,653,637
WDG Sales	3,907,561	2,634,082
Syrup Sales	458,443	377,007
Total Sales	16,785,335	14,664,727
Cost of Goods Sold
Ethanol	16,339,944	13,578,217
WDG COGS	439	537
Labor	209,276	214,428
Freight	133,461	136,977
Demurrage	2,121	1,381
Supplies	22,135	33,475
Repairs and Maint, Plant	71,302	28,386
Equipment Rent and Lease Expense	67,273	66,767
Insurance, Property Tax and Other	122,062	123,242
Depreciation	280,338	280,307
Rail Incentives	-25,779	-35,592
Inventory Adjustments	3,704	86,723
Intercompany	311,047	281,272
Total Cost of Goods Sold	17,537,325	14,796,121
Gross Profit (Loss)	-751,990	-131,394
Operating Expenses
Taxes, Permits and Fees	-4,886	4,006
Professional Fees	5,580
Travel and Auto Expenses	2,437	4,653
Office and Supplies	570	503
Trade Member and Promotion	369	74
Network, Telephone and Computer	273	383
Depreciation and Amortization	1,122	1,122
Intercompany	75,000	75,000
Total operating expenses	80,465	85,742
Net operating income (loss)	-832,455	-217,136
Other income (expense):
Bank Fees	-894	-894
Total other income (expense)	-894	-894

Income (loss) before Holdco	-833,348	-218,030
Income (loss) attributed to Holdco
Net Income (Loss)	-833,348	-218,030
ADJUSTED EBITDA CALCULATION
Net Income (Loss)	-833,348	-218,030
Interest Income
Interest Expense
Interest Derivatives Gain (Loss)
Income Tax Expense
Convertible Debt and Warrant Adjustments
Depreciation and Amortization COGS	280,338	280,307
Depreciation and Amortization SG&A	1,122	1,122
Amortization of Deferred Finance Fees
EBITDA	-551,888	63,400

Exhibit 7.03(I)

Pacific Ethanol, Inc.

Asset Management Agreement

Appendix C

Pacific Ethanol Madera LLC
Monthly Cold Shutdown Report

August 2012

Contents

Page	Title	Report Description

1	Actual vs. Budget	Budget Review - Actual vs. Budget
4	Cash	Cash receipts and disbursements including balances
5	Availability	Plant Availability
5	Major Maintenance	Major Maintenance Activities
5	Losses	Material Casualty Losses
5	Disputes	Review of Disputes & Claims
5	Permits	Permit and Compliance Activities
6	Comparison	Comparison of figures for the current month vs. last month

Prepared by: Royce Todd, Plant Manager

Reviewed by: Mike Kandris/Bryon McGregor, Manager Representative

09/17/12

Exhibit 7.03(I)

Pacific Ethanol Madera LLC

New Summary Statement of Operations

Budget to Actual Current Month and Quarter

For the Period from August 1, 2012 to August 31, 2012

(Amounts are in USD)

(Includes G/L Budge Name:  BUDGETQ312)

September 17, 2012 9:52 PM Page 1

	Current Period Actual	Current Period Budget	Current Period Variance	Quarter to Date Actual	Quarter to Date Budget	Quarter to Date Variance
Sales
Total Sales
Cost of Goods Sold
Ethanol	8,718	10,665	-1,947	17,485	21,330	-3,845
Labor	39,820	55,394	-15,574	85,410	110,788	-25,378
Supplies	1,645	20,788	-19,143	3,664	41,575	-37,911
Repairs and Maint, Plant	8,257	9,100	-844	11,344	18,200	-6,856
Equipment Rent and Lease Expense	1,525	2,601	-1,076	9,784	5,202	4,582
Insurance, Property Tax and Other	-673,264	86,260	-759,524	-621,380	172,520	-793,900
Depreciation	177,799	179,783	-1,984	355,597	359,566	-3,969
Total Cost of Goods Sold	-435,502	364,591	-800,093	-138,096	729,181	-867,277
Gross Profit (Loss)	435,502	-364,591	800,093	138,096	-729,181	867,277
Operating Expenses
Taxes, Permits and Fees	49		49	1,156		1,156
Professional Fees	4,495	2,250	2,245	4,445	4,500	-55
Travel and Auto Expenses	974	667	307	974	1,334	-360
Office and Supplies	571		571	775		775
Trade Member and Promotion	15		15	15		15
Network, Telephone and Computer	315		315	2,540		2,540
Depreciation and Amortization	188	353	-165	375	706	-331
Intercompany	40,000	49,761	-9,761	80,000	99,522	-19,522
Total operating expenses	46,606	53,031	-6,425	90,280	106,062	-15,782
Net operating income (loss)	388,896	-417,622	806,518	47,816	-835,243	883,059
Other income (expense):
Bank Fees	-757		-757	-1,513		-1,513
Total other income (expense)	-757		-757	-1,513		-1,513
Income (loss) before Holdco	388,139	-417,622	805,761	46,303	-835,243	881,546
Income (loss) attributed to Holdco
Net Income (Loss)	388,139	-417,622	805,761	46,303	-835,243	881,546

ADJUSTED EBITDA CALCULATION
Net Income (Loss)	388,139	-417,622	805,761	46,303	-835,243	881,546
Interest Income
Interest Expense
Interest Derivatives Gain (Loss)
Income Tax Expense
Convertible Debt and Warrant Adjustments
Depreciation and Amortization COGS	177,799	179,783	-1,984	355,597	359,566	-3,969
Depreciation and Amortization SG&A	188	353	-165	375	706	-331
Amortization of Deferred Finance Fees
EBITDA	566,126	-237,486	803,612	402,275	-474,971	877,246

Exhibit 7.03(I)

Pacific Ethanol Madera LLC
Monthly Cold Shutdown Report

August 2012

Actual vs. Budget

Key Variance Explanations

Area	Variance ($US)	Explanation
Cost of Goods Sold
Labor	-15,547	Reduction in head count
Supplies	-19,143	Timing vs actual
Insurance, Property Tax & Other	-759,524	Accrued property tax refunds for tax years 2009/2010 $380k + 2010/2011 $345k and applied monthly tax accrual for current year at the lower rate ($26k/month) due to lower asset value.

Operating Expenses
Intercompany	-9,761	Lower AMA fees than budgeted.

Exhibit 7.03(I)

Pacific Ethanol Madera LLC
Monthly Shutdown Report

August 2012

Cash

Pacific Ethanol Madera, LLC
Current Month
Actual
Operating and Revenue Accounts
Beginning Cash Balance
Cash Inflows
Revenue - Ethanol (Kinergy)	$–
Revenue - WDG (PAP) and others	–
$–
Total Cash Inflows
Disbursements
Operating Disbursements
Corn	$–
Natural Gas	–
Electricity	(8,293)
Insurance	–
Property Tax and other Taxes	–
Lease Payments	–
Ethanol freight	–
Co-product freight	–
Grain procurement and handling w/ PAP	–
Plant Supplies & Maintenance	(17,063)
Other PEHC costs	–
Total Operating Disbursements	(25,355)

Asset Management Agreement
Direct Reimbursement
Payroll & Benefits - Plants & Plant Operations	(65,379)
Other Direct Expenses	–
Asset Management Fee	(40,000)
(105,379)
Total Asset Management Agreement
Interest & Fees-	–
Total Disbursements	$(130,734)
Net Cash Flow	$(130,734)

Exhibit 7.03(I)

Pacific Ethanol Madera LLC
Monthly Cold Shutdown Report

August 2012

Availability

The plant is currently in cold shutdown mode and available for re-start.

Major Maintenance

No major maintenance this month.

Losses

No material casualty losses occurred this month.

Disputes

A time waiver is in place, which has delayed the hearing up to 120 days to determine a reassessment of the plant for the 2009/10 and 2010/11 years. Because of agenda backlog, the board has not been able to finalize a plant value. A hearing is scheduled for September 6. Currently, the appeal for 2009/10 has an assessed value of $66.9M, we were requesting $28.8M, and the Assessor would like us to agree to a stipulated value of $31.8M. Currently, the appeal for 2010/11 has an assessed value of $58.7M and the assessor has informally given a valuation of $30.3M. The County has informally, through Fred, asked if we will settle 2009 and delay 2010 property tax refunds. We asked Fred if he can go back to the Assessor and counter their proposal with the following:

a) Offset net tax payments against 2010 refund.

b) At a minimum, agree on 2010 refund this year and receive in early 2013.

We also received confirmation of a Madera property tax audit for years 2004 through current. If we settle 2009 and 2010 property tax refunds, those years will not be auditable. The 2011/12 tax year value was assessed at $28.9M and is acceptable to PEI. As such no appeal was filed.

Permits

EPA:

On 8/27/2012, Kevin Wenger with Mascoma confirmed that Lallemond/Mascoma had fully completed a Microbial Commercial Activity Notice (MCAN) so that filing of Tier I & II exemptions with EPA are no longer needed.

Exhibit 7.03(I)

Pacific Ethanol Madera LLC

New Summary Statement of Operations

Current Month vs. Prior Month

For the Period from August 1, 2012 to August 31, 2012

(Amounts are in USD)

(Includes G/L Budge Name:  BUDGET Q312)

September 17, 2012 9:52 PM Page 1 rtodd

	CURRENT MONTH	PRIOR MONTH
Sales
Total Sales
Cost of Goods Sold
Ethanol	8,718	8,767
Labor	39,820	45,590
Supplies	1,645	2,019
Repairs and Maint, Plant	8,257	3,087
Equipment Rent and Lease Expense	1,525	8,260
Insurance, Property Tax and Other	-673,264	51,884
Depreciation	177,799	177,799
Total Cost of Goods Sold	-435,502	297,406
Gross Profit (Loss)	435,502	-297,406
Operating Expenses
Taxes, Permits and Fees	49	1,107
Professional Fees	4,495	-50
Travel and Auto Expenses	974
Office and Supplies	571	204
Trade Member and Promotion	15
Network, Telephone and Computer	315	2,225
Depreciation and Amortization	188	188
Intercompany	40,000	40,000
Total operating expenses	46,606	43,674
Net operating income (loss)	388,896	-341,080
Other income (expense):
Bank Fees	-757	-757
Total other income (expense)	-757	-757
		–
Income (loss) before Holdco	388,139	-341,837
Income (loss) attributed to Holdco
Net Income (Loss)	388,139	-341,837
ADJUSTED EBITDA CALCULATION
Net Income (Loss)	388,139	-341,837
Interest Income
Interest Expense
Interest Derivatives Gain (Loss)
Income Tax Expense
Convertible Debt and Warrant Adjustments
Depreciation and Amortization COGS	177,799	177,799
Depreciation and Amortization SG&A	188	188
Amortization of Deferred Finance Fees
EBITDA	566,126	-163,850

Exhibit 7.03(I)

COMPLIANCE CERTIFICATE

To: Pacific Ethanol Holding Co. LLC

Ladies and Gentlemen:

I hereby certify to you, pursuant to Section 6.1 of the Agreement (as defined below), as follows:

I am an Authorized Officer of Manager and hereby submit the attached consolidating financial statements as of and for the month ended August 31, 2012 ("Statements") in accordance with Section 6.1 of the Asset Management Agreement by and between Pacific Ethanol, Inc. and Pacific Ethanol Holding Co. LLC, Pacific Ethanol Madera LLC, Pacific Ethanol Columbia, LLC, Pacific Ethanol Stockton LLC and Pacific Ethanol Magic Valley, LLC, dated June 29, 2010 ("Agreement"). These Statements are prepared in accordance with GAAP (subject to the absence of footnote disclosures and to normal year-end adjustments) and are complete and accurate.

The foregoing certifications are made and delivered this day of September 25, 2012.

Very truly yours,

PACIFIC ETHANOL, INC.

By: /S/ MICHAEL KRAMER

Name: Michael Kramer

Title: Treasurer

Exhibit 7.03(I)

CONFIDENTIAL

Pacific Ethanol Holding Co. LLC and Subsidiaries

Month and year to Date August 31, 2012

(unaudited)

	As of August 31, 2012
	PEHC	PECOL	PEMV	PEM	PES	ELIM	Consolidated
CONSOLIDATING BALANCE SHEETS
Assets
Current Assets
Cash and Investments	$25,243	$–	$–	$–	$–	$–	$25,243
Accounts Receivable	–	1,008,486	3,297,110	726,226	1,897,111		6,928,933
Intercompany Receivables	15,129,433	1,291,557	6,509,967	2,806	107,471	(23,041,234)	–
Inventories	–	4,309,637	4,453,952	218,980	3,237,759		12,220,329
Prepaid Expenses	159,059	5,444	6,161	5,314	673,449		849,427
Other Current Assets	–	150,596	–	–	330,000		480,596
Total Current Assets	15,313,735	6,765,720	14,267,190	953,326	6,245,790	(23,041,234)	20,504,527
Property and Equipment Net	–	30,622,194	44,093,136	28,499,102	45,689,860		148,904,292
Other Assets
Investment in Subsidiaries	178,368,453	–	–	–	–	(178,368,453)	–
Other Assets	1,392,858	–	1,000	–	10,000	–	1,403,858
TOTAL ASSETS	$195,075,046	$37,387,914	$58,361,326	$29,452,428	$51,945,650	$(201,409,687)	$170,812,677
LIABILITIES AND EQUITY
Current Liabilities
Accounts Payable and Accrued Expenses	$233,876	$864,260	$1,460,434	$108,508	$1,183,210	$–	$3,850,287
Intercompany Payables	7,723,408	67,260	111,694	4,655,247	10,483,625	(23,041,234)	–
Term Debt and Revolver - Current Portion	39,354,698	–					39,354,698
Total Current Liabilities	47,311,982	931,519	1,572,129	4,763,755	11,666,834	(23,041,234)	43,204,985
Term Debt	20,360,793	–	–	–	–		20,360,793
Other Long-term Liabilities	29,952,152	–	–	–	190,938		30,143,090
TOTAL LIABILITIES	97,624,927	931,519	1,572,129	4,763,755	11,857,772	(23,041,234)	93,708,868
Total Equity	97,450,119	36,456,395	56,789,198	24,688,673	40,087,879	(178,368,453)	77,103,810
TOTAL LIABILITIES AND EQUITY	$195,075,046	$37,387,914	$58,361,326	$29,452,428	$51,945,650	$(201,409,687)	$170,812,677

Exhibit 7.03(I)

Pacific Ethanol Holding Co. LLC and Subsidiaries

Month and year to Date August 31, 2012

(audited)

	Month Ended August 31, 2012
	PEHC	PECOL	PEMV	PEM	PES	Consolidated
CONSOLIDATING STATEMENTS OF OPERATIONS
Total Sales	$–	$8,436,114	$16,174,912	$–	$16,785,335	$41,396,361
Total Cost of Goods Sold	85,428	8,839,263	16,645,178	(435,502)	17,537,325	42,671,692
Gross Profit (Loss)	(85,428)	(403,150)	(470,265)	435,502	(751,990)	(1,275,331)
Total operating expenses	123,483	100,138	82,681	46,606	80,465	433,374
Net operating income (loss)	(208,911)	(503,288)	(552,947)	388,896	(832,455)	(1,708,704)
Total other expense	(1,111,955)	(787)	(381)	(757)	(894)	(1,114,774)
Net Income (Loss)	$(1,320,867)	$(504,075)	$(553,328)	$388,139	$(833,348)	$(2,823,478)
ADJUSTED EBITDA CALCULATION
Net Income (Loss)	$(1,320,867)	$(504,075)	$(553,328)	$388,139	$(833,348)	$(2,823,478)
Interest Income	–	–	–	–	–	–
Interest Expense	1,054,000	–	–	–	–	1,054,000
Depreciation and Amortization COGS	–	208,782	257,025	177,799	280,338	923,944
Depreciation and Amortization SG&A	–	1,596	370	188	1,122	3,276
Amortization of Deferred Finance Fees	40,807	–	–	–	–	40,807
Adjusted EBITDA	$(226,060)	$(293,697)	$(295,933)	$566,126	$(551,888)	$(801,452)

	Year to Date August 31, 2012
	PEHC	PECOL	PEMV	PEM	PES	Consolidated
CONSOLIDATING STATEMENTS OF OPERATIONS
Total Sales	$–	$69,243,856	$117,141,966	$–	$113,189,264	$299,575,085
Total Cost of Goods Sold	110,307	75,171,844	121,035,937	1,553,395	119,903,556	317,775,038
Gross Loss	(110,307)	(5,927,988)	(3,893,971)	(1,553,395)	(6,714,292)	(18,199,953)
Total operating expenses	1,125,102	739,077	734,435	343,214	840,393	3,782,221
Net operating loss	(1,235,408)	(6,667,065)	(4,628,407)	(1,896,608)	(7,554,685)	(21,982,174)
Total other expense	(7,775,637)	(20,684)	(41,979)	(6,850)	(73,951)	(7,919,101)
Net Loss	$(9,011,046)	$(6,687,749)	$(4,670,386)	$(1,903,459)	$(7,628,636)	$(29,901,275)
ADJUSTED EBITDA CALCULATION
Net Loss	$(9,011,046)	$(6,687,749)	$(4,670,386)	$(1,903,459)	$(7,628,636)	$(29,901,275)
Interest Income	–	–	–	–	–	–
Interest Expense	7,253,544	–	–	–	12	7,253,556
Depreciation and Amortization COGS	–	1,668,705	2,047,346	1,423,529	2,237,336	7,376,916
Depreciation and Amortization SG&A	200,000	12,765	2,963	1,501	8,326	225,555
Amortization of Deferred Finance Fees	372,365	–	–	–	–	372,365
Adjusted EBITDA	$(1,185,137)	$(5,006,279)	$(2,620,015)	$(478,428)	$(5,382,962)	$(14,672,821)

Exhibit 7.03(I)

CONFIDENTIAL

Pacific Ethanol Holding Co. LLC and Subsidiaries

Month and Year to Date August 31, 2012

(unaudited)

	Month Ended August 31, 2012
CONSOLIDATING STATEMENTS OF CASH FLOW	PEHC	PECOL	PEMV	PEM	PES	CONSOL
OPERATING ACTIVITIES:
Net income (loss)	$(1,320,867)	$(504,075)	$(553,328)	$388,139	$(833,348)	$(2,823,479)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation and amortization	–	210,378	257,395	177,986	281,461	927,220
Amortization of deferred financing costs	40,807	–	–	–	–	40,807
Changes in operating assets and liabilities:
Accounts receivable	–	1,616,101	672,756	(726,226)	1,928,931	3,491,562
Inventories	85,428	(1,615,943)	(1,537,212)	–	780,610	(2,287,117)
Prepaid expenses and other assets	(191,423)	1,361	1,641	1,562	(666,458)	(853,317)
Accounts payable and accrued expenses	569,653	(496,503)	(219,213)	18,859	(554,924)	(682,128)
Intercompany receivables	783,605	788,681	1,452,014	–	152	3,024,452
Intercompany payables	(2,240,696)	–	(152)	139,680	(923,284)	(3,024,452)
Net cash provided by (used in) operating activities	$(2,273,493)	$–	$73,901	$–	$13,140	$(2,186,452)
INVESTING ACTIVITIES:
Purchase of property and equipment	$–	$–	$(73,901)	$–	$(13,140)	$(87,041)
Net cash used in investing activities	$–	$–	$(73,901)	$–	$(13,140)	$(87,041)
FINANCING ACTIVITIES:
Net proceeds on LOCs	$2,000,000	$–	$–	$–	$–	$2,000,000
Net cash provided by financing activities	$2,000,000	$–	$–	$–	$–	$2,000,000
DECREASE IN CASH EQUIVALENTS	$(273,493)	$–	$–	$–	$–	$(273,493)
CASH EQUIVALENTS, BEGINNING	$298,736	$–	$–	$–	$–	$298,736
CASH EQUIVALENTS, ENDING	$25,243	$–	$–	$–	$–	$25,243

Exhibit 7.03(I)

	Year to Date August 31, 2012
CONSOLIDATING STATEMENTS OF CASH FLOW	PEHC	PECOL	PEMV	PEM	PES	CONSOL
OPERATING ACTIVITIES:
Net loss	$(9,011,046)	$(6,687,749)	$(4,670,386)	$(1,903,459)	$(7,628,636)	$(29,901,276)
Adjustments to reconcile net loss to net cash provided
by (used in) operating activities:
Depreciation and amortization	200,000	1,681,470	2,050,309	1,425,030	2,245,662	7,602,471
Amortization of deferred financing costs	372,365	–	–	–	–	372,365
Bad debt expense	–	(880)	–	–	–	(880)
Gain on disposal of equipment	–	13,415	37,921	–	42,451	93,787
Changes in operating assets and liabilities:
Accounts receivable	13,125	1,706,660	598,516	(716,993)	1,628,690	3,229,998
Inventories	108,493	(1,437,064)	(803,689)	–	1,464,207	(668,053)
Prepaid expenses and other assets	(139,881)	1,142,122	13,123	12,502	(155,874)	871,992
Accounts payable and accrued expenses	996,590	484,848	49,758	96,770	97,522	1,725,488
Intercompany receivables	(3,821,891)	3,184,127	3,064,972	(744)	(26,259)	2,400,205
Intercompany payables	(6,284,592)	15,590	44,455	1,101,893	2,722,449	(2,400,205)
Net cash provided by (used in) operating activities	$(17,566,837)	$102,539	$384,979	$14,999	$390,212	$(16,674,108)
INVESTING ACTIVITIES:
Purchase of property and equipment	$–	$(102,539)	$(384,979)	$(14,999)	$(390,212)	$(892,729)
Net cash used in investing activities	$–	$(102,539)	$(384,979)	$(14,999)	$(390,212)	$(892,729)
FINANCING ACTIVITIES:
Net proceeds on LOCs	$15,522,572	$–	$–	$–	$–	$15,522,572
Net cash provided by financing activities	$15,522,572	$–	$–	$–	$–	$15,522,572
DECREASE IN CASH EQUIVALENTS	$(2,044,265)	$–	$–	$–	$–	$(2,044,265)
CASH EQUIVALENTS, BEGINNING	$2,069,508	$–	$–	$–	$–	$2,069,508
CASH EQUIVALENTS, ENDING	$25,243	$–	$–	$–	$–	$25,243

Exhibit 7.03(I)

EXHIBIT 11.03

to Credit Agreement

[FORM OF]
LENDER ASSIGNMENT AGREEMENT

This LENDER ASSIGNMENT AGREEMENT (this “Agreement”), dated as of [_________], is by and between [____________] (the “Assignor”) and [____________] (the “Assignee”).

RECITALS

WHEREAS, the Assignor is party to the Credit Agreement, dated as of October 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Pacific Ethanol Holding Co. LLC, a Delaware limited liability company (“Pacific Holding”), Pacific Ethanol Madera LLC, a Delaware limited liability company (“Madera”), Pacific Ethanol Columbia, LLC, a Delaware limited liability company (“Boardman”), Pacific Ethanol Stockton LLC, a Delaware limited liability company (“Stockton”), and Pacific Ethanol Magic Valley, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman and Stockton, each a “Borrower” and collectively the “Borrowers”), as borrowers, Pacific Holding, as Borrowers’ Agent, each of the Lenders from time to time party thereto, Wells Fargo Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and Amarillo National Bank, as accounts bank;

WHEREAS, Assignor desires to assign certain of its interests under the Credit Agreement to Assignee in accordance with Section 11.03(b) thereof;

WHEREAS, as provided under the Credit Agreement, Assignor is a Lender and, as such, as of the date hereof has the outstanding Commitments and Loans (and of such Loans, has disbursed Funded Loans) as set forth in Annex A hereto;

WHEREAS, Assignor proposes to sell, assign and transfer to the Assignee, and the Assignee proposes to accept and assume from the Assignor, a [___] percent ([__]%) interest in all of the rights and obligations of the Assignor under the Credit Agreement and the other Financing Documents (which includes the outstanding Loans disbursed by and owing to, and the undisbursed Commitments of, Assignor), all on the terms and subject to the conditions of this Agreement (such interest in such rights and obligations being hereinafter referred to as the “Assigned Interest”); and

WHEREAS, after giving effect to the assignment and assumption under this agreement, the respective Loans, Funded Loans and Commitments of Assignor and Assignee shall be in the amounts set forth on Annex A.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

Exhibit 11.03-1

Section 2. Assignment.

(a) As of the effective date set forth on the signature page to this Agreement (the “Effective Date”), subject to and in accordance with the Credit Agreement, the Assignor irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to Assignee, and the Assignee irrevocably purchases from the Assignor, the Assigned Interest, which shall include (i) all of Assignor’s rights and obligations in its capacity as a Lender with respect to the Assigned Interest under the Credit Agreement, each other Financing Document, and any other documents or instruments delivered pursuant thereto or in connection therewith to the extent related to the Assigned Interest and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender), to the extent related to the Assigned Interest, against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, each other Financing Document, and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity (the foregoing rights, obligations and interests, collectively, the “Assigned Rights”).

(b) Upon acceptance and recording of the assignment and assumption made pursuant to this Agreement by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest and the Assigned Rights (including all payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. Each of the Assignor and the Assignee agrees that if it receives any amount under the Credit Agreement or any other Financing Document that is for the account of the other, it shall hold the same for the other to the extent of the other’s interest therein and shall pay promptly the same to the other. 1

Section 3. [Payment. As a condition to the Effective Date, Assignee shall pay to the Administrative Agent in the lawful currency of the United States and in immediately available funds the processing and recordation fee of three thousand five hundred Dollars ($3,500), without set-off, counterclaim or deduction of any kind.]

Section 4. Representations, Warranties and Undertakings.

(a) The Assignor (i) represents and warrants that (A) it is the legal and beneficial owner of the Assigned Interest and such Assigned Interest is free and clear of any Lien or adverse claim and (B) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (ii) makes no representation or warranty and assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Credit Agreement or the other Financing Documents or the execution, legality, validity, enforceability or genuineness, or sufficiency of value of the Credit Agreement, the other Financing Documents, or any other instrument or document furnished pursuant thereto or in connection therewith or (B) the financial condition of any Borrower, any other Loan Party or any Project Party or the performance or observance by any Borrower or any other Person of any of its obligations under the Credit Agreement, any other Financing Document, or any other instrument or document furnished pursuant thereto or in connection therewith.

__________

1 Assignor and Assignee to agree to treatment of Capitalized Interest, if any.

Exhibit 11.03-2

(b) The Assignee (i) represents and warrants that it (A) has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and the other Financing Documents, and (B) meets all requirements of an Eligible Assignee, (ii) acknowledges and confirms that it has received a copy of the Credit Agreement, each other Financing Document and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the Assigned Interest and assume the Assigned Rights, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Senior Secured Party, (iii) agrees that it will, independently and without reliance upon the Administrative Agent, any Borrower, or any other Senior Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Financing Document, (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement or the other Financing Documents as are delegated to such Agent by the terms thereof and (v) will perform in accordance with their terms all of the obligations that by the terms of the Financing Documents are required to be performed by it as a Lender. The Assignee further confirms and agrees that in becoming a Lender and in making its Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, any Senior Secured Party.

(c) The Assignee further agrees to furnish the tax form required by Section 4.07(e) (if so required) of the Credit Agreement no later than the Effective Date.

Section 5. Effectiveness.

(a) The effectiveness of the sale, assignment and transfer hereunder is subject to (i) the due execution and delivery of this Agreement by the Assignor and the Assignee, (ii) the receipt by the Assignor of the payment made as consideration for the sale, assignment and transfer contemplated in Section 2 hereof, (iii) consent by the Administrative Agent to this Agreement and the assignment contemplated hereby[, (iv) the receipt by the Administrative Agent of the processing and recordation fee provided for in Section 3 hereof] and [(v)] the registration of such assignment by the Administrative Agent in the Register in accordance with Section 11.03 of the Credit Agreement.

(b) Simultaneously with the execution and delivery by the parties hereto of this Agreement to the Administrative Agent for its recording in the Register, the Assignor shall deliver its Note (if any) to the Administrative Agent and may request that new Notes be executed and delivered to [the Assignor and] the Assignee and reflecting [the respective amounts of the reduced undisbursed Commitment and outstanding principal of Assignor and] the assigned and assumed outstanding principal and undisbursed Commitment of the Assignee (plus, if the Assignee is already a Lender, the amount of its outstanding principal and undisbursed Commitment immediately prior to the assignment effected hereby). Any such new Note shall carry the rights to unpaid accrued interest that were carried by any applicable superseded Note(s) such that no loss of interest shall result therefrom. Any applicable new Note executed and delivered in accordance with the foregoing shall have set forth thereon a legend substantially in the following form:

Exhibit 11.03-3

“This Note is issued in replacement of [describe replaced note] and, notwithstanding the date of this Note, this Note carries all of the rights to unpaid interest that were carried by such replaced Note, such that no loss of interest shall result from any such replacement.”

If the Assignee is already a Lender, it shall (promptly following its receipt of such new Note payable to it) return to the Borrower the prior Note, if any, held by it.

(c) Except as otherwise provided in the Credit Agreement, effective as of the Effective Date:

(i) the Assignee shall be deemed automatically to have become a party to, and the Assignee agrees that it will be bound by the terms and conditions set forth in, the Credit Agreement, and shall have all the rights and obligations of a “Lender” under the Credit Agreement and the other Financing Documents as if it were an original signatory thereto or an original Lender thereunder with respect to the Assigned Interest and the Assigned Rights; and

(ii) the Assignor shall relinquish its rights (but shall continue to be entitled to the benefits of Sections 11.07 (Costs and Expenses) and 11.09 (Indemnification by the Borrowers) of the Credit Agreement) and be released from its obligations under the Credit Agreement and the other Financing Documents to the extent specified herein.

Section 6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America.

Section 7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8. Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other action, as either party or the Administrative Agent may reasonably request in connection with the transactions contemplated by this Agreement including, without limitation, the delivery of any notices to the Borrowers or the Agents that may be required in connection with the assignment contemplated hereby.

Section 9. Binding Effect; Amendment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, subject, however, to the provisions of the Credit Agreement. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing signed by each party hereto and by the Administrative Agent.

Exhibit 11.03-4

Section 10. Administrative Agent Enforcement. The Administrative Agent shall be entitled to rely upon and enforce this Agreement against the Assignor and the Assignee in all respects.

[The remainder of this page is intentionally blank. The next page is the signature page.]

Exhibit 11.03-5

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Lender Assignment Agreement to be executed by their duly authorized officers.

The effective date for this Agreement is [the date this Agreement is acknowledged and accepted by the Administrative Agent [and the Borrowers’ Agent 2]] [____________, 20[__] (the “Trade Date”)].

[ASSIGNOR]

By: ____________________
Name:
Title:

[ASSIGNEE]

By: ____________________
Name:
Title:

Accepted and Acknowledged

this ___ day of _______, 20___

WELLS FARGO BANK, N.A.,
   as Administrative Agent

By:     ____________________

           Name:

            Title:

[3Accepted and Acknowledged

this ___ day of _______, 20___

PACIFIC ETHANOL HOLDING CO. LLC,
  as Borrowers’ Agent

By:     ____________________

           Name:

           Title:]

__________

2 Only if required pursuant to definition of Eligible Assignee.

3 Only if required pursuant to definition of Eligible Assignee.

Exhibit 11.03-6

Annex A
to Lender Assignment Agreement

[Note: Include only those Loans that Assignor has an interest in.] 4

Loan[5]	Assignor’s Undisbursed Commitment Pre-Assignment	Assignor’s Outstanding Loans Pre- Assignment[6]	Percentage (of Assignor’s interests) Assigned	Assignor’s Undisbursed Commitment Post- Assignment	Assignor’s Outstanding Loans Post- Assignment[7]	Assignee’s Undisbursed Commitment Post- Assignment*	Assignee’s Outstanding Loans Post- Assignment*[8]
Loans	$	$	%	$	$	$	$

* If Assignee is already a Lender, this number should be calculated taking into account only the Commitments and Loans assumed by Assignee pursuant to this Agreement.

__________

4 Funded Loans should be listed in parentheses.

5 Assignment to specify treatment of Capitalized Interest, if any.

6 Funded Loans should be listed in parentheses.

7 Funded Loans should be listed in parentheses.

8 Funded Loans should be listed in parentheses.

Exhibit 11.03-4

Exhibit 11.21

To

The CREDIT AGREEMENT (the “Agreement”), dated as of October 29, 2012, by and among PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company (“Pacific Holding”), PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company (“Madera”), PACIFIC ETHANOL COLUMBIA, LLC, a Delaware limited liability company (“Boardman”), PACIFIC ETHANOL STOCKTON LLC, a Delaware limited liability company (“Stockton”), and PACIFIC ETHANOL MAGIC VALLEY, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman and Stockton, the “Borrowers”), Pacific Holding, as Borrowers’ Agent (the “Borrowers’ Agent”), each of the Lenders from time to time party thereto, WELLS FARGO BANK, N.A., as administrative agent for the Lenders (the “Bank”), WELLS FARGO BANK, N.A., as collateral agent for the Senior Secured Parties, CREDIT SUISSE LOAN FUNDING LLC, as Syndication Agent and AMARILLO NATIONAL BANK, as accounts bank. Capitalized terms used but not defined herein have the meanings given to such terms in the Agreement.

I hereby certify that I am authorized to deliver this Exhibit 11.21 on behalf of the Borrowers and the Borrowers’ Agent (collectively, the “Organization”), and hereby further certify that the names, titles, telephone numbers, email addresses and specimen signatures set forth below identify the persons authorized to provide direction and initiate or confirm transactions, including funds transfer instructions, on behalf of the Organization, and that the option checked in Part C of this Exhibit 11.21 is the security procedure selected by the Organization for use in verifying that a funds transfer instruction received by the Bank is that of the Organization.

The Organization has reviewed each of these security procedures and has determined that the option checked in Part C of this Exhibit 11.21 best meets its requirements; given the size, type and frequency of the instructions it will issue to the Bank. By selecting the security procedure specified in Part C of this Exhibit 11.21, the Organization acknowledges that it has elected to not use the other security procedures described below and agrees to be bound by any funds transfer instruction, whether or not authorized, issued in its name and accepted by the Bank in compliance with the particular security procedure chosen by the Organization.

NOTICE: The security procedure selected by the Organization will not be used to detect errors in the funds transfer instructions given by the Organization. If a funds transfer instruction describes the beneficiary of the payment inconsistently by name and account number, payment may be made on the basis of the account number even if it identifies a person different from the named beneficiary. If a funds transfer instruction describes a participating financial institution inconsistently by name and identification number, the identification number may be relied upon as the proper identification of the financial institution. Therefore, it is important that the Organization take such steps as it deems prudent to ensure that there are no such inconsistencies in the funds transfer instructions it sends to the Bank.

Exhibit 11.21

Part A

Name, Title, Telephone Number, Email Address and Specimen Signature

for person(s) designated to provide direction, including but not limited to funds transfer instructions, and to otherwise act on behalf of the Organization

Name	Title	Telephone Number	Email Address	Specimen Signature

Neil M. Koehler	President	916-403-2126	neilk@pacificethanol.net	/s/ Neil M. Koehler
Bryon T. McGregor	CFO	916-403-2710	bncgregor@pacificethanol.net	/s/ Bryon T. McGregor

_________________	________________	________________	_____________	________________

[list more if desired]

Part B

Name, Title, Telephone Number and Email Address for

person(s) designated to confirm funds transfer instructions

Name	Title	Telephone Number	Email Address

Michael Kramer	Treasurer	916-403-2738	mkramer@pacificethanol.net
Rebecca Lane	Staff Accountant-Finance	916-403-2725	rlane@pacificethanol.net

___________________	____________________	________________	_________________

[list more if desired]

Exhibit 11.21

Part C

Means for delivery of instructions and/or confirmations

The security procedure to be used with respect to funds transfer instructions is checked below:

[X]	Option 1. Confirmation by telephone call-back. The Bank shall confirm funds transfer instructions by telephone call-back to a person at the telephone number designated on Part B above. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts A and B of this Exhibit 11.21.

[X] CHECK box, if applicable:

If the Bank is unable to obtain confirmation by telephone call-back, the Bank may, at its discretion, confirm by email, as described in Option 2.

[_]	Option 2. Confirmation by email. The Bank shall confirm funds transfer instructions by email to a person at the email address specified for such person in Part B of this Schedule. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts A and B of this Exhibit 11.21. The Organization understands the risks associated with communicating sensitive matters, including time sensitive matters, by email. The Organization further acknowledges that instructions and data sent by email may be less confidential or secure than instructions or data transmitted by other methods. The Bank shall not be liable for any loss of the confidentiality of instructions and data prior to receipt by the Bank.

[_] CHECK box, if applicable:

If the Bank is unable to obtain confirmation by email, the Bank may, at its discretion, confirm by telephone call-back, as described in Option 1.

[_]	Option 3. Delivery of funds transfer instructions by password protected file transfer system only - no confirmation. The Bank offers the option to deliver funds transfer instructions through a password protected file transfer system. If the Organization wishes to use the password protected file transfer system, further instructions will be provided by the Bank. If the Organization chooses this Option 3, it agrees that no further confirmation of funds transfer instructions will be performed by the Bank.

[_]	Option 4. Delivery of funds transfer instructions by password protected file transfer system with confirmation. Same as Option 3 above, but the Bank shall confirm funds transfer instructions by [_] telephone call-back or [_] email (must check at least one, may check both) to a person at the telephone number or email address designated on Part B above. By checking a box in the prior sentence, the party shall be deemed to have agreed to the terms of such confirmation option as more fully described in Option 1 and Option 2 above.

Dated this 29th day of October, 2012.

By /S/ BRYON T. MCGREGOR

Name: Bryon T. McGregor

Title: Chief Operating Officer

Exhibit 11.21